                          SUPPLEMENT DATED MAY 2, 2005

                                       TO

                         PROSPECTUSES DATED MAY 2, 2005

                                ----------------

This Supplement is intended to be distributed with certain prospectuses dated May 2, 2005 for variable annuity contracts issued by John Hancock Life Insurance Company. The prospectuses involved bear the title REVOLUTION VALUE VARIABLE ANNUITY and REVOLUTION VALUE II VARIABLE ANNUITY. We refer to these prospectuses as the "Product Prospectuses."

This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                                ----------------

THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED APRIL 30, 2005 FOR THE M
 FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ
      THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE
                               INVESTMENT OPTIONS.

                                ----------------

                       AMENDMENTS TO PRODUCT PROSPECTUSES

1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

                          Brandes International Equity
                          Business Opportunity Value
                          Frontier Capital Appreciation
                          Turner Core Growth

When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term "Series Fund" includes M Fund, Inc., and the term funds includes the investment options of M Fund, Inc.

2. The fourth table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                           TOTAL FUND
                                                                           OPERATING                    TOTAL FUND
                               INVESTMENT  DISTRIBUTION  OTHER EXPENSES     EXPENSES                    OPERATING
                               MANAGEMENT  AND SERVICE       WITHOUT        WITHOUT        EXPENSE    EXPENSES WITH
           FUND NAME              FEES     (12b-1) FEES   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
-----------------------------  ----------  ------------  --------------  -------------  ------------  --------------
M FUND, INC. (NOTE 3)
Brandes International Equity      0.70%         N/A          0.22%          0.92%           0.00%        0.92%
Business Opportunity Value        0.65%         N/A          0.62%          1.27%           0.37%        0.90%
Frontier Capital Appreciation     0.90%         N/A          0.19%          1.09%           0.00%        1.09%
Turner Core Growth                0.45%         N/A          0.21%          0.66%           0.00%        0.66%

(3) For the period ending May 1, 2005 to April 30, 2006, the adviser has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2004. Future fees and expenses may be different.

REVMSUPP 5/05

3. The table in the "Information about the Funds" section of each Product Prospectus is amended to include the following at the end thereof:

            FUND NAME                     PORTFOLIO MANAGER                      INVESTMENT DESCRIPTION
            ---------                     -----------------                      ----------------------
BRANDES INTERNATIONAL EQUITY FUND  Brandes Investment Partners, LLC  Seeks to provide long-term capital appreciation.
BUSINESS OPPORTUNITY VALUE FUND    Iridian Asset Management LLC      Seeks to provide long-term capital appreciation.
M FUND FRONTIER CAPITAL            Frontier Capital Management       Seeks to provide maximum capital appreciation.
APPRECIATION FUND                  Company, LLC
M FUND TURNER CORE GROWTH FUND     Turner Investment Partners, Inc.  Seeks to provide long-term capital appreciation.

4. The table below contain selected data for accumulation shares for the four additional variable investment options that were held in the Account at December 31, 2004. The Table supplements "Appendix U: Accumulation Unit Value Tables" contained in the Product Prospectuses.

                                                                                                              PERIOD FROM
                                                                    YEAR       YEAR       YEAR       YEAR       JUNE 1,
                                                                    ENDED      ENDED      ENDED      ENDED      2000 TO
                                                                   DEC. 31    DEC. 31    DEC. 31    DEC. 31     DEC. 31
                                                                    2004       2003        2002      2001         2000
                                                                  ---------  ---------  ---------  ---------  -----------
M FUND TURNER CORE GROWTH
Accumulation Share Value:
  Beginning of period (Note 3).................................   $    6.23  $    4.68  $    6.45  $    8.56  $   10.00
  End of period................................................   $    6.84  $    6.23  $    4.68  $    6.45  $    8.56
Number of Accumulation Shares outstanding at end of period.....       4,528      4,476      2,716      2,076        911
M FUND BRANDES INTERNATIONAL
Accumulation Share Value:
  Beginning of period (Note 7).................................   $   11.62  $    7.98  $    9.54  $   11.07  $   10.00
  End of period................................................   $   14.23  $   11.62  $    7.98  $    9.54  $   11.07
Number of Accumulation Shares outstanding at end of period.....       2,671      2,843      2,357      8,418        901
M FUND FRONTIER CAPITAL APPRECIATION
Accumulation Share Value:
  Beginning of period (Note 3).................................   $   10.40  $    6.75  $    9.15  $    9.36  $   10.00
  End of period................................................   $   11.23  $   10.40  $    6.75  $    9.15  $    9.36
Number of Accumulation Shares outstanding at end of period.....       2,576      2,429      2,450      4,428        889
M FUND BUSINESS OPPORTUNITIES VALUE
Accumulation Share Value:
  Beginning of period (Note 7).................................   $    9.97  $    7.78  $   10.00         --         --
  End of period................................................   $   12.07  $    9.97  $    7.78         --         --
Number of Accumulation Shares outstanding at end of period.....       1,142      1,522      1,149         --         --

     ANNUITY SERVICE OFFICE                             MAILING ADDRESS
       601 Congress Street                           Post Office Box 55106
Boston, Massachusetts 02210-2805               Boston, Massachusetts 02205-5106
(617) 663-3000 or (800) 824-0335


                          Prospectus dated May 2, 2005
                                for interests in
             John Hancock Life Insurance Company Separate Account H

                       Interests are made available under

                        REVOLUTION VALUE VARIABLE ANNUITY

   a flexible purchase payment deferred combination fixed and variable annuity contract issued by
                       JOHN HANCOCK LIFE INSURANCE COMPANY

This contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

              Health Sciences                 Mid Value
              Small Cap Growth                Growth & Income II
              Small Cap Index*                500 Index B
              Mid Cap Stock                   Equity-Income
              Financial Services              Managed
              International Equity Index B    High Yield
              Overseas Equity                 Global Bond
              Mid Cap Index                   Total Return
              Large Cap Growth                Bond Index B
              Total Stock Market Index        Active Bond
              Blue Chip Growth                Short-Term Bond
              Real Estate Securities          Money Market B
              Small Cap Value


* not available for contracts issued after April 30, 2003










CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the above address or by telephoning the number above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on the next page.


In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account H is referred to as the "Account".

                                TABLE OF CONTENTS


GUIDE TO THIS PROSPECTUS..................................       5
FEE TABLES................................................       6
  EXAMPLES................................................       8
BASIC INFORMATION.........................................       9
  WHAT IS THE CONTRACT?...................................       9
  WHO OWNS THE CONTRACT?..................................       9
  IS THE OWNER ALSO THE ANNUITANT?........................       9
  HOW CAN I INVEST MONEY IN A CONTRACT?...................       9
    Premium Payments......................................       9
    Allocation of Premium Payments........................       9
    Limits on Premium Payments............................      10
    Ways to Make Premium Payments.........................      10
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT
  CHANGE OVER TIME? ......................................      10
  WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?........      11
  TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND
  CONDITIONS OF THE CONTRACTS? ...........................      11
    State Law Insurance Requirements......................      11
    Variations in Charges or Rates........................      11
  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?.....      11
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?..      12
    Allocation of Premium Payments........................      12
    Transfers Among Investment Options....................      12
    Telephone and Facsimile Transactions..................      13
    Dollar-Cost Averaging ("DCA") Programs................      13
    Strategic Rebalancing.................................      14
  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY
   CONTRACT?..............................................      14
    Annual Contract Fee...................................      14
    Asset-Based Charge....................................      14
    Premium Taxes.........................................      15
    Withdrawal Charge.....................................      15
    Other Charges.........................................      15
  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?..............      16
    Surrenders and Partial Withdrawals....................      16
    Waiver of Withdrawal Charge Rider.....................      16
    Systematic Withdrawal Plan............................      17
    Telephone Withdrawals.................................      17
  WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFOR
  MY CONTRACT'S DATE OF MATURITY? ........................      17
    Standard Death Benefit................................      18
  OPTIONAL DEATH BENEFITS.................................      18
    Enhanced Death Benefit................................      18
    Earnings Enhancement Death Benefit....................      19
  WHAT OTHER OPTIONS CAN I PURCHASE UNDER A CONTRACT?.....      19
    Accumulated Value Enhancement.........................      19
    Guaranteed Retirement Income Benefit..................      20
  CAN I RETURN MY CONTRACT?...............................      21
DESCRIPTION OF JHLICO.....................................      22
HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS............      22
    Information about the funds...........................      22
DESCRIPTION OF CHARGES AT THE FUND LEVEL..................      25
HOW WE SUPPORT THE GUARANTEE PERIODS......................      25
HOW THE GUARANTEE PERIODS WORK............................      25
    Guaranteed Interest Rates.............................      26
    Calculation of Market Value Adjustment ("MVA")........      26
    Limitation on Market Value Adjustments................      26
THE ACCUMULATION PERIOD...................................      26
    Your Value in Our Variable Investment Options.........      27
    Valuation of Accumulation Units.......................      27
  YOUR VALUE IN THE GUARANTEE PERIODS.....................      27
THE ANNUITY PERIOD........................................      27
    Date of Maturity......................................      27
    Choosing Fixed or Variable Annuity Payments...........      28
    Selecting an Annuity Option...........................      28
    Variable Monthly Annuity Payments.....................      28
    Transfers during the annuity period...................      28
    Assumed Investment Rate...............................      29
    Fixed Monthly Annuity Payments........................      29
    Annuity Options.......................................      29
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES...........      30
DISTRIBUTIONS FOLLOWING DEATH OF OWNER....................      30
MISCELLANEOUS PROVISIONS..................................      30
    Assignment; Change of Owner or Beneficiary............      31
TAX INFORMATION...........................................      31
    Our Income Taxes......................................      31
    Special Considerations for Optional Benefit Riders....      31
    Contracts Not Purchased to Fund a Tax Qualified Plan..      31
    Undistributed Gains...................................      31
    Annuity Payments......................................      31
    Surrenders, Withdrawals and Death Benefits............      32
    Penalty for Premature Withdrawals.....................      32
    Special Considerations for Puerto Rico Annuity
    Contracts ............................................      32
    Diversification Requirements..........................      32
    Contracts Purchased for a Tax Qualified Plan..........      33
    Tax-Free Rollovers....................................      33
    Traditional IRAs......................................      33
    Roth IRAs.............................................      34
    SIMPLE IRA Plans......................................      34
    Simplified Employee Pension Plans (SEPs)..............      35
    Section 403(b) plans..................................      35
    Pension and Profit Sharing Plans Qualified Under
    Section 401(a) .......................................      35
    "Top-Heavy" Plans.....................................      36
    Section 457 Deferred Compensation Plans...............      36
    Elective Deferral Limits..............................      36
    Elective Catch- Up Limits.............................      36
    Withholding on Rollover Distributions.................      37
    Puerto Rico Annuity Contracts Purchased to Fund a
    Tax-Qualified Plan ...................................      37
    See Your Own Tax Adviser..............................      37
PERFORMANCE INFORMATION...................................      37
REPORTS...................................................      38
VOTING PRIVILEGES.........................................      38
CERTAIN CHANGES...........................................      38
    Changes to the Account................................      38
    Variations in Charges or Rates for Eligible Classes...      38

DISTRIBUTION OF CONTRACTS.................................      38
EXPERTS...................................................      39
APPENDIX A: SPECIAL TERMS.................................      40
APPENDIX B - DETAILS ABOUT GUARANTEE PERIODS..............      42
APPENDIX C - EXAMPLE OF WITHDRAWAL CHARGE.................      45
APPENDIX D - EXAMPLES OF EARNINGS ENHANCEMENT DEATH
BENEFIT CALCULATION.......................................      47
APPENDIX U: ACCUMULATION UNIT VALUE TABLES................       1

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                 PAGE OF SAI
DISTRIBUTION...................................................      2
CALCULATION OF PERFORMANCE DATA................................      2
OTHER PERFORMANCE INFORMATION..................................      3
CALCULATION OF ANNUITY PAYMENTS................................      4
ADDITIONAL INFORMATION ABOUT DETERMINING
UNIT VALUES....................................................      5
PURCHASES AND REDEMPTIONS OF FUND SHARES.......................      6
THE ACCOUNT....................................................      6
DELAY OF CERTAIN PAYMENTS......................................      7
LIABILITY FOR TELEPHONE TRANSFERS..............................      7
VOTING PRIVILEGES..............................................      7
FINANCIAL STATEMENTS...........................................      9

                            GUIDE TO THIS PROSPECTUS

This is the prospectus - not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract.

The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.


When you select one or more of these variable investment options, we invest your money in NAV shares of a corresponding portfolio of the John Hancock Trust (the "Series Fund"). In this prospectus, the portfolios of the Series Fund may also be referred to as Funds.



The Series Fund is a so-called "series" type mutual fund registered with the "SEC". The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.


For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACTOWNER TRANSACTION EXPENSES                           REVOLUTION VALUE
----------------------------------                           ----------------
Maximum Withdrawal Charge (as % of amount withdrawn or     7% for the first year
surrendered) (1)                                          6% for the second year
                                                           5% for the third year
                                                          4% for the fourth year
                                                           3% for the fifth year
                                                           2% for the sixth year
                                                          1% for the seventh year
                                                               0% thereafter

Maximum transfer charge (2)                                         $25

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

(2) This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                REVOLUTION VALUE

Maximum Annual Contract Fee (3)                                $    50
Current Annual Contract Fee (4)                                $    30
Separate Account Annual Expenses (as a percentage of average
account value) (5)                                                1.25%

                       OPTIONAL BENEFIT RIDER CHARGES (6)

Waiver of Withdrawal Charge ("CARESolutions") Rider                  0.10% of that portion of your contract's total value
                                                                     attributable to premiums that are still subject to surrender charges.
Enhanced Death Benefit Rider (7)                                     0.25% of your contract's total value
Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit Rider  0.25% of your contract's total value
Accumulated Value Enhancement                                        0.35% of your initial premium payment
("CARESolutions Plus") Rider (8)                                     0.30% of your contract's total value
Guaranteed Retirement Income Benefit Rider (9)

(3) This charge is not currently imposed, and would only apply to contracts of less than $50,000.

(4) This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods or in the guarantee rate account under our dollar-cost averaging value program.

6) Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

7) In certain states (and for riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit rider may be lower than the amount shown.

8) This rider is available only if you purchase the Waiver of Withdrawal Charge rider as well. We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.

9) This rider is not available for contracts issued after April 30, 2004.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                        MINIMUM  MAXIMUM
-----------------------------------------                        -------  -------
Range of expenses that are deducted from fund assets, including
management fees, and other expenses                              0.50%    1.16%


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

ALL OF THE PORTFOLIOS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12b-1 FEES THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A PORTFOLIO ARE BASED UPON THE EXPENSE RATIOS OF THE PORTFOLIO'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2004 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12b-1 FEE APPLICABLE TO THE NAV SHARES).


                                                                  TOTAL
                                           MANAGEMENT    OTHER    ANNUAL
                PORTFOLIO                     FEES     EXPENSES  EXPENSES
-----------------------------------------  ----------  --------  --------
JOHN HANCOCK TRUST - NAV SHARES
Health Sciences Trust                        1.05%(B)    0.11%    1.16%
Small Cap Growth Trust(A)                    1.08%       0.07%    1.15%
Small Cap Index Trust                        0.49%       0.03%    0.52%
Mid Cap Stock Trust                          0.86%       0.05%    0.91%
Financial Services Trust                     0.88%(C)    0.08%    0.96%
International Equity Index Trust B(A)+(D)    0.55%       0.04%    0.59%
Overseas Equity Trust(A)                     1.05%       0.09%    1.14%
Mid Cap Index Trust                          0.49%       0.03%    0.52%
Large Cap Growth Trust                       0.85%       0.06%    0.91%
Total Stock Market Index Trust               0.49%       0.03%    0.52%
Blue Chip Growth Trust                       0.82%(B)    0.04%    0.86%
Real Estate Securities Trust                 0.70%       0.05%    0.75%
Small Cap Value Trust(A)                     1.08%       0.08%    1.16%
Mid Value Trust (A)                          1.01%(B)    0.07%    1.08%
Growth & Income II Trust (A)+                0.68%       0.03%    0.71%
500 Index Trust B (A)+(D)                    0.47%       0.03%    0.50%
Equity-Income Trust                          0.81%(B)    0.05%    0.86%
Managed Trust                                0.73%       0.04%    0.77%
High Yield Trust                             0.68%       0.07%    0.75%
Global Bond Trust                            0.70%       0.10%    0.80%
Total Return Trust                           0.70%       0.05%    0.75%
Bond Index Trust B (A)+(D)                   0.47%       0.03%    0.50%
Active Bond Trust (A)+                       0.61%       0.04%    0.65%
Short-Term Bond Trust (A)+                   0.58%       0.05%    0.63%
Money Market Trust B (A)+(D)                 0.49%       0.04%    0.53%


 +  Commencement of operations -- April 29, 2005

(A) Based on estimates for the current fiscal year


(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust and the Equity-Income Trust, the Mid Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                            MANAGEMENT  TOTAL ANNUAL
        PORTFOLIO              FEES       EXPENSES
--------------------------  ----------  ------------
Health Sciences Trust          1.02%       1.13%
Blue Chip Growth Trust         0.79%       0.83%
Equity-Income Trust            0.78%       0.83%
Mid Value Trust                0.98%       1.05%



(C) Financial Services Trust. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services Trust to the amounts shown below. THIS advisory fee WAIVER may be terminated at any time.

                                     BETWEEN $50
                          FIRST $50  MILLION AND    EXCESS OVER
       PORTFOLIO          MILLION*   $500 MILLION*  $500 MILLION*
------------------------  ---------  -------------  -------------
Financial Services Trust   0.85%         0.80%          0.75%

*as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" would have been as follows:


        PORTFOLIO         MANAGEMENT FEES  TOTAL ANNUAL EXPENSES
------------------------  ---------------  ---------------------
Financial Services Trust        0.83%             0.91%



(D) The Series Fund sells these portfolios only to certain variable life insurance and variable annuity separate accounts of JHLICO and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Series Fund and the Advisor. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Total Annual Expenses." A portfolio's annual operating Expenses including advisory fees, but excludes, taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Series Fund, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.


EXAMPLES

The following two examples are intended to help you compare the cost of investing in a Revolution Value contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" contract with the following optional benefit riders: waiver of withdrawal charge rider, enhanced death benefit rider, earnings enhancement death benefit rider, accumulated value enhancement rider and guaranteed retirement income benefit rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - maximum fund-level total operating expenses

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                      ------  -------  -------  --------
If you  surrender  the  contract  at the  end of the
applicable time period:                               $1,012  $ 1,607  $ 2,220  $  4,013
If you  annuitize,  or do not surrender the contract
at the end of the applicable time period:             $  382  $ 1,158  $ 1,951  $  4,013


The next example assumes that you invest $10,000 in a "No Rider" contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Revolution Value - minimum fund-level total operating expenses

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                      ------  -------  -------  --------
If you  surrender  the  contract  at the  end of the
applicable time period:                               $  809  $ 1,003  $ 1,223  $  2,080
If you  annuitize, or do not surrender the contract
at the end of the applicable time period:             $  179  $   556  $   957  $  2,080

For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions. Those assumptions (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the portfolio which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                                BASIC INFORMATION

WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS


We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 20 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.


ALLOCATION OF PREMIUM PAYMENTS

An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Service Office.


Once we receive your initial premium payment and all necessary information at our Annuity Service Office we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.


In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age
84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.


Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment at our Annuity Service Office. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

The total of all new premium payments and transfers that you may allocate to any one variable investment option or guarantee period in any one contract year may not exceed $1,000,000.

While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

                                    YOU MAY NOT MAKE ANY PREMIUM PAYMENTS
IF YOUR CONTRACT IS USED TO FUND       AFTER THE ANNUITANT REACHES AGE
--------------------------------    -------------------------------------
a "tax qualified plan" (1)                         70 1/2 (2)
a non-tax qualified plan                             85


(1) as that term is used in "Tax Information," beginning on page 30.



(2) except for a Roth IRA, which has no age limit.


WAYS TO MAKE PREMIUM PAYMENTS

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and


      -     made payable to "John Hancock" and sent to the Annuity Service
            Office


We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.


We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Service Office.


PREMIUM PAYMENTS BY WIRE. If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.

After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Service Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.


Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?".

The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available guarantee periods with durations for five years, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.


However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")".


At any time before the date of maturity, the total value of your contract equals:

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and


      - plus the interest we credit to any of your contract's value while it is in a guarantee period or in the guarantee rate account (see "Dollar-cost averaging value program").


WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.


You should carefully review the discussion under "The annuity period" for information about all of these choices you can make.


TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, guarantee periods, rates and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

In addition, if you elect the Accumulated Value Enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made,

      - the nature of any tax qualified retirement plan for which the contract is being used, if any, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?


ALLOCATION OF PREMIUM PAYMENTS



When you apply for your contract, you specify the variable investment options or fixed investment options (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Service Office.



Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or fixed investment option that you are not then using or have not previously used counts as one "use" of an investment option.


TRANSFERS AMONG INVESTMENT OPTIONS


During the accumulation period, you may transfer amounts held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options and subject to the restrictions set forth below. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once. You may not make any transfers during the annuity period, however, to or from a fixed annuity payment option.



To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative).


We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Funds underlying investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a Fund can be harmed by frequent transfer activity since such activity may expose a Fund to increased portfolio transaction costs (affecting the value of the shares) and disruption to management of a Fund (affecting a subadviser's ability to effectively manage a Fund's investment portfolio in accordance with the Fund's investment objective and policies), both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Account to restrict transfers to two per month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the annuity period" section of this Prospectus). Under the Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Account's policy and procedures uniformly to all contract owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the contract's date of maturity.

Contract owners should note that while we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that we will successfully impose restrictions on all disruptive frequent trading activity. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR-COST AVERAGING ("DCA") PROGRAMS

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new premium payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For contracts issued prior to May 1, 2004, the assets in this account attributable to a new premium payment will be transferred automatically to one or more variable investment options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new premium is deposited in the DCA rate account program with respect to that premium. At the time of each deposit into this program, you must tell us in writing:

      -     that your deposit should be allocated to this program; and

      -     the variable investment options to which assets will be transferred;
            and

      - the percentage amount to be transferred to each such variable investment option.

Transfers to the guarantee periods are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

      - You may elect the program only if the total value of your contract equals $15,000 or more.

      -     The amount of each transfer must equal at least $250.

      - You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

      - You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

      -     You may discontinue the program at any time.

      - The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

      - Automatic transfers to or from guarantee periods are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

STRATEGIC REBALANCING

This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from guarantee periods or the DCA rate account are not permitted under this program.

This program can be elected by sending the appropriate form to our Annuity Service Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

ANNUAL CONTRACT FEE

We deduct the annual contract fee shown in the Fee Tables at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

ASSET-BASED CHARGE

We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE


If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables. We use this charge to help defray expenses relating to sales of the contracts, including commissions paid and other distribution costs.


Free withdrawal amounts: If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

How we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.


You will find examples of how we compute the withdrawal charge in Appendix C to this prospectus.


When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

OTHER CHARGES

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender your contract for a cash payment of its "surrender value," or

      -     make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Service Office.


Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information." Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.


We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal:

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

WAIVER OF WITHDRAWAL CHARGE RIDER

You may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse.

Under this rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

      - a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

      - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

      - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider.

You may not purchase this rider: (1) if either of the covered persons is older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years.

There is a charge for this rider, as set forth in the Fee Tables. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. In certain marketing materials, this rider may be referred to as "CARESolutions".

If you purchase this rider:

      - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors, and

      - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.


You should carefully review the tax considerations for optional benefit riders before selecting this optional benefit rider.

SYSTEMATIC WITHDRAWAL PLAN


Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" and "What fees and charges will be deducted from my contract?" . The same tax consequences also generally will apply.


The following conditions apply to systematic withdrawal plans:

      - You may elect the plan only if the total value of your contract equals $25,000 or more.

      -     The amount of each systematic withdrawal must equal at least $100.

      - If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

      -     You may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.


TELEPHONE WITHDRAWALS



If you complete a separate authorization form, you may make requests to withdraw a portion of your contract value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this prospectus.


WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

      - If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

      - If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

      - If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

      - If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Service Office:

      -     proof of death before the contract's date of maturity, and

      -     any required instructions as to method of settlement.

We will generally pay the death benefit in a single sum to the beneficiary you chose, unless

      - the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 31); or


      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" 30.

STANDARD DEATH BENEFIT

We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders below. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

      - the total value of your contract, adjusted by any then-applicable market value adjustment, on the date we receive notice of death in proper order, or

      - the total amount of premium payments made, less any partial withdrawals.

OPTIONAL DEATH BENEFITS

You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

      -     only if the rider is available in your state;

      -     only when you apply for the contract;

      - if you elect the Enhanced Death Benefit rider, only if each owner and each annuitant is under age 80 at the time you apply for the contract; and

      - if you elect the Earnings Enhancement Death Benefit rider, only if each owner and each annuitant is under age 75 at the time you apply for the contract.

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

      -     the contract's date of maturity, or

      -     upon your surrendering the contract, or


      - a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner").



In addition, you may terminate the Enhanced Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Service Office. If you purchase an Earnings Enhancement Death Benefit rider, however, you CANNOT request us to terminate the rider and its charges.


ENHANCED DEATH BENEFIT

Under this benefit, we will pay the greatest of:

      -     the standard death benefit,

      - the amount of each premium you have paid, accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

      - the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The rider's "measuring life" is:

      - the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the Maturity Date,

      - the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the Maturity Date,

      - the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the Maturity Date,

      - the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining the rider's measuring life.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.


You should carefully review the tax considerations for optional benefits before selecting this optional benefit rider.


EARNINGS ENHANCEMENT DEATH BENEFIT (not available for contracts issued to tax-qualified plans)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

      - if all of the owners and the annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Premiums," up to a maximum benefit amount of 80% of your "Adjusted Net Premiums" prior to the date of the decedent's death;

      - if any of the owners or the annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Premiums," up to a maximum benefit amount of 50% of your "Adjusted Net Premiums" prior to the date of the decedent's death; but

      - if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

"Net Premiums," for purposes of this benefit, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted Net Premiums" means Net Premiums minus any premiums you paid in the 12 month period prior to the decedent's death (excluding the initial premium).

For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.


YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.


WHAT OTHER OPTIONS CAN I PURCHASE UNDER A CONTRACT?


In addition to the enhanced death benefit and waiver of withdrawal charge benefits discussed above, we currently make available one other optional benefit. You may elect this benefit Described Below:


      -     only if your state permits;

      -     only when you apply for a contract; and

      -     only if you are under age 75 when you apply for a contract.

This optional benefit is provided under a rider that contains many terms and conditions not set forth below. Therefore, you should refer directly to the rider for more complete information. We will provide you with a copy on request. We may make other riders available in the future.

ACCUMULATED VALUE ENHANCEMENT

under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

      - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

      -     is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.


You may elect this rider only when you apply for the contract. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" for a general description of other premium limits under the contract).


You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider as described in the Fee Tables.

The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this rider may be referred to as "CARESolutions Plus."


You should carefully review the tax considerations for optional benefit riders before selecting this optional benefit rider.


Contracts issued before May 1, 2004 may have been issued with the following optional benefit rider:

GUARANTEED RETIREMENT INCOME BENEFIT

Under this benefit, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

      - The date of maturity must be within the 30 day period following a contract anniversary.

      - If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

      - If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

If your contract was issued with this rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to a guaranteed period or Money Market investment option (currently 4%) and (b) contract value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this rider as described in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

      -     JHLICO at the Annuity Service Office, or

      -     the JHLICO representative who delivered the contract to you.

In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then- applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

Who Should Purchase A Contract?

We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

      - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

      - non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section 408 of the Code;

      -     SIMPLE IRA plans adopted under Section 408(p) of the Code

      - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

      - Annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.


We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans.


When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

DESCRIPTION OF JHLICO

We are JHLICO, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, our assets were approximately $100 billion.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Series Funds' shares, belong to JHLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of JHLICO's general assets also support JHLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INFORMATION ABOUT THE FUNDS.

The funds available under the contracts are as follows:


   PORTFOLIO      PORTFOLIO MANAGER                         INVESTMENT DESCRIPTION
   ---------      -----------------                         ----------------------
HEALTH SCIENCES  T. Rowe Price        seeks long-term capital appreciation by investing, under normal
TRUST            Associates, Inc.     market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies
`                                     engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

SMALL CAP        Wellington           Seeks long-term capital appreciation by investing, under normal
GROWTH TRUST     Management           market conditions, primarily in small-cap companies that are
                 Company, LLP         believed to offer above average potential for growth in
                                      revenues and earnings.

SMALL CAP INDEX  MFC Global           seeks to approximate the aggregate total return of a small cap
TRUST            Investment           U.S. domestic equity market index by attempting to track the
                 Management (U.S.A.)  performance of the Russell 2000 Index.
                 Limited

MID CAP STOCK    Wellington           seeks long-term growth of capital by investing primarily in
TRUST            Management           equity securities of mid-size companies with significant capital
                 Company, LLP         appreciation potential.

   PORTFOLIO      PORTFOLIO MANAGER                         INVESTMENT DESCRIPTION
   ---------      -----------------                         ----------------------
FINANCIAL        Davis Advisors       seeks growth of capital by investing primarily in common stocks
SERVICES TRUST                        of financial  companies.  During  normal  market  conditions,  at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are
                                      principally engaged in financial services. A company is
                                      "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

INTERNATIONAL    SSgA Funds           seeks to track the performance of a broad-based equity index of
EQUITY INDEX     Management, Inc.     foreign companies primarily in developed countries and, to a
TRUST B                               lesser extent, in emerging market countries by investing, under
                                      normal  market  conditions,   at  least  80%  of  its  assets  in
                                      securities listed in the Morgan Stanley Capital International All
                                      Country World Excluding U.S. Index

OVERSEAS EQUITY  Capital Guardian     seeks long-term capital appreciation by investing, under normal
TRUST            Trust Company        market  conditions,   at  least  80%  of  its  assets  in  equity
                                      securities of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.

MID CAP INDEX    MFC Global           seeks to  approximate  the  aggregate  total  return of a mid cap
TRUST            Investment           U.S. domestic equity market index by attempting to track the
                 Management (U.S.A.)  performance of the S&P Mid Cap 400 Index*.
                 Limited

LARGE CAP        Fidelity Management  seeks long-term growth of capital by investing, under normal
GROWTH TRUST     & Research Company   market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

TOTAL STOCK      MFC Global           seeks to approximate the aggregate total return of a broad U.S.
MARKET INDEX     Investment           domestic equity market index by attempting to track the
TRUST            Management (U.S.A.)  performance of the Wilshire 5000 Equity Index*
                 Limited

BLUE CHIP        T. Rowe Price        seeks to achieve  long-term  growth of capital (current income is
GROWTH TRUST     Associates, Inc.     a secondary objective) by investing, under normal market
                                      conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth
                                      companies. Many of the stocks in the portfolio are expected to pay dividends.

REAL ESTATE      Deutsche Asset       seeks to achieve a combination of long-term capital appreciation
SECURITIES       Management Inc.      and current income by investing, under normal market conditions,
TRUST                                 at least 80% of its net assets (plus any borrowings for
                                      investment purposes) in equity securities of real estate
                                      investment trusts ("REITS") and real estate companies.

SMALL CAP VALUE  Wellington           seeks long-term capital appreciation by investing, under normal
TRUST            Management           market conditions, at least 80% of its assets in small-cap
                 Company, LLP         companies that are believed to be undervalued by various
                                      measures and offer good prospects for capital appreciation.

MID VALUE TRUST  T. Rowe Price        seek long-term capital appreciation by investing, under normal
                 Associates, Inc.     market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are believed to be
                                      undervalued by various measures and offer good prospects for capital appreciation.

   PORTFOLIO      PORTFOLIO MANAGER                                   INVESTMENT DESCRIPTION
   ---------      -----------------                                   ----------------------
GROWTH &         Independence                   seeks income and long-term capital appreciation by investing,
INCOME II TRUST  Investment LLC                 under normal market  conditions,  primarily in a diversified  mix of common stocks of large U.S. companies.

500 INDEX TRUST  MFC Global                     seeks to approximate the aggregate total return of a broad U.S.
B                Investment                     domestic equity market index investing, under normal market
                 Management (U.S.A.)            conditions,  at least 80% of its net assets (plus any  borrowings
                 Limited                        for investment purposes) in (a) the common stocks that are included in the S & P 500 Index and (b) securities (which may or may not be included in the S & P 500 Index) that MFC Global
                                                (U.S.A.) believes as a group will behave in a manner similar to the index.

EQUITY-INCOME    T. Rowe Price                  seeks to provide substantial dividend income and also long-term
TRUST            Associates, Inc.               capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with
                                                favorable prospects for both increasing dividends and capital appreciation.

MANAGED TRUST    Independence                   seeks income and long-term capital appreciation by investing
                 Investment LLC                 primarily  in a  diversified  mix of: (a) common  stocks of large
                 Capital Guardian               and mid sized U.S. companies, and (b) bonds with an overall
                 Trust Company                  intermediate term average maturity.
                 Declaration
                 Management &
                 Research LLC

HIGH YIELD       Saloman Brothers               seeks to  realize an  above-average  total  return  over a market
TRUST            Asset Management               cycle of three to five years, consistent with reasonable risk, by
                 Inc                            investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

GLOBAL BOND      Pacific Investment             seeks to realize maximum total return, consistent with
TRUST            Management                     preservation of capital and prudent investment management by
                 Company                        investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

TOTAL RETURN     Pacific Investment             seeks to realize maximum total return, consistent with
TRUST            Management                     preservation of capital and prudent investment management by
                 Company                        investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

BOND INDEX       Declaration                    seeks to track the performance of the Lehman Brothers
TRUST B          Management &                   Aggregate Index (which represents the U.S. investment grade
                 Research                       bond market) by investing, under normal market conditions, at least 80% of its assets in securities listed in the Lehman Index.

ACTIVE BOND      Declaration                    seek income and capital  appreciation  by  investing at least 80%
TRUST            Management &                   of its assets in a diversified mix of debt securities and
                 Research LLC                   instruments.
                 John Hancock Advisers,
                 LLC

   PORTFOLIO      PORTFOLIO MANAGER                         INVESTMENT DESCRIPTION
   ---------      -----------------                         ----------------------
SHORT-TERM       Declaration          Seeks income and capital appreciation by investing at least 80%
BOND TRUST       Management &         of its assets in a diversified mix of debt securities and
                 Research LLC         instruments.

MONEY MARKET     MFC Global           Seeks to obtain maximum current income consistent with
TRUST B          Investment           preservation of principal and liquidity by investing in high
                 Management (U.S.A.)  quality, U.S. Dollar denominated money market instruments.
                 Limited

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.

The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

HOW WE SUPPORT THE GUARANTEE PERIODS

All of JHLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

      -     withdraw all or a portion of any such amount from the contract,

      - allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

      - allocate all or a portion of such amount to one or more of the variable investment options.

You must notify us of any such election, by mailing a request to us at the Annuity Service Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

We currently make available guarantee periods with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations.

If you select any guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

GUARANTEED INTEREST RATES

Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guarantee periods.


You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the Annuity Service Office.


CALCULATION OF MARKET VALUE ADJUSTMENT ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

      -     death benefits pursuant to your contract,

      -     amounts you apply to an annuity option, and

      -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

We compare:

      - the guaranteed rate of the guarantee period from which the assets are being taken WITH

      - the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

      If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

      If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract's value.

For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.


The mathematical formula and sample calculations for the market value adjustment appear in Appendix B.


LIMITATION ON MARKET VALUE ADJUSTMENTS

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

                value of one accumulation unit for the applicable
                 variable investment option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                  number of accumulation units in the variable
                               investment options

                                      TIMES

                value of one accumulation unit for the applicable
                     variable investment option at that time

YOUR VALUE IN THE GUARANTEE PERIODS

On any date, the total value of your contract in a guarantee period equals:

      - the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

      - the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

      - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

      - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

      - the amount of any charges and fees deducted from that guarantee period, PLUS

      - interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

Unless we otherwise permit, the date of maturity must be:

      - at least 6 months after the date the first premium payment is applied to your contract, and

      - no later than the maximum age specified in your contract (normally age 95).


Subject always to these requirements, you may subsequently change the date of maturity. The Annuity Service Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan").

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION


Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options").


Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

TRANSFERS DURING THE ANNUITY PERIOD


Some transfers are permitted during the annuity period, but subject to different limitations than during the accumulation period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We limit the maximum number of investment options to no more than four being listed at once. Once annuity benefit payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

      - the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)


ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.


DISTRIBUTIONS FOLLOWING DEATH OF OWNER

If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract as outlined below:

IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:

            - we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and

            - your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            -     paid out in full within five years of your death or

            - applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

      - the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the Annuity Service Office.

MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record and

      -     certain other conditions referenced in the contract.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

OUR INCOME TAXES

We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS

If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

UNDISTRIBUTED GAINS

We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. In addition, any portion of your contract value that you borrow or pledge will be taxable to the extent of gain in the contract at that time.

ANNUITY PAYMENTS

When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks

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to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

SURRENDERS, WITHDRAWALS AND DEATH BENEFITS

If we pay the entire value of your contract in a lump sum when we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a lump sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

PENALTY FOR PREMATURE WITHDRAWALS

The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

SPECIAL CONSIDERATIONS FOR PUERTO RICO ANNUITY CONTRACTS

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.

DIVERSIFICATION REQUIREMENTS

Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options.

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This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

TAX-FREE ROLLOVERS

If permitted under your plans, you may make a tax-free rollover from:

      -     a traditional IRA to another traditional IRA,

      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

TRADITIONAL IRAs

ANNUAL CONTRIBUTION LIMIT. traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

      -     100% of compensation includable in your gross income, or

      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

The amount of your deduction is based on the following factors:

      - whether you or your spouse is an active participant in an employer sponsored retirement plan,

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

      -     your federal income tax filing status, and

      -     your "Modified Adjusted Gross Income."

Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

ROTH IRAs

ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

      -     after you reach age 59 1/2,

      -     on your death or disability, or

      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless

      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax

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

contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPs)

SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) PLANS

Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

      -     on the employee's separation from service, death, or disability,

      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

      - transfers and exchanges to other products that qualify under Section 403(b).

Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

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

The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

"TOP-HEAVY" PLANS

Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

SECTION 457 DEFERRED COMPENSATION PLANS

Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

      -     a state,

      -     a political subdivision of a state,

      - an agency or instrumentality or a state or political subdivision of a state, or

      -     a tax-exempt organization.

As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

The deferred compensation plan must satisfy several conditions, including the following:

      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

ELECTIVE DEFERRAL LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

ELECTIVE CATCH-UP LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the

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

tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.


PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the annual contract fee, and

      - any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

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REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.


DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by John Hancock. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2004, and 2003 and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                            APPENDIX A: SPECIAL TERMS


The following terms as used in this Prospectus have the indicated meanings:



Accumulation Unit: A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.



Accumulation Period: The period between the issue date of the contract and the maturity date of the contract. During this period, purchase payments are typically made to the contract by the owner.



Annuitant: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the contract or certificate specification page, unless changed. The annuitant becomes the owner of the contract on the Maturity Date.



Annuity Option: The method selected by the contract owner (or as specified in the contract if no selection is made) for annuity benefit payments made by us.



Annuity Service Office: The mailing address of the service office is P.O. Box 55230, Boston, Massachusetts 02205-5230.



Annuity Unit: A unit of measure that is used after the maturity date to calculate variable annuity benefit payments.



Beneficiary: The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.



Business Day: Any day on which the New York Stock Exchange is open for business and the net asset value of the portfolios is determined.



Commuted Value: The present value of any remaining guaranteed annuity benefit payments.



Contingent Beneficiary: The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.



Contract Anniversary: The anniversary of the contract date.



Contract Date: The date of issue of the contract.



Contract Value: The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.



Contract Year: The period of twelve consecutive months beginning on the contract date or any anniversary thereof.



Debt: Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.



Due Proof of Death: - Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable. One of the following must be received at the Annuity Service Office:



      -     A certified copy of a death certificate; or



      - A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or



      -     Any other proof satisfactory to us.



Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms from all beneficiaries at our Annuity Service Office.



Fixed Annuity: An annuity option with payments which are predetermined and guaranteed as to dollar amount.



General Account: All the assets of John Hancock USA other than assets in separate accounts.

Investment Account: An account established by us which represents a contract owner's interest in an investment option prior to the maturity date.



Investment Account Value: The value of a contract owner's investment in an investment account.



Investment Options: The investment choices available to contract owners.



Loan Account: The portion of the general account that is used for collateral when a loan is taken.



Maturity Date: The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and is generally the first day of the month following the later of the annuitant's 85th birthday or the tenth contract anniversary, unless changed.



Net Purchase Payment:  The purchase payment less the amount of premium tax.



Non-Qualified Contracts: Contracts which are not issued under qualified plans.



Owner or Contract Owner ("You"): The person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the contract or certificate specifications page, unless changed. The annuitant becomes the owner of the contract on the Maturity Date.



Pay-out Period: The pay-out period is the period when we make annuity benefit payments to you.



Portfolio: A separate investment portfolio in which the Variable Account invests, or of any successor portfolio.



Purchase Payment: An amount paid to us by a contract owner as consideration for the benefits provided by the contract.



Qualified Contracts: Contracts issued under qualified plans.



Qualified Plans: Retirement plans which receive favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended.



Separate Account: A segregated account of John Hancock USA that is not commingled with John Hancock USA's general assets and obligations.



Sub-Account(s): One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different portfolio.



Valuation Period: Any period from one business day to the next measured from the time on each such date that the net asset value of each portfolio is determined.



Variable Account: The Variable Account, which is a separate account of the John Hancock USA.



Variable Annuity: An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                  APPENDIX B - DETAILS ABOUT GUARANTEE PERIODS


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

      -     corporate bonds,

      -     mortgages,

      -     mortgage-backed and asset-backed securities, and

      -     government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

      -     receive your premium payment,

      -     effectuate your transfer, or

      -     renew your guarantee period.

We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                           [(1+g)/(1+c+0.005)(n/12)] - 1

where:

      -     g is the guaranteed rate in effect for the current guarantee period,

      - c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

      - n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                            $10,000
Guarantee period                                           5 years
Time of withdrawal or transfer                             beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                            $10,816
Guaranteed rate (g)                                        4%
Guaranteed rate for new 3 year guarantee (c)               3%
Remaining guarantee period (n)                             36 months

Maximum positive adjustment: $10,000 x {1.04(2) - 1.03(2)} = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

                 10,816 x [{(1+0.04)/(1+0.03+0.005)}(36/12) - 1]=157.51

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                            $10,000
Guarantee period                                           5 years
Time of withdrawal or transfer                             beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                            $11,025
Guaranteed rate (g)                                        5%
Guaranteed rate for new 3 year guarantee (c)               5.5%
Remaining guarantee period (n)                             36 months

Maximum negative adjustment: $10,000 x {1.05(2) - 1.03(2)} = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

                11,025 x [{(1+0.05)/(1+0.055+0.005)}(36/12)-1]= -309.09

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                            $10,000
Existing guarantee period                                  5 years
Time of withdrawal or transfer                             beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                            $11,025
Guaranteed rate (g)                                        5%
Guaranteed rate for new 3 year guarantee (c)               3%
Remaining guarantee period (n)                             36 months

Amount of excess interest: $10,000 x {1.05(2) - 1.03(2)} = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

Market Value Adjustment:

               11,025 x [{(1+0.05)/(1+0.03+0.005)}(36/12)-1]= 486.33

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                            $10,000
Guarantee period                                           5 years
Time of withdrawal or transfer                             beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                            $10,816
Guaranteed rate (g)                                        4%
Guaranteed rate for new 3 year guarantee (c)               7%
Remaining guarantee period (n)                             36 months

Amount of excess interest: $10,000 x {1.04(2) - 1.03(2)} = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

              10,816 x [{(1+0.04)/(1+0.07+0.005)}(36/12)-1]= -1,022.42

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

---------------
*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                    APPENDIX C - EXAMPLE OF WITHDRAWAL CHARGE


ASSUME THE FOLLOWING FACTS:

      - On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

      -     On January 1, 2002, you make a $1,000 premium payment.

      -     On January 1, 2003, you make a $1,000 premium payment.

      - On January 1, 2004, the total value of your contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your contract.

        $ 7,000.00  --  withdrawal request payable to you
        +   289.36  --  withdrawal charge payable to us
          --------
        $ 7,289.36  --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

        $ 5,000
        -   200  --  free withdrawal amount (payable to you)
          -----
        $ 4,800
        x   .04
          -----
        $   192  --  withdrawal charge on 2001 premium payment (payable to us)

        $ 4,800
        -   192
          -----
        $ 4,608  --  part of withdrawal request payable to you

(3) We NEXT deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

        $ 1,000
        x   .05
          -----
        $    50  --  withdrawal charge on 2002 premium payment (payable to us)

        $ 1,000
        -    50
          -----
        $   950  --  part of withdrawal request payable to you

(4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

                $ 7,000 -- total withdrawal amount requested
                -   500 -- profit
                -   200 -- free withdrawal amount
                - 4,608 -- payment deemed from initial premium payment
                -   950 -- payment deemed from 2002 premium payment
                -------
                $   742 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

$ 742.00      =     x - [.06x]
$ 742.00      =     .94x
$ 742.00/.94  =     x
$ 789.36      =     x

$ 789.36      --    deemed withdrawn from 2003 premium payment
$ 742.00      --    part of withdrawal request payable to you
  ------
$  47.36      --    withdrawal charge on 2003 premium deemed withdrawn
                    (payable to us)

     APPENDIX D - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION


The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PREMIUM PAYMENTS

Assume:

      - You elect the earnings enhancement death benefit rider (but not the enhanced death benefit rider) when you purchase your contract,

      - At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

      - You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

      - We determine the death benefit before the Maturity Date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

      - You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

      - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

      - You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

      - On the seventh anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

      - On the day after the seventh anniversary of your contract, you make a withdrawal of $80,000,

      - On the eighth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the eighth year of your contract

      - We determine the death benefit before the Maturity Date in the middle of the ninth year of your contract, on a day when the total value of your contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                   APPENDIX U: ACCUMULATION UNIT VALUE TABLES

                        CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

The following table provides selected data for Revolution accumulation shares for each investment option that was available during the period shown. Revolution commenced operations on August 10, 1999.

                                                           YEAR          YEAR         YEAR         YEAR        YEAR        AUG. 10
                                                           ENDED         ENDED        ENDED        ENDED       ENDED         1999
                                                          DEC. 31       DEC. 31      DEC. 31      DEC. 31     DEC. 31      DEC. 31
                                                            2004         2003         2002         2001        2000          1999
                                                        -----------  -----------  -----------  -----------  -----------   ---------
EQUITY INDEX
Accumulation Share Value:
  Beginning of period.................................  $     17.10  $     13.49  $     17.58  $     20.22  $     22.54   $   20.31
  End of period.......................................  $     18.70  $     17.10  $     13.49  $     17.58  $     20.22   $   22.54
Number of Accumulation Shares outstanding at end of
 period...............................................    4,907,216    5,444,350    5,128,737    6,127,239    1,345,069      96,446
LARGE CAP VALUE
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     12.08  $      9.75  $     11.38  $     10.00           --          --
  End of period.......................................  $     13.72  $     12.08  $      9.75  $     11.38           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................    5,407,445    5,427,350    4,601,885    3,438,978           --          --
FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE
(SM)")
(Effective November 1, 2004, merged into "Fundamental
 Value")
Accumulation Share Value:
  Beginning of period.................................  $     10.35  $      8.13  $     10.07  $     10.71  $     10.31   $   10.00
  End of period......................................   $     11.08  $     10.35  $      8.13  $     10.07  $     10.71   $   10.31
Number of Accumulation Shares outstanding at end of
 period...............................................           --    2,646,577    2,772,478    3,617,460      629,828      23,034
LARGE CAP GROWTH
Accumulation Share Value:
  Beginning of period (Note 3)........................  $      7.19  $      5.79  $      8.13  $     10.00           --          --
  End of period.......................................  $      7.41  $      7.19  $      5.79  $      8.13           --          --
Number of Accumulation Shares outstanding at end of
 period..............................................     9,053,754    6,575,972    5,166,559    4,989,946
LARGE CAP GROWTH B (formerly "Large Cap Aggressive
 Growth")
(Effective November 1, 2004, merged into "Large Cap
 Growth")
Accumulation Share Value:
  Beginning of period.................................  $      7.13  $      5.48  $      8.09  $      9.60  $     11.97   $   10.00
  End of period.......................................  $      6.81  $      7.13  $      5.48  $      8.09  $      9.60   $   11.97
Number of Accumulation Shares outstanding at end of
 period...............................................           --    2,227,164    2,381,294    3,304,891    1,086,306      76,962
GROWTH & INCOME
Accumulation Share Value:
  Beginning of period (Note 2)........................  $      6.95  $      5.66  $      7.36  $      8.82  $     10.00          --
  End of period.......................................  $      7.61  $      6.95  $      5.66  $      7.36  $      8.82          --
Number of Accumulation Shares outstanding at end of
 period...............................................   26,255,129   29,945,731   27,785,753   32,350,307       26,057          --
FUNDAMENTAL VALUE
Accumulation Share Value:
  Beginning of period.................................  $     11.12  $      8.75  $     10.73  $     11.68  $     10.43   $   10.00
  End of period.......................................  $     12.70  $     11.12  $      8.75  $     10.73  $     11.68   $   10.43
Number of Accumulation Shares outstanding at end of
 period...............................................    4,945,436    3,051,746    3,246,787    3,925,873      425,196      18,040

                                                           YEAR          YEAR         YEAR         YEAR         YEAR       AUG. 10
                                                           ENDED         ENDED        ENDED        ENDED        ENDED        1999
                                                          DEC. 31       DEC. 31      DEC. 31      DEC. 31      DEC. 31     DEC. 31
                                                            2004         2003         2002         2001         2000         1999
                                                        -----------  -----------  -----------  -----------  -----------   ---------
EARNINGS GROWTH
Accumulation Share Value:
  Beginning of period (Note 1)........................  $      3.65  $      2.96  $      4.43  $      7.11  $     10.00          --
  End of period.......................................  $      3.70  $      3.65  $      2.96  $      4.43  $      7.11          --
Number of Accumulation Shares outstanding at end of
 period...............................................    8,715,120   10,166,215   11,312,152   12,863,731    1,456,523          --
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap
 Growth")
Accumulation Share Value:
  Beginning of period.................................  $      8.84  $      6.79  $      9.86  $     14.74  $     15.39   $   10.00
  End of period.......................................  $      8.43  $      8.84  $      6.79  $      9.86  $     14.74   $   15.39
Number of Accumulation Shares outstanding at end of
 period...............................................            -    1,229,311    1,303,254    2,129,465    1,326,702      57,042
MID CAP VALUE B (formerly "Small/Mid Cap CORE (SM)")
Accumulation Share Value:
  Beginning of period.................................  $     15.68  $     10.94  $     13.06  $     13.16  $     12.73   $   11.00
  End of period.......................................  $     18.39  $     15.68  $     10.94  $     13.06  $     13.16   $   12.73
Number of Accumulation Shares outstanding at end of
 period...............................................    1,695,866    1,204,705    1,003,313      947,569      244,652       5,452
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
  Beginning of period.................................  $     23.49  $     16.19  $     20.79  $     20.47  $     18.98   $   18.07
  End of period.......................................  $     25.90  $     23.49  $     16.19  $     20.79  $     20.47   $   18.98
Number of Accumulation Shares outstanding at end of
 period...............................................    1,165,012    1,282,126    1,134,389    1,194,003      191,414       8,624
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
  Beginning of period (Note 2)........................  $      8.23  $      5.60  $      7.90  $      8.31  $     10.00          --
  End of period.......................................  $      8.90  $      8.23  $      5.60  $      7.90  $      8.31          --
Number of Accumulation Shares outstanding at end of
 period...............................................    4,148,431    1,153,779    1,007,793    1,037,065        3,064          --
SMALL CAP VALUE
Accumulation Share Value:
  Beginning of period.................................  $     20.54  $     15.07  $     16.31  $     13.87  $     10.46   $   10.00
  End of period.......................................  $     25.43  $     20.54  $     15.07  $     16.31  $     13.87   $   10.46
Number of Accumulation Shares outstanding at end of
 period...............................................    3,625,674    3,988,012    3,922,168    4,203,442      652,162      13,758
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap
Emerging Growth")

Accumulation Share Value:
  Beginning of period.................................  $     12.39  $      9.81  $     14.19  $     16.44  $     21.19   $   14.27
  End of period.......................................  $     12.27  $     12.39  $      9.81  $     14.19  $     16.44   $   21.19
Number of Accumulation Shares outstanding at end of
 period...............................................            -    2,344,779    2,487,963    3,202,945    1,185,945      66,426
AIM V.I. PREMIER EQUITY
Accumulation Share Value:
  Beginning of period.................................  $      7.29  $      5.90  $      8.57  $      9.92  $     11.77   $   10.00
  End of period.......................................  $      7.62  $      7.29  $      5.90  $      8.57  $      9.92   $   11.77
Number of Accumulation Shares outstanding at end of
 period...............................................    6,022,556    7,359,637    5,612,155    7,992,587    3,240,530     232,933

                                                           YEAR          YEAR         YEAR         YEAR         YEAR       AUG. 10
                                                           ENDED         ENDED        ENDED        ENDED        ENDED        1999
                                                          DEC. 31       DEC. 31      DEC. 31      DEC. 31      DEC. 31     DEC. 31
                                                            2004         2003         2002         2001         2000         1999
                                                        -----------  -----------  -----------  -----------  -----------   ---------
AIM V.I. CAPITAL DEVELOPMENT - SERIES II CLASS
Accumulation Share Value:
  Beginning of period (Note 4)........................  $      9.93  $      7.45  $     10.00           --           --          --
  End of period.......................................  $     11.31  $      9.93  $      7.45           --           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................      258,860      197,989       77,719           --           --          --
FIDELITY VIP CONTRAFUND(R) - SERVICE CLASS
Accumulation Share Value:
  Beginning of period.................................  $     10.49  $      8.28  $      9.25  $     10.69  $     11.61   $   10.00
  End of period.......................................  $     11.95  $     10.49  $      8.28  $      9.25  $     10.69   $   11.61
Number of Accumulation Shares outstanding at end of
 period...............................................    5,372,079    5,714,556    5,062,378    6,215,334    2,399,696     258,149
FIDELITY VIP GROWTH
Accumulation Share Value:
  Beginning of period.................................  $      7.76  $      5.92  $      8.59  $     10.57  $     12.04   $   10.00
  End of period.......................................  $      7.92  $      7.76  $      5.92  $      8.59  $     10.57   $   12.04
Number of Accumulation Shares outstanding at end of
 period...............................................    5,403,697    6,406,445    7,024,465    8,938,569    3,596,153     277,617
MFS INVESTORS GROWTH STOCK - INITIAL CLASS
Accumulation Share Value:
  Beginning of period.................................  $      7.46  $      6.14  $      8.58  $     11.45  $     12.36   $   10.00
  End of period.......................................  $      8.05  $      7.46  $      6.14  $      8.58  $     11.45   $   12.36
Number of Accumulation Shares outstanding at end of
 period...............................................    1,576,507    1,860,241    1,930,773    2,881,024    1,176,147      67,322
MFS RESEARCH - INITIAL CLASS
Accumulation Share Value:
  Beginning of period.................................  $      7.95  $      6.46  $      8.67  $     11.14  $     11.86   $   10.00
  End of period.......................................  $      9.10  $      7.95  $      6.46  $      8.67  $     11.14   $   11.86
Number of Accumulation Shares outstanding at end of
 period...............................................      921,345    1,084,370    1,177,295    1,779,879      816,216      69,186
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
  Beginning of period (Note 4)........................  $      9.49  $      6.77  $     10.00                        --          --
  End of period.......................................  $     11.27  $      9.49  $      6.77           --           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................      918,876      819,762      102,021           --           --          --
OVERSEAS EQUITY B (formerly "International
 Opportunities")
Accumulation Share Value:
  Beginning of period (Note 3)........................  $      8.79  $      6.72  $      8.33  $     10.00           --          --
  End of period.......................................  $      9.64  $      8.79  $      6.72  $      8.33           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................    4,258,082    2,456,312    2,426,293      569,205           --          --
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas
 Equity B (formerly "International Opportunities")")
Accumulation Share Value:
  Beginning of period.................................  $     13.75  $      9.96  $     10.76  $     11.65  $     12.98   $   12.24
  End of period.......................................  $     14.08  $     13.75  $      9.96  $     10.76  $     11.65   $   12.98
Number of Accumulation Shares outstanding at end of
 period...............................................           --      791,964      669,291      656,380      158,065       4,357

                                                           YEAR          YEAR         YEAR         YEAR         YEAR       AUG. 10
                                                           ENDED         ENDED        ENDED        ENDED        ENDED        1999
                                                          DEC. 31       DEC. 31      DEC. 31      DEC. 31      DEC. 31     DEC. 31
                                                            2004         2003         2002         2001         2000         1999
                                                        -----------  -----------  -----------  -----------  -----------   ---------
FIDELITY VIP OVERSEAS - SERVICE CLASS
Accumulation Share Value:
  Beginning of period.................................  $      8.62  $      6.10  $      7.75  $      9.97  $     12.48   $   10.00
  End of period.......................................  $      9.66  $      8.62  $      6.10  $      7.75  $      9.97   $   12.48
Number of Accumulation Shares outstanding at end of
 period...............................................    1,442,156    1,545,599    1,607,988    2,147,090    1,171,210      54,981
OVERSEAS EQUITY C (formerly "Emerging Markets
 Equity")
(Effective November 1, 2004, merged into "Overseas
 Equity B (formerly "International Opportunities")")
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     14.06  $      9.07  $      9.85  $     10.00           --          --
  End of period.......................................  $     15.37  $     14.06  $      9.07  $      9.85           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................           --      560,745      420,030      234,786           --          --
JANUS ASPEN WORLDWIDE GROWTH - SERVICE SHARES CLASS
Accumulation Share Value:
  Beginning of period (Note 2)........................  $      6.19  $      5.07  $      6.90  $      9.03  $     10.00          --
  End of period.......................................  $      6.39  $      6.19  $      5.07  $      6.90  $      9.03          --
Number of Accumulation Shares outstanding at end of
 period...............................................    1,151,570    1,414,950    1,701,986    1,848,378       25,541          --
REAL ESTATE EQUITY
Accumulation Share Value:
  Beginning of period (Note 2)........................  $     15.47  $     11.44  $     11.43  $     10.95  $     10.00          --
  End of period.......................................  $     20.85  $     15.47  $     11.44  $     11.43  $     10.95          --
Number of Accumulation Shares outstanding at end of
 period...............................................    2,897,036    2,974,267    2,691,940    1,947,999        6,226          --
HEALTH SCIENCES
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     10.00   $     7.69   $     9.73  $     10.00           --          --
  End of period.......................................  $     10.98  $     10.00   $     7.69   $     9.73           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................    1,031,737    1,128,769      975,311      768,568           --          --
FINANCIAL INDUSTRIES (Note 5)
Accumulation Share Value:
  Beginning of period.................................  $     14.43  $     11.60  $     14.58  $     17.90  $     14.25   $   10.00
  End of period.......................................  $     15.49  $     14.43  $     11.60  $     14.58  $     17.90   $   14.25
Number of Accumulation Shares outstanding at end of
 period...............................................    1,462,636    1,664,719    1,933,358    2,803,334      930,938      72,037
MANAGED
Accumulation Share Value:
  Beginning of period (Note 2)........................  $      9.41   $     8.00   $     9.34   $     9.73  $     10.00          --
  End of period.......................................  $     10.05   $     9.41   $     8.00   $     9.34   $     9.73          --
Number of Accumulation Shares outstanding at end of
 period...............................................   41,346,785   47,780,389   53,880,797   61,363,128      286,432          --
SHORT-TERM BOND
Accumulation Share Value:
  Beginning of period.................................  $     15.04  $     14.82  $     14.20  $     13.31  $     12.48   $   12.34
  End of period.......................................  $     15.07  $     15.04  $     14.82  $     14.20  $     13.31   $   12.48
Number of Accumulation Shares outstanding at end of
 period...............................................    4,993,613    5,899,670    5,760,342    4,685,429      619,135      32,658

                                                           YEAR          YEAR         YEAR         YEAR         YEAR       AUG. 10
                                                           ENDED         ENDED        ENDED        ENDED        ENDED        1999
                                                          DEC. 31       DEC. 31      DEC. 31      DEC. 31      DEC. 31     DEC. 31
                                                            2004         2003         2002         2001         2000         1999
                                                        -----------  -----------  -----------  -----------  -----------   ---------
BOND INDEX
Accumulation Share Value:
  Beginning of period.................................  $     12.57  $     12.28  $     11.31  $     10.63  $      9.63   $    9.65
  End of period.......................................  $     12.91  $     12.57  $     12.28  $     11.31  $     10.63   $    9.63
Number of Accumulation Shares outstanding at end of
 period...............................................    5,529,904    6,771,460    7,338,167    6,267,938      728,698      65,027
ACTIVE BOND
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     11.57  $     11.00  $     10.39  $     10.00           --          --
  End of period.......................................  $     11.97  $     11.57  $     11.00  $     10.39           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................   15,086,910   17,995,519   15,189,574   15,461,461           --          --
HIGH YIELD BOND
Accumulation Share Value:
  Beginning of period.................................  $      9.90  $      8.60  $      9.12  $      9.04  $     10.27   $   10.05
  End of period.......................................  $     10.57  $      9.90  $      8.60  $      9.12  $      9.04   $   10.27
Number of Accumulation Shares outstanding at end of
 period...............................................    3,126,816    3,567,998    2,563,428    2,743,225      522,500      26,664
GLOBAL BOND
Accumulation Share Value:
  Beginning of period (Note 2)........................  $     13.85  $     12.10  $     10.31  $     10.60  $     10.00          --
  End of period.......................................  $     15.13  $     13.85  $     12.10  $     10.31  $     10.60          --
Number of Accumulation Shares outstanding at end of
 period...............................................    1,890,998    2,143,905    1,931,853    1,000,829           --          --
MONEY MARKET
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     10.12  $     10.15  $     10.12  $     10.00           --          --
  End of period.......................................  $     10.10  $     10.12  $     10.15  $     10.12           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................    9,456,749   13,492,072   19,908,505   20,983,009           --          --
MID CAP VALUE
(Effective November 1, 2004, merged into "Mid Cap
 Value B (formerly Small/Mid Cap CORE(SM)")
Accumulation Share Value:
  Beginning of period (Note 6)........................  $     13.56  $     10.00           --           --           --          --
  End of period.......................................  $     14.77  $     13.56           --           --           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................           --      267,744           --           --           --          --
TOTAL RETURN BOND
Accumulation Share Value:
  Beginning of period (Note 7)........................  $     10.11  $     10.00           --           --           --          --
  End of period.......................................  $     10.46  $     10.11           --           --           --          --
Number of Accumulation Shares outstanding at end of
 period...............................................      358,863      234,362           --           --           --          --
MFS NEW DISCOVERY SERIES
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     12.35  $      9.35  $     13.85  $     14.77  $     15.26   $   10.00
  End of period.......................................  $     12.99  $     12.35  $      9.35  $     13.85  $     14.77   $   15.26
Number of Accumulation Shares outstanding at end of
 period...............................................      886,074    1,102,351    1,203,276    1,556,670      877,857      17,011

                                                           YEAR          YEAR         YEAR         YEAR         YEAR       AUG. 10
                                                           ENDED         ENDED        ENDED        ENDED        ENDED        1999
                                                          DEC. 31       DEC. 31      DEC. 31      DEC. 31      DEC. 31     DEC. 31
                                                            2004         2003         2002         2001         2000         1999
                                                        -----------  -----------  -----------  -----------  -----------   ---------
JANUS ASPEN GLOBAL TECHNOLOGY - SERVICE SHARES CLASS
Accumulation Share Value:
  Beginning of period (Note 7)........................  $     13.67  $     10.04           --           --           --           --
  End of period.......................................  $     13.58  $     13.67           --           --           --           --
Number of Accumulation Shares outstanding at end of
 period...............................................       98,937      121,620           --           --           --           --
M FUND TURNER CORE GROWTH
Accumulation Share Value:
  Beginning of period (Note 3)........................  $      6.23
  End of period.......................................  $      6.84
Number of Accumulation Shares outstanding at end of
 period...............................................        4,528
M FUND BRANDES INTERNATIONAL
Accumulation Share Value:
  Beginning of period (Note 7)........................  $     11.62
  End of period.......................................  $     14.23
Number of Accumulation Shares outstanding at end of
 period...............................................        2,671
M FUND FRONTIER CAPITAL APPRECIATION
Accumulation Share Value:
  Beginning of period (Note 3)........................  $     10.40
  End of period.......................................  $     11.23
Number of Accumulation Shares outstanding at end of
 period...............................................        2,576
M FUND BUSINESS OPPORTUNITIES VALUE
Accumulation Share Value:
  Beginning of period (Note 7)........................  $      9.97
  End of period.......................................  $     12.07
Number of Accumulation Shares outstanding at end of
 period...............................................        1,142

--------------
(1)   Values shown for 2000 begin on May 1, 2000.

(2)   Values shown for 2000 begin on November 1, 2000.

(3)   Values shown for 2001 begin on May 1, 2001.

(4)   Values shown for 2002 begin on May 1, 2002.

(5) Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)   Values shown for 2003 begin on May 2, 2003.

(7)   Values shown for 2003 begin on May 5, 2003.

                          SUPPLEMENT DATED MAY 2, 2005


                                       TO


                         PROSPECTUSES DATED MAY 2, 2005


This Supplement is intended to be distributed with prospectuses dated April 30, 2005 for certain variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION VALUE VARIABLE ANNUITY," "REVOLUTION ACCESS VARIABLE ANNUITY," or "WEALTH BUILDER VARIABLE ANNUITY." We refer to these prospectuses as the "Product Prospectuses."

As stated in the Product Prospectuses, various terms and conditions of your contract may vary from the terms and conditions described in the prospectus, depending upon where you reside. This Supplement provides examples of variations for contracts delivered, or issued for delivery, in some of the states in which we do business: Florida ("FL"), Illinois ("IL"), Minnesota ("MN"), North Dakota ("ND"), Oregon ("OR"), Washington ("WA") and, with respect to John Hancock Life Insurance Company, New York ("NY"). This Supplement is not intended, however, to list all variations in all states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE JOHN HANCOCK ANNUITY SERVICING OFFICE, FOR ADDITIONAL INFORMATION.

NO GUARANTEE PERIODS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS

The "guarantee periods" described in the Product Prospectuses are NOT available as investment options in OR and WA. Owners of affected contracts may allocate premiums and transfer contract value only to the variable investment options. We will not apply a "market value adjustment" or "MVA" to proceeds of such contracts. Owners of such contracts should disregard all references to these terms in the Product Prospectuses.

MODIFIED MARKET VALUE ADJUSTMENT IN FL AND NY CONTRACTS

Contracts issued in NY and FL are subject to a "market value adjustment" or "MVA" that differs from that described in the Product Prospectuses. We describe these differences beginning on page 3 of this Supplement.

MODIFIED OPTIONAL BENEFIT RIDERS AND REVISED OPTIONAL BENEFIT RIDER CHARGES


The ENHANCED DEATH BENEFIT RIDER that is available in IL, MN, NY and WA differs from that described in the Product Prospectuses, and the charge assessed under your contract for this rider may differ from the current optional benefit rider charge shown in the Fee Tables section of the Product Prospectuses. Under the rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your contract as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the annuitant.


In IL, MN, NY, ND, OR and WA, the annual charge for the ENHANCED DEATH BENEFIT RIDER is 0.15% of your contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

The WAIVER OF WITHDRAWAL CHARGE RIDER that is available in your state may differ from that described in the Product Prospectuses for Revolution Extra Variable Annuity, Revolution Value Variable Annuity and Wealth Builder Variable Annuity contracts. Although this rider is available only at the time you initially purchase a contract, in NY you may not purchase the rider if either of the covered persons is (1) older than 79 years at application or (2) was confined to a nursing home within the past two years. In FL, the rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge rider in FL does provide benefits if a "covered person" satisfies the three conditions listed in the prospectuses, subject to the terms and conditions of this benefit.

UNAVAILABLE OPTIONAL BENEFIT RIDERS

                  The EARNINGS ENHANCEMENT ("BENEFICIARY TAX RELIEF") DEATH BENEFIT RIDER is unavailable in IL, MN, ND, OR, NY and WA.

                  The ACCUMULATED VALUE ENHANCEMENT ("CARESOLUTIONS PLUS") RIDER is unavailable in FL, ND, NY and OR.

You should disregard all references in the prospectus to optional benefit riders that are NOT available in your state.

DATE OF MATURITY

The date of maturity for NY contracts must be, unless we otherwise permit:

            at least 12 months after the date the first premium is applied to your contract, and no later than the age specified in your contract (normally the LATER OF AGE 90 OR 10 YEARS AFTER THE DATE WE ISSUE YOUR CONTRACT).

(Subject to these requirements, you may subsequently change the date of maturity as described in the prospectus.)

MODIFIED DEATH BENEFITS - IL AND MN

In IL and MN, the death benefit is based on the life of the annuitant. The following response replaces the response to the question "What happens if the owner or the annuitant dies before my contract's date of maturity?" in the Product Prospectuses:

For IL and MN contracts, If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity. If any such contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," on the following page of this Supplement.)

We will pay a "standard" death benefit, unless you have chosen an "Enhanced Death Benefit rider."

STANDARD DEATH BENEFIT

The standard death benefit for IL and MN contracts is the greater of:

            the total value of your contract, adjusted by any then-applicable market value adjustment, or the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

            proof of the annuitant's death, and

            any required instructions as to method of settlement.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER - IL AND MN

In IL and MN, the following information replaces the first two paragraphs in the section of the Product Prospectuses entitled "Distributions following death of owner":

If an IL or MN contract is not purchased under a tax qualified plan (as that term is used in the "Tax Information" section of the prospectus), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

In most cases, these provisions do not cause a problem if the owner is also the annuitant under the contract. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            -     paid out in full within five years of your death or


            - applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death or

            - paid as a series of withdrawals over the beneficiary's life expectancy, beginning within one year of your death.


If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable.

If you are the owner but not the last surviving annuitant, the entire interest equals:

      - the surrender value if paid out in full within five years of your death, or

      - the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

REVISED GUARANTEE PERIODS AND MARKET VALUE ADJUSTMENTS IN NY AND FL

NOTIFICATION AND ADJUSTMENT OF GUARANTEE PERIODS

In NY, John Hancock Life Insurance Company will notify you of the end of a guarantee period under a Revolution Access, Revolution Extra, Revolution Value or Wealth Builder Variable Annuity contract at least 45 days prior to its expiration. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 90th birthday.

REVISED MARKET VALUE ADJUSTMENT

In FL and NY, The following information replaces the formula in the box in the Calculation of Market Value Adjustment (`MVA')" section of the Product
Prospectuses:

Here is how the revised Market Value Adjustment works:

We compare:

      - the guaranteed rate of the guarantee period from which the assets are being taken WITH

      - the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.

In NY, the market value adjustment described in the Product Prospectuses will NOT apply to death benefits.

REVISIONS TO APPENDIX A TO THE PROSPECTUSES - FL AND NY

                               REVISED MVA FORMULA

The following factor replaces the factor shown in Appendix A that we will use to compute the Market Value Adjustment:

                       [{(1 + g)/(1 + c + 0.0025)}(n/12)] - 1

                           REVISED SAMPLE CALCULATIONS

The following equation replaces the equation in Sample Calculation 1: Positive Adjustment in Appendix A to determine the MARKET VALUE ADJUSTMENT AND USES A 3.50% ASSUMPTION FOR "g":

         10,712 x [{( 1 + 0.035)/(1 + 0.03 + 0.0025)}(36/12) - 1] = $78.00

The amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790


The following equation replaces the equation in Sample Calculation 2: Negative Adjustment in Appendix A to determine the MARKET VALUE ADJUSTMENT:

         11,025 x [{(1 + 0.05)/(1 + 0.055 + 0.0025)}(36/12) - 1] = - $232.92

The amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

The following equation replaces the equation in Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest in Appendix A to determine the MARKET VALUE ADJUSTMENT:

          11,025 x [{(1 + 0.05)/(1 + 0.03 + 0.0025)}(36/12) - 1] = $570.15

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

The following equation replaces the equation in Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest in Appendix A to determine the MARKET VALUE ADJUSTMENT:

         10,816 x [{(1 + 0.04)/(1 + 0.07 + 0.0025)}(36/12) - 1] = - $953.78

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

      ANNUITY SERVICE OFFICE                        MAILING ADDRESS
        601 Congress Street                      Post Office Box 55106
  Boston, Massachusetts 02210-2805          Boston, Massachusetts 02205-5106
  (617) 663-3000 or (800) 824-0335


                          Prospectus dated May 2, 2005
                                for interests in
                     John Hancock Variable Annuity Account H

                       Interests are made available under

                      REVOLUTION VALUE II VARIABLE ANNUITY

   a flexible purchase payment deferred combination fixed and variable annuity contract issued by
              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

This contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

      Health Sciences                           Mid Value
      Small Cap Growth                          Growth & Income II
      Mid Cap Stock                             500 Index B
      Financial Services                        Equity-Income
      International Equity Index B              Managed
      Overseas Equity                           High Yield
      Mid Cap Index                             Global Bond
      Large Cap Growth                          Total Return
      Total Stock Market Index                  Bond Index B
      Blue Chip Growth                          Active Bond
      Real Estate Securities                    Short-Term Bond
      Small Cap Value                           Money Market B

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the above address or by telephoning the number above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on page 3.


In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account H is referred to as the "Account".

                                TABLE OF CONTENTS


GUIDE TO THIS PROSPECTUS......................................................    5
FEE TABLES....................................................................    6
   EXAMPLES...................................................................    8
BASIC INFORMATION.............................................................   10
   WHAT IS THE CONTRACT?......................................................   10
   WHO OWNS THE CONTRACT?.....................................................   10
   IS THE OWNER ALSO THE ANNUITANT?...........................................   10
   HOW CAN I INVEST MONEY IN A CONTRACT?......................................   10
     Premium Payments.........................................................   10
     Allocation of Premium Payments...........................................   10
     Limits on Premium Payments...............................................   11
     Ways to Make Premium Payments............................................   11
     Premium Payments by Wire.................................................   11
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?......   11
   VARIABLE INVESTMENT OPTIONS................................................   12
   FIXED INVESTMENT OPTIONS...................................................   12
     Guaranteed Interest Account..............................................   12
     DCA Rate Account.........................................................   12
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?...........................   12
   TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND
   CONDITIONS OF THE CONTRACTS? ..............................................   12
     State Law Insurance Requirements.........................................   12
     Variations in Charges or Rates...........................................   13
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?........................   13
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?.....................   13
     Allocation of Premium Payments...........................................   13
     Transfers Among Investment Options.......................................   13
     Dollar-Cost Averaging ("DCA") Programs...................................   15
     Strategic Rebalancing....................................................   15
     Interest Sweep Program...................................................   16
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?...................   16
     Annual Contract Fee......................................................   16
     Asset-Based Charge.......................................................   16
     Premium Taxes............................................................   16
     Withdrawal Charge........................................................   16
     Other Charges............................................................   17
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?.................................   17
     Surrenders and Partial Withdrawals.......................................   17
     Systematic Withdrawal Plans..............................................   18
     Interest Sweep Program...................................................   18
     Telephone Withdrawals....................................................   18
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES
   BEFORE MY CONTRACT'S DATE OF MATURITY? ....................................   18
   OPTIONAL DEATH BENEFITS....................................................   19
     Highest Anniversary Value Death Benefit..................................   19
     Earnings Enhancement Death Benefit.......................................   20
     Terms and Conditions.....................................................   20
   WHAT OTHER OPTIONS CAN I PURCHASE UNDER A CONTRACT?........................   21
     Accumulated Value Enhancement............................................   21
     Guaranteed Retirement Income Benefit.....................................   21
   CAN I RETURN MY CONTRACT?..................................................   22
DESCRIPTION OF JHLICO.........................................................   22
HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS................................   22
     Information about the funds..............................................   23
DESCRIPTION OF CHARGES AT THE FUND LEVEL......................................   25
HOW WE SUPPORT THE FIXED INVESTMENT OPTIONS...................................   25
THE ACCUMULATION PERIOD.......................................................   26
     Your Value in Our Variable Investment Options............................   26
     Valuation of Accumulation Units..........................................   26
THE ANNUITY PERIOD............................................................   26
     Date of Maturity.........................................................   26
     Choosing Fixed or Variable Annuity Payments..............................   27
     Selecting an Annuity Option..............................................   27
     Variable Monthly Annuity Payments........................................   27
     Transfers during the annuity period......................................   27
     Assumed Investment Rate..................................................   28
     Fixed Monthly Annuity Payments...........................................   28
     Annuity Options..........................................................   28
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES...............................   29
DISTRIBUTIONS FOLLOWING THE DEATH OF AN OWNER.................................   29
MISCELLANEOUS PROVISIONS......................................................   29
     Assignment; Change of Owner or Beneficiary...............................   29
   WHO SHOULD PURCHASE A CONTRACT?............................................   30
TAX INFORMATION...............................................................   30
     Our Income Taxes.........................................................   30
     Special Considerations for Optional Benefit Riders.......................   30
     Contracts Not Purchased to Fund a Tax Qualified Plan.....................   31
     Undistributed Gains......................................................   31
     Annuity Payments.........................................................   31
     Surrenders, Withdrawals and Death Benefits...............................   31
     Penalty for Premature Withdrawals........................................   31
     Special Considerations for Puerto Rico Annuity Contracts.................   32
     Diversification Requirements.............................................   32
     Contracts Purchased for a Tax Qualified Plan.............................   32
     Tax-Free Rollovers.......................................................   32
     Traditional IRAs.........................................................   33
     Roth IRAs................................................................   33
     SIMPLE IRA Plans.........................................................   34
     Simplified Employee Pension Plans (SEPs).................................   35
     Section 403(b) plans.....................................................   35
     Pension and Profit Sharing Plans Qualified Under Section 401(a)..........   35
     "Top-Heavy" Plans........................................................   36
     Section 457 Deferred Compensation Plans..................................   36
     Elective Deferral Limits.................................................   36
     Elective Catch-Up Limits.................................................   36
     Withholding on Rollover Distributions....................................   37
     Puerto Rico Annuity Contracts Purchased to Fund a Tax-Qualified Plan.....   37
     See Your Own Tax Adviser.................................................   37
PERFORMANCE INFORMATION.......................................................   37
REPORTS.......................................................................   38
VOTING PRIVILEGES.............................................................   38
CERTAIN CHANGES  .............................................................   38
     Changes to the Account...................................................   38
     Variations in Charges or Rates for Eligible Classes......................   38

DISTIRIBUTION OF CONTRACTS....................................................   38
EXPERTS.......................................................................   39
APPENDIX A: INDEX OF KEY WORDS................................................   40
APPENDIX B: EXAMPLES OF WITHDRAWAL CHARGE CALCULATION.........................   41
APPENDIX C: EXAMPLES OF OPTIONAL DEATH BENEFIT RIDER CALCULATIONS.............   44
APPENDIX D: EXAMPLES OF STATE VARIATIONS......................................   47
APPENDIX U: ACCUMULATION UNIT VALUE TABLES....................................   49

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                                                        PAGE OF SAI
DISTRIBUTION........................................................................................         2
      CALCULATION OF PERFORMANCE DATA...............................................................         2
      OTHER PERFORMANCE INFORMATION.................................................................         3
      CALCULATION OF ANNUITY PAYMENTS...............................................................         4
      ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES..........................................         5
      PURCHASES AND REDEMPTIONS OF FUND SHARES......................................................         6
      THE ACCOUNT...................................................................................         6
      DELAY OF CERTAIN PAYMENTS.....................................................................         7
      LIABILITY FOR TELEPHONE TRANSFERS.............................................................         7
      VOTING PRIVILEGES.............................................................................         7
      FINANCIAL STATEMENTS..........................................................................         9

                            GUIDE TO THIS PROSPECTUS


This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.


This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract.

The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.


When you select one or more of these variable investment options, we invest your money in NAV shares of a corresponding portfolio of the John Hancock Trust (the "Series Fund"). In this prospectus, the portfolios of the Series Fund may also be referred to as Funds.



The Series Fund is a so-called "series" type mutual fund registered with the "SEC". The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.


For amounts you don't wish to invest in a variable investment option, you can allocate to our fixed investment options that we make available to you through our general account. Currently, you can allocate amounts to the "guaranteed interest account" or to a "DCA rate account" where they earn interest at a fixed rate, declared by us, subject to a minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the federal securities laws.




The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE II - VALUE PLAN A OR REVOLUTION VALUE II - VALUE PLAN B CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACTOWNER TRANSACTION EXPENSES           VALUE PLAN A             VALUE PLAN B
------------------------------------   -----------------------   ----------------------
Maximum Withdrawal Charge (as % of      8% for the first year     8% for the first year
amount withdrawn or surrendered) (1)   7% for the second year    7% for the second year
                                        6% for the third year     6% for the third year
                                       5% for the fourth year         0% thereafter
                                        4% for the fifth year
                                        3% for the sixth year
                                       2% for the seventh year
                                           0% thereafter

Maximum transfer charge (2)                     $ 25                      $ 25

1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

2) This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                                      Value Plan A                          Value Plan B
---------------------------------------   ----------------------------------     ------------------------------------
Maximum Annual Contract Fee (3)           $  50                                  $  50

Current Annual Contract Fee (4)           $  30                                  $  30

Separate Account Annual Expenses (as a     1.45%                                  1.70%
percentage of average account value)(5)

                                           OPTIONAL BENEFIT RIDER CHARGES (6)

Highest Anniversary Death Benefit Rider   0.25% of your contract's total value   0.25% of your contract's total value

Earnings Enhancement ("Beneficiary Tax    0.25% of your contract's total value   0.25% of your contract's total value
Relief") Death Benefit Rider

Accumulated Value Enhancement             0.35% of your contract's total value   0.35% of your contract's total value
("CARESolutions Plus") Rider (7)

Guaranteed Retirement Income Benefit      0.45% of your contract's total value   0.45% of your contract's total value
Rider (8)

3) This charge is not currently imposed, and would only apply to contracts of less than $50,000.

4) This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods or in the guarantee rate account under our dollar-cost averaging value program.

6) Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

7) This rider is available only if you purchase the Waiver of Withdrawal Charge rider as well. We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.

8) This rider is not available for contracts issued after April 30, 2004.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                          MINIMUM    MAXIMUM
---------------------------------------------------------------    -------    -------
Range of expenses that are deducted from fund assets, including     0.50%      1.16%
management fees, and other expenses

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

ALL OF THE PORTFOLIOS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12B-1 FEES THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A PORTFOLIO ARE BASED UPON THE EXPENSE RATIOS OF THE

PORTFOLIO'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2004 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12B-1 FEE APPLICABLE TO THE NAV SHARES).


                                                                                 TOTAL ANNUAL
PORTFOLIO                                 MANAGEMENT FEES   OTHER EXPENSES         EXPENSES
---------------------------------------   ---------------   ------------------   ------------
JOHN HANCOCK TRUST - NAV SHARES

Health Sciences Trust                          1.05%(B)         0.11%               1.16%

Small Cap Growth Trust(A)                      1.08%            0.07%               1.15%

Mid Cap Stock Trust                            0.86%            0.05%               0.91%

Financial Services Trust                       0.88%(C)         0.08%               0.96%

International Equity Index Trust B(A)+(D)      0.55%            0.04%               0.59%

Overseas Equity Trust(A)                       1.05%            0.09%               1.14%

Mid Cap Index Trust                            0.49%            0.03%               0.52%

Large Cap Growth Trust                         0.85%            0.06%               0.91%

Total Stock Market Index Trust                 0.49%            0.03%               0.52%

Blue Chip Growth Trust                         0.82%(B)         0.04%               0.86%

Real Estate Securities Trust                   0.70%            0.05%               0.75%

Small Cap Value Trust(A)                       1.08%            0.08%               1.16%

Mid Value Trust                                1.01%(B)         0.07%               1.08%

Growth & Income II Trust(A)+                   0.68%            0.03%               0.71%

500 Index Trust B(A)+(D)                       0.47%            0.03%               0.50%

Equity-Income Trust                            0.81%(B)         0.05%               0.86%

Managed Trust(A)+                              0.73%            0.04%               0.77%

High Yield Trust                               0.68%            0.07%               0.75%

Global Bond Trust                              0.70%            0.10%               0.80%

Total Return Trust                             0.70%            0.05%               0.75%

Bond Index Trust B(A)+(D)                      0.47%            0.03%               0.50%

Active Bond Trust(A)+                          0.61%            0.04%               0.65%

Short-Term Bond Trust                          0.58%            0.05%               0.63%

Money Market Trust B(A)+(D)                    0.49%            0.04%               0.53%


+   Commencement of operations -- April 29, 2005

(A) Based on estimates for the current fiscal year


(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust, the Equity-Income Trust, the Mid-Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                                               TOTAL ANNUAL
PORTFOLIO                    MANAGEMENT FEES     EXPENSES
--------------------------   ---------------   -------------
Health Sciences Trust             1.02%            1.13%

Blue Chip Growth Trust            0.79%            0.83%

Equity-Income Trust               0.78%            0.83%

Mid Value Trust                   0.98%            1.05%



(C) Financial Services Trust. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services Trust to the amounts shown below. This advisory fee waivers may be terminated at any time.

                                        BETWEEN $50
                           FIRST $50    MILLION AND     EXCESS OVER
PORTFOLIO                  MILLION*    $500 MILLION*   $500 MILLION*
------------------------   ---------   -------------   -------------
Financial Services Trust     0.85%         0.80%           0.75%

*as a percentage of average annual net assets.


If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" would have been as follows:



                                             TOTAL ANNUAL
PORTFOLIO                  MANAGEMENT FEES     EXPENSES
------------------------------------------   ------------
Financial Services Trust        0.83%           0.91%



(D) The Series Fund sells these portfolios only to certain variable life insurance and variable annuity separate accounts of JHLICO and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Series Fund and the Advisor. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Total Annual Expenses." A portfolio's annual operating Expenses including advisory fees, but excludes, taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Series Fund, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.


EXAMPLES

The following four examples are intended to help you compare the cost of investing in a Revolution Value II - Value Plan A or a Revolution Value II - Value Plan B contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first two examples assume that you invest $10,000 in an "All Rider" Value Plan A or Value Plan B contract with the following optional benefit riders: highest anniversary value death benefit rider, earnings enhancement death benefit rider, accumulated value enhancement rider and guaranteed retirement income benefit rider. The first two examples also assume that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Value Plan A - maximum fund-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the      $1,126   $1,769    $2,427     $4,230
applicable time period:

If you annuitize, or do not surrender the contract   $  406   $1,230    $2,068     $4,230
at the end of the applicable time period:

Value Plan B - maximum fund-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the      $1,149   $ 1,835   $ 2,174    $4,423
applicable time period:

If you annuitize, or do not surrender the contract   $  429   $ 1,296   $ 2,174    $4,423
at the end of the applicable time period:


The next two examples assume that you invest $10,000 in a "No Rider" Value Plan A or Value Plan B contract with no optional benefit riders for the time periods indicated. These examples also assume that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Value Plan A - minimum fund-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the       $920    $ 1,153   $ 1,415    $2,292
applicable time period:

If you annuitize, or do not surrender the contract    $200    $   617   $ 1,060    $2,292
at the end of the applicable time period:

Value Plan B - minimum fund-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the       $943    $ 1,226   $ 1,182    $2,538
applicable time period:

If you annuitize, or do not surrender the contract    $223    $   689   $ 1,182    $2,538
at the end of the applicable time period:

For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions. Those assumptions, (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the portfolio which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                                BASIC INFORMATION




WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 27 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

ALLOCATION OF PREMIUM PAYMENTS

An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.


Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days at our Annuity Service Office. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.


In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age
84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.


Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment at our Annuity Service Office. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

The total of all new premium payments and transfers that you may allocate to any one investment option in any one contract year may not exceed $1,000,000. We may also restrict your right to allocate premiums to the guaranteed interest account after the 10th contract year.

While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,


                                        you may not make any premium
if your contract is used to fund   payments after the annuitant reaches age
--------------------------------   ----------------------------------------
a "tax qualified plan"*                             70 1/2**

a non-tax qualified plan                              85



* as that term is used in "Tax Information,"



** except for a Roth IRA, which has no age limit.


WAYS TO MAKE PREMIUM PAYMENTS

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock" and sent to the Annuity Service
            Center.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

PREMIUM PAYMENTS BY WIRE

If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.

After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

At any time before the date of maturity, the total value of your contract equals:

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option,

      - plus the interest we credit to any of your contract's value while it is in a fixed investment option.

VARIABLE INVESTMENT OPTIONS

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. The Fee Tables in this prospectus shows a range of fund expenses that you may pay. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We show these charges in the Fee Tables, and describe them under "What fees and charges will be deducted from my contract?" beginning on page 18.

FIXED INVESTMENT OPTIONS

GUARANTEED INTEREST ACCOUNT

Each premium payment you allocate to the guaranteed interest account will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that allocation into the guaranteed interest account option. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a premium is older than 10 years. (In New York, the guaranteed minimum interest rate is 1 1/2%.)

For purposes of crediting interest, transfers from a variable investment option will be treated as premium payment. We credit interest until the earlier of the date of maturity of your contract, or the date you transfer, "surrender" or otherwise withdraw money from this option.

From time to time, we may credit interest to amounts allocated to the guaranteed interest account at different rates based on the size of a premium payment, the time it is allocated to the guaranteed interest account, or other factors.

DCA RATE ACCOUNT

We currently provide a dollar-cost averaging ("DCA") value program in which a DCA rate account earns a fixed rate of return at the effective annual rate we have declared for that program at the time the deposit is made into the account. The applicable rate will apply to any portion of the deposit remaining in the DCA rate account until the full amount of that deposit has been transferred to your pre-selected investment options. We will declare the rates from time to time, and the rates may vary for each deposit you make into a DCA rate account. See "Dollar-cost averaging programs" on page 17.

BECAUSE THE DCA RATE ACCOUNT IS USED TO TRANSFER FUNDS TO OTHER INVESTMENT OPTIONS FOR ONLY A PORTION OF A CONTRACT YEAR, YOU WILL NOT RECEIVE A FULL YEAR'S WORTH OF INTEREST ON THE ENTIRE DEPOSIT.

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

You should carefully review the discussion under "The annuity period," beginning on page 29, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract. We provide examples of some of these variations in Appendix C of this prospectus.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, rates, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

In addition, if you elect the Accumulated Value Enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made,

      - the nature of any tax qualified retirement plan for which the contract is being used, if any, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?


ALLOCATION OF PREMIUM PAYMENTS



When you apply for your contract, you specify the variable investment options or fixed investment options (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.



Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or fixed investment option that you are not then using or have not previously used counts as one "use" of an investment option.


TRANSFERS AMONG INVESTMENT OPTIONS

During the accumulation period, you may transfer amounts held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options and subject to the restrictions set forth below. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once, up to the above-mentioned maximum of 18 variable investment options. You may not make any transfers during the annuity period, however, to or from a fixed annuity payment option.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period [Verify this term for Revolution Value II] in any contract year is $1,000,000 [Verify this number for Declaration and Patriot].

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative) [verify this term for Revolution Value II.

We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Funds underlying investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a Fund can be harmed by frequent transfer activity since such activity may expose a Fund to increased portfolio transaction costs (affecting the value of the shares) and disruption to management of a Fund (affecting a subadviser's ability to effectively manage a Fund's investment portfolio in accordance with the Fund's investment objective and policies), both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Account to restrict transfers to two per month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the annuity period" section of this Prospectus). Under the Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Account's policy and procedures uniformly to all contract owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the contract's date of maturity.

Contract owners should note that while we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that we will successfully impose restrictions on all disruptive frequent trading activity. If we are unsuccessful in restricting disruptive frequent trading activity, the Funds may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR-COST AVERAGING ("DCA") PROGRAMS

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new premium payment of $5,000 or more in a DCA rate account. For contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For contracts issued prior to May 1, 2004, the assets in this account attributable to a new premium payment will be transferred automatically to one or more variable investment options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new premium is deposited in the DCA rate account program with respect to that premium. At the time of each deposit into this program, you must tell us in writing:

      -     that your deposit should be allocated to this program; and

      -     the variable investment options to which assets will be transferred;
            and

      - the percentage amount to be transferred to each such variable investment option.

Transfers to the guaranteed interest account option are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account that is in addition to the automatic transfers.

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

      - You may elect the program only if the total value of your contract equals $15,000 or more.

      -     The amount of each transfer must equal at least $250.

      - You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

      -     You may discontinue the program at any time.

      - The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

      - Automatic transfers to or from the guaranteed interest account option are not permitted under this program.

      - We reserve the right to suspend or terminate the program at any time.

STRATEGIC REBALANCING

This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from the guaranteed interest account option are not permitted under this program.

This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

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

Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

INTEREST SWEEP PROGRAM

This program automatically transfers the interest credited on your guaranteed interest account value to pre-selected variable investment options on a periodic basis. (You may, however, change your variable investment allocation instructions under this program at any time in writing or, if you have authorized telephone transfers, by telephone.)

If you have a total account value of $25,000 or more, this program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for the interest sweep (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date. In lieu of transfers, you may elect to make withdrawals under this program. (See "Systematic withdrawal plans - Interest sweep program" on page 21.)

Once elected, the interest sweep program will continue until the earliest of:

      -     the date we receive your written notice to cancel the program,

      - the date we receive notice of the death of the owner or annuitant, or

      -     the start of the annuity period.

If you make a partial withdrawal or otherwise transfer earnings from your guaranteed interest account outside of the interest sweep program, we will stop making interest sweeps until you have again accumulated interest in the guaranteed interest account. We reserve the right to modify, terminate or suspend the interest sweep program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

ANNUAL CONTRACT FEE

Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables if your contract has a total value on the contract anniversary of less than $50,000. We deduct the annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each investment option you are then using, including the guaranteed interest account. We will not deduct any portion of the annual contract fee from the guaranteed interest account, however, if the deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the applicable guaranteed minimum rate. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to up to $50.

ASSET-BASED CHARGE

We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our fixed investment option. The asset-based charge differs between Value Plan A and Value Plan B contracts.

In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables.

Free withdrawal amounts: If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

How we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess the withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period. The withdrawal charge period and the withdrawal charge percentage differ between Value Plan A and Value Plan B contracts.

Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each investment option, including the guaranteed interest account, being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the guaranteed interest account, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the guaranteed interest account. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however);

      - on certain withdrawals if all the following conditions apply to a "covered person":

            - the covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

            - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

            - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

      - depending on your state, when a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in your contract.

The "covered persons" are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASE A CONTRACT WHEN EITHER OF THE COVERED PERSONS (1) IS OLDER THAN 79 YEARS OR (2) IN MOST STATES, WAS CONFINED TO A NURSING HOME WITHIN THE PAST TWO YEARS.

OTHER CHARGES

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed interest account, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender your contract for a cash payment of its "surrender value," or

      -     make a partial withdrawal of the surrender value.

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

The surrender value of a contract is the total value of a contract, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

Certain surrenders and partial withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 32. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal:

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

SYSTEMATIC WITHDRAWAL PLANS

If the total value of your contract is $25,000 or more, you may elect our optional systematic withdrawal plan. This plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge shown in the Fee Tables that would apply to an otherwise comparable non-systematic withdrawal. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser for the impact of a systematic withdrawal plan before you elect to participate.

The following conditions apply to systematic withdrawal plans:

      -     The amount of each systematic withdrawal must equal at least $100.

      - If the amount of a withdrawal would drop below $100 or if the total value of your contract becomes less than $5,000, we will suspend the plan and notify you.

      -     You may cancel the plan at any time, by written notice to us.

We reserve the right to modify the terms or conditions of our systematic withdrawal plans at any time without prior notice.

INTEREST SWEEP PROGRAM

If the total value of your contract is $25,000 or more, you may elect to use our interest sweep program as a systematic withdrawal plan to make withdrawals of the interest credited on your guaranteed interest account. If you do, the withdrawals under this program may be included as income and subject to a 10% federal tax penalty. However, if the accumulated interest in your guaranteed interest account (due to other withdrawals, transfers, or reductions to pay for contract charges) is less than $15, or if the total value of your contract becomes less than $5,000, we will suspend your ability to make systematic withdrawals under this program and notify you.

You should consult your tax adviser before using the interest sweep program in this manner. (See "Transferring your assets - Interest sweep program" on page 18 for more details on this program.)


TELEPHONE WITHDRAWALS



If you complete a separate authorization form, you may make requests to withdraw a portion of your contract value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this prospectus.


WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

      - If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

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

      - If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

      - If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

      - If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

      -     proof of death before the contract's date of maturity, and


      -     the required instructions as to method of settlement.


We will generally pay the death benefit in a single sum to the beneficiary you chose, unless:

      - the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 31); or

      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 30.

We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders on the next page. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

      - the total value of your contract on the date we receive notice of death in proper order, or

      - the total amount of premium payments made, adjusted for any partial withdrawals. (Partial withdrawals reduce the "total amount of premiums made" in direct proportion to the percentage of contract value that was reduced.)

OPTIONAL DEATH BENEFITS

You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

      -     only if the rider is available in your state;

      -     only when you apply for the contract; and

      - only if each owner and each annuitant is under age 80 at the time you apply for the contract (age 75 for the Earnings Enhancement Death Benefit rider).

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

      -     the contract's date of maturity, or

      -     upon your surrendering the contract, or

      - a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions following death of owner" on page 31).

In addition, you may terminate the Highest Anniversary Value Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2. If you purchase an Earnings Enhancement Death Benefit rider, however, you CANNOT request us to terminate the rider and its charges.

The optional death benefit riders that we currently offer for Value Plan A and Value Plan B contracts are:

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
Under this benefit, we will pay the greater of:

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

      -     the standard death benefit or

      - the highest total value of your contract as of any anniversary of your contract during the measuring period described in the rider, plus any premium payments you have made since that anniversary, but adjusted for any partial withdrawals you have taken since that anniversary (partial withdrawals reduce this component of the death benefit in direct proportion to the percentage of contract value that was reduced).

EARNINGS ENHANCEMENT DEATH BENEFIT

(not available for contracts issued to tax-qualified plans)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the benefit. In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount available for purchase varies. In general:

      - if all of the owners and the annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount is 40% of the difference between the contract's death benefit and your "net premiums" (up to a maximum benefit amount of 80% of your "adjusted net premiums"),

      - if any of the owners or the annuitant is between age 70 and 75 on the date your benefit is issued (the maximum age we currently permit), the earnings enhancement amount is 25% of the difference between the contract's death benefit and your "net premiums" (up to a maximum benefit amount of 50% of your "adjusted net premiums"), and

      - if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

"Net premiums" for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any withdrawal charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted premiums" means net premiums minus any premiums you paid in the 12 month period prior to the death of the measuring life.

See Appendix B for more information on how we calculate optional death benefits.

TERMS AND CONDITIONS

The following is a general summary of some of the terms used in most states for these riders. For a more complete description of the terms and conditions of any optional death benefit rider, however, you should refer directly to the rider. We will provide you with a copy on request.

The "measuring period" for the Highest Anniversary Value Death Benefit rider includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81.

The "measuring life" for the Highest Anniversary Value Death Benefit rider is:

      - the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the maturity date,

      - the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the maturity date,

      - the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the maturity date,

      - the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining these riders' "measuring life."

We calculate the "measuring period" and the "measuring life" differently for the Earnings Enhancement Death Benefit rider, as described in the rider. We will provide you with a copy on request.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 32 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

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

WHAT OTHER OPTIONS CAN I PURCHASE UNDER A CONTRACT?

In addition to the optional death benefits discussed above, we currently make available one other optional benefit. You may elect this rider:

      -     only if the benefit is available in your state;

      -     only when you apply for the contract; and

      - only if you are under age 75 at the time you apply for a Value Plan A or a Value Plan B contract.

This optional benefit is provided under a benefit that contains many terms and conditions not set forth below. Therefore, you should refer directly to the benefit for more complete information. We will provide you with a copy on request. We may make other benefits available in the future.

ACCUMULATED VALUE ENHANCEMENT

Under this benefit, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

      - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

      -     is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the contract and increases by 5% each year after the 7th contract year up to the benefit limit shown in the contract. The benefit must be in effect for 7 years before any increase will occur.


You may terminate the benefit at any time by providing written notification to us at the John Hancock Annuity Service Office.


Under our current administrative rules, the Monthly Benefit (without regard to the 5% inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page 12 for a general description of other premium limits under the contract).

The monthly charge for the Accumulated Value Enhancement benefit is shown in the Fee Tables. The benefit (and the related charges) will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment.

If you choose to continue the benefit after the contract's date of maturity, charges for the benefit will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

You should carefully review the tax considerations for optional benefit riders on page 32 before selecting this optional benefit rider. In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE FOLLOWING OPTIONAL BENEFIT RIDER:

GUARANTEED RETIREMENT INCOME BENEFIT

Under this benefit, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

      - The date of maturity must be within the 30 day period following a contract anniversary.

      - If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

      - If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

If your contract was issued with this benefit, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until the time you start to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) as if the rider had not been added to it. After you've held your contract for 10 years, you may terminate the rider at any time by providing written notification to us at the John Hancock Annuity Servicing Office shown on page 2.

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

We provide the guaranteed income benefit under this rider only in the form of fixed annuity payments under "Option A: life annuity with payments for guaranteed period." The rider specifies this guaranteed period, ranging from 5 to 10 years, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. You will have no discretion to vary this form of payment if you choose the guaranteed income benefit under this rider. We provide more information on this form of annuity payment option on page 30.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to the guaranteed interest account or Money Market investment option (currently 4%) and (b) contract value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

The monthly charge for the Guaranteed Retirement Income Benefit rider is shown in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:


      - John Hancock at the Annuity Service Office address shown on the cover, or


      -     the John Hancock representative who delivered the contract to you.

In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.


DESCRIPTION OF JHLICO


We are JHLICO, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, our assets were approximately $100 billion.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.


HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS


We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Series Funds' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INFORMATION ABOUT THE FUNDS

The funds available under the contracts are as follows:

PORTFOLIO                     PORTFOLIO MANAGER        INVESTMENT DESCRIPTION
---------                     -----------------        ----------------------
HEALTH SCIENCES TRUST        T. Rowe Price          seeks long-term capital
                             Associates, Inc.       appreciation by investing,
                                                    under normal market
                                                    conditions, at least 80% of
                                                    its net assets (plus any
                                                    borrowings for investment
                                                    purposes) in common stocks
                                                    of companies engaged in the
                                                    research, development,
                                                    production, or distribution
                                                    of products or services
                                                    related to health care,
                                                    medicine, or the life
                                                    sciences (collectively
                                                    termed "health sciences").

SMALL CAP GROWTH TRUST      Wellington Management   Seeks long-term capital
                            Company, LLP            appreciation by investing,
                                                    under normal market
                                                    conditions, primarily in
                                                    small-cap companies that are
                                                    believed to offer above
                                                    average potential for growth
                                                    in revenues and earnings.

MID CAP STOCK TRUST         Wellington Management   seeks long-term growth of
                            Company, LLP            capital by investing
                                                    primarily in equity
                                                    securities of mid-size
                                                    companies with significant
                                                    capital appreciation
                                                    potential.

FINANCIAL SERVICES TRUST    Davis Advisors          seeks growth of capital by
                                                    investing primarily in
                                                    common stocks of financial
                                                    companies. During normal
                                                    market conditions, at least
                                                    80% of the portfolio's net
                                                    assets (plus any borrowings
                                                    for investment purposes) are
                                                    invested in companies that
                                                    are principally engaged in
                                                    financial services. A
                                                    company is "principally
                                                    engaged" in financial
                                                    services if it owns
                                                    financial services-related
                                                    assets constituting at least
                                                    50% of the value of its
                                                    total assets, or if at least
                                                    50% of its revenues are
                                                    derived from its provision
                                                    of financial services.

INTERNATIONAL EQUITY        SSgA Funds              seeks to track the
INDEX TRUST B               Management, Inc.        performance of a broad-based
                                                    equity index of foreign
                                                    companies primarily in
                                                    developed countries and, to
                                                    a lesser extent, in emerging
                                                    market countries by
                                                    investing, under normal
                                                    market conditions, at least
                                                    80% of its assets in
                                                    securities listed in the
                                                    Morgan Stanley Capital
                                                    International All Country
                                                    World Excluding U.S. Index

OVERSEAS EQUITY TRUST       Capital Guardian        seeks long-term capital
                            Trust Company           appreciation by investing,
                                                    under normal market
                                                    conditions, at least 80% of
                                                    its assets in equity
                                                    securities of companies
                                                    outside the U.S. in a
                                                    diversified mix of large
                                                    established and medium-sized
                                                    foreign companies located
                                                    primarily in developed
                                                    countries and, to a lesser
                                                    extent, in emerging markets.

MID CAP INDEX TRUST         MFC Global Investment   seeks to approximate the
                            Management (U.S.A.)     aggregate total return of a
                            Limited                 mid cap U.S. domestic equity
                                                    market index by attempting
                                                    to track the performance of
                                                    the S&P Mid Cap 400 Index*.

LARGE CAP GROWTH TRUST      Fidelity Management &   seeks long-term growth of
                            Research Company        capital by investing, under
                                                    normal market conditions, at
                                                    least 80% of its net assets
                                                    (plus any borrowings for
                                                    investment purposes) in
                                                    equity securities of
                                                    companies with large market
                                                    capitalizations.

TOTAL STOCK MARKET INDEX    MFC Global Investment   seeks to approximate the
TRUST                       Management (U.S.A.)     aggregate total return of a
                            Limited                 broad U.S. domestic equity
                                                    market index by attempting
                                                    to track the performance of
                                                    the Wilshire 5000 Equity
                                                    Index*

PORTFOLIO                    PORTFOLIO MANAGER        INVESTMENT DESCRIPTION
---------                    -----------------        ----------------------
BLUE CHIP GROWTH TRUST      T. Rowe Price           seeks to achieve long-term
                            Associates, Inc.        growth of capital (current
                                                    income is a secondary
                                                    objective) by investing,
                                                    under normal market
                                                    conditions, at least 80% of
                                                    the portfolio's total assets
                                                    in the common stocks of
                                                    large and medium-sized blue
                                                    chip growth companies. Many
                                                    of the stocks in the
                                                    portfolio are expected to
                                                    pay dividends.

REAL ESTATE SECURITIES      Deutsche Asset          seeks to achieve a
TRUST                       Management Inc.         combination of long-term
                                                    capital appreciation and
                                                    current income by investing,
                                                    under normal market
                                                    conditions, at least 80% of
                                                    its net assets (plus any
                                                    borrowings for investment
                                                    purposes) in equity
                                                    securities of real estate
                                                    investment trusts ("REITS")
                                                    and real estate companies.

SMALL CAP VALUE TRUST       Wellington Management   seeks long-term capital
                            Company, LLP            appreciation by investing,
                                                    under normal market
                                                    conditions, at least 80% of
                                                    its assets in small-cap
                                                    companies that are believed
                                                    to be undervalued by various
                                                    measures and offer good
                                                    prospects for capital
                                                    appreciation.

MID VALUE TRUST             T. Rowe Price           seek long-term capital
                            Associates, Inc.        appreciation by investing,
                                                    under normal market
                                                    conditions, primarily in a
                                                    diversified mix of common
                                                    stocks of mid size U.S.
                                                    companies that are believed
                                                    to be undervalued by various
                                                    measures and offer good
                                                    prospects for capital
                                                    appreciation.

GROWTH & INCOME II TRUST    Independence            seeks income and long-term
                            Investment LLC          capital appreciation by
                                                    investing, under normal
                                                    market conditions, primarily
                                                    in a diversified mix of
                                                    common stocks of large U.S.
                                                    companies.

500 INDEX TRUST B           MFC Global Investment   seeks to approximate the
                            Management (U.S.A.)     aggregate total return of a
                            Limited                 broad U.S. domestic equity
                                                    market index investing,
                                                    under normal market
                                                    conditions, at least 80% of
                                                    its net assets (plus any
                                                    borrowings for investment
                                                    purposes) in (a) the common
                                                    stocks that are included in
                                                    the S & P 500 Index and (b)
                                                    securities (which may or may
                                                    not be included in the S & P
                                                    500 Index) that MFC Global
                                                    (U.S.A.) believes as a group
                                                    will behave in a manner
                                                    similar to the index.

EQUITY-INCOME TRUST         T. Rowe Price           seeks to provide substantial
                            Associates, Inc.        dividend income and also
                                                    long-term capital
                                                    appreciation by investing
                                                    primarily in dividend-paying
                                                    common stocks, particularly
                                                    of established companies
                                                    with favorable prospects for
                                                    both increasing dividends
                                                    and capital appreciation.

MANAGED TRUST               Independence            seeks income and long-term
                            Investment LLC          capital appreciation by
                                                    investing primarily in a
                            Capital Guardian        diversified mix of: (a)
                            Trust Company           common stocks of large and
                                                    mid sized U.S. companies,
                            Declaration             and (b) bonds with an
                            Management & Research   overall intermediate term
                            LLC                     average maturity.

HIGH YIELD TRUST            Saloman Brothers        seeks to realize an
                            Asset Management        above-average total return
                            Inc                     over a market cycle of three
                                                    to five years, consistent
                                                    with reasonable risk, by
                                                    investing primarily in high
                                                    yield debt securities,
                                                    including corporate bonds
                                                    and other fixed-income
                                                    securities.

PORTFOLIO                    PORTFOLIO MANAGER        INVESTMENT DESCRIPTION
---------                    -----------------        ----------------------
GLOBAL BOND TRUST           Pacific Investment      seeks to realize maximum
                            Management Company      total return, consistent
                                                    with preservation of capital
                                                    and prudent investment
                                                    management by investing the
                                                    portfolio's assets primarily
                                                    in fixed income securities
                                                    denominated in major foreign
                                                    currencies, baskets of
                                                    foreign currencies (such as
                                                    the ECU), and the U.S.
                                                    dollar.

TOTAL RETURN TRUST          Pacific Investment      seeks to realize maximum
                            Management Company      total return, consistent
                                                    with preservation of capital
                                                    and prudent investment
                                                    management by investing,
                                                    under normal market
                                                    conditions, at least 65% of
                                                    the portfolio's assets in a
                                                    diversified portfolio of
                                                    fixed income securities of
                                                    varying maturities. The
                                                    average portfolio duration
                                                    will normally vary within a
                                                    three- to six-year time
                                                    frame based on the
                                                    subadviser's forecast for
                                                    interest rates.

BOND INDEX TRUST B          Declaration             seeks to track the
                            Management & Research   performance of the Lehman
                                                    Brothers Aggregate Index
                                                    (which represents the U.S.
                                                    investment grade bond
                                                    market) by investing, under
                                                    normal market conditions, at
                                                    least 80% of its assets in
                                                    securities listed in the
                                                    Lehman Index.

ACTIVE BOND TRUST           Declaration             seek income and capital
                            Management & Research   appreciation by investing at
                            LLC                     least 80% of its assets in a
                                                    diversified mix of debt
                            John Hancock            securities and instruments.
                            Advisers, LLC

SHORT-TERM BOND TRUST       Declaration             Seeks income and capital
                            Management & Research   appreciation by investing at
                            LLC                     least 80% of its assets in a
                                                    diversified mix of debt
                                                    securities and instruments.

MONEY MARKET TRUST B        MFC Global Investment   Seeks to obtain maximum
                            Management (U.S.A.)     current income consistent
                            Limited                 with preservation of
                                                    principal and liquidity by
                                                    investing in high quality,
                                                    U.S. Dollar denominated
                                                    money market instruments.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.


The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2004 , except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.



HOW WE SUPPORT THE FIXED INVESTMENT OPTIONS


All of John Hancock's general assets (discussed above) support its obligations under the fixed investment options (as well as all of its other obligations and liabilities). We invest the assets of the fixed investment options (i.e., the guaranteed interest account and the DCA rate account) in our general account. You have no interest in or preferential claim on any of the assets held in our general account.

The investments we purchase with amounts you allocated to the fixed investment options belong to us and we bear all the investment risk on that money as long as it is in those options. You will earn interest at the applicable fixed rate of return even if we experience an investment loss on the assets allocated to these options; any favorable investment performance on these assets, however, belongs to us.


THE ACCUMULATION PERIOD


YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment, extra credit or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

           value of one accumulation unit for the applicable variable investment option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

             number of accumulation units in the variable investment options

                                      TIMES

           value of one accumulation unit for the applicable variable investment option at that time

YOUR VALUE IN OUR FIXED INVESTMENT OPTION

On any date, the total value of your contract in the guaranteed interest account equals:

           the amount of premium payments, extra credits or transferred amounts allocated to that account, PLUS the amount of any interest we credit to that account, MINUS the amount of any withdrawals or transfers paid out of that account, MINUS the amount of any charges and fees deducted from that account.


THE ANNUITY PERIOD


Annuity payments are usually made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are usually made to the younger of them.

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

Unless we otherwise permit, the date of maturity must be:

      - at least 6 months after the date the first premium payment is applied to your contract, and

      - no later than the maximum age specified in your contract (normally age 95).

Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 34.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. We offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

Unless you tell us otherwise and we approve, we will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

We will also deduct any premium tax charge from each investment option.

Once annuity payments commence, you may not make transfers from a fixed basis annuity to variable investment options, or from variable investment options to a fixed basis annuity.

SELECTING AN ANNUITY OPTION

Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on the next page).

Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

TRANSFERS DURING THE ANNUITY PERIOD

Some transfers are permitted during the annuity period, but subject to different limitations than during the accumulation period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We limit the maximum number of transfers a contract owner may make per contract year to four, subject to a limit of 18 investment options over the life of your contract. Once annuity benefit payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

      - the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually, for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will provide payments monthly, quarterly, semiannually, or annually to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."


VARIABLE INVESTMENT OPTION VALUATION PROCEDURES


We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.


DISTRIBUTIONS FOLLOWING THE DEATH OF AN OWNER


If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract in the following box:

IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:

            - we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and

            - your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            -     paid out in full within five years of your death or

            - applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

      - the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.


MISCELLANEOUS PROVISIONS


ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

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

      -     the rights of any assignees of record and

      -     certain other conditions referenced in the contract.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.


WHO SHOULD PURCHASE A CONTRACT?



We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:



      - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;



      - non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section 408A of the Code;



      -     SIMPLE IRA plans adopted under Section 408(p) of the Code;



      - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and



      - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.



We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 34.



When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.



We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.



To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.


TAX INFORMATION

OUR INCOME TAXES

We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS

If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional

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

death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

UNDISTRIBUTED GAINS

We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. In addition, any portion of your contract value that you borrow or pledge will be taxable to the extent of gain in the contract at that time.

ANNUITY PAYMENTS

When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

SURRENDERS, WITHDRAWALS AND DEATH BENEFITS

If we pay the entire value of your contract in a lump sum when we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a lump sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

PENALTY FOR PREMATURE WITHDRAWALS

The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

SPECIAL CONSIDERATIONS FOR PUERTO RICO ANNUITY CONTRACTS

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.

DIVERSIFICATION REQUIREMENTS

Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

TAX-FREE ROLLOVERS

If permitted under your plans, you may make a tax-free rollover from:

      -     a traditional IRA to another traditional IRA,

      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

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

      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

TRADITIONAL IRAs

ANNUAL CONTRIBUTION LIMIT. traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

      -     100% of compensation includable in your gross income, or

      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

The amount of your deduction is based on the following factors:

      - whether you or your spouse is an active participant in an employer sponsored retirement plan,

      -     your federal income tax filing status, and

      -     your "Modified Adjusted Gross Income."

Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

ROTH IRAs

ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

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

SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

      -     after you reach age 59 1/2,

      -     on your death or disability, or

      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless

      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPs)

SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) PLANS

Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see

"Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

      -     on the employee's separation from service, death, or disability,

      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

      - transfers and exchanges to other products that qualify under Section 403(b).

Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70-1/2 or, if later, retires.

"TOP-HEAVY" PLANS

Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

SECTION 457 DEFERRED COMPENSATION PLANS

Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

      -     a state,

      -     a political subdivision of a state,

      - an agency or instrumentality or a state or political subdivision of a state, or

      -     a tax-exempt organization.

As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

The deferred compensation plan must satisfy several conditions, including the following:

      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

ELECTIVE DEFERRAL LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

ELECTIVE CATCH-UP LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the annual contract fee, and

      - any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS


At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.


VOTING PRIVILEGES


At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.


CERTAIN CHANGES


CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class,

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.


DISTIRIBUTION OF CONTRACTS


Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by John Hancock. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.


EXPERTS



Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2004, and 2003 and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                         APPENDIX A: INDEX OF KEY WORDS


We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                                                  PAGE
Accumulation units..................................................................        28
Annuitant...........................................................................        10
Annuity payments....................................................................        13
Annuity period......................................................................        13
Business day........................................................................        10
Contract year.......................................................................        11
Date of issue.......................................................................        11
Date of maturity....................................................................        29
Extra Credits.......................................................................        13
Free withdrawal amount..............................................................        17
Funds...............................................................................         2
Guarantee period....................................................................        12
Investment options..................................................................        14
Market value adjustment.............................................................        12
Premium payments....................................................................        10
Surrender...........................................................................        16
Surrender value.....................................................................        17
Total value of your contract........................................................        12
Variable investment options.........................................................     cover
Withdrawal charge...................................................................        16
Withdrawal..........................................................................        16

             APPENDIX B : EXAMPLES OF WITHDRAWAL CHARGE CALCULATION


Assume The Following Facts:

      - On January 1, 2004, you make a $5,000 initial premium payment and we issue you a contract.

      -     On January 1, 2005, you make a $1,000 premium payment.

      -     On January 1, 2006, you make a $1,000 premium payment.

      - On January 1, 2007, the total value of your contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2007. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge that will differ between a Revolution Value II - Value Plan A contract and a Revolution Value II - Value Plan B contract.

If you purchased a Value Plan A contract, the charge would be $360.22, and we would withdraw a total of $7,360.22 from your contract:

                    $ 7,000.00  --  withdrawal request payable to you
                    +   360.22  --  withdrawal charge payable to us
                    ----------
                    $ 7,360.22  --  total amount withdrawn from your contract

If you purchased a Value Plan B contract, the charge would be $102.15, and we would withdraw a total of $7,102.15 from your contract:

                    $ 7,000.00  --  withdrawal request payable to you
                    +   102.15  --  withdrawal charge payable to us
                    ----------
                    $ 7,102.15  --  total amount withdrawn from your contract

Although the WITHDRAWAL CHARGE on a Value Plan B contract is LOWER than that on a Value Plan A contract, the Separate Account ASSET-BASED CHARGE is HIGHER. You would therefore need to achieve better investment results on a Value Plan B contract to reach the assumed $7,500 of favorable investment earnings.

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN A CONTRACT:

      - We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

      - Next we repay to you the $5,000 premium you paid in 2004. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2004 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $240 from your contract to cover the withdrawal charge on your 2004 premium payment. We pay the remainder of $4,560 to you as a part of your withdrawal request.

             $ 5,000
             -   200  --  free withdrawal amount (payable to you)
             -------
             $ 4,800
             x   .05
             -------
             $   240  --  withdrawal charge on 2004 premium payment (payable to us)
             $ 4,800
             -   240
             -------
             $ 4,560  --  part of withdrawal request payable to you

      - We NEXT deem the entire amount of your 2005 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your contract to cover the withdrawal charge on your 2005 premium payment. We pay the remainder of $940 to you as a part of your withdrawal request.

             $ 1,000
             x   .06
             -------

             $    60  --  withdrawal charge on 2005 premium payment (payable to
                           us)
             $ 1,000
             -    60
             -------
             $   940  --  part of withdrawal request payable to you

      - We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,560 from your 2004 premium payment under paragraph 2, and $940 from your 2005 premium payment under paragraph 3. Therefore, $800 is needed to reach $7,000.

             $ 7,000  --  total withdrawal amount requested
             -   500  --  profit
             -   200  --  free withdrawal amount
             - 4,560  --  payment deemed from initial premium payment
             -   940  --  payment deemed from 2005 premium payment
             -------
             $   800  --  additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all premiums you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

             $ 800     =  x - [.07x]
             $ 800     =  .93x
             $ 800/.93 =  x
             $ 860.22  =  x

             $ 860.22 --  deemed withdrawn from 2006 premium payment
             $ 800.00 --  part of withdrawal request payable to you
             --------
             $  60.22 --  withdrawal charge on 2006 premium deemed withdrawn
                          (payable to us) on a Value Plan A contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN B CONTRACT:

      - We first distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

      - Next we repay to you the $5,000 premium you paid in 2004. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). The remaining balance of $4,800 represents your 2004 premium. Because you made that premium payment 3 years ago, there is no withdrawal charge due on that premium payment, and we would pay the full $4,800 to you as a part of your withdrawal request.

             $ 5,000
             -   200  --  free withdrawal amount (payable to you)
             -------
             $ 4,800
             x   .00
             -------
             $     0  --  no withdrawal charge on 2004 premium payment

             $ 4,800
             -     0
             -------
             $ 4,800  --  part of withdrawal request payable to you

      - We NEXT deem the entire amount of your 2005 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your contract to cover the withdrawal charge on your 2005 premium payment. We pay the remainder of $940 to you as a part of your withdrawal request.

             $   1,000
             x   .06
             -------
             $    60  --  withdrawal charge on 2005 premium payment (payable to us)
             $ 1,000
             -    60
             -------
             $   940  --  part of withdrawal request payable to you

      - We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,800 from your 2004 premium payment under paragraph 2, and $940 from your 2005 premium payment under paragraph 3. Therefore, $560 is needed to reach $7,000.

             $ 7,000  --  total withdrawal amount requested
             -   500  --  profit
             -   200  --  free withdrawal amount
             - 4,800  --  payment deemed from initial premium payment
             -   940  --  payment deemed from 2005 premium payment
             -------
             $   560  --  additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all premiums you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]


             $ 560     =   x - [.07x]
             $ 560     =   .93x
             $ 560/.93 =   x
             $  601.15 =   x

             $  602.15 --  deemed withdrawn from 2006 premium payment
             $  560.00 --  part of withdrawal request payable to you
                ------
             $   42.15 --  withdrawal charge on 2006 premium deemed withdrawn
                           (payable to us) on a Revolution Value II - Value
                           Plan B contract

        APPENDIX C: EXAMPLES OF OPTIONAL DEATH BENEFIT RIDER CALCULATIONS


This Appendix provides sample calculations of the death benefit that would be payable under the optional highest anniversary value death benefit rider and under the optional earnings enhancement death benefit rider.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER

We describe this optional benefit rider on page 22 in the prospectus, and show its charge in the Fee Tables.

HERE IS HOW THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT WORKS BEFORE YOU MAKE A WITHDRAWAL

Assume:

      - On January 1, 2003, you make a $100,000 initial premium payment and we issue you a contract.

      -     On January 1, 2006, your current account value is $95,000.

      -     On January 1, 2006, your highest anniversary value is $120,000.

Then:

      - We first determine your "standard" death benefit. This is the higher of your premiums ($100,000) and your current account value ($95,000). In this case, the standard death benefit is $100,000.

      - Next, we determine the greater of your standard death benefit ($100,000) and your highest anniversary value ($120,000).

The highest anniversary value death benefit before a withdrawal would be $120,000.

HERE IS HOW THE HIGHEST ANNIVERSARY DEATH BENEFIT RIDER WORKS AFTER YOU MAKE A WITHDRAWAL.

Assume the same facts as above. In addition, assume:

      -     On January 2, 2006, you make a partial withdrawal of $10,000.

      - On January 2, 2006, your current account value would have been $95,000 if you had not made a withdrawal.

In this case:

      - We FIRST determine the proportion of your current account value that was reduced by the withdrawal: ($10,000/$95,000) or 10.52631%.

      -     Next, we reduce your premium payments in the same proportion:
            $100,000 - ($100,000 x .1052631) = $89,473.69.

      - Next, we determine your revised standard benefit by comparing your current account value after the withdrawal ($85,000) to the reduced premium payments ($89,473.69). In this case, your revised standard death benefit is $89,473.69.

      - Next, we reduce your highest anniversary value in the same proportion as the reduction of current account value: $120,000 - ($120,000 x .1052631) = $107,368.42.

      - Next, we determine the greater of your revised standard death benefit ($89,473.69) and your revised highest anniversary value ($107,368.42).

In this case, the highest anniversary value death benefit after the withdrawal is $107,368.42

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

We describe this optional benefit rider on page 22 in the prospectus, and show its charge in the Fee Tables. The following are examples of the optional earnings enhancement death benefit rider. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

HERE IS HOW THE EARNINGS ENHANCEMENT DEATH BENEFIT WORKS WITH A STANDARD DEATH BENEFIT AND NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PREMIUM PAYMENTS.

Assume:

      - You elect the earnings enhancement death benefit rider (but not the highest anniversary value death benefit rider) when you purchase your contract,

      - At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

      - You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

      - We determine the death benefit before the maturity date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your contract ($180,000) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "net premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "net premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the net premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your net premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefor $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

HERE IS HOW THE EARNINGS ENHANCEMENT DEATH BENEFIT RIDER WORKS WITH A HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER AND ADJUSTMENTS FOR WITHDRAWAL AND ADDITIONAL PREMIUM.

Assume:

      - You elect the earnings enhancement death benefit rider and the highest anniversary value death benefit rider when you purchase your contract,

      - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

      - You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

      - On the eighth anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

      - On the day after the eighth anniversary of your contract, you make a withdrawal of $80,000,

      - On the ninth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the ninth year of your contract

      - We determine the death benefit before the maturity date in the middle of the tenth year of your contract, on a day when the total value of your contract is $120,000.

CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

In this example, the highest anniversary value death benefit is the greater of a highest anniversary value amount and the standard death benefit value on the date the death benefit is determined (the "determination date").

Calculation of highest anniversary value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), reduced proportionately for any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

We next calculate the standard death benefit value on the determination date to be the total value of your contract ($120,000), which is greater than the "highest anniversary value" amount ($105,000). The highest anniversary value death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "net premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "net premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the net premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your net premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefor $3,750.

The total Death Benefit in this example is the highest anniversary value death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                    APPENDIX D: EXAMPLES OF STATE VARIATIONS


Certain features of the contracts, including optional benefit riders, may not be available or may be modified for contracts issued in various states. This Appendix provides examples of variations for contracts delivered, or issued for delivery, in Connecticut ("CT"), Massachusetts ("MA") and New York ("NY"). YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE JOHN HANCOCK ANNUITY SERVICING OFFICE, FOR ADDITIONAL INFORMATION.

FIXED INVESTMENT OPTION

In NY, the guaranteed minimum interest rate that we use for purposes of crediting interest to the guaranteed interest account is 1 1/2%.

UNAVAILABLE OPTIONAL BENEFIT RIDERS

      - The Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit Rider is unavailable in NY.

      - The Accumulated Value Enhancement ("CARESolutions Plus") Rider is unavailable in CT and NY.

You should disregard all references in the prospectus to optional benefit riders that are NOT available in your state.

LIMITS ON PREMIUM PAYMENTS

In MA, in addition to the limits on premium payments described in the prospectus, you CANNOT make premium payments beyond the tenth contract year.

CANCELLATION OF YOUR CONTRACT

In CT, you may also cancel your contract before it is actually delivered to you by writing to our Annuity Servicing Office at the address shown on page 2 in the prospectus. If you cancel your contract before it is actually delivered to you, you will receive a refund of any premiums you've paid.

MODIFIED WITHDRAWAL CHARGE

In CT, we don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however);

      - on certain withdrawals if a covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

      - when a covered person has been diagnosed with a chronic illness and is receiving qualified long-term care service to the extent so provided in your contract.

(The "covered persons" are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASE A CONTRACT IN CT WHEN EITHER OF THE COVERED PERSONS IS OLDER THAN 79 YEARS.)

DATE OF MATURITY

The date of maturity for NY contracts must be, unless we otherwise permit:

      - at least 12 months after the date the first premium is applied to your contract, and

      - no later than the age specified in your contract (normally the LATER OF AGE 90 OR 10 YEARS AFTER THE DATE WE ISSUE YOUR CONTRACT).

(Subject to these requirements, you may subsequently change the date of maturity as described in the prospectus.)

SELECTING AN ANNUITY OPTION

Each contract issued in MA permits you to select an annuity option other than Option A: "life annuity with 10 years guaranteed." However, if the total value of the contract on the date of maturity is not at least $2,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of an annuity option once payments commence. In addition, if the death benefit under the contract is less than $2,000, we will pay it in a lump sum, regardless of any election you or the beneficiary may have made for an annuity option.

Each contract issued in NY provides that if the initial monthly payment under an annuity option would be less than $20, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. If the initial monthly payment under an annuity option would be more than $20 and less than $50, we may, in lieu of providing monthly annuity payments, instead apply your contract value to provide payments on a quarterly, semiannual, or annual basis. Subject to these limitations, your beneficiary may elect an annuity option, if: (a) you have not made an election prior to the annuitant's death; (b) the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and (c) the beneficiary notifies us of the election prior to the date the proceeds become payable.

                   APPENDIX U: ACCUMULATION UNIT VALUE TABLES

                     CONDENSED FINANCIAL INFORMATION

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

The following tables provide selected data for accumulation shares for each investment option that was available during the period shown for Revolution Value II, Value Plan A, followed by selected data for accumulation shares for each investment option that was available during the period shown for Revolution Value II, Value Plan B. Revolution Value II commenced operations on May 1, 2003.

                                                                            MAY 1           MAY 1
                                                                            2004            2003
                                                                           DEC. 31         DEC. 31
                                                                            2004            2003
                                                                        -------------   -------------
EQUITY INDEX
Accumulation Share Value:
   Beginning of period ..............................................   $       12.14   $        9.99
   End of period ....................................................   $       13.24   $       12.14
Number of Accumulation Shares outstanding at end of period ..........         695,131         264,753
LARGE CAP VALUE
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $       12.17   $        9.99
   End of period ....................................................   $       13.79   $       12.17
Number of Accumulation Shares outstanding at end of period ..........         861,562         321,044
FUNDAMENTAL VALUE B (FORMERLY "LARGE CAP CORE(SM)")
(Effective November 1, 2004, merged into "Fundamental Value")
Accumulation Share Value:
   Beginning of period ..............................................   $       12.47   $       10.01
   End of period ....................................................   $       13.32   $       12.47
Number of Accumulation Shares outstanding at end of period ..........               -          69,178
LARGE CAP GROWTH
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $       11.89   $       10.01
   End of period ....................................................   $       12.23   $       11.89
Number of Accumulation Shares outstanding at end of period ..........         608,046         172,604
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
   Beginning of period ..............................................   $       12.15   $        9.98
   End of period ....................................................   $       11.58   $       12.15
Number of Accumulation Shares outstanding at end of period ..........               -          26,456
GROWTH & INCOME
Accumulation Share Value:
   Beginning of period (Note 2) .....................................   $       11.91   $       10.00
   End of period ....................................................   $       13.02   $       11.91
Number of Accumulation Shares outstanding at end of period ..........         582,173         210,252

                                                                            MAY 1           MAY 1
                                                                            2004            2003
                                                                           DEC. 31         DEC. 31
                                                                            2004            2003
                                                                        -------------   -------------
FUNDAMENTAL VALUE
Accumulation Share Value:
   Beginning of period ..............................................   $       12.42   $       10.00
   End of period ....................................................   $       14.15   $       12.42
Number of Accumulation Shares outstanding at end of period ..........         381,952          58,271
EARNINGS GROWTH
Accumulation Share Value:
   Beginning of period (Note 1) .....................................   $       11.75   $       10.00
   End of period ....................................................   $       11.89   $       11.75
Number of Accumulation Shares outstanding at end of period ..........         214,675          80,620
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
   Beginning of period ..............................................   $       12.62   $       10.00
   End of period ....................................................   $       12.02   $       12.62
Number of Accumulation Shares outstanding at end of period ..........               -          35,746
MID CAP VALUE B (formerly "Smll/Mid Cap Core(SM)")
Accumulation Share Value:
   Beginning of period ..............................................   $       13.98   $        9.99
   End of period ....................................................   $       16.37   $       13.98
Number of Accumulation Shares outstanding at end of period ..........         504,877          58,481
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
   Beginning of period ..............................................   $       14.07   $        9.98
   End of period ....................................................   $       15.49   $       14.07
Number of Accumulation Shares outstanding at end of period ..........         256,807          95,618
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
   Beginning of period (Note 2) .....................................   $       14.37   $       10.03
   End of period ....................................................   $       15.50   $       14.37
Number of Accumulation Shares outstanding at end of period ..........         203,652          20,260
SMALL CAP VALUE
Accumulation Share Value:
   Beginning of period ..............................................   $       12.89   $        9.98
   End of period ....................................................   $       15.93   $       12.89
Number of Accumulation Shares outstanding at end of period ..........         477,312         220,194
SMALL CAP GROWTH

(Effective November 1, 2004, merged into "Small Cap Emerging Growth")
Accumulation Share Value:
   Beginning of period ..............................................   $       12.61   $       10.02
   End of period ....................................................   $       12.46   $       12.61
Number of Accumulation Shares outstanding at end of period ..........               -          86,916

                                                                            MAY 1          MAY 1
                                                                            2004           2003
                                                                           DEC. 31        DEC. 31
                                                                            2004            2003
                                                                        -------------   -------------
AIM V.I. PREMIER EQUITY
Accumulation Share Value:
   Beginning of period ..............................................   $       11.78   $        9.99
   End of period ....................................................   $       12.28   $       11.78
Number of Accumulation Shares outstanding at end of period ..........          23,346          12,153
AIM V.I. CAPITAL DEVELOPMENT - SERIES II CLASS
Accumulation Share Value:
   Beginning of period (Note 4) .....................................   $       12.84   $        9.98
   End of period ....................................................   $       14.59   $       12.84
Number of Accumulation Shares outstanding at end of period ..........          47,223          14,362
FIDELITY VIP CONTRAFUND(R) - SERIES II CLASS
Accumulation Share Value:
   Beginning of period ..............................................   $       12.40   $        9.99
   End of period ....................................................   $       14.09   $       12.40
Number of Accumulation Shares outstanding at end of period ..........         562,827         212,309
MFS INVESTORS GROWTH STOCK - INITIAL CLASS
Accumulation Share Value:
   Beginning of period ..............................................   $       11.50   $       10.01
   End of period ....................................................   $       12.38   $       11.50
Number of Accumulation Shares outstanding at end of period ..........          74,775          29,245
MFS RESEARCH - INITIAL CLASS
Accumulation Share Value:
   Beginning of period ..............................................   $       11.85   $        9.99
   End of period ....................................................   $       13.53   $       11.85
Number of Accumulation Shares outstanding at end of period ..........          16,845           7,791
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
   Beginning of period (Note 4) .....................................   $       13.90   $       10.03
   End of period ....................................................   $       16.48   $       13.90
Number of Accumulation Shares outstanding at end of period ..........         136,982          54,957
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $       13.17   $       10.02
   End of period ....................................................   $       14.41   $       13.17
Number of Accumulation Shares outstanding at end of period ..........         304,218          32,417
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly "International Opportunities")")
Accumulation Share Value:
   Beginning of period ..............................................   $       13.34   $       10.01
   End of period ....................................................   $       13.63   $       13.34
Number of Accumulation Shares outstanding at end of period ..........               -          31,835

                                                                            MAY 1          MAY 1
                                                                            2004           2003
                                                                           DEC. 31        DEC. 31
                                                                            2004            2003
                                                                        -------------   -------------
FIDELITY VIP OVERSEAS - SERVICE CLASS
Accumulation Share Value:
   Beginning of period ..............................................   $       14.55   $       10.03
   End of period ....................................................   $       16.27   $       14.55
Number of Accumulation Shares outstanding at end of period ..........         128,655          50,831
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly "International Opportunities")")
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $       15.40   $       10.01
   End of period ....................................................   $       16.80   $       15.40
Number of Accumulation Shares outstanding at end of period ..........               -          30,182
JANUS ASPEN WORLDWIDE GROWTH - SERVICE SHARES CLASS
Accumulation Share Value:
   Beginning of period (Note 2) .....................................   $       12.42   $       10.01
   End of period ....................................................   $       12.79   $       12.42
Number of Accumulation Shares outstanding at end of period ..........          36,775          16,314
REAL ESTATE EQUITY
Accumulation Share Value:
   Beginning of period (Note 2) .....................................   $       12.88   $       10.07
   End of period ....................................................   $       17.32   $       12.88
Number of Accumulation Shares outstanding at end of period ..........         260,320          70,858
HEALTH SCIENCES
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $       12.38   $       10.05
   End of period ....................................................   $       13.56   $       12.38
Number of Accumulation Shares outstanding at end of period ..........         143,912          53,333
FINANCIAL INDUSTRIES (Note 5)
Accumulation Share Value:
   Beginning of period ..............................................   $       12.15   $        9.97
   End of period ....................................................   $       13.01   $       12.15
Number of Accumulation Shares outstanding at end of period ..........          83,430          29,653
MANAGED
Accumulation Share Value:
   Beginning of period (Note 2) .....................................   $       11.34   $       10.00
   End of period ....................................................   $       12.09   $       11.34
Number of Accumulation Shares outstanding at end of period ..........       1,554,449         566,087
SHORT-TERM BOND
Accumulation Share Value:
   Beginning of period ..............................................   $       10.03   $       10.00
   End of period ....................................................   $       10.02   $       10.03
Number of Accumulation Shares outstanding at end of period ..........         840,534         297,972

                                                                            MAY 1          MAY 1
                                                                            2004           2003
                                                                           DEC. 31        DEC. 31
                                                                            2004            2003
                                                                        -------------   -------------
BOND INDEX
Accumulation Share Value:
   Beginning of period ..............................................   $       10.05   $       10.00
   End of period ....................................................   $       10.31   $       10.05
Number of Accumulation Shares outstanding at end of period ..........         484,158         171,350
ACTIVE BOND
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $       10.19   $       10.00
   End of period ....................................................   $       10.52   $       10.19
Number of Accumulation Shares outstanding at end of period ..........       1,041,900         443,327
HIGH YIELD BOND
Accumulation Share Value:
   Beginning of period ..............................................   $       10.68   $       10.02
   End of period ....................................................   $       11.38   $       10.68
Number of Accumulation Shares outstanding at end of period ..........         507,832         213,542
GLOBAL BOND
Accumulation Share Value:
   Beginning of period (Note 2) .....................................   $       10.95   $       10.04
   End of period ....................................................   $       11.94   $       10.95
Number of Accumulation Shares outstanding at end of period ..........         359,727         153,937
MONEY MARKET
Accumulation Share Value:
   Beginning of period (Note 3) .....................................   $        9.96   $       10.00
   End of period ....................................................   $        9.92   $        9.96
Number of Accumulation Shares outstanding at end of period ..........         306,363         227,025
TOTAL RETURN BOND
Accumulation Share Value:
   Beginning of period (Note 6) .....................................   $       10.10   $       10.00
   End of period ....................................................   $       10.42   $       10.10
Number of Accumulation Shares outstanding at end of period ..........         677,755         287,000
MID CAP VALUE
(Effective November 1, 2004, merged into "Mid Cap Value B (formerly
"Small/Mid Cap CORE(SM)")")
Accumulation Share Value:
   Beginning of period (Note 7) .....................................   $       13.54   $       10.00
   End of period ....................................................   $       14.73   $       13.54
Number of Accumulation Shares outstanding at end of period ..........               -         129,311
JANUS ASPEN GLOBAL TECHNOLOGY - SERVICE SHARES CLASS
Accumulation Share Value:
   Beginning of period (Note 7) .....................................   $       13.66   $       10.04
   End of period ....................................................   $       13.54   $       13.66
Number of Accumulation Shares outstanding at end of period ..........          65,818          25,339

(1)   Values shown for 2000 begin on May 1, 2000.

(2)   Values shown for 2000 begin on November 1, 2000.

(3)   Values shown for 2001 begin on May 1, 2001.

(4)   Values shown for 2002 begin on May 1, 2002.

(5) Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)   Values shown for 2003 begin May 2, 2003.

(7)   Values shown for 2003 begin May 5, 2003.

(3)   Values shown for 2001 begin on May 1, 2001.

(4)   Values shown for 2002 begin on May 1, 2002.

(5) Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)   Values shown for 2003 begin May 2, 2003.

(7)   Values shown for 2003 begin May 5, 2003.

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

The following table provides selected data for Revolution accumulation shares for each investment option that was available during the period shown. Revolution commenced operations on August 10, 1999.

                                                                    MAY 1      MAY 1
                                                                    2004       2003
                                                                   DEC. 31    DEC. 31
                                                                    2004       2003
                                                                  --------   --------
EQUITY INDEX
Accumulation Share Value:
  Beginning of period..........................................   $  12.14   $   9.99
  End of period................................................   $  13.24   $  12.14
Number of Accumulation Shares outstanding at end of period.....    695,131    264,753
LARGE CAP VALUE
Accumulation Share Value:
  Beginning of period (Note 3).................................   $  12.17   $   9.99
  End of period................................................   $  13.79   $  12.17
Number of Accumulation Shares outstanding at end of period.....    861,562    321,044
FUNDAMENTAL VALUE B (FORMERLY "LARGE CAP CORE(SM)")
(Effective November 1, 2004, merged into "Fundamental Value")
Accumulation Share Value:
  Beginning of period..........................................   $  12.47   $  10.01
  End of period................................................   $  13.32   $  12.47
Number of Accumulation Shares outstanding at end of period.....          -     69,178
LARGE CAP GROWTH
Accumulation Share Value:
  Beginning of period (Note 3).................................   $  11.89   $  10.01
  End of period................................................   $  12.23   $  11.89
Number of Accumulation Shares outstanding at end of period.....    608,046    172,604
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
  Beginning of period..........................................   $  12.15   $   9.98
  End of period................................................   $  11.58   $  12.15
Number of Accumulation Shares outstanding at end of period.....          -     26,456
GROWTH & INCOME
Accumulation Share Value:
  Beginning of period (Note 2).................................   $  11.91   $  10.00
  End of period................................................   $  13.02   $  11.91
Number of Accumulation Shares outstanding at end of period.....    582,173    210,252

                                                                           MAY 1          MAY 1
                                                                           2004           2003
                                                                          DEC. 31        DEC. 31
                                                                           2004           2003
                                                                        -----------    -----------
FUNDAMENTAL VALUE
Accumulation Share Value:
  Beginning of period ...............................................   $     12.42    $     10.00
  End of period .....................................................   $     14.15    $     12.42
Number of Accumulation Shares outstanding at end of period ..........       381,952         58,271
EARNINGS GROWTH
Accumulation Share Value:
  Beginning of period (Note 1) ......................................   $     11.75    $     10.00
  End of period .....................................................   $     11.89    $     11.75
Number of Accumulation Shares outstanding at end of period ..........       214,675         80,620
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
  Beginning of period ...............................................   $     12.62    $     10.00
  End of period .....................................................   $     12.02    $     12.62
Number of Accumulation Shares outstanding at end of period ..........             -         35,746
MID CAP VALUE B (formerly "Smll/Mid Cap Core(SM)")
Accumulation Share Value:
  Beginning of period ...............................................   $     13.98    $      9.99
  End of period .....................................................   $     16.37    $     13.98
Number of Accumulation Shares outstanding at end of period ..........       504,877         58,481
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
  Beginning of period ...............................................   $     14.07    $      9.98
  End of period .....................................................   $     15.49    $     14.07
Number of Accumulation Shares outstanding at end of period ..........       256,807         95,618
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
  Beginning of period (Note 2) ......................................   $     14.37    $     10.03
  End of period .....................................................   $     15.50    $     14.37
Number of Accumulation Shares outstanding at end of period ..........       203,652         20,260
SMALL CAP VALUE
Accumulation Share Value:
  Beginning of period ...............................................   $     12.89    $      9.98
  End of period .....................................................   $     15.93    $     12.89
Number of Accumulation Shares outstanding at end of period ..........       477,312        220,194
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap Emerging Growth")
Accumulation Share Value:
  Beginning of period ...............................................   $     12.61    $     10.02
  End of period .....................................................   $     12.46    $     12.61
Number of Accumulation Shares outstanding at end of period ..........             -         86,916

                                                                    MAY 1          MAY 1
                                                                    2004           2003
                                                                   DEC. 31        DEC. 31
                                                                    2004           2003
                                                                 -----------    -----------
AIM V.I. PREMIER EQUITY
Accumulation Share Value:
  Beginning of period ........................................   $     11.78    $      9.99
  End of period ..............................................   $     12.28    $     11.78
Number of Accumulation Shares outstanding at end of period ...        23,346         12,153
AIM V.I. CAPITAL DEVELOPMENT - SERIES II CLASS
Accumulation Share Value:
  Beginning of period (Note 4) ...............................   $     12.84    $      9.98
  End of period ..............................................   $     14.59    $     12.84
Number of Accumulation Shares outstanding at end of period ...        47,223         14,362
FIDELITY VIP CONTRAFUND(R) - SERIES II CLASS
Accumulation Share Value:
  Beginning of period ........................................   $     12.40    $      9.99
  End of period ..............................................   $     14.09    $     12.40
Number of Accumulation Shares outstanding at end of period ...       562,827        212,309
MFS INVESTORS GROWTH STOCK - INITIAL CLASS
Accumulation Share Value:
  Beginning of period ........................................   $     11.50    $     10.01
  End of period ..............................................   $     12.38    $     11.50
Number of Accumulation Shares outstanding at end of period ...        74,775         29,245
MFS RESEARCH - INITIAL CLASS
Accumulation Share Value:
  Beginning of period ........................................   $     11.85    $      9.99
  End of period ..............................................   $     13.53    $     11.85
Number of Accumulation Shares outstanding at end of period ...        16,845          7,791
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
  Beginning of period (Note 4) ...............................   $     13.90    $     10.03
  End of period ..............................................   $     16.48    $     13.90
Number of Accumulation Shares outstanding at end of period ...       136,982         54,957
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
  Beginning of period (Note 3) ...............................   $     13.17    $     10.02
  End of period ..............................................   $     14.41    $     13.17
Number of Accumulation Shares outstanding at end of period ...       304,218         32,417
OVERSEAS EQUITY
"International Opportunities")")
Accumulation Share Value:
  Beginning of period ........................................   $     13.34    $     10.01
  End of period ..............................................   $     13.63    $     13.34
Number of Accumulation Shares outstanding at end of period ...             -         31,835

                                                                     MAY 1            MAY 1
                                                                      2004            2003
                                                                    DEC. 31          DEC. 31
                                                                      2004            2003
                                                                 -------------    -------------
FIDELITY VIP OVERSEAS - SERVICE CLASS
Accumulation Share Value:
  Beginning of period ........................................   $       14.55    $       10.03
  End of period ..............................................   $       16.27    $       14.55
Number of Accumulation Shares outstanding at end of period ...         128,655           50,831
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
"International Opportunities")")
Accumulation Share Value:
  Beginning of period (Note 3) ...............................   $       15.40    $       10.01
  End of period ..............................................   $       16.80    $       15.40
Number of Accumulation Shares outstanding at end of period ...               -           30,182
JANUS ASPEN WORLDWIDE GROWTH - SERVICE SHARES CLASS
Accumulation Share Value:
  Beginning of period (Note 2) ...............................   $       12.42    $       10.01
  End of period ..............................................   $       12.79    $       12.42
Number of Accumulation Shares outstanding at end of period ...          36,775           16,314
REAL ESTATE EQUITY
Accumulation Share Value:
  Beginning of period (Note 2) ...............................   $       12.88    $       10.07
  End of period ..............................................   $       17.32    $       12.88
Number of Accumulation Shares outstanding at end of period ...         260,320           70,858
HEALTH SCIENCES
Accumulation Share Value:
  Beginning of period (Note 3) ...............................   $       12.38    $       10.05
  End of period ..............................................   $       13.56    $       12.38
Number of Accumulation Shares outstanding at end of period ...         143,912           53,333
FINANCIAL INDUSTRIES (Note 5)
Accumulation Share Value:
  Beginning of period ........................................   $       12.15    $        9.97
  End of period ..............................................   $       13.01    $       12.15
Number of Accumulation Shares outstanding at end of period ...          83,430           29,653
MANAGED
Accumulation Share Value:
  Beginning of period (Note 2) ...............................   $       11.34    $       10.00
  End of period ..............................................   $       12.09    $       11.34
Number of Accumulation Shares outstanding at end of period ...       1,554,449          566,087
SHORT-TERM BOND
Accumulation Share Value:
  Beginning of period ........................................   $       10.03    $       10.00
  End of period ..............................................   $       10.02    $       10.03
Number of Accumulation Shares outstanding at end of period ...         840,534          297,972

                                                                     MAY 1            MAY 1
                                                                     2004             2003
                                                                    DEC. 31          DEC. 31
                                                                     2004             2003
                                                                 -------------    -------------
BOND INDEX
Accumulation Share Value:
  Beginning of period .......................................    $       10.05    $       10.00
  End of period .............................................    $       10.31    $       10.05
Number of Accumulation Shares outstanding at end of period...          484,158          171,350
ACTIVE BOND
Accumulation Share Value:
  Beginning of period (Note 3) ..............................    $       10.19    $       10.00
  End of period .............................................    $       10.52    $       10.19
Number of Accumulation Shares outstanding at end of period...        1,041,900          443,327
HIGH YIELD BOND
Accumulation Share Value:
  Beginning of period .......................................    $       10.68    $       10.02
  End of period .............................................    $       11.38    $       10.68
Number of Accumulation Shares outstanding at end of period...          507,832          213,542
GLOBAL BOND
Accumulation Share Value:
  Beginning of period (Note 2) ..............................    $       10.95    $       10.04
  End of period .............................................    $       11.94    $       10.95
Number of Accumulation Shares outstanding at end of period...          359,727          153,937
MONEY MARKET
Accumulation Share Value:
  Beginning of period (Note 3) ..............................    $        9.96    $       10.00
  End of period .............................................    $        9.92    $        9.96
Number of Accumulation Shares outstanding at end of period...          306,363          227,025
TOTAL RETURN BOND
Accumulation Share Value:
  Beginning of period (Note 6) ..............................    $       10.10    $       10.00
  End of period .............................................    $       10.42    $       10.10
Number of Accumulation Shares outstanding at end of period...          677,755          287,000
MID CAP VALUE
"Small/Mid Cap CORE(SM)")")
Accumulation Share Value:
  Beginning of period (Note 7) ..............................    $       13.54    $       10.00
  End of period .............................................    $       14.73    $       13.54
Number of Accumulation Shares outstanding at end of period...                -          129,311
JANUS ASPEN GLOBAL TECHNOLOGY - SERVICE SHARES CLASS
Accumulation Share Value:
  Beginning of period (Note 7) ..............................    $       13.66    $       10.04
  End of period .............................................    $       13.54    $       13.66
Number of Accumulation Shares outstanding at end of period...           65,818           25,339

(1)Values shown for 2000 begin on May 1, 2000.

(2)Values shown for 2000 begin on November 1, 2000.

(3)Values shown for 2001 begin on May 1, 2001.

(4)Values shown for 2002 begin on May 1, 2002.

(5)Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)Values shown for 2003 begin May 2, 2003.

(7)Values shown for 2003 begin May 5, 2003.

(3)Values shown for 2001 begin on May 1, 2001.

(4)Values shown for 2002 begin on May 1, 2002.

(5)Values shown for Financial Industries are based on Account holdings of the predecessor fund.

(6)Values shown for 2003 begin May 2, 2003.

(7)Values shown for 2003 begin May 5, 2003.

        ANNUITY SERVICE OFFICE                       MAILING ADDRESS
         601 Congress Street                      Post Office Box 55106
  Boston, Massachusetts 02210-2805            Boston, Massachusetts 02205- 5106
(617) 663-3000 or (800) 824-0335


                          Prospectus dated May 2, 2005
                                for interests in
                     John Hancock Variable Annuity Account H

                       Interests are made available under

                         WEALTH BUILDER VARIABLE ANNUITY

      a deferred combination fixed and variable annuity contract issued by
                       JOHN HANCOCK LIFE INSURANCE COMPANY

This contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

                     Small Cap Index
                     International Equity Index B
                     Mid Cap Index
                     Total Stock Market Index
                     Growth & Income II
                     500 Index B
                     Bond Index B
                     Active Bond
                     U.S. Government Securities
                     Money Market B

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the above address or by telephoning the number above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on page 3.


In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account H is referred to as the "Account".

                                TABLE OF CONTENTS


GUIDE TO THIS PROSPECTUS...........................................      3
FEE TABLES.........................................................      4
BASIC INFORMATION..................................................      7
   WHAT IS THE CONTRACT?...........................................      7
   WHO OWNS THE CONTRACT?..........................................      7
   IS THE OWNER ALSO THE ANNUITANT?................................      7
   HOW CAN I INVEST MONEY IN A CONTRACT?...........................      7
     Premium Payments..............................................      7
     Allocation of Premium Payments................................      7
     Limits on Premium Payments....................................      8
     Ways to Make Premium Payments.................................      8
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE
   OVER TIME?......................................................      8
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?................      9
   TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS
   OF THE CONTRACTS?...............................................      9
     State Law Insurance Requirements..............................      9
     Variations in Charges or Rates................................      9
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?..........     10
     Allocation of Premium Payments................................     10
     Transfers Among Investment Options............................     10
     Telephone and Facsimile Transactions..........................     12
     Dollar-Cost Averaging ("DCA") Programs........................     12
     Strategic Rebalancing.........................................     13
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?........     13
     Annual Contract Fee...........................................     13
     Asset-Based Charge............................................     13
     Premium Taxes.................................................     13
     Withdrawal Charge.............................................     14
     Free Withdrawal Amounts.......................................     14
     Other Charges.................................................     14
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?......................     14
     Surrenders and Partial Withdrawals............................     14
     Waiver of Withdrawal Charge Rider.............................     15
     Systematic Withdrawal Plan....................................     15
     Telephone Withdrawals.........................................     16
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY
   CONTRACT'S DATE OF MATURITY?....................................     16
     Standard Death Benefit........................................     16
   OPTIONAL DEATH BENEFITS.........................................     16
     Enhanced Death Benefit........................................     17
     Earnings Enhancement Death Benefit............................     17
   WHAT OTHER OPTIONAL BENEFITS CAN I PURCHASE UNDER A CONTRACT?...     18
     Accumulated Value Enhancement Benefit.........................     18
     Guaranteed Retirement Income Benefit..........................     19
   CAN I RETURN MY CONTRACT?.......................................     19
   WHO SHOULD PURCHASE A CONTRACT?.................................     19
DESCRIPTION OF JHLICO..............................................     20
HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS.....................     20
     Information about the funds...................................     21
HOW WE SUPPORT THE GUARANTEE PERIODS...............................     22
HOW THE GUARANTEE PERIODS WORK.....................................     22
     Guaranteed Interest Rates.....................................     22
     Calculation of Market Value Adjustment ("MVA")................     23
     Limitation on Market Value Adjustments........................     23
THE ACCUMULATION PERIOD............................................     23
     Your Value in Our Variable Investment Options.................     23
     Valuation of Accumulation Units...............................     23
   YOUR VALUE IN THE GUARANTEE PERIODS.............................     24
THE ANNUITY PERIOD.................................................     24
     Date of Maturity..............................................     24
     Choosing Fixed or Variable Annuity Payments...................     24
     Selecting an Annuity Option...................................     25
   VARIABLE MONTHLY ANNUITY PAYMENTS...............................     25
     Assumed Investment Rate.......................................     25
     Transfers During the Annuity Period...........................     25
     Fixed Monthly Annuity Payments................................     26
     Annuity Options...............................................     26
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES....................     27
DISTRIBUTIONS FOLLOWING DEATH OF OWNER.............................     27
MISCELLANEOUS PROVISIONS...........................................     27
     Assignment; Change of Owner or Beneficiary....................     27
TAX INFORMATION....................................................     28
     Our Income Taxes..............................................     28
     Special Considerations for Optional Benefit Riders............     28
   CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN............     28
     Undistributed Gains...........................................     28
     Annuity Payments..............................................     28
     Surrenders, Withdrawals and Death Benefits....................     28
     Penalty for Premature Withdrawals.............................     29
     Puerto Rico Annuity Contracts Not Purchased to Fund a Tax
     Qualified Plan................................................     29
   DIVERSIFICATION REQUIREMENTS....................................     29
   CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN....................     29
     Tax-Free Rollovers............................................     30
   TRADITIONAL IRAS................................................     30
   ROTH IRAS.......................................................     31
   SIMPLE IRA PLANS................................................     31
   SIMPLIFIED EMPLOYEE PENSION PLANS (SEPs)........................     31
   SECTION 403(b) PLANS............................................     32
   PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(A).     32
   "TOP-HEAVY" PLANS...............................................     32
   SECTION 457 DEFERRED COMPENSATION PLANS.........................     33

   SEE YOUR OWN TAX ADVISER........................................     34
PERFORMANCE INFORMATION............................................     34
REPORTS............................................................     34
VOTING PRIVILEGES..................................................     34
CERTAIN CHANGES....................................................     34
     Changes to the Account........................................     35
     Variations in Charges or Rates for Eligible Classes...........     35
DISTRIBUTION OF CONTRACTS..........................................     35
     Experts.......................................................     36
APPENDIX A:  Index of Key Words....................................     37
APPENDIX B - DETAILS ABOUT OUR GUARANTEE PERIODS...................     38
APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION..............     41
APPENDIX C - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT
             CALCULATION...........................................     43
APPENDIX U:  Accumulation Unit Value Tables........................      1

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                PAGE OF SAI
DISTRIBUTION................................................        2
CALCULATION OF PERFORMANCE DATA.............................        2
OTHER PERFORMANCE INFORMATION...............................        3
CALCULATION OF ANNUITY PAYMENTS.............................        4
ADDITIONAL INFORMATION ABOUT DETERMINING
UNIT VALUES.................................................        5
PURCHASES AND REDEMPTIONS OF FUND SHARES....................        6
THE ACCOUNT.................................................        6
DELAY OF CERTAIN PAYMENTS...................................        7
LIABILITY FOR TELEPHONE TRANSFERS...........................        7
VOTING PRIVILEGES...........................................        7
FINANCIAL STATEMENTS........................................        9

                            GUIDE TO THIS PROSPECTUS


The variable investment options shown on page 1 are those available as of the date of this prospectus. We will, within 90 days of the date of this Prospectus, provide you with at least 14 additional variable investment options. Until we do so, we will waive any applicable withdrawal charges if (1) you surrender your contract before we make these additional variable investment options available to you and (2) on April 29, 2005 you invested your contract value, in whole or in part, in any variable investment option that was not funded with shares of a John Hancock Variable Series I Fund. We may add, modify or delete any variable investment option in the future.


When you select one or more of these variable investment options, we invest your money in NAV shares of a corresponding portfolio of the John Hancock Trust (the "Series Fund"). In this prospectus, the portfolios of the Series Fund are referred to as Funds. The prospectus for a Series Fund may describe funds that are not available under this contract.

The Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A WEALTH BUILDER CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

    CONTRACTOWNER TRANSACTION EXPENSES          WEALTH BUILDER
-----------------------------------------   -----------------------
Maximum Withdrawal Charge (as % of amount    7% for the first year
withdrawn or surrendered)(1)                6% for the second year
                                             5% for the third year
                                            4% for the fourth year
                                             3% for the fifth year
                                             2% for the sixth year
                                            1% for the seventh year
                                                 0% thereafter

Maximum transfer charge(2)                            $25

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

(2) This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of any investment option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                                                           WEALTH BUILDER
                                                                           --------------
Maximum Annual Contract Fee(3)                                                 $50

Current Annual Contract Fee(4)                                                 $30

Separate Account Annual Expenses (as a                                        1.25%
percentage of average account value)(5)

Optional Benefit Rider Charges(6):

Waiver of Withdrawal Charge ("CARESolutions") Rider     0.10% of that portion of your contract's total value attributable to premiums that are still subject to surrender charges

Enhanced Death Benefit Rider(7)                                       0.25% of your contract's total value

Earnings Enhancement ("Beneficiary Tax Relief") Death                 0.25% of your contract's total value
Benefit Rider

Accumulated Value Enhancement ("CARESolutions                         0.35% of your initial premium payment
Plus") Rider(8)

Guaranteed Retirement Income Benefit Rider                            0.30% of your contract's total value

(3) This charge is not currently imposed, and would only apply to contracts of less than $50,000.

(4) This charge applies only to contracts of less than $50,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

(5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods or in the guarantee rate account under our dollar-cost averaging value program.

(6) Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(7) In certain states (and for riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit rider may be lower than the amount shown.

(8) This rider is available only if you purchase the Waiver of Withdrawal Charge rider as well. We reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement riders issued in the same state.




THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                MINIMUM     MAXIMUM
-----------------------------------------                -------     -------
Range of expenses that are deducted from fund assets,
including management fees, ,and other expenses            0.50%       0.69%

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

ALL OF THE PORTFOLIOS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12B-1 FEES THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A PORTFOLIO ARE BASED UPON THE EXPENSE RATIOS OF THE PORTFOLIO'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2004 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12B-1 FEE APPLICABLE TO THE NAV SHARES).


                                                                                 TOTAL ANNUAL
              PORTFOLIO                      MANAGEMENT FEES   OTHER EXPENSES      EXPENSES
              ---------                      ---------------   --------------      --------
JOHN HANCOCK TRUST - NAV SHARES
Small Cap Index Trust                              0.49%            0.03%            0.52%
International Equity Index Trust B(A)+(B)          0.55%            0.04%            0.59%
Mid Cap Index Trust                                0.49%            0.03%            0.52%
Total Stock Market Index Trust                     0.49%            0.03%            0.52%
Growth & Income II Trust                           0.68%            0.03%            0.71%
500 Index Trust B(A)+                              0.47%            0.03%            0.50%
Bond Index Trust B(A)+(B)                          0.47%            0.03%            0.50%
Active Bond Trust (A)                              0.61%            0.04%            0.65%
U.S. Government Securities Trust                   0.62%            0.07%            0.69%
Money Market Trust B(A)+(B)                        0.49%            0.04%            0.53%


 +  Commencement of operations -- April 29, 2005

(A) Based on estimates for the current fiscal year


(B) The Series Fund sells these portfolios only to certain variable life insurance and variable annuity separate accounts of JHLICO and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Advisor. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Total Annual Expenses." A portfolio's annual operating Expenses including advisory fees, but excludes, taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Series Fund, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.


EXAMPLES

The following examples are intended to help you compare the cost of investing in a Wealth Builder Variable Annuity contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and Fund fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" Wealth Builder Variable Annuity contract with the following optional benefit riders: waiver of withdrawal charge rider, enhanced death benefit rider, earnings enhancement death benefit rider, accumulated value enhancement rider and guaranteed retirement income benefit rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Wealth Builder Variable Annuity - maximum fund-level total operating expenses

                                                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                    --------    -------     --------   --------
If you surrender the contract at the end of the applicable
time period:                                                        $    965    $  1,469    $  1,995   $  3,591

If you annuitize, or do not surrender the contract at the
end of the applicable time period:                                  $    335    $  1,021    $  1,727   $  3,591

The next example assumes that you invest $10,000 in a "No Rider" Wealth Builder Variable Annuity contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Wealth Builder Variable Annuity - minimum fund-level total operating expenses

                                                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                    --------    -------     --------   --------
If you surrender the contract at the end of the applicable          $    811    $ 1,009     $  1,234   $  2,101
time period:

If you annuitize, or do not surrender the contract at the           $    181    $   562     $    968   $  2,101
end of the applicable time period:

                                BASIC INFORMATION

WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 34 or if you purchase your contract through the automatic investment program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

ALLOCATION OF PREMIUM PAYMENTS

An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the Annuity Service Office.


Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days at our Annuity Service Office. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.


In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment. We will not issue a contract if any proposed owner or annuitant is older than age
84. We may also limit your ability to purchase multiple contracts on the same annuitants or owners. We may, however, waive either of these underwriting limits.


Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment at our Annuity Service Office. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange.

Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $1,000,000 in any one contract year. We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

The total of all new premium payments and transfers that you may allocate to any one variable investment option or guarantee period in any one contract year may not exceed $1,000,000.

While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,


                                     you may not make any premium payments after
if your contract is used to fund               the annuitant reaches age
--------------------------------     -------------------------------------------
a "tax qualified plan"*                            70 1/2**
a non-tax qualified plan                           85



* as that term is used in "Tax Information,"



** except for a Roth IRA, which has no age limit.





WAYS TO MAKE PREMIUM PAYMENTS

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock" and sent to the Annuity Service
            Office.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

PREMIUM PAYMENTS BY WIRE

If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.

After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the Annuity Service Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 16.

The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available guarantee periods with durations for five years, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 27.

At any time before the date of maturity, the total value of your contract equals:

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

      - plus the interest we credit to any of your contract's value while it is in a guarantee period or in the guarantee rate account (see "Dollar-cost averaging value program" on page 15).

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

You should carefully review the discussion under "The annuity period," beginning on page 28, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, guarantee periods, rates and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the Tax Consequences of Owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

In addition, if you elect the Accumulated Value Enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made,

      - the nature of any tax qualified retirement plan for which the contract is being used, if any, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

ALLOCATION OF PREMIUM PAYMENTS

When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee periods that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

TRANSFERS AMONG INVESTMENT OPTIONS

During the accumulation period, you may transfer amounts held in one investment option to any other investment option, up to the above-mentioned maximum of 18 investment options and subject to the restrictions set forth below. During the annuity period, you may make transfers to or from variable investment options that will result in no more than 4 investment options being used at once, up to the above-mentioned maximum of 18 variable investment options. You may not make any transfers during the annuity period, however, to or from a fixed annuity payment option.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any one variable investment option or guarantee period in any contract year is $1,000,000.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a guarantee period may, however, incur a market value adjustment - either positive or negative).

We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options. Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment option's underlying Fund to increased portfolio transaction costs and/or disruption to the fund manager's ability to effectively manage the Fund's investment portfolio in accordance with the Fund's investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Account to restrict transfers to two per calendar month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the annuity period" section of this Prospectus). Under the Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value in all variable investment options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Account's policy and procedures uniformly to all contract owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the contract's date of maturity.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors.

TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the Annuity Service Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.




PROCEDURE FOR TRANSFERRING YOUR ASSETS

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Service Office. Your request should include:

      -     your name,

      -     daytime telephone number,

      -     contract number,

      - the names of the investment options to and from which assets are being transferred, and

      -     the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the Annuity Service Office. If we receive your request after our business day ends (usually 4:00 p.m. Eastern time), however, it will become effective on our next business day.

TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the Annuity Service Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR-COST AVERAGING ("DCA") PROGRAMS

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new premium payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For contracts issued prior to May 1, 2004, the assets in this account attributable to a new premium payment will be transferred automatically to one or more variable investment options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new premium is deposited in the DCA rate account program with respect to that premium. At the time of each deposit into this program, you must tell us in writing:

      -     that your deposit should be allocated to this program; and

      -     the variable investment options to which assets will be transferred;
            and

      - the percentage amount to be transferred to each such variable investment option.

Transfers to the guarantee periods are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

      - You may elect the program only if the total value of your contract equals $15,000 or more.

      -     The amount of each transfer must equal at least $250.

      - You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

      - You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

      -     You may discontinue the program at any time.

      - The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

      - Automatic transfers to or from guarantee periods are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

STRATEGIC REBALANCING

This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from guarantee periods or the DCA rate account are not permitted under this program.

This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

ANNUAL CONTRACT FEE

We deduct the annual contract fee shown in the Fee Tables at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

ASSET-BASED CHARGE

We deduct Separate Account expenses daily, as an asset-based charge shown in the Fee Tables, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your premium payments, as shown in the Fee Tables. We use this charge to help defray expenses relating to the Extra Credit feature and to sales of the contracts, including commissions paid and other distribution costs.

FREE WITHDRAWAL AMOUNTS

If you have any profit in your contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

How we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to premium payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

OTHER CHARGES

We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

surrender your contract for a cash payment of its "surrender value," or make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuity Service Office.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 32. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal:

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

WAIVER OF WITHDRAWAL CHARGE RIDER

You may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse.

Under this rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract; such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider.

You may not purchase this rider:


      - if either of the covered persons is older than 74 years at application or



      - in most states, if either of the covered persons was confined to a nursing home within the past two years.


There is a charge for this rider, as set forth in the Fee Tables. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. In certain marketing materials, this rider may be referred to as "CARESolutions".

If you purchase this rider:

      - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors, and

      - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

You should carefully review the tax considerations for optional benefit riders on page 32 before selecting this optional benefit rider.

SYSTEMATIC WITHDRAWAL PLAN

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" and "What fees and charges will be deducted from my contract?". The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

      - You may elect the plan only if the total value of your contract equals $25,000 or more.

      -     The amount of each systematic withdrawal must equal at least $100.

      - If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

      -     You may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.


TELEPHONE WITHDRAWALS



If you complete a separate authorization form, you may make requests to withdraw a portion of your contract value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this prospectus.


WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

      - If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

      - If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

      - If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

      - If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

We calculate the death benefit value as of the day we receive, in proper order at the Annuity Service Office:

      -     proof of death before the contract's date of maturity, and


      -     the required instructions as to method of settlement.


We will generally pay the death benefit in a single sum to the beneficiary you chose, unless


      - the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions Following Death of Owner,"); or



      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options".


STANDARD DEATH BENEFIT

We will pay a "standard" death benefit, unless you have chosen one of our optional death benefit riders. (We describe these riders below. If you choose one of these riders, we calculate the death benefit under the terms of the rider.) The standard death benefit we pay is the greater of:

      - the total value of your contract, adjusted by any then-applicable market value adjustment, on the date we receive notice of death in proper order, or

      - the total amount of premium payments made, less any partial withdrawals.

OPTIONAL DEATH BENEFITS

You may elect a death benefit that differs from the standard death benefit by purchasing an optional death benefit rider:

      -     only if the rider is available in your state;

      -     only when you apply for the contract;

      - if you elect the Enhanced Death Benefit rider, only if each owner and each annuitant is under age 80 at the time you apply for the contract; and

      - if you elect the Earnings Enhancement Death Benefit rider, only if each owner and each annuitant is under age 75 at the time you apply for the contract.

We may waive either or both of the last two restrictions for contracts purchased prior to the date a rider was available in your state.

As long as an optional death benefit rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The rider and its related charges terminates on:

      -     the contract's date of maturity, or

      -     upon your surrendering the contract, or


      - a change of ownership, except where a spousal beneficiary continues the rider after an owner's death (we explain contract continuation by a spouse in "Distributions Following Death of Owner").



In addition, you may terminate the Enhanced Death Benefit rider at any time by providing written notification to us at the John Hancock Annuity Service Office. If you purchase an Earnings Enhancement Death Benefit rider, however, you
CANNOT request us to terminate the rider and its charges.


ENHANCED DEATH BENEFIT

Under this benefit, we will pay the greatest of:


      -     the standard death benefit,



      - the amount of each premium you have paid, accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or



      - the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.


The benefit's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The rider's "measuring life" is:

      - the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the Maturity Date,

      - the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the Maturity Date,

      - the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the Maturity Date,

      - the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining the rider's measuring life.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefits on page 32 before selecting this optional benefit.

EARNINGS ENHANCEMENT DEATH BENEFIT

(not available for contracts issued to tax-qualified plans)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

      - if all of the owners and the annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Premiums," up to a maximum benefit amount of 80% of your "Adjusted Net Premiums" prior to the date of the decedent's death;

      - if any of the owners or the annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Premiums," up to a maximum benefit amount of 50% of your "Adjusted Net Premiums" prior to the date of the decedent's death; but

      - if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

"Net Premiums," for purposes of this benefit, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted Net Premiums" means Net Premiums minus any premiums you paid in the 12 month period prior to the decedent's death (excluding the initial premium).

For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 32 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

WHAT OTHER OPTIONAL BENEFITS CAN I PURCHASE UNDER A CONTRACT?

In addition to the enhanced death benefit and waiver of withdrawal charge benefits discussed above, we currently make available one other optional benefit. You may elect this benefit:

      -     only if your state permits;

      -     only when you apply for a contract; and

      -     only if you are under age 75 when you apply for a contract.

This optional benefit is provided under a rider that contains many terms and conditions not set forth below. Therefore, you should refer directly to the rider for more complete information. We will provide you with a copy on request. We may make other riders available in the future.

ACCUMULATED VALUE ENHANCEMENT BENEFIT

Under this benefit, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND is receiving certain qualified services described in the rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

You may elect this rider only when you apply for the contract. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page 11 for a general description of other premium limits under the contract).

You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider as described in the Fee Tables.

The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

You should carefully review the tax considerations for optional benefit riders on page 32 before selecting this optional benefit rider.

CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE FOLLOWING OPTIONAL BENEFIT RIDER:

GUARANTEED RETIREMENT INCOME BENEFIT

Under this benefit, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

      - The date of maturity must be within the 30 day period following a contract anniversary.

      - If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

      - If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

If your contract was issued with this rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each premium you have paid, accumulated at the rate(s) specified in the contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) contract value allocated to a guaranteed period or Money Market investment option (currently 4%) and (b) contract value allocated to all other variable investment options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of contract value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total contract value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this rider as described in the Fee Tables. The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

      -     JHLICO at the Annuity Service Office, or

      -     the JHLICO representative who delivered the contract to you.

In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

WHO SHOULD PURCHASE A CONTRACT?

We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code; non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section 408A of the Code; SIMPLE IRA plans adopted under Section 408(p) of the Code; Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.


We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. Please see "Tax Information" for additional information.


When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the Annuity Service Office.

DESCRIPTION OF JHLICO

We are JHLICO, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, our assets were approximately $100 billion.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by JHLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Funds' shares, belong to JHLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of JHLICO's general assets also support JHLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.


Information about the funds



The funds available under the contracts are as follows:



                                 Small Cap Index
                                 International Equity Index B
                                 Mid Cap Index
                                 Total Stock Market Index
                                 Growth & Income II
                                 500 Index B
                                 Bond Index B
                                 Active Bond
                                 U.S. Government Securities
                                 Money Market B



    Portfolio                 Portfolio Manager                  Investment Description
------------------------    --------------------    -------------------------------------------------------
Small Cap Index Trust       MFC Global Investment   seeks to approximate the aggregate total return of a
                            Management (U.S.A.)     small cap U.S. domestic equity market index by
                            Limited                 attempting to track the performance of the Russell 2000
                                                    Index.

International Equity        SSgA Funds              seeks to track the performance of a broad-based equity
Index Trust B               Management, Inc.        index of foreign companies primarily in developed
                                                    countries and, to a lesser extent, in emerging market
                                                    countries by investing, under normal market conditions,
                                                    at least 80% of its assets in securities listed in the
                                                    Morgan Stanley Capital International All Country World
                                                    Excluding U.S. Index

Mid Cap Index Trust         MFC Global Investment   seeks to approximate the aggregate total return of a
                            Management (U.S.A.)     mid cap U.S. domestic equity market index by attempting
                            Limited                 to track the performance of the S&P Mid Cap 400 Index*.

Total Stock Market Index    MFC Global Investment   seeks to approximate the aggregate total return of a
Trust                       Management (U.S.A.)     broad U.S. domestic equity market index by attempting
                            Limited                 to track the performance of the Wilshire 5000 Equity
                                                    Index*

Growth & Income II Trust    Independence            seeks income and long-term capital appreciation by
                            Investment LLC          investing, under normal market conditions, primarily in
                                                    a diversified mix of common stocks of large U.S.
                                                    companies.

500 Index Trust B           MFC Global Investment   seeks to approximate the aggregate total return of a
                            Management (U.S.A.)     broad U.S. domestic equity market index investing,
                            Limited                 under normal market conditions, at least 80% of its net
                                                    assets (plus any borrowings for investment purposes) in
                                                    (a) the common stocks that are included in the S & P
                                                    500 Index and (b) securities (which may or may not be
                                                    included in the S & P 500 Index) that MFC Global (U.S.A.)
                                                    believes as a group will behave in a manner similar to
                                                    the index.

Bond Index Trust B          Declaration             seeks to track the performance of the Lehman Brothers
                            Management & Research   Aggregate Index (which represents the U.S. investment
                                                    grade bond market) by investing, under normal market
                                                    conditions, at least 80% of its assets in securities
                                                    listed in the Lehman Index.

    Portfolio                 Portfolio Manager                  Investment Description
------------------------    --------------------    -------------------------------------------------------
Active Bond Trust           Declaration             seek income and capital appreciation by investing at
                            Management & Research   least 80% of its assets in a diversified mix of debt
                            LLC                     securities and instruments.

                            John Hancock
                            Advisers, LLC

Money Market Trust B        MFC Global Investment   Seeks to obtain maximum current income consistent with
                            Management (U.S.A.)     preservation of principal and liquidity by investing in
                            Limited                 high quality, U.S. Dollar denominated money market
                                                    instruments.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


HOW WE SUPPORT THE GUARANTEE PERIODS

All of JHLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

      -     withdraw all or a portion of any such amount from the contract,

      - allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

      - allocate all or a portion of such amount to one or more of the variable investment options.

You must notify us of any such election, by mailing a request to us at the Annuity Service Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

We currently make available guarantee periods with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations.

If you select any guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

GUARANTEED INTEREST RATES

Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guarantee periods.

You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the Annuity Service Office.

CALCULATION OF MARKET VALUE ADJUSTMENT ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

      -     death benefits pursuant to your contract,

      -     amounts you apply to an annuity option, and

      -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

We compare:

      - the guaranteed rate of the guarantee period from which the assets are being taken WITH

      - the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract's value.

For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

LIMITATION ON MARKET VALUE ADJUSTMENTS

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the sec staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                dollar amount of transaction
                          DIVIDED BY
                value of one accumulation unit for the applicable variable investment option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                number of accumulation units in the variable investment options
                                   TIMES
                value of one accumulation unit for the applicable variable investment option at that time

YOUR VALUE IN THE GUARANTEE PERIODS

On any date, the total value of your contract in a guarantee period equals:

      - the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

      - the amount of any withdrawals or transfers paid out of the guarantee period, minus

      - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

      - the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

      - the amount of any charges and fees deducted from that guarantee period, PLUS

      - interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract.

Unless we otherwise permit, the date of maturity must be:

      - at least 6 months after the date the first premium payment is applied to your contract, and

      - no later than the maximum age specified in your contract (normally age 95).


Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," for more information.)


CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION


Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity Options").


Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.


ASSUMED INVESTMENT RATE



The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.



You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.


TRANSFERS DURING THE ANNUITY PERIOD


Some transfers are permitted during the annuity period, but subject to different limitations than during the accumulation period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We limit the maximum number of transfers a contract owner may make per contract year subject to a limit of 4 investment options being used at the same time. Once annuity benefit payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.




FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:

the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; or Joint and 2/3 Survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTIONS FOLLOWING DEATH OF OWNER


If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract below:


IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:

            (1) we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and

            (2) your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            (3)   paid out in full within five years of your death or

            (4) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

      - the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements. Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the Annuity Service Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record and

      -     certain other conditions referenced in the contract.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

OUR INCOME TAXES

We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS

If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

UNDISTRIBUTED GAINS

We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

ANNUITY PAYMENTS

When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

SURRENDERS, WITHDRAWALS AND DEATH BENEFITS

When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

PENALTY FOR PREMATURE WITHDRAWALS

The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

PUERTO RICO ANNUITY CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

DIVERSIFICATION REQUIREMENTS

Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

TAX-FREE ROLLOVERS

For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

      -     a traditional IRA to another traditional IRA,

      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization, and

      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

TRADITIONAL IRAs

ANNUAL CONTRIBUTION LIMIT. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

      -     100% of compensation includable in your gross income, or

      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

The amount of your deduction is based on the following factors:

whether you or your spouse is an active participant in an employer sponsored retirement plan, your federal income tax filing status, and your "Modified Adjusted Gross Income."

Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

ROTH IRAs

ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

      -     after you reach age 59 1/2,

      -     on your death or disability, or

      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).


CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless


      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPs)

SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) PLANS

Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

      -     on the employee's separation from service, death, or disability,

      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

      - transfers and exchanges to other products that qualify under Section 403(b).

Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70-1/2 or, if later, retires.

"TOP-HEAVY" PLANS

Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

SECTION 457 DEFERRED COMPENSATION PLANS

Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

      -     a state,

      -     a political subdivision of a state,

      - an agency or instrumentality or a state or political subdivision of a state, or

      -     a tax-exempt organization.

As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

The deferred compensation plan must satisfy several conditions, including the following:

      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catchup limit." (See "Elective Catch-Up Limits," below.)

DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

ELECTIVE DEFERRAL LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

ELECTIVE CATCH-UP LIMITS

A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the annual contract fee, and

      - any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class,

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by John Hancock From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.


EXPERTS



Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2004, and 2003 and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                         APPENDIX A: INDEX OF KEY WORDS

WE DEFINE OR EXPLAIN EACH OF THE FOLLOWING KEY WORDS USED IN THIS PROSPECTUS ON THE PAGES SHOWN BELOW:

KEY WORD                                                PAGE
ACCUMULATION UNITS.................................        28
ANNUITANT..........................................        10
ANNUITY PAYMENTS...................................        13
ANNUITY PERIOD.....................................        13
BUSINESS DAY.......................................        10
CONTRACT YEAR......................................        11
DATE OF ISSUE......................................        11
DATE OF MATURITY...................................        29
EXTRA CREDITS......................................        13
FREE WITHDRAWAL AMOUNT.............................        17
FUNDS..............................................         2
GUARANTEE PERIOD...................................        12
INVESTMENT OPTIONS.................................        14
MARKET VALUE ADJUSTMENT............................        12
PREMIUM PAYMENTS...................................        10
SURRENDER..........................................        16
SURRENDER VALUE....................................        17
TOTAL VALUE OF YOUR CONTRACT.......................        12
VARIABLE INVESTMENT OPTIONS........................     COVER
WITHDRAWAL CHARGE..................................        16
WITHDRAWAL.........................................        16

                APPENDIX B - DETAILS ABOUT OUR GUARANTEE PERIODS


INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

corporate bonds,
mortgages,
mortgage-backed and asset-backed securities, and government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

receive your premium payment,
effectuate your transfer,
or renew your guarantee period.

We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                          [(1+g)/(1+c+0.005)](n/12)-1

where:

g is the guaranteed rate in effect for the current guarantee period,

c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                         $10,000
Guarantee period                                        5 years
Time of withdrawal or transfer                          beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                         $10,816
Guaranteed rate(g)                                      4%
Guaranteed rate for new 3 year guarantee (c)            3%
Remaining guarantee period (n)                          36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

               10,816 x [{(1+0.04)/(1+0.03+0.005)}(36/12)-1] = 157.51

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                         $10,000
Guarantee period                                        5 years
Time of withdrawl or transfer                           begining of 3rd year of guaranteed period
Amount withdrawn or transferred                         $11,025
Guaranteed rate(g)                                      5%
Guaranteed rate for new 3 year guarantee (c)            5.5%
Remaining guarantee period (n)                          36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

               11,025 x [{(1+0.05)/(1+0.055+0.005)}(36/12)-1]=-309.09

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                         $10,000
Existing guarantee period                               5 years
Time of withdrawl or transfer                           begining of 3rd year of guaranteed period
Amount withdrawn or transferred                         $11,025
Guaranteed rate(g)                                      5%
Guaranteed rate for new 3 year guarantee (c)            3%
Remaining guarantee period (n)                          36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

               11,025 x [{(1+0.05)/(1+0.03+0.005)}(36/12)-1] = 486.33

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                         $10,000
Guarantee period                                        5 years
Time of withdrawl or transfer                           begining of 3rd year of guaranteed period
Amount withdrawn or transferred                         $10,816
Guaranteed rate(g)                                      4%
Guaranteed rate for new 3 year guarantee (c)            7%
Remaining guarantee period (n)                          36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207.

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

               10,816 x [{(1+0.04)/(1+0.07+0.005)}(36/12)-1]=-1,022.42

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

---------------
*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

On January 1, 2002, you make a $1,000 premium payment.

On January 1, 2003, you make a $1,000 premium payment.

On January 1, 2004, the total value of your contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your contract.

                 $ 7,000.00 -- withdrawal request payable to you
                   + 289.36 -- withdrawal charge payable to us
                   --------
                 $ 7,289.36 -- total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

      (1) We first distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

      (2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

             $5,000
             -  200 -- free withdrawal amount (payable to you)
              -----
             $4,800

             x  .04
              -----
             $  192 -- withdrawal charge on 2001 premium payment (payable to us)

             $4,800
             -  192
              -----
             $4,608 -- part of withdrawal request payable to you

      (3) We NEXT deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

             $1,000
             x  .05
              -----
             $   50 -- withdrawal charge on 2002 premium payment (payable to us)

             $1,000
             -   50
              -----
             $  950 -- part of withdrawal request payable to you

      (4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

             $7,000 -- total withdrawal amount requested
             -  500 -- profit
             -  200 -- free withdrawal amount
             -4,608 -- payment deemed from initial premium payment
             -  950 -- payment deemed from 2002 premium payment
              -----
             $  742 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:


Remainder due to you = Withdrawal needed - applicable withdrawal charge percentage times withdrawal needed


             $742.00     = x - .06x
             $742.00     = .94x
             $742.00/.94 = x
             $789.36     = x
             $789.36    -- deemed withdrawn from 2003 premium payment
             $742.00    -- part of withdrawal request payable to you
              ------
             $ 47.36    -- withdrawal charge on 2003 premium deemed withdrawn
                           (payable to us)

     APPENDIX C - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PREMIUM PAYMENTS

Assume:

            You elect the earnings enhancement death benefit rider (but not the enhanced death benefit rider) when you purchase your contract, At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000, You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,
            We determine the death benefit before the Maturity Date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

      - You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

      - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

      - You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

      - On the seventh anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date,

      - On the day after the seventh anniversary of your contract, you make a withdrawal of $80,000,

      - On the eighth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the eighth year of your contract,

      - We determine the death benefit before the Maturity Date in the middle of the ninth year of your contract, on a day when the total value of your contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                   APPENDIX U: ACCUMULATION UNIT VALUE TABLES

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

The following table provides selected data for Wealthbuilder Variable Annuity accumulation shares. Values shown for the Growth & Income, Active Bond and Money Market investment options include data derived from accumulation share values for Revolution Value Variable Annuity contracts funded in John Hancock Variable Annuity Account H and periods before the date Wealthbuilder Variable Annuity contracts were first available.

                                                                    YEAR          YEAR          YEAR          YEAR        YEAR
                                                                    ENDED         ENDED         ENDED         ENDED       ENDED
                                                                   DEC. 31       DEC. 31       DEC. 31       DEC. 31     DEC. 31
                                                                    2004          2003          2002          2001        2000
                                                                ------------  ------------  ------------  ------------  ---------
ALLIANCEBERNSTEIN GROWTH AND INCOME - CLASS B
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      10.52  $       8.06  $      10.50  $      10.00         --
  End of period .............................................   $      11.56  $      10.52  $       8.06  $      10.50         --
Number of Accumulation Shares outstanding at end of period...        199,583       187,022       148,745         6,426         --
LORD ABBETT GROWTH AND INCOME - CLASS VC
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      11.53  $       8.91  $      10.71  $      10.00         --
  End of period .............................................   $      12.82  $      11.53  $       8.91  $      10.71         --
Number of Accumulation Shares outstanding at end of period...        114,067       123,364        56,661         1,658         --
GROWTH & INCOME
Accumulation Share Value:
  Beginning of period (Note 3) ..............................   $       6.95  $       5.66  $       7.36  $       8.82  $   10.00
  End of period .............................................   $       7.61  $       6.95  $       5.66  $       7.36  $    8.82
Number of Accumulation Shares outstanding at end of period...     28,499,896    32,399,787    29,284,848    32,350,307     26,057
MFS(R) RESEARCH - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $       9.82  $       7.99  $      10.75  $      10.00         --
  End of period .............................................   $      11.21  $       9.82  $       7.99  $      10.75         --
Number of Accumulation Shares outstanding at end of period...         18,689        19,608        16,265           607         --
PUTNAM VT INVESTORS - CLASS 1B
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $       9.98  $       7.95  $      10.59  $      10.00         --
  End of period .............................................   $      11.10  $       9.98  $       7.95  $      10.59         --
Number of Accumulation Shares outstanding at end of period...         15,004        14,521         7,998           473         --
FIDELITY VIP GROWTH - SERVICE CLASS 2
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $       9.75  $       7.45  $      10.82  $      10.00         --
  End of period .............................................   $       9.93  $       9.75  $       7.45  $      10.82         --
Number of Accumulation Shares outstanding at end of period...         92,534        88,556        53,046           960         --

                                                                   YEAR          YEAR           YEAR           YEAR        YEAR
                                                                   ENDED         ENDED          ENDED          ENDED       ENDED
                                                                  DEC. 31       DEC. 31        DEC. 31        DEC. 31     DEC. 31
                                                                   2004          2003           2002           2001        2000
                                                                -----------   -----------    -----------    -----------   -------
OPPENHEIMER CAPITAL APPRECIATION - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $     10.11   $      7.83    $     10.87    $     10.00      --
  End of period .............................................   $     10.64   $     10.11    $      7.83    $     10.87      --
Number of Accumulation Shares outstanding at end of period...       165,608       169,454         96,214          7,983      --
ALLIANCEBERNSTEIN PREMIER GROWTH - CLASS B
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      9.05   $      7.43    $     10.88    $     10.00      --
  End of period .............................................   $      9.68   $      9.05    $      7.43    $     10.88      --
Number of Accumulation Shares outstanding at end of period...        38,327        46,559         31,541          1,763      --
MUTUAL SHARES SECURITIES - CLASS 2
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $     11.39   $      9.21    $     10.58    $     10.00      --
  End of period .............................................   $     12.66   $     11.39    $      9.21    $     10.58      --
Number of Accumulation Shares outstanding at end of period...        67,878        61,971         46,347          2,117      --
LORD ABBETT MID-CAP VALUE - CLASS VC
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $     11.81   $      9.58    $     10.69    $     10.00      --
  End of period .............................................   $     14.46   $     11.81    $      9.58    $     10.69      --
Number of Accumulation Shares outstanding at end of period...        90,858        73,196         31,858          2,107      --
DREYFUS MIDCAP STOCK - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $     12.45   $      9.59    $     11.12    $     10.00      --
  End of period .............................................   $     14.05   $     12.45    $      9.59    $     11.12      --
Number of Accumulation Shares outstanding at end of period...        52,263        52,913         40,067          3,183      --
MFS(R) MID CAP GROWTH - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      8.27   $      6.13    $     10.97    $     10.00      --
  End of period .............................................   $      9.34   $      8.27    $      6.13    $     10.97      --
Number of Accumulation Shares outstanding at end of period...        46,505        47,155         36,078            389      --
PUTNAM VT VISTA - CLASS 1B
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $     10.32   $      7.85    $     11.45    $     10.00      --
  End of period .............................................   $     12.09   $     10.32    $      7.85    $     11.45      --
Number of Accumulation Shares outstanding at end of period...         9,901        10,147          7,865          1,445      --
DELAWARE VIP SMALL CAP VALUE - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $     14.43   $     10.31    $     11.08    $     10.00      --
  End of period .............................................   $     17.26   $     14.43    $     10.31    $     11.08      --
Number of Accumulation Shares outstanding at end of period...        76,382        56,111         41,484          1,768      --

                                                                    YEAR           YEAR           YEAR            YEAR        YEAR
                                                                   ENDED           ENDED          ENDED          ENDED        ENDED
                                                                  DEC. 31         DEC. 31        DEC. 31        DEC. 31      DEC. 31
                                                                    2004           2003           2002            2001        2000
                                                                ------------   ------------   ------------   -----------     -------
DREYFUS EMERGING LEADERS - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      13.00   $       8.94   $      11.33   $      10.00        --
  End of period .............................................   $      14.66   $      13.00   $       8.94   $      11.33        --
Number of Accumulation Shares outstanding at end of period...         41,117         21,316         15,899          1,166        --
DELAWARE VIP TREND - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      12.08   $       9.08   $      11.50   $      10.00        --
  End of period .............................................   $      13.40   $      12.08   $       9.08   $      11.50        --
Number of Accumulation Shares outstanding at end of period...          6,802          8,051          5,536            102        --
FRANKLIN SMALL CAP - CLASS 2
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      10.99   $       8.11   $      11.48   $      10.00        --
  End of period .............................................   $      12.09   $      10.99   $       8.11   $      11.48        --
Number of Accumulation Shares outstanding at end of period...         53,586         50,746         28,061          1,334        --
MFS(R) NEW DISCOVERY - SERVICE CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      10.56   $       8.01   $      11.90   $      10.00        --
  End of period .............................................   $      11.08   $      10.56   $       8.01   $      11.90        --
Number of Accumulation Shares outstanding at end of period...         15,286         16,039          9,579            272        --
FIDELITY VIP OVERSEAS - SERVICE CLASS 2
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      11.57   $       8.19   $      10.43   $      10.00        --
  End of period .............................................   $      12.95   $      11.57   $       8.19   $      10.43        --
Number of Accumulation Shares outstanding at end of period...         56,615         57,804         30,295          2,283        --
PUTNAM VT INTERNATIONAL EQUITY - CLASS 1B
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      10.93   $       8.61   $      10.59   $      10.00        --
  End of period .............................................   $      12.54   $      10.93   $       8.61   $      10.59        --
Number of Accumulation Shares outstanding at end of period:..         65,187         66,469         42,520          3,620        --
ACTIVE BOND
Accumulation Share Value:
  Beginning of period (Note 2) ..............................   $      11.57   $      11.00   $      10.39   $      10.00        --
  End of period .............................................   $      11.97   $      11.57   $      11.00   $      10.39        --
Number of Accumulation Shares outstanding at end of period:..     17,617,933     20,890,874     17,206,843     15,461,461        --
FRANKLIN U.S. GOVERNMENT - CLASS 2
Accumulation Share Value:
  Beginning of period (Note 1) ..............................   $      10.82   $      10.72   $       9.89   $      10.00        --
  End of period .............................................   $      11.06   $      10.82   $      10.72   $       9.89        --
Number of Accumulation Shares outstanding at end of period:..        270,370        298,930        184,972          7,724        --

                                                                   YEAR           YEAR           YEAR           YEAR        YEAR
                                                                  ENDED           ENDED          ENDED          ENDED       ENDED
                                                                 DEC. 31         DEC. 31        DEC. 31        DEC. 31     DEC. 31
                                                                   2004           2003           2002           2001        2000
                                                               ------------   ------------   ------------   ------------   -------
PUTNAM VT AMERICAN GOVERNMENT - CLASS IB
Accumulation Share Value:
  Beginning of period (Note 1) ..............................  $      10.67   $      10.64   $       9.90   $      10.00       --
  End of period .............................................  $      10.82   $      10.67   $      10.64   $       9.90       --
Number of Accumulation Shares outstanding at end of period...        23,883         24,990         14,144             91       --
MONEY MARKET
Accumulation Share Value:
  Beginning of period (Note 2) ..............................  $       9.98   $      10.15   $      10.12   $      10.00       --
  End of period .............................................  $      10.10   $       9.98   $      10.15   $      10.12       --
Number of Accumulation Shares outstanding at end of period...    11,453,961     16,470,455     19,908,505     20,983,009       --

---------------------
(1) Values shown for 2001 begin on October 22, 2001.

(2) Values shown for 2001 begin on May 1, 2001.

(3) Values shown for 2000 begin on November 1, 2000.

(4) Values shown for 2000 begin on May 1, 2000.

                         SUPPLEMENT DATED APRIL 29, 2005

                                       TO

                        PROSPECTUSES DATED APRIL 29, 2005

This Supplement is intended to be distributed with prospectuses dated April 29, 2005 for certain variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION VALUE VARIABLE ANNUITY," "REVOLUTION ACCESS VARIABLE ANNUITY," or WEALTH BUILDER VARIABLE ANNUITY." We refer to these prospectuses as the "Product Prospectuses."

As stated in the Product Prospectuses, various terms and conditions of your contract may vary from the terms and conditions described in the prospectus, depending upon where you reside. This Supplement provides examples of variations for contracts delivered, or issued for delivery, in some of the states in which we do business: Florida ("FL"), Illinois ("IL"), Minnesota ("MN"), North Dakota ("ND"), Oregon ("OR"), Washington ("WA") and, with respect to John Hancock Life Insurance Company, New York ("NY"). This Supplement is not intended, however, to list all variations in all states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE JOHN HANCOCK ANNUITY SERVICING OFFICE, FOR ADDITIONAL INFORMATION.

NO GUARANTEE PERIODS OR MARKET VALUE ADJUSTMENTS ON OR AND WA CONTRACTS

The "guarantee periods" described in the Product Prospectuses are NOT available as investment options in OR and WA. Owners of affected contracts may allocate premiums and transfer contract value only to the variable investment options. We will not apply a "market value adjustment" or "MVA" to proceeds of such contracts. Owners of such contracts should disregard all references to these terms in the Product Prospectuses.

MODIFIED MARKET VALUE ADJUSTMENT IN FL AND NY CONTRACTS

Contracts issued in NY and FL are subject to a "market value adjustment" or "MVA" that differs from that described in the Product Prospectuses. We describe these differences beginning on page 4 of this Supplement.

MODIFIED OPTIONAL BENEFIT RIDERS AND REVISED OPTIONAL BENEFIT RIDER CHARGES

The ENHANCED DEATH BENEFIT RIDER that is available in IL, MN, NY and WA differs from that described in the Product Prospectuses, and the charge assesed under your contract for this rider may differ from the current optional benefit rider charge shown in the Fee Tables section of the Product Prospectuses. Under the rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your contract as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the annuitant.

In IL, MN, NY, ND, OR and WA, the annual charge for the ENHANCED DEATH BENEFIT RIDER is 0.15% of your contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

The WAIVER OF WITHDRAWAL CHARGE RIDER that is available in your state may differ from that described in the Product Prospectuses for Revolution Extra Variable Annuity, Revolution Value Variable Annuity and Wealth Builder Variable Annuity contracts. Although this rider is available only at the time you initially purchase a contract, in NY you may not purchase the rider if either of the covered persons is (1) older than 79 years at application or (2) was confined to a nursing home within the past two years. In FL, the rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge rider in FL does provide benefits if a "covered person" satisfies the three conditions listed in the prospectuses, subject to the terms and conditions of this benefit.

UNAVAILABLE OPTIONAL BENEFIT RIDERS

The Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit Rider is unavailable in IL, MN, ND, OR, NY and WA. The ACCUMULATED VALUE ENHANCEMENT ("CARESOLUTIONS PLUS") RIDER is unavailable in FL, ND, NY and OR.

You should disregard all references in the prospectus to optional benefit riders that are NOT available in your state.

DATE OF MATURITY

The date of maturity for NY contracts must be, unless we otherwise permit:

at least 12 months after the date the first premium is applied to your contract, and no later than the age specified in your contract (normally the LATER OF AGE 90 OR 10 YEARS AFTER THE DATE WE ISSUE YOUR CONTRACT).

(Subject to these requirements, you may subsequently change the date of maturity as described in the prospectus.)

MODIFIED DEATH BENEFITS - IL AND MN

In IL and MN, the death benefit is based on the life of the annuitant. The following response replaces the response to the question "What happens if the owner or the annuitant dies before my contract's date of maturity?" in the Product Prospectuses:

For IL and MN contracts, If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity. If any such contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," on the following page of this Supplement.)

We will pay a "standard" death benefit, unless you have chosen an "Enhanced Death Benefit rider."

STANDARD DEATH BENEFIT

The standard death benefit for IL and MN contracts is the greater of:

            the total value of your contract, adjusted by any then-applicable market value adjustment, or the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

            proof of the annuitant's death, and

            any required instructions as to method of settlement.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER - IL AND MN

In IL and MN, the following information replaces the first two paragraphs in the section of the Product Prospectuses entitled "Distributions following death of owner":

If an IL or MN contract is not purchased under a tax qualified plan (as that term is used in the "Tax Information" section of the prospectus), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. (If your contract has joint owners, these provisions apply upon the death of the first to die.) In most cases, these provisions do not cause a problem if the owner is also the annuitant under the contract. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

            if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

            if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

            (1)   paid out in full within five years of your death or

            (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable.

If you are the owner but not the last surviving annuitant, the entire interest equals:

            the surrender value if paid out in full within five years of your death, or the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

            any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

REVISED GUARANTEE PERIODS AND MARKET VALUE ADJUSTMENTS IN NY AND FL

NOTIFICATION AND ADJUSTMENT OF GUARANTEE PERIODS

In NY, John Hancock Life Insurance Company will notify you of the end of a guarantee period under a Revolution Access, Revolution Extra, Revolution Value or Wealth Builder Variable Annuity contract at least 45 days prior to its expiration. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 90th birthday.

REVISED MARKET VALUE ADJUSTMENT

In FL and NY, The following information replaces the formula in the box in the "Calculation of Market Value Adjustment (`MVA')" section of the Product
Prospectuses:

Here is how the revised Market Value Adjustment works:

We compare:

            the guaranteed rate of the guarantee period from which the assets are being taken WITH the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.

In NY, the market value adjustment described in the Product Prospectuses will NOT apply to death benefits.

REVISIONS TO APPENDIX A TO THE PROSPECTUSES - FL AND NY

REVISED MVA FORMULA
The following factor replaces the factor shown in Appendix A that we will use to compute the Market Value Adjustment:

                            {(1+g)/(1+c+0.0025)(n/12)}-1

REVISED SAMPLE CALCULATIONS

The following equation replaces the equation in Sample Calculation 1: Positive Adjustment in Appendix A to determine the MARKET VALUE ADJUSTMENT AND USES A 3.50% ASSUMPTION FOR "g":

              10,712 x [{(1+0.035)/(1+0.03+0.0025)}(36/12)-] = $78.00

The amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,815

The following equation replaces the equation in Sample Calculation 2: Negative Adjustment in Appendix A to determine the MARKET VALUE ADJUSTMENT:

             11,025 x [{(1+0.05)/(1+0.055+0.0025)}(36/12)-1] = -$232.92

The amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

The following equation replaces the equation in Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest in Appendix A to determine the MARKET VALUE ADJUSTMENT:

             11,025 x [{(1+0.05)/(1+0.003+0.0025)}(36/12)-1] = $570.015

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

The following equation replaces the equation in Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest in Appendix A to determine the MARKET VALUE ADJUSTMENT:

             10,816 x [{(1+0.04)/(1+0.07+0.0025)}(36/12)-1] = -$953.78

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 2, 2005


                       REVOLUTION VALUE VARIABLE ANNUITY,
                    REVOLUTION VALUE II VARIABLE ANNUITY, AND
                         WEALTH BUILDER VARIABLE ANNUITY

            DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                    FUNDED IN

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


This statement of additional information ("SAI"), dated May 2, 2005 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Revolution Value Variable Annuity, Revolution Value II Variable Annuity, or Wealth Builder Variable Annuity prospectuses dated May 2, 2005, of John Hancock Variable Annuity Account H (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A prospectus for the Revolution Value Variable Annuity, Revolution Value II Variable Annuity or Wealth Builder Variable Annuity may be obtained from the John Hancock Annuity Service Office, P.O. Box 55106, Boston, Massachusetts 02205-5106, telephone number 1-800-824-0335.


ACCT. H SAI 5/05

                                TABLE OF CONTENTS


DISTRIBUTION..............................................................................................      3
CALCULATION OF PERFORMANCE DATA...........................................................................      3
  MONEY MARKET VARIABLE INVESTMENT OPTIONS................................................................      3
  OTHER VARIABLE INVESTMENT OPTIONS.......................................................................      3
    "Standardized" Total Return...........................................................................      3
    Yield.................................................................................................      4
    "Non-Standardized" Performance........................................................................      4
OTHER PERFORMANCE INFORMATION.............................................................................      4
CALCULATION OF ANNUITY PAYMENTS...........................................................................      4
    Calculation of Annuity Units..........................................................................      4
    Annuity Unit Values...................................................................................      5
    Mortality Tables......................................................................................      6
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES......................................................      6
    Net Investment Rate...................................................................................      6
    Adjustment of Units and Values........................................................................      6
    Hypothetical Examples Illustrating the Calculation of Accumulation Unit
      Values and Annuity Unit Values......................................................................      6
PURCHASES AND REDEMPTIONS OF FUND SHARES..................................................................      6
THE ACCOUNT...............................................................................................      7
DELAY OF CERTAIN PAYMENTS.................................................................................      7
LIABILITY FOR TELEPHONE TRANSFERS.........................................................................      7
VOTING PRIVILEGES.........................................................................................      7

DISTRIBUTION


The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement we paid for such services during the past three fiscal years as follows:



YEAR                           AMOUNT PAID TO SIGNATOR
----                           -----------------------
2004                                 $ 14,434,824
2003                                 $ 18,242,108
2002                                 $ 22,711,928


CALCULATION OF PERFORMANCE DATA

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield =(Base period return + 1)((365/7)) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"STANDARDIZED" TOTAL RETURN

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                              P x (1 + T )(n) = ERV

   where           P   = a hypothetical initial premium payment of $1,000

                   T   = average annual total return

                   n   = number of years

                   ERV = ending redeemable value of a hypothetical $1,000
                         premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

YIELD

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                       Yield = 2 [{(a - b)/(cd) + 1}(6) - 1]

  where:

             a = net investment income earned during the period by the fund whose shares are owned by the variable investment option

             b = expenses accrued for the period (net of any reimbursements)

             c = the average daily number of accumulation units outstanding during the period

             d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"NON-STANDARDIZED" PERFORMANCE

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

OTHER PERFORMANCE INFORMATION

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                                (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                          (4000.000 x 12.000000 x 5.47)/1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

      (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLES ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

PURCHASES AND REDEMPTIONS OF FUND SHARES

John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the

Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

THE ACCOUNT

In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

DELAY OF CERTAIN PAYMENTS

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

      (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      (2)   when trading on that Exchange is restricted;

      (3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

      (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

LIABILITY FOR TELEPHONE TRANSFERS

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

      -     requiring personal identification,

      -     tape recording calls, and

      -     providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

VOTING PRIVILEGES

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of fund
                                     shares

At a shareholders' meeting, you may give instructions regarding:

      (1)   the election of a Board of Trustees,

      (2)   the ratification of the selection of independent auditors,

      (3) the approval of a Series Fund's investment management agreements, and

      (4)   other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

We will furnish you information and forms so that you may give voting instructions.

We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Life Insurance Company as of December 31, 2004, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004. We have also audited the consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002. Our audits also include the financial statement schedules listed in the Index at Item 15 (a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2004, and the consolidated results of their operations and their cash flows for the period April 29, 2004 through December 31, 2004, and the consolidated financial position of the predecessor company at December 31, 2003 and the consolidated results of its operations and its cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                         /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
February 28, 2005

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                                        Predecessor
                                                                                         Company          Company
                                                                                       ------------     ------------
                                                                                       December 31,     December 31,
                                                                                           2004             2003
                                                                                       ------------     ------------
                                                                                                (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value: 2003 -- $1,512.8)..............     $      --        $ 1,488.7
 Available-for-sale -- at fair value (cost: 2004 -- $47,037.2; 2003 -- $43,907.7)..      47,863.2         46,482.1
Equity securities:
 Available-for-sale -- at fair value (cost: 2004 -- $321.5; 2003 -- $249.9)........         330.5            333.1
 Trading securities -- at fair value (cost: 2004 -- $4.2; 2003 -- $0.1)............           4.2              0.6
 Mortgage loans on real estate.....................................................      11,792.6         10,871.1
Real estate........................................................................         277.2            123.8
Policy loans.......................................................................       2,012.0          2,019.2
Short-term investments.............................................................           0.2             31.5
Other invested assets..............................................................       3,359.3          2,912.2
                                                                                        ---------        ---------
 Total Investments.................................................................      65,639.2         64,262.3
Cash and cash equivalents..........................................................       1,073.3          2,626.9
Accrued investment income..........................................................         683.0            700.5
Premiums and accounts receivable...................................................          67.2            104.1
Goodwill...........................................................................       3,031.7            108.6
Value of business acquired.........................................................       2,700.3            168.5
Deferred policy acquisition costs..................................................         181.4          3,420.7
Intangible assets..................................................................       1,348.5              6.3
Reinsurance recoverable............................................................       3,345.5          2,677.3
Other assets.......................................................................       2,937.6          2,886.3
Separate account assets............................................................      18,753.0         19,369.6
                                                                                        ---------        ---------
 Total Assets......................................................................     $99,760.7        $96,331.1
                                                                                        =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                             Predecessor
                                                              Company          Company
                                                            ------------     ------------
                                                            December 31,     December 31,
                                                                2004             2003
                                                            ------------     ------------
                                                                    (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.................................      $42,962.8        $38,451.0
Policyholders' funds...................................       19,385.8         21,693.5
Consumer notes.........................................        2,379.1          1,550.4
Unearned revenue.......................................           43.3            406.9
Unpaid claims and claim expense reserves...............          187.8            166.5
Dividends payable to policyholders.....................          441.3            440.0
Short-term debt........................................          137.7            104.0
Long-term debt.........................................          577.6            609.4
Income taxes...........................................            5.9          1,534.1
Other liabilities......................................        4,588.2          4,417.7
Separate account liabilities...........................       18,753.0         19,369.6
                                                             ---------        ---------
  Total Liabilities....................................       89,462.5         88,743.1
Minority interest......................................            5.1              5.1
Commitments, guarantees and contingencies
Shareholder's Equity
Common stock, $10,000 par value; 1,000 shares
  authorized and outstanding...........................           10.0             10.0
Additional paid in capital.............................        9,467.0          4,763.2
Retained earnings......................................          172.7          1,332.1
Accumulated other comprehensive income.................          643.4          1,477.6
  Total Shareholder's Equity...........................       10,293.1          7,582.9
                                                             ---------        ---------
  Total Liabilities and Shareholder's Equity...........      $99,760.7        $96,331.1
                                                             =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                              Company               Predecessor Company
                                                                            ------------  ----------------------------------------
                                                                            Period from   Period from
                                                                             April 29,     January 1,
                                                                            2004 through  2004 through   Year Ended    Year Ended
                                                                            December 31,   April 28,    December 31,  December 31,
                                                                                2004          2004          2003          2002
                                                                            ------------  ------------  ------------  ------------
                                                                                                (in millions)
Revenues
Premiums..................................................................  $    1,352.0  $      628.0  $    2,039.4  $    1,984.2
Universal life and investment-type product charges........................         426.8         230.7         639.2         606.0
Net investment income.....................................................       2,132.1       1,284.7       3,799.4       3,581.0
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and the policyholder dividend
  obligation (($14.0), ($31.3), $55.8 and $74.1, respectively)............         (30.0)        101.0          58.2        (450.5)
Investment management revenues, commissions and other fees................         356.6         180.7         500.0         530.6
Other revenue.............................................................         172.1          88.3         269.9         241.5
                                                                            ------------  ------------  ------------  ------------
 Total revenues...........................................................       4,409.6       2,513.4       7,306.1       6,492.8
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment and other gains (losses) credited to participating pension
  Contractholders and the policyholder dividend obligation (($26.8),
  ($42.2), $61.9 and $35.2, respectively).................................       2,321.7       1,277.1       3,849.2       3,805.2
Other operating costs and expenses........................................       1,130.8         483.2       1,395.9       1,247.4
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses) $12.8,
  $10.9, ($6.1) and $38.9, respectively)..................................         151.7         121.8         308.4         316.5
Dividends to policyholders................................................         316.9         157.1         537.8         556.2
                                                                            ------------  ------------  ------------  ------------
 Total benefits and expenses..............................................       3,921.1       2,039.2       6,091.3       5,925.3
                                                                            ------------  ------------  ------------  ------------
Income before income taxes and cumulative effect of accounting
  changes.................................................................         488.5         474.2       1,214.8         567.5
Income taxes..............................................................         115.8         141.6         345.3         108.6
                                                                            ------------  ------------  ------------  ------------
Income before cumulative effect of accounting changes.....................         372.7         332.6         869.5         458.9
Cumulative effect of accounting changes, net of income tax................            --          (3.3)       (279.0)           --
                                                                            ------------  ------------  ------------  ------------
Net income................................................................  $      372.7  $      329.3  $      590.5  $      458.9
                                                                            ============  ============  ============  ============

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                                                    Accumulated
                                                        Additional                     Other            Total
                                              Common     Paid In      Retained     Comprehensive    Shareholder's    Outstanding
                                              Stock      Capital      Earnings     Income (Loss)        Equity          Shares
                                              ------    ----------    --------     -------------    -------------    -----------
                                                          (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2002.................   $ 10.0    $  4,763.4    $  608.2     $       225.6    $     5,607.2          1,000
Demutualization transaction................                   (0.2)                                          (0.2)
Comprehensive income:
 Net income................................                              458.9                              458.9
Other comprehensive income, net of tax:
 Net unrealized investment losses..........                                                 65.7             65.7
 Minimum pension liability.................                                                (24.4)           (24.4)
 Cash flow hedges..........................                                                175.3            175.3
                                                                                                    -------------
Comprehensive income.......................                                                                 675.5
Dividend paid to parent company............                             (111.0)                            (111.0)
                                              ------    ----------    --------     -------------    -------------    -----------
Balance at December 31, 2002...............   $ 10.0    $  4,763.2    $  956.1     $       442.2    $     6,171.5          1,000
                                              ======    ==========    ========     =============    =============    ===========
Comprehensive income:
 Net income................................                              590.5                              590.5
Other comprehensive income, net of tax:
 Net unrealized investment gains...........                                                919.7            919.7
 Foreign currency translation adjustment...                                                 (0.1)            (0.1)
 Minimum pension liability.................                                                (15.8)           (15.8)
 Cash flow hedges..........................                                                 31.7             31.7
                                                                                                    -------------
Comprehensive income.......................                                                               1,526.0
Dividends paid to parent company...........                             (214.5)                            (214.5)
Change in accounting principle.............                                                 99.9             99.9
                                              ------    ----------    --------     -------------    -------------    -----------
Balance at December 31, 2003...............   $ 10.0    $  4,763.2    $1,332.1     $     1,477.6    $     7,582.9          1,000
                                              ======    ==========    ========     =============    =============    ===========
Comprehensive income:
 Net income................................                              329.3                              329.3
Other comprehensive income, net of tax:
 Net unrealized investment gains...........                                                (28.6)           (28.6)
 Foreign currency translation adjustment...                                                 (0.3)            (0.3)
 Minimum pension liability.................                                                  0.6              0.6
 Cash flow hedges..........................                                                (37.3)           (37.3)
                                                                                                    -------------
Comprehensive income.......................                                                                 263.7
                                              ------    ----------    --------     -------------    -------------    -----------
Balance at April 28, 2004..................   $ 10.0    $  4,763.2    $1,661.4     $     1,412.0    $     7,846.6          1,000
                                              ======    ==========    ========     =============    =============    ===========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                EQUITY AND COMPREHENSIVE INCOME -- (CONTINUED)

                                                                                  Accumulated
                                                           Additional                Other         Total
                                                   Common   Paid In     Retained  Comprehensive Shareholder's Outstanding
                                                   Stock    Capital     Earnings  Income (Loss)     Equity       Shares
                                                   ------  ----------  ---------  ------------- ------------- -----------
                                                             (in millions, except for outstanding share data)
Predecessor Company
Balance at April 28, 2004.......................   $ 10.0  $  4,763.2  $ 1,661.4  $     1,412.0 $    7,846.6       1,000
Acquisition by Manulife Financial Corporation:
 Sale of shareholder's equity...................    (10.0)   (4,763.2)  (1,661.4)      (1,412.0)    (7,846.6)     (1,000)
 Manulife Financial Corporation purchase price..     10.0     9,467.0                                9,477.0       1,000

Company
                                                   ------  ----------  ---------  ------------- ------------  ----------
Balance at April 29, 2004.......................   $ 10.0  $  9,467.0  $      --  $          -- $    9,477.0       1,000
                                                   ======  ==========  =========  ============= ============  ==========
Comprehensive income:
 Net income.....................................                           372.7                       372.7
Other comprehensive income, net of tax:
 Net unrealized investment gains................                                          411.4        411.4
 Foreign currency translation adjustment........                                            0.6          0.6
 Minimum pension liability......................                                          (11.0)       (11.0)
 Cash flow hedges...............................                                          242.4        242.4
Comprehensive income............................                                                     1,016.1
Dividends paid to parent company................                          (200.0)                     (200.0)
                                                   ------  ----------  ---------  ------------- ------------  ----------
Balance at December 31, 2004....................   $ 10.0  $  9,467.0  $   172.7  $       643.4 $   10,293.1       1,000
                                                   ======  ==========  =========  ============= ============  ==========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Company                  Predecessor Company
                                                                           ------------    ----------------------------------------
                                                                           Period from     Period from
                                                                            April 29,       January 1,
                                                                           2004 through    2004 through   Year Ended    Year Ended
                                                                           December 31,     April 28,    December 31,  December 31,
                                                                               2004            2004          2003          2002
                                                                           ------------    ------------  ------------  ------------
                                                                                                 (in millions)
Cash flows from operating activities:
 Net income............................................................     $   372.7       $   329.3     $    590.5    $    458.9
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount -- fixed maturities...........................         449.9            17.1           17.8         (78.3)
 Net realized investment and other (gains) losses......................          30.0          (101.0)         (58.2)        450.5
 Change in accounting principles.......................................            --             3.3          279.0            --
 Change in deferred policy acquisition costs...........................        (231.0)          (15.9)        (227.7)       (194.1)
 Depreciation and amortization.........................................         155.8            15.0           42.4          47.4
 Net cash flows from trading securities................................          (3.8)            0.3            0.1           0.7
 Decrease (increase) in accrued investment income......................          74.7           (57.2)          42.7           2.7
 Decrease in premiums and accounts receivable..........................          21.0            15.9           10.0           3.1
 Increase in other assets and other liabilities, net...................        (168.3)           62.6         (199.4)       (308.4)
 Increase in policy liabilities and accruals, net......................         538.8           480.5        2,452.3       2,086.8
 Increase (decrease) in income taxes...................................         257.3            86.0         (107.1)         (2.7)
                                                                            ---------       ---------     ----------    ----------
   Net cash provided by operating activities...........................       1,497.1           835.9        2,842.4       2,466.6
Cash flows used in investing activities:
 Sales of:
   Fixed maturities available-for-sale.................................       2,156.9         2,731.2       11,064.6       4,897.1
   Equity securities available-for-sale................................         214.7           154.9          279.4         316.4
   Real estate.........................................................           6.2            97.7          164.4         127.7
   Short-term investments and other invested assets....................         570.9           130.7          500.0         458.7
   Home office properties..............................................            --              --          887.6            --
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity...................................            --            40.3          227.5         214.2
   Fixed maturities available-for-sale.................................       2,926.4         1,497.6        3,375.7       2,720.1
   Short-term investments and other invested assets....................          56.0            32.4          155.3         149.3
   Mortgage loans on real estate.......................................       1,019.9           615.0        1,395.0       1,520.6
 Purchases of:
   Fixed maturities held-to-maturity...................................            --              --          (69.5)        (27.6)
   Fixed maturities available-for-sale.................................      (4,020.5)       (5,983.2)     (17,443.6)    (12,984.7)
   Equity securities available-for-sale................................        (252.7)          (39.6)         (90.9)        (90.9)
   Real estate.........................................................        (117.4)           (6.9)         (33.4)         (8.1)
   Short-term investments and other invested assets....................        (560.3)         (627.8)      (1,127.7)     (1,369.2)
Mortgage loans on real estate issued...................................      (1,419.9)         (507.9)      (2,092.6)     (2,036.5)
Net cash (paid) received related to acquisition/sale of businesses.....            --              --          (94.7)           --
Other, net.............................................................          (7.4)          (70.2)         (65.7)        (99.7)
                                                                            ---------       ---------     ----------    ----------
 Net cash provided by (used in) investing activities...................     $   572.8       $(1,935.8)    $ (2,968.6)   $ (6,212.6)

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Company                   Predecessor Company
                                                                ------------   ------------------------------------------
                                                                Period from    Period from
                                                                 April 29,      January 1,
                                                                2004 through   2004 through    Year Ended     Year Ended
                                                                December 31,    April 28,     December 31,   December 31,
                                                                    2004           2004           2003           2002
                                                                ------------   ------------   ------------   -----------
                                                                                     (in millions)
Cash flows from financing activities:
 Dividend paid to parent company.............................    $  (200.0)     $  (100.0)     $  (100.0)     $  (111.0)
 Universal life and investment-type contract deposits........      2,493.8        2,307.3        7,681.5        8,999.4
 Universal life and investment-type contract maturities and
   withdrawals...............................................     (5,414.9)      (2,379.5)      (6,970.5)      (5,505.4)
 Issuance of consumer notes..................................        407.5          372.2        1,260.2          290.2
 Issuance of short-term debt.................................         88.7             --          148.9           92.8
 Issuance of long-term debt..................................        (46.4)         (41.8)            --           20.0
 Repayment of short-term debt................................          2.3            0.3         (158.0)        (110.6)
 Repayment of long-term debt.................................        (11.9)          (1.2)          (6.0)         (57.7)
                                                                 ---------      ---------      ---------      ---------
 Net cash (used in) provided by financing activities.........     (2,680.9)         157.3        1,856.1        3,617.7
                                                                 ---------      ---------      ---------      ---------
 Net (decrease) increase in cash and cash equivalents........       (611.0)        (942.6)       1,729.9         (128.3)
Cash and cash equivalents at beginning of period.............      1,684.3        2,626.9          897.0        1,025.3
                                                                 ---------      ---------      ---------      ---------
Cash and cash equivalents at end of period...................    $ 1,073.3      $ 1,684.3      $ 2,626.9      $   897.0
                                                                 =========      =========      =========      =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement.

The following table summarizes the estimated fair values of the assets and liabilities recorded as of April 28, 2004 (in millions):

                                                 Fair Value
                                                 ----------
Assets:
Fixed maturity securities....................    $ 48,658.9
Equity securities............................         230.3
Mortgage loans...............................      11,563.5
Policy loans.................................       2,027.6
Other invested assets........................       3,423.8
Goodwill.....................................       3,031.7
Value of business acquired...................       2,864.6
Intangible assets............................       1,352.0
Deferred tax asset...........................         436.4
Cash and cash equivalents....................       1,684.7
Reinsurance recoverable, net.................       3,162.0
Other assets acquired........................       3,067.2
Separate account assets......................      18,331.9
                                                 ----------
  Total assets acquired......................      99,834.6
Liabilities:
Policy liabilities...........................      66,277.5
Other liabilities............................       5,748.2
Separate accounts............................      18,331.9
                                                 ----------
  Total liabilities assumed..................      90,357.6
                                                 ----------
Net Assets Acquired..........................    $  9,477.0
                                                 ==========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Goodwill of $3,031.7 million has been allocated to the Company's business and geographic segments, see Note 18 -- Goodwill and Other Intangible Assets. Of the $3,031.7 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 18 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,352.0 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 18 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife expects the restructuring to be substantially completed by the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements.

The following details the amounts and status of restructuring costs (in millions):

                           Amount Utilized              Amount Utilized
              Pre-merger   January 1, 2004              April 29, 2004
              Accrual at       through                      through       Accrual at
              January 1,      April 28,      Accrued at   December 31,    December 31,
Type of Cost     2004           2004           Merger         2004            2004
------------  ----------   ---------------   ---------- ---------------   ------------
                                            (in millions)
Personnel...    $12.0           $3.3           $41.5          $ 9.6          $40.6
Facilities..       --             --            43.6            7.8           35.8
                -----           ----           -----          -----          -----
 Total......    $12.0           $3.3           $85.1          $17.4          $76.4
                =====           ====           =====          =====          =====

Note 2 -- Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, JHFS operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Basis of Presentation

The accompanying financial statements as of December 31, 2004 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that would be required as a result of the merger with Manulife. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The Company's news releases and other information are available on the internet at www.jhancock.com. In addition, all of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

Recent Acquisition/Disposal Activity. The acquisition described under the table below was recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. The purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values. No goodwill was recorded on this transaction. This acquisition was made by the Company in execution of its plan to acquire businesses and products that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2002.

                      Period from                  Period from
                       April 29,                    January 1
                        Through      Period from     through      Period from
                      December 31,    April 29,     April 28,      January 1
                          2004         through        2004          through        2003                    2002
                        Proforma     December 31,   Proforma       April 28,     Proforma                Proforma
                      (unaudited)        2004      (unaudited)       2004       (unaudited)     2003     (unaudited)
                      ------------   ------------  -----------    -----------   ----------    --------   ----------
                                                                   (in millions)
Revenue............     $4,409.6       $4,409.6      $2,513.4      $2,513.4      $7,261.3     $7,306.1    $6,406.9
Net Income.........     $  372.7       $  372.7      $  329.3      $  329.3      $  587.7     $  590.5    $  463.3

                               2002
                             --------
Revenue..................    $6,492.8
Net Income...............    $  458.9

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Acquisition:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003, and closed November 4, 2003.

Investments

At December 31, 2004, the Company classifies its debt securities into one category: available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale, or trading. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $27.0 million and $28.5 million at December 31, 2004 and 2003, respectively and is reported in real estate in the investment section of the Company's Consolidated Balance Sheets. On March 14, 2003, the Company sold three of its Home Office properties to Beacon Capital Partners for $910.0 million. See Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2004, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2004, the average discount rate was 5.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, the long-term growth rate assumption was lowered from 9%, to 8%, gross of fees. Second, the average growth rates were lowered for the next five years from the mid-teens to 13%. Finally, the Company increased certain fee rates on these policies (the variable series trust (VST) fees were increased). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $151.7 million and $121.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $308.4 million and $316.5 million for the years ended December 31, 2003, and 2002, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 12 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets

In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to Note 18 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 4.2% to 6.5% for individual annuity liabilities and from 1.7% to 11.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.6%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits that are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life insurance products and from 1.7% to 11.3% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                                  December 31,
                                                              --------------------
                                                                2004       2003
                                                              ---------  ---------
                                                                  (in millions)
Liabilities for policyholders' funds
  Guaranteed investment contracts...........................  $ 3,691.0  $ 4,770.2
  U.S. funding agreements...................................      138.0      144.4
  Global funding agreements and Canadian institutional
   annuities backing medium-term notes......................   10,681.7   11,908.1
  Other investment-type contracts...........................    2,580.6    2,485.2
                                                              ---------  ---------
   Total liabilities for investment-type contracts..........   17,091.3   19,307.9
Liabilities for individual annuities........................       80.0       60.5
Universal life and other reserves...........................    2,214.5    2,325.1
                                                              ---------  ---------
Total liabilities for policyholders' funds..................  $19,385.8  $21,693.5
                                                              =========  =========

Global Funding Agreements and Canadian Institutional Annuities

The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2004 and 2003, the Company had $11.3 billion and $12.9 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements (which are issued by the Life Company) are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company's U.S. insurance subsidiary also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company's U.S. insurance subsidiary may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2004 and 2003, there was $2.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's financial statements. The medium-term notes issued by this SPE are included in policyholder funds in the Company's Consolidated Balance Sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2004 and 2003, there was $8.5 billion and $8.7 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's Consolidated Financial Statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's Consolidated Balance Sheets.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

At December 31, 2004, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2005 -- $2,547.0 million; 2006 -- $2,884.5 million; 2007 -- $861.6 million; 2008 -- $1,488.2 million, 2009 -- $1,753.9 and thereafter -- $1,741.0 million.

Participating Insurance

Participating business represents approximately 100.0%, 80.9% and 81.6%, of the Company's traditional life insurance in force, 100.0%, 96.2% and 96.3%, of the number of traditional life insurance policies in force, and 100.0%, 94.3% and 92.5%, of traditional life insurance premiums in 2004, 2003 and 2002, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Life Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Life Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Stock-Based Compensation

For stock option grants made to employees prior to January 1, 2003, the Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," which resulted in no compensation expense recognized for these stock option grants to employees. Prior to January 1, 2003 the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, the Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," the effect of which is to record compensation expense for grants made subsequent to this date. The following table illustrates the pro forma effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation.

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. The Company granted approximately 29,000 shares of Manulife restricted stock subsequent to the merger. Subsequent to the merger the Company continues to incur compensation expense related to stock compensation issued by Manulife.

                                                             Period from   Period from
                                                              April 29,     January 1,
                                                             2004 through  2004 through   Year Ended    Year Ended
                                                             December 31,   April 28,    December 31,  December 31,
                                                                 2004          2004          2003          2002
                                                             ------------  ------------  ------------  ------------
                                                                                 (in mi llions)
Net income, as reported....................................     $372.7        $329.3        $590.5        $458.9
Add: Stock-based employee compensation expense included
  in reported net income, net of related tax effects.......        4.6           5.4          14.4           3.5
Deduct: Total stock-based employee compensation expense
  determined under fair value method for all awards, net of
  related tax effects (unaudited)..........................        4.6           8.0          39.5          57.6
                                                                ------        ------        ------        ------
Pro forma net income (unaudited)...........................     $372.7        $326.7        $565.4        $404.8
                                                                ======        ======        ======        ======

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 -- Income Taxes for additional disclosures on this topic.

Foreign Currency Translation

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Cumulative Effect of Accounting Changes

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36)

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

Recent Accounting Pronouncements

SFAS No. 123 (revised 2004) -- Share Based Payment

In December, 2004, the Financial Accounting Standards Board (the FASB) issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS 123R), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123(R) is similar to the approach described in Statement
123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and expects to continue to use this model upon our anticipated adoption of SFAS No. 123(R), on July 1, 2005.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under Statement No. 123(R). However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described above in the disclosure of pro forma net income and earnings per share in Note 2 -- Significant Accounting Policies to our consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the Company cannot estimate what those amounts will be in the future (because they depend upon, among other things, when employees exercise stock options), the amount of operating cash flows recognized for such excess tax deductions were $- million, $4.3 million, and $5.0 million in 2004, 2003 and 2002, respectively.

FASB Staff Position 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

In May, 2004, the FASB issued FASB Staff Position 106-2 -- "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003" (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law the bill referenced above, which expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits at the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre-1992 retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in the other postretirement benefit plan liability. With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Since final authoritative accounting guidance has not yet been issued on determining whether a benefit meets the actuarial criteria for qualifying drug coverage, the Company has deferred recognition as permitted by FSP 106-2 for this group. The final accounting guidance could require changes to previously reported information.

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities (SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company categorized its FIN 46R consolidation candidates into three categories -- 1) collateralized debt obligation funds it manages (CDO funds or
CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, Properties or Other Entities, therefore the adoption of FIN 46R had no impact on the Company's consolidated financial position, results of operations or cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Refer to Note 4 -- Relationships with Variable Interest Entities for a more complete discussion of the Company's significant relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 12 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of DIG B36.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 12 -- Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required initial impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No.
142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

No impairment test was performed in 2004, because the Company's goodwill was replaced with new goodwill as a result of the merger with Manulife on April 28, 2004. The Company's post-merger goodwill will be initially tested for impairment in the second quarter of 2005.

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                         Period from   Period from
                                           April 29     January 1
                                           through       through     Year Ended    Year Ended
                                         December 31,   April 28,   December 31,  December 31,
                                             2004         2004          2003          2002
                                         ------------  -----------  ------------  ------------
Net Investment Income
Fixed maturities........................   $1,794.6     $1,073.0      $3,228.7      $3,017.3
Equity securities.......................        5.4          2.0          19.7          10.6
Mortgage loans on real estate...........      398.0        257.0         772.0         775.8
Real estate.............................       21.6          5.4          57.8          72.1
Policy loans............................       78.2         38.5         123.0         120.1
Short-term investments..................       10.6          1.2          16.5          20.5
Other...................................      (72.4)       (41.6)       (230.2)       (210.4)
                                           --------     --------      --------      --------
Gross investment income.................    2,236.0      1,335.5       3,987.5       3,806.0
  Less investment expenses..............      103.9         50.8         188.1         225.0
                                           --------     --------      --------      --------
  Net investment income.................   $2,132.1     $1,284.7      $3,799.4      $3,581.0
                                           ========     ========      ========      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

                                                                   Period from  Period from
                                                                     April 29    January 1
                                                                     through      through    Year Ended   Year Ended
                                                                   December 31,  April 28,  December 31, December 31,
                                                                       2004        2004         2003         2002
                                                                   ------------ ----------- ------------ ------------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired, amounts credited to the policyholder
  dividend obligation and amounts credited to participating
  pension contractholders
Fixed maturities..................................................    $  7.0      $(26.4)     $(392.8)     $(660.9)
Equity securities.................................................      24.7        73.0         69.9        101.2
Mortgage loans on real estate and real estate to be disposed of...     (33.7)       50.6        244.1         (7.9)
Derivatives and other invested assets.............................     (14.0)       35.1         81.2         43.0
Amortization adjustment for deferred policy acquisition costs and
  value of business acquired......................................      12.8        10.9         (6.1)        38.9
Amounts credited to the policyholder dividend obligation..........       8.1       (34.0)        58.5         11.9
Amounts credited to participating pension contractholders.........     (34.9)       (8.2)         3.4         23.3
                                                                      ------      ------      -------      -------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired, amounts credited to the policyholder dividend obligation and amounts credited to participating pension
  contractholders.................................................    $(30.0)     $101.0      $  58.2      $(450.5)
                                                                      ======      ======      =======      =======

Gross gains were realized on the sale of available-for-sale securities of $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through April 28, 2004, $606.9 million in 2003 and $320.0 million in 2002, and gross losses were realized on the sale of available-for-sale securities of $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004, $233.8 million in 2003 and $176.0 million in 2002.

The Company's investments in held-to-maturity and available-for-sale securities are summarized below for the years indicated:

                                                                                            Gross      Gross
                                                                                Amortized Unrealized Unrealized   Fair
                                                                                  Cost      Gains      Losses     Value
                                                                                --------- ---------- ---------- ---------
                                                                                              (in millions)
December 31, 2004
Available-for-Sale:
Corporate securities........................................................    $36,732.1   $797.4     $ 63.9   $37,465.6
Asset-backed & mortgage-backed securities...................................      9,503.1    130.0       49.1     9,584.0
Obligations of states and political subdivisions............................        288.3      0.8        1.7       287.4
Debt securities issued by foreign governments...............................        172.7     11.4        0.1       184.0
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        341.0      1.6        0.4       342.2
                                                                                ---------   ------     ------   ---------
Fixed maturities available-for-sale total...................................     47,037.2    941.2      115.2    47,863.2
Equity securities...........................................................        321.5      9.7        0.7       330.5
                                                                                ---------   ------     ------   ---------
 Total fixed maturities and equity securities available-for-sale............    $47,358.7   $950.9     $115.9   $48,193.7
                                                                                =========   ======     ======   =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                             Gross      Gross
                                                                                 Amortized Unrealized Unrealized   Fair
                                                                                   Cost      Gains      Losses     Value
                                                                                 --------- ---------- ---------- ---------
                                                                                               (in millions)
December 31, 2003
Held-to-Maturity:
Corporate securities..........................................................   $ 1,144.5  $   21.3    $ 18.3   $ 1,147.5
Mortgage-backed securities....................................................       344.2      21.5       0.4       365.3
                                                                                 ---------  --------    ------   ---------
 Total fixed maturities held-to-maturity......................................   $ 1,488.7  $   42.8    $ 18.7   $ 1,512.8
                                                                                 =========  ========    ======   =========
Available-for-Sale:
Corporate securities..........................................................   $36,122.2  $2,698.7    $304.1   $38,516.8
Mortgage-backed securities....................................................     6,852.0     284.0     143.4     6,992.6
Obligations of states and political subdivisions..............................       413.1      17.2       1.2       429.1
Debt securities issued by foreign governments.................................       233.7      21.8       1.3       254.2
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies....................................................................       286.7       4.1       1.4       289.4
                                                                                 ---------  --------    ------   ---------
Fixed maturities available-for-sale...........................................    43,907.7   3,025.8     451.4    46,482.1
Equity securities.............................................................       249.9      83.6       0.4       333.1
                                                                                 ---------  --------    ------   ---------
 Total fixed maturities and equity securities available-for-sale..............   $44,157.6  $3,109.4    $451.8   $46,815.2
                                                                                 =========  ========    ======   =========

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below:

                                                       Amortized   Fair
                                                         Cost      Value
                                                       --------- ---------
                                                          (in millions)
Available-for-Sale:
Due in one year or less...........................     $ 2,371.9 $ 2,378.6
Due after one year through five years.............      10,927.8  11,042.6
Due after five years through ten years............      14,135.2  14,454.6
Due after ten years...............................      10,099.2  10,403.4
                                                       --------- ---------
                                                        37,534.1  38,279.2
Mortgage-backed securities........................       9,503.1   9,584.0
                                                       --------- ---------
  Total...........................................     $47,037.2 $47,863.2
                                                       ========= =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2004, 2003 and 2002 amounted to $(0.5) million, $0.1 million and $1.7 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $339.3 million and $426.9 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2004, 2003 and 2002, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $161.7 million and $168.3 million, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Depreciation expense on investment real estate was $3.9 million, $1.5 million and $3.0 million, in 2004, 2003, and 2002, respectively. Accumulated depreciation was $13.9 million and $36.3 million at December 31, 2004 and 2003, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                 Unrealized Losses on Fixed Maturity Securities

                                                                              As of December 31, 2004
                                                  -------------------------------------------------------------------------------
                                                     Less than 12 months         12 months or more                Total
                                                  -------------------------  -------------------------- -------------------------
                                                  Carrying Value             Carrying Value             Carrying Value
                                                   of Securities              of Securities              of Securities
                                                    with Gross    Unrealized   with Gross    Unrealized   with Gross    Unrealized
                                                  Unrealized Loss   Losses   Unrealized Loss   Losses   Unrealized Loss   Losses
                                                  --------------- ---------- --------------- ---------- --------------- ----------
Description of Securities:
US Treasury obligations and direct obligations
  of U.S. government agencies...................     $   352.1     $  (2.1)        --            --        $   352.1     $  (2.1)
Federal agency mortgage backed securities.......       3,046.2       (49.1)        --            --          3,046.2       (49.1)
Debt securities issued by foreign
  governments...................................          10.2        (0.1)        --            --             10.2        (0.1)
Corporate bonds.................................       7,382.1       (63.9)        --            --          7,382.1       (63.9)
                                                     ---------     -------         --            --        ---------     -------
Total, debt securities..........................      10,790.6      (115.2)        --            --         10,790.6      (115.2)
Common stocks...................................           4.8        (0.7)        --            --              4.8        (0.7)
                                                     ---------     -------         --            --        ---------     -------
Total...........................................     $10,795.4     $(115.9)        --            --        $10,795.4     $(115.9)
                                                     =========     =======         ==            ==        =========     =======

The aging of unrealized losses above reflects the mark to market of the portfolio on April 28, 2004. Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2004 the fixed maturity securities had a total gross unrealized loss of $115.9 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities declined from $259.8 million at December 31, 2003 to $18.0 million at December 31, 2004 primarily due to the mark to market on the portfolio as of April 28, 2004. The gross unrealized loss as of December 31, 2004 was largely due to interest rate changes since April 28, 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                       Balance at                      Balance at
                                       Beginning                         End of
                                        of Year   Additions Deductions    Year
                                       ---------- --------- ---------- ----------
                                                     (in millions)
April 29 through December 31, 2004
 Mortgage loans on real estate......     $ 83.9     $45.3     $ 83.9     $45.3
 Real estate to be disposed of......         --        --         --        --
                                         ------     -----     ------     -----
 Total..............................     $ 83.9     $45.3     $ 83.9     $45.3
                                         ======     =====     ======     =====
January 1 through April 28, 2004
 Mortgage loans on real estate......     $ 65.9     $23.3     $  5.3     $83.9
 Real estate to be disposed of......         --        --         --        --
                                         ------     -----     ------     -----
 Total..............................     $ 65.9     $23.3     $  5.3     $83.9
                                         ======     =====     ======     =====
Year ended December 31, 2003
 Mortgage loans on real estate......     $ 61.7     $56.6     $ 52.4     $65.9
 Real estate to be disposed of......         --        --         --        --
                                         ------     -----     ------     -----
 Total..............................     $ 61.7     $56.6     $ 52.4     $65.9
                                         ======     =====     ======     =====
Year ended December 31, 2002
 Mortgage loans on real estate......     $112.8     $ 8.0     $ 59.1     $61.7
 Real estate to be disposed of......       83.6      29.6      113.2        --
                                         ------     -----     ------     -----
 Total..............................     $196.4     $37.6     $172.3     $61.7
                                         ======     =====     ======     =====

                       JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004 and 2003, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                December 31,
                                                               --------------
                                                                2004    2003
                                                               ------  ------
                                                                (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................   $163.3  $124.4
Provision for losses........................................    (45.3)  (37.2)
                                                               ------  ------
Net impaired mortgage loans on real estate..................   $118.0  $ 87.2
                                                               ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2004     2003      2002
                                                             ------    -----    -----
                                                              (in millions)
Average recorded investment in impaired loans...........     $143.9    $90.8    $74.9
Interest income recognized on impaired loans............        7.3      3.4      5.0

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $107.3 million and $87.8 million as of December 31, 2004 and 2003, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                               2004      2003      2002
                                                               -----     ----      ----
                                                               (in millions)
Expected....................................................   $10.1     $7.6      $4.8
Actual......................................................     8.7      7.2       4.7

                       JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                               Carrying Amount                                Carrying Amount
Collateral Property Type        (in millions)  Geographic Concentration        (in millions)
-----------------------------  --------------- -----------------------------  ---------------
Apartments....................    $ 1,645.1    East North Central............    $ 1,241.5
Hotels........................        437.6    East South Central............        473.1
Industrial....................      1,004.5    Middle Atlantic...............      1,690.1
Office buildings..............      2,409.2    Mountain......................        746.4
Retail........................      2,682.5    New England...................        932.0
Multi family..................          0.7    Pacific.......................      2,539.9
Mixed Use.....................        433.0    South Atlantic................      2,551.7
Agricultural..................      2,945.7    West North Central............        408.4
Other.........................        279.6    West South Central............        979.0
                                               Canada/Other..................        275.8
Allowance for losses..........        (45.3)   Allowance for losses..........        (45.3)
                                  ---------                                      ---------
Total.........................    $11,792.6    Total.........................    $11,792.6
                                  =========                                      =========

Mortgage loans with outstanding principal balances of $127.0 million, and bonds with amortized cost of $145.7 million were non-income producing for the year ended December 31, 2004. There was no non-income producing real estate for the year ended December 31, 2004.

Securitization activity

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, 2003, and 2002, the Company sold $124.7 million, $529.8 million, and $343.5 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $125.0 million, $541.4 million, and $345.2 million, respectively, from which it recognized pre-tax gains of $0.3 million, $12.0 million, and $1.9 million, respectively, and from which it retained servicing assets of (none for 2004), $0.4 million, and $0.3 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.6 million, $1.4 million December 31, 2004 and 2003, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, all of which were previously owned by the Company, by transferring them to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the Company's Consolidated Balance Sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the Company's Consolidated Balance Sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a result of this securitization. All of the assets transferred from the Company to the trust were performing assets; none of the transferred assets were delinquent or in default. No similar securitization was performed in 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 17 -- Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity method investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,427.0 million and $1,944.6 million at December 31, 2004 and 2003, respectively. Total combined assets of such investments were $14,931.4 million and $15,105.4 million (consisting primarily of investments), and total combined liabilities were $3,082.6 million and $1,583.8 million (including $1,386.8 million and $1,216.3 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for using the equity method of accounting totaled $121.4 million for the period from April 29, 2004 through December 31, 2004 and $74.2 million for the period from January 1, 2004 through April 28, 2004. Net investment income on investments accounted for using the equity method of accounting totaled $138.3 million and $64.8 million in 2003 and 2002, respectively.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 2 -- Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for them.

As explained in Note 2 -- Summary of Significant Accounting Policies, additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities would be non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Collateralized Debt Obligation Funds (CDOs)

Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds
(CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses in excess of the CDO equity are borne by the debt owners in ascending order of subordination. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investment in the CDO.

In accordance with previous consolidation accounting principles (now superseded by FIN 46R), the Company formerly consolidated a CDO only if the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, but only if the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by considering the control relationships among the equity owners of the CDOs. The Company has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company also does not have controlling financial interests. Therefore, the Company does not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for all these CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests and does not manage and thus will not be required to consolidate any of them, and considers that its relationships with them are not collectively significant, therefore the Company does not disclose data for them. Credit ratings are provided by nationally recognized credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

Total size of Company -- Managed CDOs (1)

                                         December 31,
                                       -----------------
                                         2004      2003
                                       --------  --------
                                          (in millions)
Total assets..................         $3,775.9  $4,922.2
                                       ========  ========
Total debt....................          3,707.9   4,158.2
Total other liabilities.......              9.0     712.0
                                       --------  --------
Total liabilities.............          3,716.9   4,870.2
Total equity..................             59.0      52.0
                                       --------  --------
Total liabilities and equity..         $3,775.9  $4,922.2
                                     ========    ========

(1) The reduction in size of the Company-Managed CDOs is primarily due to the liquidation, at maturity, of Declaration Funding 1 LTD, in May 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum exposure of the Company to losses from Company-Managed CDOs

                                                                              December 31,
                                                                       --------------------------
                                                                           2004             2003
                                                                       ------------     ------------
                                                                       (in millions, except percents)
Investment in tranches of Company managed CDOs, by credit rating
  (Moody's/Standard & Poors):
Aaa/AAA...........................................................     $160.2     61.2% $201.0  35.6%
Aa1/AA+...........................................................       62.7     24.0    75.7  13.4
Baa2/BBB..........................................................         --       --   218.0  38.8
B2................................................................         --       --     8.0   1.4
B3/B-.............................................................        7.5      2.9      --    --
Caa1/CCC+.........................................................       10.6      4.0    13.2   2.3
Not rated (equity)................................................       20.6      7.9    48.1   8.5
                                                                       ------    -----  ------ -----
Total Company exposure............................................     $261.6    100.0% $564.0 100.0%
                                                                       ======    =====  ====== =====

Low-Income Housing Properties

Since 1995, the Company has generated income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company initially invested in the Properties directly, but now primarily invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investment in each of the Properties for a period of ten years. In some cases, the Company receives distributions from the Properties which are based on a portion of the Property cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The Company has determined that it is not the primary beneficiary of any Property, so the Company does not use consolidation accounting for any of them. The Company believes that its relationships with the Properties are significant, and accordingly, the disclosures in the tables below are provided. The tables below present summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

Total size of the Properties (1)

                                      December 31,
                                    ---------------
                                      2004     2003
                                    --------  ------
                                     (in millions)
Total assets..................      $1,103.9  $982.7
                                    ========  ======
Total debt....................         669.9   576.3
Total other liabilities.......         103.3   116.6
                                    --------  ------
Total liabilities.............         773.2   692.9
Total equity..................         330.7   289.8
                                    --------  ------
Total liabilities and equity..      $1,103.9  $982.7
                                    ========  ======

(1) Property level data reported above is reported with three month delays due to the delayed availability of financial statements of the Funds.

Maximum exposure of the Company to losses from the Properties

                                                             December 31,
                                                             -------------
                                                              2004   2003
                                                             ------ ------
                                                             (in millions)
Equity investment in the Properties (1)..................... $323.2 $291.0
Outstanding equity capital commitments to the Properties....   90.9  108.2
Carrying value of mortgages for the Properties..............   67.1   62.8
Outstanding mortgage commitments to the Properties..........    0.9    5.1
                                                             ------ ------
Total Company exposure...................................... $482.1 $467.1
                                                             ====== ======

(1) Equity investment in the Properties above is reported with three month delays due to the delayed availability of financial statements of the Funds.

Other Entities

The Company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations and various other relationships. The Company has determined that for each of these Other Entities which are VIEs, the Company is not the primary beneficiary, and should not use consolidation accounting for them. The Company believes that its relationships with the Other Entities are not significant, and is accordingly not providing summary financial data for them, or data relating to the Company's maximum exposure to loss as a result of its relationships with them. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Since 2001, the Company has been involved with Arclight Energy Partner Fund I, L.P. (Arclight), which is a private equity fund which invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55.0% of Arclight's partners' capital at December 31, 2004. The Company's potential losses in relation to Arclight are limited to its investment in Arclight. As of September 30, 2004, the most recent date for which data is available, Arclight had total assets of $825.4 million, $0.8 million of liabilities, and $824.6 million of partners' capital. The Company has determined that it is not the primary beneficiary of this entity and accordingly does not need to consolidate Arclight.

Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2004 and 2003 were $1,198.9 million and $765.4 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2004 and 2003 were $1,168.9 million and $1,700.1 million, respectively, and appear on the consolidated balance sheet in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts pursuant to DIG B36, classified as liabilities and appear on the Company's Consolidated Balance Sheets in policyholders' funds at December 31, 2004 and 2003 were $48.6 million and $225.6 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the year ended December 31, 2003, the Company recognized net losses of $5.8 million related to the ineffective portion of its fair value hedges, and net losses of $1.5 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses.

Cash Flow Hedges

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period January 1, 2004 through April 28, 2004, the Company recognized losses of $4.8 million related to the ineffective portion of its cash flow hedges. For the period April 29, 2004 through December 31, 2004 the Company recorded gains of $7.7 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2004, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period January 1, 2004 through April 28, 2004, a net gain of $1.2 million was reclassified from other accumulated comprehensive income to earnings. For the period April 29, 2004 through December 31, 2004, the Company reclassified no gains or losses from other accumulated comprehensive income to earnings. It is anticipated that approximately $1.3 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2004, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the period January 1, 2004 through April 28, 2004, losses of $37.3 million (net of tax of $20.0 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (net of tax of $99.6 million) respectively. For the period April 29, 2004 through December 31, 2004, gains of $242.4 million (net of tax of $110.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $242.4 million (net of tax of $110.4 million) at December 31, 2004. For the year ended December 31, 2003 gains of $28.7 million (net of tax of $15.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $223.3 million (net of tax of $120.3 million) at December 31, 2003.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company, formerly Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                                              April 29   January 1
                                                                              through     through
                                                                            December 31, April 28,
                                                                                2004       2004      2003    2002
                                                                            ------------ --------- -------- ------
                                                                                        (in millions)
Domestic..................................................................     $471.7     $472.2   $1,200.7 $559.5
Foreign...................................................................       16.8        2.0       14.1    8.0
                                                                               ------     ------   -------- ------
Income before income taxes and cumulative effect of accounting changes....     $488.5     $474.2   $1,214.8 $567.5
                                                                               ======     ======   ======== ======

The components of income taxes were as follows:

                     April 29   January 1
                     through     through
                   December 31, April 28,
                       2004       2004     2003    2002
                   ------------ --------- ------  ------
                               (in millions)
Current taxes:
 Federal..........    $ 84.8     $(33.2)  $163.9  $ 93.4
 Foreign..........       7.7        1.1      4.4     2.0
 State............       3.1        1.5      4.6     4.6
                      ------     ------   ------  ------
                        95.6      (30.6)   172.9   100.0
                      ------     ------   ------  ------
Deferred taxes:
 Federal..........      25.3      175.2    179.0    14.6
 Foreign..........      (0.6)      (0.8)     0.1     0.7
 State............      (4.5)      (2.2)    (6.7)   (6.7)
                      ------     ------   ------  ------
                        20.2      172.2    172.4     8.6
                      ------     ------   ------  ------
Total income taxes    $115.8     $141.6   $345.3  $108.6
                      ======     ======   ======  ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                               April 29   January 1
                                                               through     through
                                                             December 31, April 28,
                                                                 2004       2004     2003    2002
                                                             ------------ --------- ------  ------
                                                                         (in millions)
Tax at 35%..................................................    $171.0     $166.0   $425.2  $198.6
Add (deduct):
  Prior year taxes..........................................      14.2        2.3      4.7    (2.7)
  Tax credits...............................................     (37.9)     (18.6)   (50.2)  (36.4)
  Foreign taxes.............................................       1.3         --      1.4     2.0
  Tax exempt investment income..............................      (7.3)      (4.2)   (21.3)  (25.7)
  Lease income..............................................     (24.5)      (2.4)    (9.7)  (25.5)
  Other.....................................................      (1.0)      (1.5)    (4.8)   (1.7)
                                                                ------     ------   ------  ------
   Total income taxes.......................................    $115.8     $141.6   $345.3  $108.6
                                                                ======     ======   ======  ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                             ------------------
                                                               2004      2003
                                                             -------- ---------
                                                                (in millions)
Deferred tax assets:
Policy reserve adjustments.................................. $  787.0 $   639.8
Other employee benefits.....................................    176.9     174.9
Book over tax basis of investments..........................    586.9     528.9
Dividends payable to policyholders..........................    253.0      99.6
Interest....................................................     56.6      40.2
Pension plan expense........................................     57.7        --
Deferred policy acquisition costs...........................    146.4        --
                                                             -------- ---------
  Total deferred tax assets.................................  2,064.5   1,483.4
                                                             -------- ---------
Deferred tax liabilities:
Pension plan expense........................................       --      47.5
Deferred policy acquisitions costs..........................       --     925.6
Depreciation................................................     33.8      72.3
Basis in partnerships.......................................    108.9      72.6
Market discount on bonds....................................    146.1      20.0
Capitalized charges related to mutual funds.................       --       3.0
Lease income................................................     71.2   1,041.4
Value of business acquired..................................  1,215.8        --
Unrealized gains............................................    227.1     705.1
Merger expenses.............................................    208.4        --
Other.......................................................      3.1      29.9
                                                             -------- ---------
  Total deferred tax liabilities............................  2,014.4   2,917.4
                                                             -------- ---------
  Net deferred tax assets (liabilities)..................... $   50.1 $(1,434.0)
                                                             ======== =========

The Company made income tax payments of $59.4 million, $147.4 million and $104.9 million in 2004, 2003 and 2002, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block -- (continued)

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                                          December 31,
                                                                                                     ---------------------
                                                                                                       2004        2003
                                                                                                     ---------   ---------
                                                                                                         (in millions)
Liabilities
Future policy benefits.............................................................................  $10,759.5   $10,690.6
Policyholder dividend obligation...................................................................      540.1       400.0
Policyholders' funds...............................................................................    1,506.7     1,511.9
Policyholder dividends payable.....................................................................      419.3       413.1
Other closed block liabilities.....................................................................       64.4        37.4
                                                                                                     ---------   ---------
   Total closed block liabilities..................................................................  $13,290.0   $13,053.0
                                                                                                     =========   =========
Assets
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value: 2003 -- $69.6).................................  $      --   $    66.0
 Available-for-sale -- at fair value (cost: 2004 -- $6,474.1; 2003 -- $5,847.6)....................    6,585.6     6,271.1
Equity securities:
 Available-for-sale -- at fair value (cost: 2004 -- $7.0; 2003 -- $9.1)............................        7.0         9.1
Mortgage loans on real estate......................................................................    1,662.0     1,577.9
Policy loans.......................................................................................    1,534.3     1,554.0
Short-term investments.............................................................................         --         1.2
Other invested assets..............................................................................      324.3       230.6
   Total investments...............................................................................   10,113.2     9,709.9
Cash and cash equivalents..........................................................................      142.9       248.3
Accrued investment income..........................................................................      140.2       145.1
Other closed block assets..........................................................................      317.2       308.6
                                                                                                     ---------   ---------
   Total closed block assets.......................................................................  $10,713.5   $10,411.9
                                                                                                     =========   =========
Excess of reported closed block liabilities over assets designated to the closed block.............  $ 2,576.5   $ 2,641.1
Portion of above representing other comprehensive income:
 Unrealized appreciation (depreciation), net of tax of $(39.7) million and $(148.0) million at 2004
   and 2003, respectively..........................................................................       74.3       275.3
 Allocated to the policyholder dividend obligation, net of tax $40.1 million and $148.1 million at
   2004 and 2003, respectively.....................................................................      (74.4)     (275.1)
                                                                                                     ---------   ---------
   Total...........................................................................................       (0.1)        0.2
   Maximum future earnings to be recognized from closed block assets and liabilities...............  $ 2,576.4   $ 2,641.3
                                                                                                     =========   =========
Change in the policyholder dividend obligation:
 Balance at beginning of period....................................................................  $   400.0   $   288.9
Purchase accounting fair value adjustment..........................................................      208.4
Impact on net income before income taxes...........................................................      (68.4)      (57.9)
Unrealized investment gains (losses)...............................................................        0.1       169.0
                                                                                                     ---------   ---------
   Balance at end of period........................................................................  $   540.1   $   400.0
                                                                                                     =========   =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block -- (continued)

                                                             Period from   Period from
                                                               April 29     January 1
                                                               through       through
                                                             December 31,   April 28,
                                                                 2004         2004       2003
                                                             ------------  -----------  ------
                                                                      (in millions)
Change in the policyholder dividend obligation:
  Balance at beginning of period............................    $308.8       $ 400.0    $288.9
Purchase accounting fair value adjustment...................     208.4            --        --
Impact on net income before income taxes....................     (91.8)         23.4     (57.9)
Unrealized investment gains (losses)........................     114.7        (114.6)    169.0
                                                                ------       -------    ------
   Balance at end of period.................................    $540.1       $ 308.8    $400.0
                                                                ======       =======    ======

                                                                        Period from   Period from
                                                                          April 29     January 1
                                                                          through       through     Year Ended    Year Ended
                                                                        December 31,   April 28,   December 31,  December 31,
                                                                            2004         2004          2003          2002
                                                                        ------------  -----------  ------------  ------------
                                                                                            (in millions)
Revenues
Premiums..............................................................     $573.2       $278.0       $  915.7      $  969.9
Net investment income.................................................      348.0        208.4          648.2         663.9
Net realized investment and other gains (losses), net of amounts credited to the policyholder dividend obligation of $8.1 million for the period April 29 through December 31, 2004; $(33.7) million for the period January 1 through April 28, 2004; and $(58.2) million and
  $(11.9) million, for the years ended December 31, 2003 and 2002,
  respectively........................................................        1.3        (35.7)          (4.5)         (5.2)
Other closed block revenues...........................................         --         (0.2)          (0.1)          0.1
                                                                           ------       ------       --------      --------
 Total closed block revenues..........................................      922.5        450.5        1,559.3       1,628.7
Benefits and Expenses
Benefits to policyholders.............................................      636.0        310.9          982.0       1,057.6
Change in the policyholder dividend obligation........................      (85.2)       (11.2)          (2.4)        (60.2)
Other closed block operating costs and expenses.......................       (3.4)         0.9           (3.0)         (5.2)
Dividends to policyholders............................................      285.1        141.1          449.5         489.7
                                                                           ------       ------       --------      --------
 Total benefits and expenses..........................................      832.5        441.7        1,426.1       1,481.9
Closed block revenues, net of closed block benefits and expenses,
  before income taxes and cumulative effect of accounting change......       90.0          8.8          133.2         146.8
Income taxes, net of amounts credited to the policyholder dividend obligation of $1.7 million for the period April 29 through December
  31, 2004; $0.6 million for the period January 1 through April 28,
  2004; and $2.1 million and $1.3 million, for the years ended
  December 31, 2003 and 2002 respectively.............................       31.6          2.3           45.6          50.0
                                                                           ------       ------       --------      --------
Closed block revenues, net of closed block benefits and expenses and
  income taxes, before cumulative effect of accounting change.........     $ 58.4       $  6.5       $   87.6      $   96.8
                                                                           ======       ======       ========      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum future earnings from closed block assets and liabilities:

                        Years Ended December 31,
                        ------------------------
                          2004           2003
                        ---------    -----------
                            (in millions)
Beginning of period...  $ 2,641.3    $   2,728.9
End of period.........    2,576.4        2,641.3
                         --------    -----------
Change during period..  $   (64.9)   $     (87.6)
                        =========    ===========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year market-based lease term. The other two properties have operating market-based leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the capital lease and under non-cancelable operating leases are presented below:

                                                         Non-
                                                      cancelable
                                             Capital  Operating
                                              Lease     Leases
                                             -------  ----------
                                               (in millions)
2005.......................................  $  8.8     $ 42.0
2006.......................................     8.8       42.0
2007.......................................     8.8       37.1
2008.......................................     8.8       34.1
2009.......................................     8.8       31.0
Thereafter.................................    79.9      123.6
                                             ------     ------
Total minimum lease payments...............   123.9     $309.8
                                                        ======
Amounts representing interest..............   (45.8)
                                             ------
Present value of net minimum lease payments    78.1
Current portion of capital lease obligation    (8.8)
                                             ------
Total......................................  $ 69.3
                                             ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                       December 31,
                                                    -------------------
                                                       2004      2003
                                                    --------   --------
                                                       (in millions)
Short-term debt:
Current maturities of long-term debt..............  $  137.7   $  104.0
Long-term debt:
  Surplus notes, 7.38% maturing in 2024 (1).......     516.7      447.6
  Notes payable, interest ranging from 6.4% to
   12.1%, due in varying amounts to 2012..........     176.5      171.3
                                                    --------   --------
Total long-term debt..............................     693.2      618.9
Less current maturities...........................    (137.7)    (104.0)
                                                    --------   --------
Long-term debt....................................     555.5      514.9
                                                    --------   --------
   Total long and short-term debt before fair
     value adjustments............................     693.2      618.9
Fair value adjustments related to interest rate
  swaps (1).......................................      22.1       94.5
                                                    --------   --------
Total long and short-term debt after fair value
  adjustments.....................................  $  715.3   $  713.4
                                                    ========   ========
Consumer notes:
  Notes payable, interest ranging from 1.75% to
   6.25% due in varying amounts to 2032...........  $2,379.1   $1,550.4
                                                    ========   ========

(1)As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance. The notes payable consists of debt issued by various operating subsidiaries of the Company of which $124.5 million was outstanding at December 31, 2004 at Signature Fruit, Inc., a subsidiary of the Company, $101.7 million of which is short-term.

At December 31, 2004 the Company had two separate committed lines of credit: one of $500 million, through a syndication of banks including Fleet National Bank, JPMorgan Chase, Credit Suisse First Boston, The Bank of New York, Barclays, The Bank of Nova Scotia, Wachovia, Royal Bank of Canada, State Street Bank, Bank of America, Bank One, BNP Paribas, Deutsche Bank, PNC Bank, Sovereign Bank, Westdeutsche Landesbank, Comerica Bank and Northern Trust (the "external line of credit"); the second of $1.0 billion with the Company's parent, Manulife (the "Manulife line of credit"). The external line of credit agreement provides for a multi-year facility for $500 million (renewable in 2005). The external line of credit is available for general corporate purposes. The external line of credit agreement has no material adverse change clause, and includes, among others, the following covenants: minimum requirements for JHFS shareholder's equity, maximum limit on the capitalization ratio and a negative pledge clause (with exceptions) as well as limitations on subsidiary debt, none of which were triggered as of December 31, 2004. The external line of credit also contains cross-acceleration provisions, none of which were triggered as of December 31, 2004. The fee structure of the external line of credit is determined by the rating levels of JHFS or the Life Company. To date, the Company has not borrowed any amounts under the external lines of credit as of December 31, 2004.

The Manulife line of credit agreement provides for a 364-day credit facility for $1.0 billion. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2004. To date, we have not borrowed any amounts under the external or Manulife lines of credit as of December 31, 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit -- (continued)

Aggregate maturities of long-term debt are as follows: 2005 -- $137.7 million; 2006 -- $16.0 million; 2007 -- $11.7 million; 2008 -- $2.0 million, 2009 -- $1.2 million; and thereafter -- $524.6 million.

Interest expense on debt, included in other operating costs and expenses, was $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest expense on debt, included in other operating costs and expenses, was $49.6 million and $52.6 million in 2003 and 2002, respectively. Interest paid on debt was $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid amounted to $46.2 million in 2003 and $47.0 million in 2002.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million, 2006 -- $80.5 million; 2007 -- $144.0 million;
2008 -- $106.3 million, 2009 -- $38.2 million; and thereafter -- $1,977.5 million. As of December 31, 2004, there were no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $100.8 million, $39.0 million and $2.5 million in 2004, 2003, and 2002, respectively. Interest paid amounted to $90.1 million, $29.8 million and $1.4 million in 2004, 2003 and 2002.

Note 10 -- Minority Interest

Minority interest consist of equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the Company's Consolidated Balance Sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

Note 11 -- Related Party Transactions

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $17.3 million, $21.0 million and $23.0 million for the years ending December 31, 2004, 2003 and 2002, respectively. As of December 31, 2004, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.4 million, $5.7 million and $7.2 million during the years ended December 31, 2004, 2003 and 2002, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Related Party Transactions -- (continued)

During the years ended December 31, 2004 and 2003, the Company paid $100.1 million and $24.8 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,529.0 million and $994.5 million at December 31, 2004 and 2003, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,169.2 million and $1,421.1 million at December 31, 2004 and 2003, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $702.8 million, $868.7 million and $596.8 million during the years ended December 31, 2004, 2003 and 2002 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $286.5 million and $157.2 million at December 31, 2004 and 2003, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2004 and December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $1.0 and $0.8 million during the years ended December 31, 2004 and 2003.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2004, the Company managed approximately $58.5 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate Manulife U.S.A., a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of Manulife U.S.A's business. Further, under the service agreement Manulife U.S.A. is obligated to provide compensation to the Company for services provided. Through December 31, 2004, there had not been a material level of business transacted under the service agreement and no material receivable is owed to the Company at period end.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and The Manufacturers Life Insurance Company (U.S.A.) which on January 1, 2005 changed its name to John Hancock Life insurance Company (U.S.A.) ("John Hancock USA"). Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries, except for John Hancock USA. As of December 31, 2004 there are accrued payables of $9.8 million for these service agreements. John Hancock USA paid $15.3 million and Manulife New York paid $0.9 million to Signator for commissions on Manulife product sales.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Related Party Transactions -- (continued)

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Life Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for year 2004. This appears in other operating costs and expenses in the Consolidated Statements of Income and was $1.5 million for the period the Company operated as a subsidiary of Manulife, April 29, 2004 through December 31, 2004.

Note 12 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                April 29, 2004 to    January 1, 2004 to
                                December 31, 2004      April 28, 2004             2003                    2002
                               -------------------   ------------------   ---------------------   ---------------------
                                     Premiums              Premiums              Premiums                Premiums
                               -------------------   ------------------   ---------------------   ---------------------
                                Written    Earned     Written    Earned    Written      Earned     Written      Earned
                               --------   --------   --------   -------   ---------   ---------   ---------   ---------
                                                                   (in millions)
Direct......................   $1,675.8   $1,683.4    $ 856.8   $ 846.7   $ 2,816.3   $ 2,813.5   $ 2,570.1   $ 2,565.0
Assumed.....................      484.3      484.3      192.8     192.8       690.5       690.5       469.3       469.3
Ceded.......................     (815.7)    (815.7)    (411.5)   (411.5)   (1,464.6)   (1,464.6)   (1,050.1)   (1,050.1)
                               --------   --------    -------   -------   ---------   ---------   ---------   ---------
Net life, health and annuity
  premiums..................   $1,344.4   $1,352.0    $ 638.1   $ 628.0   $ 2,042.2   $ 2,039.4   $ 1,989.3   $ 1,984.2
                               ========   ========    =======   =======   =========   =========   =========   =========

For the period January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $172.4 million and $360.9 million respectively. For the years ended December 31, 2003 and 2002, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million and $645.9 million, respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $80.6 million for the period January 1 through April 28, 2004 and $128.9 million April 29 through December 31, 2004. Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million and $161.0 million in 2003, and 2002, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.0 million, $9.6 million, and $10.4 million in 2004, 2003 and 2002, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004). With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Since final regulations on determining whether a benefit meets the actual criteria for qualifying drug coverage have not been issued by Medicare as of December 31, 2004, the Company will address the impact of the Act with respect to post- 1991 retirees once these clarifying regulations have been issued.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

Obligations and Funded Status:

                                                                                        Other Postretirement
                                                                   Pension Benefits           Benefits
                                                                  -------------------   --------------------
                                                                          Years Ended December 31,
                                                                  ------------------------------------------
                                                                    2004       2003      2004        2003
                                                                  --------   --------   -------   ----------
                                                                                (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year.........................  $2,174.8   $2,029.3   $ 615.4    $ 584.3
Service cost....................................................      22.3       25.8       1.4        1.5
Interest cost...................................................     128.2      130.5      36.3       35.3
Amendments......................................................        --         --        --      (54.3)
Actuarial loss..................................................     126.4      156.9      54.0       93.3
Benefits paid...................................................    (209.5)    (167.7)    (51.1)     (43.9)
Curtailment.....................................................        --         --        --       (0.8)
                                                                  --------   --------   -------    -------
Benefit obligation at end of year...............................  $2,242.2   $2,174.8   $ 656.0    $ 615.4
                                                                  ========   ========   =======    =======
Change in plan assets:
Fair value of plan assets at beginning of year..................  $2,101.2   $1,861.0   $ 237.0    $ 204.2
Actual return on plan assets....................................     259.5      393.4      22.3       44.8
Employer contribution...........................................      53.9       14.5      51.1       32.0
Employee contribution...........................................        --         --       5.4        4.2
Benefits paid...................................................    (209.5)    (167.7)    (56.5)     (48.2)
                                                                  --------   --------   -------    -------
Fair value of plan assets at end of year........................  $2,205.1   $2,101.2   $ 259.3    $ 237.0
                                                                  ========   ========   =======    =======
Funded status...................................................  $  (37.1)  $  (73.6)  $(396.7)   $(378.4)
Unrecognized actuarial (gain) loss..............................     (71.7)     401.1      23.3      157.1
Unrecognized prior service cost.................................        --       55.3        --      (81.2)
                                                                  --------   --------   -------    -------
Prepaid (accrued) benefit cost..................................  $ (108.8)  $  382.8   $(373.4)   $(302.5)
                                                                  ========   ========   =======    =======
Amounts recognized in the Company's Consolidated Balance Sheets:
Prepaid benefit cost............................................  $  154.1   $  569.4
Accrued benefit liability including minimum liability...........    (279.9)    (317.0)
Intangible asset................................................        --        0.1
Accumulated other comprehensive income..........................      17.0      130.3
                                                                  --------   --------
Net amount recognized...........................................  $ (108.8)  $  382.8
                                                                  ========   ========

The accumulated benefit obligations for all defined benefit pension plans was $2,126.2 million and $2,076.5 million at December 31, 2004 and 2003, respectively and is included in other liabilities on the Company's Consolidated Balance Sheets.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                    Years Ended December 31,
                                    ------------------------
                                      2004            2003
                                    ---------      ---------
                                         (in millions)
Projected benefit obligation....    $   376.5      $   337.2
Accumulated benefit obligation..        355.3          317.9
Fair value of plan assets.......          4.3            0.9

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


Components of Net Periodic Benefit cost:

                                                             Years Ended December 31,
                                       ------------------------------------------------------------------
                                              Pension Benefits             Other Postretirement Benefits
                                       --------------------------------   -------------------------------
                                       January 1    April 29              January 1    April 29
                                        through     through                through     through
                                       April 28,  December 31,            April 28,  December 31,
                                         2004         2004        2003      2004         2004       2003
                                       ---------  ------------  -------   ---------  ------------  ------
                                                                  (in millions)
Service cost........................    $  7.5      $  14.8     $  25.9     $ 0.5       $  0.9     $  1.6
Interest cost.......................      43.2         85.0       130.5      11.8         24.5       35.3
Expected return on plan assets......     (58.8)      (115.1)     (155.8)     (6.9)       (13.9)     (17.4)
Amortization of transition asset....        --           --         0.1        --           --         --
Amortization of prior service cost         2.2           --         7.4      (2.5)          --       (6.6)
Recognized actuarial gain (loss)....       8.3           --        29.7       4.2           --        6.9
                                        ------      -------     -------     -----       ------     ------
Net periodic benefit (credit) cost..    $  2.4      $ (15.3)    $  37.8     $ 7.1       $ 11.5     $ 19.8
                                        ======      =======     =======     =====       ======     ======

Additional Information:

                                                                                Years Ended December 31,
                                                                  ----------------------------------------------------
                                                                                                  Other Postretirement
                                                                        Pension Benefits               Benefits
                                                                  ------------------------------  --------------------
                                                                  January 1    April 29
                                                                   through     through
                                                                  April 28,  December 31,
                                                                    2004         2004      2003      2004       2003
                                                                  ---------  ------------  -----     ----       ----
                                                                                 (in millions)
Increase in minimum liabilities included in other comprehensive
  income.......................................................     $(5.6)     $(107.7)    $25.8     N/A        N/A

Assumptions:

Weighted-average assumptions used to determine benefit obligation:

                                                  Years Ended December 31,
                                           --------------------------------------
                                                             Other Postretirement
                                           Pension Benefits        Benefits
                                           ----------------  --------------------
                                           2004     2003      2004       2003
                                           -----   --------  ------   -----------
Discount rate............................  5.75%    6.25%     5.75%      6.25%
Rate of compensation increase............  4.00%    3.00%      N/A        N/A
Health care trend rate for following year                    10.50%     11.00%
Ultimate trend rate......................                     5.00%      5.25%
Year ultimate rate reached...............                     2016       2010

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

Weighted-average assumptions used to determine net periodic benefit cost:

                                                 Years Ended December 31,
                                             -------------------------------------
                                                               Other Postretirement
                                             Pension Benefits        Benefits
                                             ----------------  --------------------
                                             2004       2003   2004           2003
                                             ----       -----  -----         -----
Discount rate..............................  6.25%      6.75%   6.00%          6.75%
Expected long-term return on plan assets...  8.50%      8.75%   8.75%          8.75%
Rate of compensation increase..............  3.00%      3.50%    N/A            N/A
Health care trend rate for following year..                    11.00%         10.00%
Ultimate trend rate........................                     5.00%          5.25%
Year ultimate rate reached.................                     2016           2008

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from the U.S. Securities and Exchange Commission staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                       1-Percentage    1-Percentage
                                                                      Point Increase  Point Decrease
                                                                      --------------  --------------
                                                                              (in millions)
Effect on total service and interest costs in 2004..................      $ 1.7          $ (1.5)
Effect on postretirement benefit obligations as of December 31, 2004       28.2           (24.9)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2004 and 2003, by asset category are as follows:

                               Pension
                             Plan Assets
                           at December 31,
                           --------------
                           2004       2003
                           ----       ----
Asset Category
Equity securities........   65%        69%
Fixed maturity securities   25         24
Real estate..............    2          2
Other....................    8          5
                           ---        ---
Total....................  100%       100%
                           ===        ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category
Equity securities........  50%  -80%
Fixed maturity securities  25%  -35%
Real estate..............   1%   -5%
Other....................  --%  -15%

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

The plans do not own any of the Company's common stock at December 31, 2004 and 2003.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2004, and 2003, by asset category are as follows:

                               Other
                           Postretirement
                              Benefits
                             Plan Assets
                           at December 31,
                           ---------------
                           2004       2003
                           ----       ----
Asset Category
Equity securities........   61%        61%
Fixed maturity securities   39         38
Real estate..............   --         --
Other....................   --          1
                           ---        ---
 Total...................  100%       100%
                           ===        ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account are invested on a combined basis with the assets of the Company's defined benefit pension plans.

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2004, $2.3 million was contributed to these qualified plans and no contributions were made in 2003. The entire $2.3 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2004 and 2003, $51.6 million and $14.5 million, respectively, were contributed to three non-qualified plans. The Company expects to contribute approximately $4.7 million to its qualified pension plans in 2005 and approximately $64.3 million to its non-qualified pension plans in 2005.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

    Year     Total Qualified  Total Nonqualified  Total
-----------  ---------------  ------------------  ------
                                 (in millions)
   2005          $146.8            $ 64.3         $211.1
   2006           134.8              22.0          156.8
   2007           135.8              23.1          158.9
   2008           135.7              23.5          159.2
   2009           136.6              22.4          159.0
2010 - 2014       707.9             108.7          816.6

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                             Net of Medicare Part D
    Year     Gross Payments         Subsidy          Net Payments
-----------  --------------  ----------------------  ------------
                                 (in millions)
   2005          $ 53.5             $   --             $ 53.5
   2006            55.6               (4.0)              51.6
   2007            56.5               (4.1)              52.4
   2008            57.2               (4.2)              53.0
   2009            57.5               (4.2)              53.3
2010 - 2014       285.1              (20.6)             264.5

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

                                                                           Years Ended December 31,
                                                   ----------------------------------------------------------------------
                                                                 2004                                2003
                                                   ----------------------------------  ----------------------------------
                                                   Qualified  Nonqualified             Qualified  Nonqualified
                                                     Plans       Plans        Total      Plans       Plans        Total
                                                   ---------  ------------  ---------  ---------  ------------  ---------
                                                                               (in millions)
Obligations and Funded Status:
Benefit obligation at the end of year............  $1,865.7     $ 376.5     $2,242.2   $1,837.7     $ 337.1     $2,174.8
Fair value of plan assets at end of year.........   2,200.8         4.3      2,205.1    2,100.3         0.9      2,101.2
Funded status (assets less obligations)..........     335.1      (372.2)       (37.1)     262.6      (336.2)       (73.6)
Unrecognized net actuarial loss (gain)...........     (99.0)       27.3        (71.7)     240.9       160.2        401.1
Unrecognized prior service cost..................        --          --           --       65.9       (10.6)        55.3
Unrecognized transition asset....................        --          --           --         --          --           --
                                                   --------     -------     --------   --------     -------     --------
Prepaid (accrued) benefit cost...................  $  236.1     $(344.9)    $ (108.8)  $  569.4     $(186.6)    $  382.8
                                                   ========     =======     ========   ========     =======     ========
Amounts recognized in the Company's Consolidated
  Balance Sheets:

Prepaid benefit cost.............................  $  236.1     $ (82.0)    $  154.1   $  569.4     $    --     $  569.4
Accrued benefit liability including minimum
  liability......................................        --      (279.9)      (279.9)        --      (317.0)      (317.0)
Intangible asset.................................        --          --           --         --         0.1          0.1
Accumulated other comprehensive income...........        --        17.0         17.0         --       130.3        130.3
                                                   --------     -------     --------   --------     -------     --------
Net amount recognized............................  $  236.1     $(344.9)    $ (108.8)  $  569.4     $(186.6)    $  382.8
                                                   ========     =======     ========   ========     =======     ========
Components of net periodic (credit) benefit cost:
Service cost.....................................  $   19.7     $   2.6     $   22.3   $   24.1     $   1.8     $   25.9
Interest cost....................................     107.2        21.0        128.2      111.0        19.5        130.5
Expected return on plan assets...................    (173.7)       (0.2)      (173.9)    (155.6)       (0.2)      (155.8)
Amortization of transition asset.................        --          --           --         --         0.1          0.1
Amortization of prior service cost...............       2.2          --          2.2        7.5        (0.1)         7.4
Recognized actuarial gain........................       3.9         4.4          8.3       20.1         9.6         29.7
                                                   --------     -------     --------   --------     -------     --------
Net periodic benefit (credit) cost...............  $  (40.7)    $  27.8     $  (12.9)  $    7.1     $  30.7     $   37.8
                                                   ========     =======     ========   ========     =======     ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments

The Company has extended commitments to purchase fixed maturity investments, preferred and common stock and other invested assets and to issue mortgage loans on real estate totaling $322.4 million, $42.0 million, $443.7 million and $557.4 million, respectively, at December 31, 2004. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.4 billion at December 31, 2004. The majority of these commitments expire in 2005.

Guarantees

In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S. specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2004.

Contingencies

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million. During 2004, the Company received additional information about its exposure and recognized an additional charge of $92.4 million, after tax, as its current best estimate of its exposure as of December 31, 2004.

Legal Proceedings

We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning our compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, we have been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to mutual funds underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. We intend to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. We do not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                     Net
                                                                                 Accumulated    Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                          (in millions)
Balance at December 31, 2001...................................      $247.3        $ 19.1        $(3.0)     $(37.8)      $225.6
Gross unrealized gains (losses) (net of deferred income tax
  expense of $32.1 million)....................................        87.2            --           --          --         87.2
Reclassification adjustment for gains (losses), realized
  in net income (net of income tax expense of $61.6 million)...       114.4            --           --          --        114.4
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $14.6 million)................       (27.2)           --           --          --        (27.2)
Adjustment for deferred policy acquisition costs and value
  of business acquired (net of deferred income tax benefit
  of $20.5 million)............................................       (38.0)           --           --          --        (38.0)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $38.0 million)................       (70.7)           --           --          --        (70.7)
                                                                     ------        ------        -----      ------       ------
Net unrealized gains (losses)..................................        65.7            --           --          --         65.7
Minimum pension liability (net of deferred income tax
  benefit of $13.2 million)....................................          --            --           --       (24.4)       (24.4)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $94.5 million).........................          --         175.3           --          --        175.3
                                                                     ------        ------        -----      ------       ------
Balance at December 31, 2002...................................      $313.0        $194.4        $(3.0)     $(62.2)      $442.2
                                                                     ======        ======        =====      ======       ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity -- (continued)

                                                                                     Net
                                                                                 Accumulated    Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                          (in millions)
Balance at January 1, 2003.....................................     $  313.0       $194.4        $(3.0)     $(62.2)     $  442.2
Gross unrealized gains (losses) (net of deferred income tax
  expense of $504.6 million)...................................        937.7           --           --          --         937.7
Reclassification adjustment for gains (losses), realized in
  net income (net of income tax expense of $130.6 million).....        242.5           --           --          --         242.5
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $22.0 million)................        (40.9)          --           --          --         (40.9)
Adjustment for deferred policy acquisition costs and value
  of business acquired (net of deferred income tax benefit
  of $59.1 million)............................................       (109.8)          --           --          --        (109.8)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $59.2 million)................       (109.8)          --           --          --        (109.8)
                                                                    --------       ------        -----      ------      --------
Net unrealized gains (losses)..................................        919.7           --           --          --         919.7
Foreign currency translation adjustment........................           --           --         (0.1)         --          (0.1)
Minimum pension liability (net of deferred income tax
  benefit of $8.5 million).....................................           --           --           --       (15.8)        (15.8)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $17.1 million).........................           --         31.7           --          --          31.7
Change in accounting principle (net of income tax expense
  of $53.8 million)............................................         99.9           --           --          --          99.9
                                                                    --------       ------        -----      ------      --------
Balance at December 31, 2003...................................     $1,332.6       $226.1        $(3.1)     $(78.0)     $1,477.6
                                                                    ========       ======        =====      ======      ========

                                                                                     Net
                                                                                 Accumulated    Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                          (in millions)
Balance at January 1, 2004.....................................     $1,332.6       $226.1        $(3.1)     $(78.0)     $1,477.6
Gross unrealized gains (losses) (net of deferred income
  tax benefit of $139.1 million)...............................       (257.8)          --           --          --        (257.8)
Adjustment for participating group annuity contracts (net
  of deferred income tax benefit of $0.5 million)..............         (1.0)          --           --          --          (1.0)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax of
  $84.0 million)...............................................        156.1           --           --          --         156.1
Adjustment for policyholder dividend obligation (net of
  deferred income tax of $39.9 million)........................         74.1           --           --          --          74.1
                                                                    --------       ------        -----      ------      --------
Net unrealized gains (losses)..................................        (28.6)          --           --                     (28.6)
Foreign currency translation adjustment........................           --                      (0.3)         --          (0.3)
Minimum pension liability (net of deferred income tax
  benefit of $0.4 million).....................................           --           --           --         0.6           0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax benefit of $20.0 million).........................           --        (37.3)          --          --         (37.3)
                                                                    --------       ------        -----      ------      --------
Balance at April 28, 2004......................................     $1,304.0       $188.8        $(3.4)     $(77.4)     $1,412.0
                                                                    ========       ======        =====      ======      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity -- (continued)

                                                                                     Net
                                                                                 Accumulated   Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                             (in millions)
Balance at April 28, 2004.......................................   $ 1,304.0       $ 188.8       $(3.4)     $(77.4)     $ 1,412.0
                                                                   =========       =======       =====      ======      =========
Acquisition by Manulife Financial Corporation:
Sale of accumulated other comprehensive income..................    (1,304.0)       (188.8)        3.4        77.4       (1,412.0)
                                                                   ---------       -------       -----      ------      ---------
Balance at April 29, 2004.......................................   $      --       $    --       $  --      $   --      $      --
                                                                   =========       =======       =====      ======      =========
Gross unrealized gains (losses) (net of deferred income tax
  expense of $292.0 million)....................................   $   544.9            --          --          --      $   544.9
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of
  $31.7 million)................................................       (58.9)           --          --          --          (58.9)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $40.1 million).................       (74.6)           --          --          --          (74.6)
                                                                   ---------       -------       -----      ------      ---------
Net unrealized gains (losses)...................................       411.4            --          --          --          411.4
Foreign currency translation adjustment.........................          --            --       $ 0.6          --            0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $110.4 million).........................          --       $ 242.4          --          --          242.4
Minimum pension liability, (net of deferred income tax
  expense of $6.0 million)......................................          --            --          --      $(11.0)         (11.0)
                                                                   ---------       -------       -----      ------      ---------
Balance at December 31, 2004....................................   $   411.4       $ 242.4       $ 0.6      $(11.0)     $   643.4
                                                                   =========       =======       =====      ======      =========

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                         For the Years Ended December 31,
                                                                         -------------------------------
                                                                           2004       2003        2002
                                                                         --------   ---------   --------
                                                                                  (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities....................................................  $  825.1   $ 2,574.4   $  839.8
   Equity investments..................................................       9.0        83.1       42.1
   Derivatives and other...............................................       2.8        81.5       41.7
                                                                         --------   ---------   --------
Total..................................................................     836.9     2,739.0      923.6
Amounts of unrealized investment (gains) losses attributable to:
   Participating group annuity contracts...............................        --          --      (90.8)
   Deferred policy acquisition costs and value of business acquired....    (114.7)     (278.4)    (109.5)
   Policyholder dividend obligation....................................     (90.6)     (422.9)    (253.9)
   Deferred Federal income taxes.......................................    (220.2)     (705.1)    (156.4)
                                                                         --------   ---------   --------
Total..................................................................    (425.5)   (1,406.4)    (610.6)
                                                                         --------   ---------   --------
Net unrealized investment gains........................................  $  411.4   $ 1,332.6   $  313.0
                                                                         ========   =========   ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity -- (continued)

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $37.8 million, $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2004, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on statutory net income was an amortization expense of $12.4 million and $9.3 million in 2004 and 2003, respectively. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2004, 2003 and 2002 reporting periods was increased by $37.8 million, $51.1 million and $60.5 million, respectively.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Company.

                                    2004       2003       2002
                                  --------   --------   --------
                                           (in millions)
Statutory net income...........   $  481.9   $  441.7   $  210.4
Statutory capital and surplus..    4,084.5    3,789.9    3,524.1

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of JHFS included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) remain in international operations and John Hancock Accident remains in our non-core business in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During the majority of 2004, the Company operated in the following four business segments: two segments primarily served retail customers, one segment served institutional customers and our fourth segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering. Our institutional segment is the Guaranteed and Structured Financial Products Segment (G&SFP). In addition, in January 2005, the Company announced the transfer of the G&SFP Segment to the Wealth Management Segment with an intended focus on retail customers in the future. G&SFP is presented as its own operating segment for the discussion of 2004 results below. See below for a more detail description of the Company's reportable segments.

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2003 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors. In addition, in January 2005, the Company announced the transfer of the G&SFP Segment to the Wealth Management Segment.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see
Note 7 -- Closed Block in the notes to the consolidated financial statements.

                                                                              Wealth               Corporate
For the period from April 29 through December 31, 2004          Protection  Management    G&SFP    and Other  Consolidated
--------------------------------------------------------------  ----------  ----------  ---------  ---------  ------------
Revenues:
 Revenues from external customers.............................  $  1,386.5  $    350.0  $    32.6  $   538.4    $  2,307.5
 Net investment income........................................       878.7       417.9      834.5        1.0       2,132.1
 Net realized investment and other gains (losses).............       (26.8)      (19.4)      10.4        5.8         (30.0)
 Inter-segment revenues.......................................          --         0.9        0.4       (1.3)           --
                                                                ----------  ----------  --------   ---------    ----------
 Revenues.....................................................  $  2,238.4  $    749.4  $   877.9  $   543.9    $  4,409.6
                                                                ==========  ==========  =========  =========    ==========
 Net income...................................................  $    228.4  $    136.8  $    89.6  $   (82.1)   $    372.7
                                                                ==========  ==========  =========  =========    ==========
Supplemental Information:
 Equity in net income of investees accounted for by the
   equity method..............................................  $     35.8  $     14.4  $    45.5  $    30.2    $    125.9
 Carrying value of investments accounted for under the
   equity method..............................................       768.8       316.2      685.2      660.0       2,430.2
 Amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........        60.7        53.0       38.1       (0.1)        151.7
 Interest expense.............................................         0.1          --         --       34.6          34.7
 Income tax expense...........................................       118.9        61.4       31.4      (95.9)        115.8
 Segment assets...............................................  $ 43,559.9  $ 19,851.1  $33,999.4  $ 2,350.3    $ 99,760.7
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses).............  $    (43.2) $    (23.9) $    45.3  $     5.8    $    (16.0)
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........         8.3         4.5         --         --          12.8
 Less amounts credited to participating pension
   contractholder accounts....................................          --          --      (34.9)        --         (34.9)
 Add amounts credited to the policyholder dividend
   obligation.................................................         8.1          --         --         --           8.1
                                                                ----------  ----------  ---------  ---------    ----------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition
   costs, value of the business acquired, amounts credited
   to participating pension contractholders and amounts
   credited to the policyholder dividend obligation -- per
   the consolidated financial statements......................  $    (26.8) $    (19.4) $    10.4   $    5.8    $    (30.0)
                                                                ==========  ==========  =========  =========    ==========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

                                                                                    Wealth            Corporate
For the period from January 1 through April 28, 2004                  Protection  Management   G&SFP  and Other  Consolidated
--------------------------------------------------------------------  ----------  ----------  ------  ---------  ------------
Revenues:
 Revenues from external customers...................................   $  751.6     $116.6    $ 26.9   $232.6      $1,127.7
 Net investment income..............................................      492.7      237.5     530.4     24.1       1,284.7
 Inter-segment revenues.............................................         --        0.4       0.2     (0.6)           --
 Net realized investment and other gains (losses)...................       (9.0)      (1.5)      8.8    102.7         101.0
                                                                       --------     ------    ------   ------      --------
 Revenues...........................................................   $1,235.3     $353.0    $566.3   $358.8      $2,513.4
                                                                       ========     ======    ======   ======      ========
 Net income.........................................................   $  110.9     $ 49.5    $ 83.2   $ 85.7      $  329.3
                                                                       ========     ======    ======   ======      ========
Supplemental Information:
 Equity in net income of investees accounted for by the equity
   method...........................................................   $   11.4     $  3.1    $ 11.5   $ 43.7      $   69.7
 Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized
   investment and other gains (losses)..............................       71.4       50.0       0.6     (0.2)        121.8
 Interest expense...................................................        0.1         --        --      7.1           7.2
 Income tax expense.................................................       56.5       24.9      33.3     26.9         141.6
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses)...................   $   18.4     $ (5.8)   $ 17.0   $102.7      $  132.3
 Less amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net
   realized investment and other gains (losses).....................        6.6        4.3        --       --          10.9
 Less amounts credited to participating pension contractholder
   accounts.........................................................         --         --      (8.2)      --          (8.2)
 Add amounts credited to the policyholder dividend obligation.......      (34.0)        --        --       --         (34.0)
                                                                       --------     ------    ------   ------      --------
 Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, value of the business acquired, amounts credited to participating
   pension contractholders and amounts credited to the
   policyholder dividend obligation -- per the consolidated
   financial statements.............................................   $   (9.0)    $ (1.5)   $  8.8   $102.7      $  101.0
                                                                       ========     ======    ======   ======      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

                                                                              Wealth               Corporate
2003                                                            Protection  Management    G&SFP    and Other  Consolidated
--------------------------------------------------------------  ----------  ----------  ---------  ---------  ------------
Revenues:
 Revenues from external customers.............................  $ 2,200.9   $   412.3   $    63.1  $  772.2    $ 3,448.5
 Net investment income........................................    1,449.0       709.4     1,676.7     (35.7)     3,799.4
 Inter-segment revenues.......................................         --         1.2         0.4      (1.6)          --
 Net realized investment and other gains (losses).............      (30.9)      (47.0)     (215.3)    351.4         58.2
                                                                ---------   ---------   ---------  --------    ---------
 Revenues.....................................................  $ 3,619.0   $ 1,075.9   $ 1,524.9  $1,086.3    $ 7,306.1
                                                                =========   =========   =========  ========    =========
 Net income...................................................  $   317.3   $   157.9   $   (78.1) $  193.4    $   590.5
                                                                =========   =========   =========  ========    =========
Supplemental Information:
 Equity in net income of investees accounted for by the
   equity method..............................................  $    31.0   $    16.9   $    57.9  $   32.5    $   138.3
 Carrying value of investments accounted for under the
   equity method..............................................      410.2       249.2       586.1     699.1      1,944.6
 Amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........      195.1       111.4         2.3      (0.4)       308.4
 Interest expense.............................................        0.2          --          --      49.4         49.6
 Income tax expense...........................................      178.5        73.2        52.1      41.5        345.3
 Segment assets...............................................  $37,435.1   $18,704.7   $35,667.1  $4,524.2    $96,331.1
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses).............  $   (96.8)  $   (33.5)  $  (218.7) $  351.4    $     2.4
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........        7.4       (13.5)         --        --         (6.1)
 Less amounts credited to participating pension
   contractholder accounts....................................         --          --         3.4        --          3.4
 Add amounts credited to the policyholder dividend
   obligation.................................................       58.5          --          --        --         58.5
                                                                ---------   ---------   ---------  --------    ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition
   costs, value of business acquired, amounts credited to
   participating pension contractholders and amounts
   credited to the policyholder dividend obligation -- per
   the consolidated financial statements......................  $   (30.9)  $   (47.0)  $  (215.3) $  351.4    $    58.2
                                                                =========   =========   =========  ========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

                                                                              Wealth               Corporate
2002                                                            Protection  Management    G&SFP    and Other  Consolidated
--------------------------------------------------------------  ----------  ----------  ---------  ---------  ------------
Revenues:
 Revenues from external customers.............................  $ 2,279.5   $   397.2   $    64.5  $  621.1    $ 3,362.3
 Net investment income........................................    1,339.1       575.0     1,703.9     (37.0)     3,581.0
 Net realized investment and other gains (losses).............      (67.8)      (42.8)     (313.8)    (26.1)      (450.5)
 Intersegment Revenues........................................         --         1.1          --      (1.1)          --
                                                                ---------   ---------   ---------  --------    ---------
 Revenues.....................................................  $ 3,550.8   $   930.5   $ 1,454.6  $  556.9    $ 6,492.8
                                                                =========   =========   =========  ========    =========
 Net income...................................................  $   257.2   $    97.0   $    68.5  $   36.2    $   458.9
                                                                =========   =========   =========  ========    =========
Supplemental Information:
 Equity in net income of investees accounted for by the
   equity method..............................................  $    17.9   $     8.7   $    34.5  $    3.7    $    64.8
 Carrying value of investments accounted for under the
   equity method..............................................      213.0       137.6       387.3     642.4      1,380.3
 Amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts relating to
   net realized investment and other gains (losses)...........      174.2       140.5         2.2      (0.4)       316.5
 Interest expense.............................................        0.5         0.5          --      51.6         52.6
 Income tax expense...........................................      140.2        41.2        17.6     (90.4)       108.6
 Segment assets...............................................  $32,763.7   $16,037.9   $34,967.0  $4,038.4    $87,807.0
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses).............  $   (90.5)  $   (70.9)  $  (337.1) $  (26.1)   $  (524.6)
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........       10.8        28.1          --        --         38.9
 Less amounts credited to participating pension
   contractholder accounts....................................         --          --        23.3        --         23.3
 Add amounts credited to the policyholder dividend
   obligation.................................................       11.9          --          --        --         11.9
                                                                ---------   ---------   ---------  --------    ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition
   costs, value of business acquired, amounts credited to
   participating pension contractholders and amounts
   credited to the policyholder dividend obligation -- per
   the consolidated financial statements......................  $   (67.8)  $   (42.8)  $  (313.8) $  (26.1)   $  (450.5)
                                                                =========   =========   =========  ========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                          Income Before
                                                                         Income Taxes and
                                                                            Cumulative
                                                                            Effect of
                                                Long-Lived                  Accounting
Location                             Revenues     Assets      Assets        Changes
----------------------------------   --------   ----------   ---------   ----------------
                                                       (in   millions)
April 29 through December 31, 2004
United States.....................   $4,107.0     $250.4     $99,574.2       $  473.0
Foreign -- other..................      302.6        0.3         186.5           15.5
                                     --------     ------     ---------       --------
                                     $4,409.6     $250.7     $99,760.7       $  488.5
                                     ========     ======     =========       ========
January 1 through April 28, 2004
United States.....................   $2,407.3     $274.7     $98,709.9       $  471.9
Foreign -- other..................      106.1        0.2         109.0            2.3
                                     --------     ------     ---------       --------
                                     $2,513.4     $274.9     $98,818.9       $  474.2
                                     ========     ======     =========       ========
2003
United States.....................   $6,898.2     $273.2     $96,232.2       $1,201.7
Foreign -- other..................      407.9        0.5          98.9           13.1
                                     --------     ------     ---------       --------
                                     $7,306.1     $273.7     $96,331.1       $1,214.8
                                     ========     ======     =========       ========
2002
United States.....................   $6,214.6     $525.1     $87,719.6       $  556.8
Foreign -- other..................      278.2        0.6          87.4           10.7
                                     --------     ------     ---------       --------
                                     $6,492.8     $525.7     $87,807.0       $  567.5
                                     ========     ======     =========       ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Fair Value of Financial Instruments -- (continued)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                                 December 31,
                                                              ------------------------------------------------
                                                                     2004                       2003
                                                              ----------------------    ----------------------
                                                              Carrying       Fair       Carrying       Fair
                                                               Value         Value       Value         Value
                                                              ---------    ---------    ---------    ---------
                                                                                (in millions)
Assets:
Fixed maturities:

 Held-to-maturity.........................................           --           --    $ 1,488.7    $ 1,512.8
 Available-for-sale.......................................    $47,863.2    $47,863.2     46,482.1     46,482.1
Equity securities:

 Available-for-sale.......................................        330.5        330.5        333.1        333.1
 Trading securities.......................................          4.2          4.2          0.6          0.6
Mortgage loans on real estate.............................     11,792.6     11,873.1     10,871.1     11,791.4
Policy loans..............................................      2,012.0      2,012.0      2,019.2      2,019.2
Short-term investments....................................          0.2          0.2         31.5         31.5
Cash and cash equivalents.................................      1,073.3      1,073.3      2,626.9      2,626.9
Derivatives:

 Futures contracts, net...................................          1.1          1.1           --           --
 Interest rate swap agreements............................        358.7        358.7        192.7        192.7
 Interest rate swap CMT...................................           --           --          0.7          0.7
 Interest rate cap agreements.............................         11.8         11.8         28.2         28.2
 Interest rate floor agreements...........................         85.3         85.3         76.0         76.0
 Currency rate swap agreements............................        899.7        899.7        719.8        719.8
 Credit default swaps.....................................          0.9          0.9          1.9          1.9
 Equity collar agreements.................................           --           --          2.0          2.0
Liabilities:

 Consumer notes...........................................      2,379.1      2,360.9      1,550.4      1,473.0
 Debt.....................................................        715.3        673.8        713.4        775.8
 Guaranteed investment contracts and funding agreements...     14,643.0     14,689.9     17,101.4     17,110.5
 Fixed rate deferred and immediate annuities..............     11,047.7     11,076.8     10,336.0     10,602.9
 Supplementary contracts without life contingencies.......         78.0         69.0         56.6         61.6
Derivatives:

 Futures contracts, net...................................           --           --          0.2          0.2
 Interest rate swap agreements............................        436.0        436.0        839.3        839.3
 Interest rate swaption agreements........................          3.4          3.4          2.6          2.6
 Currency rate swap agreements............................        858.9        858.9        677.0        677.0
 Credit default swaps.....................................          2.5          2.5          0.9          0.9
Commitments...............................................           --      1,425.4           --      2,168.0

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets have a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company will test non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets will be tested only in response to triggering events. The Company will test goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets will be evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments will be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                                              Accumulated
                                                         Gross Carrying      Amortization       Net Carrying
                                                             Amount        and Other Changes       Amount
                                                         --------------    -----------------    ------------
                                                                            (in millions)
December 31, 2004
Unamortizable intangible assets:
 Goodwill............................................       $3,031.7            $    --           $3,031.7
 Brand name..........................................          600.0                 --              600.0
 Investment management contracts.....................          292.9                 --              292.9
Amortizable intangible assets:
 Distribution networks...............................          397.2               (0.7)             396.5
 Other investment management contracts...............           61.7               (2.6)              59.1
 VOBA................................................        2,864.6             (164.3)           2,700.3
December 31, 2003
Unamortizable intangible assets:
 Goodwill............................................       $  166.7            $ (58.1)          $  108.6
 Mutual fund investment management contracts                    13.3               (7.0)               6.3
Amortizable intangible assets:

 VOBA................................................          205.9              (37.4)             168.5

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

                                                                                   Period from   Period from
                                                                                     April 29     January 1
                                                                                     through       through
                                                                                   December 31,   April 28,
                                                                                       2004         2004      2003  2002
                                                                                   ------------  -----------  ----  ----
                                                                                               (in millions)
Aggregate amortization expense

Distribution networks, net of tax of $0.2 million, $ -- million, $ -- million
  and $ -- million, respectively.................................................     $ 0.5         $ --      $ --  $ --
Other Management contract amortization, net of tax of $0.9 million, $ --
  million, $ -- million and, $ -- million, respectively..........................       1.7           --        --    --
VOBA, net of tax of $42.2 million, $1.8 million, $3.5 million and $1.1 million,
  respectively...................................................................      78.3          3.3       6.6   2.0
                                                                                      -----         ----      ----  ----
Aggregate amortization expense, net of tax of $43.3 million, $1.8 million,
  $3.5 million and $1.1 million, respectively....................................     $80.5         $3.3      $6.6  $2.0
                                                                                      =====         ====      ====  ====

                                                                                    Tax Effect   Net Expense
                                                                                    ----------   -----------
                                                                                        (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2005.............................................................................     $66.3        $123.2
2006.............................................................................      60.8         113.0
2007.............................................................................      53.7          99.7
2008.............................................................................      47.5          88.2
2009.............................................................................      42.5          79.0

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                Wealth             Corporate and
                                 Protection   Management   G&SFP       Other       Consolidated
                                 ----------   ----------   -----   -------------   ------------
                                                       (in millions)
Goodwill:

Balance at January 1, 2004....    $   66.1     $   42.1       --      $  0.4         $  108.6
Goodwill derecognized (1).....       (66.1)       (42.1)      --        (0.4)          (108.6)
Goodwill recognized (2).......     1,842.3      1,040.0       --       149.4          3,031.7
                                  --------     --------    -----      ------         --------
Balance at December 31, 2004..    $1,842.3     $1,040.0       --      $149.4         $3,031.7
                                  ========     ========    =====      ======         ========

(1)  Goodwill derecognized in the purchase transaction with Manulife.

(2)  Goodwill recognized in the purchase transaction with Manulife.

                                                Wealth           Corporate and
                                 Protection   Management G&SFP       Other       Consolidated
                                 ----------   ---------- -----   -------------   ------------
                                                       (in millions)
Goodwill:

Balance at January 1, 2003....     $66.1        $42.1       --       $0.4           $108.6
                                   -----        -----    -----       ----           ------
Balance at December 31, 2003..     $66.1        $42.1       --       $0.4           $108.6
                                   =====        =====    =====       ====           ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

Unamortizable intangible assets (continued):

                                                Wealth             Corporate and
                                 Protection   Management   G&SFP       Other       Consolidated
                                 ----------   ----------   -----   -------------   ------------
                                                       (in millions)
Brand name:

Balance at January 1, 2004....     $   --       $   --      --         $  --          $   --
Brand name recognized (1).....      364.4        209.0      --          26.6           600.0
                                   ------       ------      --         -----          ------
Balance at December 31, 2004..     $364.4       $209.0      --         $26.6          $600.0
                                   ======       ======      ==         =====          ======

(1)Brand name recognized in the purchase transaction with Manulife.

                                                                    Wealth             Corporate and
                                                     Protection   Management   G&SFP       Other       Consolidated
                                                     ----------   ----------   -----   -------------   ------------
                                                                           (in millions)
Investment management contracts:

Balance at January 1, 2004........................       --         $  6.3      --          --            $  6.3
Investment management contracts derecognized (1)..       --           (6.3)     --          --              (6.3)
Investment management contracts recognized (2)....       --          292.9      --          --             292.9
                                                         --         ------      --          --            ------
Balance at December 31, 2004......................       --         $292.9      --          --            $292.9
                                                         ==         ======      ==          ==            ======

(1)Investment management contracts derecognized in the purchase transaction with Manulife.

(2)Investment management contracts recognized in the purchase transaction with Manulife.

                                                    Wealth             Corporate and
                                     Protection   Management   G&SFP       Other       Consolidated
                                     ----------   ----------   -----   -------------   ------------
                                                           (in millions)
Investment management contracts:

Balance at January 1, 2003........       --          $5.2       --          --             $5.2
Acquisitions (1)..................       --           1.1       --          --              1.1
                                         --          ----       --          --             ----
Balance at December 31, 2003......       --          $6.3       --          --             $6.3
                                         ==          ====       ==          ==             ====

(1)This increase results from JH Fund's purchases of mutual fund investment management contracts for the US Global Leaders Fund, Classic Value Fund, and Large Cap Select Fund in 2003.

Amortizable intangible assets:

                                                        Wealth             Corporate and
                                         Protection   Management   G&SFP       Other       Consolidated
                                         ----------   ----------   -----   -------------   ------------
                                                               (  in millions)
Distribution networks:

Balance at January 1, 2004............     $   --       $  --       --          --            $   --
Distribution networks recognized (1)..      308.6        88.6       --          --             397.2
Amortization..........................       (0.7)         --       --          --              (0.7)
                                           ------       -----       --          --            ------
Balance at December 31, 2004..........     $307.9       $88.6       --          --            $396.5
                                           ======       =====       ==          ==            ======

(1)Distribution networks recognized in the purchase transaction with Manulife.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

Amortizable intangible assets (continued):

                                                                        Wealth             Corporate and
                                                         Protection   Management   G&SFP       Other       Consolidated
                                                         ----------   ----------   -----   -------------   ------------
                                                                               (in millions)
Other investment management contracts:
Balance at January 1, 2004............................       --         $  --       --         $  --          $  --
Other investment management contracts recognized (1)..       --          20.3       --          41.4           61.7
Amortization..........................................       --          (0.8)      --          (1.8)          (2.6)
                                                             --         -----       --         -----          -----
Balance at December 31, 2004..........................       --         $19.5       --         $39.6          $59.1
                                                             ==         =====       ==         =====          =====

(1)Other investment management contracts recognized in the purchase transaction with Manulife.

                                                                                  Wealth             Corporate and
                                                                   Protection   Management   G&SFP       Other       Consolidated
                                                                   ----------   ----------   -----   -------------   ------------
                                                                                         (in millions)
VOBA:
Balance at January 1, 2004.......................................    $168.5         --        --          --            $168.5
Amortization.....................................................      (5.1)        --        --          --              (5.1)
Adjustment to unrealized gains on securities available for sale..       5.5         --        --          --               5.5
Other adjustments (1)............................................      (1.4)        --        --          --              (1.4)
                                                                     ------         --        --          --            ------
Balance at April 28, 2004........................................    $167.5         --        --          --            $167.5
                                                                     ======         ==        ==          ==            ======

(1)VOBA related to the acquisition of the fixed universal life insurance business of Allmerica was adjusted to reflect adjustments to the purchase price accounting for the acquisition of that block of business.

                                                                                  Wealth               Corporate and
                                                                   Protection   Management    G&SFP        Other       Consolidated
                                                                   ----------   ----------   ------    -------------   ------------
                                                                                            (in millions)
VOBA:
Balance at April 29, 2004........................................   $  167.5      $   --     $   --         --           $  167.5
VOBA derecognized (1)............................................     (167.5)         --         --         --             (167.5)
VOBA recognized (2)..............................................    2,141.8       474.9      247.9         --            2,864.6
Amortization.....................................................      (35.4)      (47.1)     (38.1)        --             (120.6)
Adjustment to unrealized gains on securities available for sale..      (22.3)      (21.4)        --         --              (43.7)
                                                                    --------      ------     ------         --           --------
Balance at December 31, 2004.....................................   $2,084.1      $406.4     $209.8         --           $2,700.3
                                                                    ========      ======     ======         ==           ========

(1)VOBA derecognized in the purchase transaction with Manulife.

(2)VOBA recognized in the purchase transaction with Manulife.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

Amortizable intangible assets (continued):

                                                                                Wealth         Corporate and
                                                                   Protection Management G&SFP     Other     Consolidated
                                                                   ---------- ---------- ----- ------------- ------------
                                                                                       (in millions)
VOBA:
Balance at January 1, 2003.......................................    $177.2       --       --        --          $177.2
Amortization.....................................................     (10.1)      --       --        --           (10.1)
Adjustment to unrealized gains on securities available for sale..      (2.8)      --       --        --            (2.8)
Other adjustments (1)............................................       4.2       --       --        --             4.2
                                                                     ------       --       --        --          ------
Balance at December 31, 2003.....................................    $168.5       --       --        --          $168.5
                                                                     ======       ==       ==        ==          ======

(1) An adjustment of $4.2 million was made to previously recorded VOBA relating to acquisition of the fixed universal life insurance business of Allmerica, to reflect refinements in methods and assumptions implemented upon finalization of transition.

Note 19 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2004 and December 31, 2003, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                December 31,   December 31,
                                                    2004           2003
                                                ------------   ------------
                                                (in millions, except for age)
Life contracts with guaranteed benefits
 In the event of death
 Account values...........................        $6,899.0       $6,249.4
 Net amount at risk related to deposits...           117.5          106.2
 Average attained age of contractholders..              44             46

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of
(b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2004 and December 31, 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation balance minus the current account balance.

                                                                                 December 31,          December 31,
                                                                                     2004                  2003
                                                                                 ------------          ------------
                                                                                 (in millions, except for ages and percents)
Return of net deposits
In the event of death
 Account value.................................................................    $3,273.7              $3,406.4
 Net amount at risk............................................................       121.5                 153.8
 Average attained age of contractholders.......................................          64                    61

Return of net deposits plus a minimum return
In the event of death
 Account value.................................................................    $  985.2              $1,051.7
 Net amount at risk............................................................       212.9                 230.7
 Average attained age of contractholders.......................................          65                    63
 Guaranteed minimum return rate................................................           5%                    5%
At annuitization
 Account value.................................................................    $  212.0              $  169.4
 Net amount at risk............................................................        21.0                    --
 Average attained age of contractholders.......................................          59                    57
 Range of guaranteed minimum return rates......................................         4-5%                  4-5%

Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
 Account value.................................................................    $1,177.0              $1,224.7
 Net amount at risk............................................................       139.2                 214.0
 Average attained age of contractholders.......................................          63                    58

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Account balances of variable contracts with guarantees were invested in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                December 31, December 31,
                                                    2004         2003
                                                ------------ ------------
                                                      (in millions)
Type of Fund
Domestic Equity -- Growth Funds...........       $ 3,031.6    $ 2,813.4
Domestic Bond Funds.......................         2,211.2      2,423.5
Domestic Equity -- Growth & Income Funds..         2,348.1      2,341.2
Balanced Investment Funds.................         2,103.5      2,167.4
Domestic Equity -- Value Funds............         1,097.8        865.0
International Equity Funds................           902.9        621.1
International Bond Funds..................           119.4        107.3
Hedge Funds...............................            31.8         22.7
                                                 ---------    ---------
 Total....................................       $11,846.3    $11,361.6
                                                 =========    =========

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                   Guaranteed     Guaranteed
                                                 Minimum Death  Minimum Income
                                                 Benefit (GMDB) Benefit (GMIB) Totals
                                                 -------------- -------------- ------
                                                            (in millions)
Balance at January 1, 2004.....................      $32.9           $1.0      $33.9
Incurred guarantee benefits....................        5.1             --        5.1
Fair value adjustment at Manulife acquisition..        7.9            0.6        8.5
Paid guarantee benefits........................       (8.7)            --       (8.7)
                                                     -----           ----      -----
Balance at December 31, 2004...................      $37.2           $1.6      $38.8
                                                     =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December, 2004.

      - Data used included 1,000 and 200 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

      - Volatility assumptions depended on mix of investments by contract type and were 19% for annuity and 13.8% for life products.

      - Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired
            (VOBA) models which varied by product

      - Mean investment performance assumptions for annuity contracts were 8.67%.

      -     Annuity mortality was assumed to be 100% of the Annuity 2000 table.

      - Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

      -     Annuity discount rate was 6.5%.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The guaranteed minimum income benefit (GMIB) liability represents the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization, recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The guaranteed minimum accumulation benefit (GMAB) liability is determined each period end by calculating the highest investment value occurring ten or more years prior to each contract's maturity, applying the guaranteed rates of 75% or 100% depending upon the type of contract and adjusting the results proportionately for any new deposits or withdrawals within the final ten years to maturity.

Note 20 -- Quarterly Results of Operations (unaudited)

The following is a summary of unaudited quarterly results of operations for 2004 and 2003:

                                                    2004                                      2003
                               ---------------------------------------------- ------------------------------------
                                         April 1  April 29
                                         through  through
                                 March   April 28 June 30  September December  March     June   September December
                               --------  -------- -------- --------- -------- -------- -------- --------- --------
                                                                  (in millions)
Premiums and other
  considerations............   $  851.1   $276.5  $  551.7 $  829.1  $  926.7 $  818.6 $  815.2 $  821.6  $  993.1
Net investment income.......      983.5    301.2     518.8    760.2     853.1    933.1    942.3    931.5     992.5
Net realized investment
  and other losses, net of
  related amortization of
  deferred policy
  acquisition costs, value
  of business acquired,
  amounts credited to
  participating pension
  contractholders, and the
  policyholder dividend
  obligation................      (97.7)   198.7      48.9   (148.0)     69.1    105.4     78.3    (62.7)    (62.8)
                               --------   ------  -------- --------  -------- -------- -------- --------  --------
Total revenues..............    1,736.9    776.4   1,119.4  1,441.3   1,848.9  1,857.1  1,835.8  1,690.4   1,922.8
Benefits and expenses.......    1,529.4    509.7     895.5  1,371.0   1,654.6  1,470.3  1,469.5  1,493.1   1,658.4
                               --------   ------  -------- --------  -------- -------- -------- --------  --------
Income before income
  taxes and cumulative
  effect of accounting
  changes...................      207.5    266.7     223.9     70.3     194.3    386.8    366.3    197.3     264.4
                               --------   ------  -------- --------  -------- -------- -------- --------  --------
Cumulative effect of
  accounting changes, net
  of tax....................       (3.3)      --        --       --        --       --       --       --    (279.0)
Net income..................   $  154.3   $175.0  $  169.1 $   59.2  $  144.4 $  271.0 $  257.7 $  157.7  $  (95.9)
                               ========   ======  ======== ========  ======== ======== ======== ========  ========

Note 21 -- Subsequent Events

On March 8, 2005, the Company issued 32,000 shares of Common Stock to its sole shareholder, JHFS, for consideration of $320.0 million. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933. Following notification to the Massachusetts Insurance Commissioner, the Company paid a $320.0 million dividend to JHFS on March 7, 2005.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

SCHEDULE I -- SUMMARY OF INVESTMENTS -

      OTHER THAN INVESTMENTS IN RELATED PARTIES As of December 31, 2004 (in
                                   millions)

Column A                                                                 Column B  Column C    Column D
                                                                                               AMOUNT AT
                                                                                                 WHICH
                                                                                             SHOWN IN THE
                                                                                             CONSOLIDATED
TYPE OF INVESTMENT                                                       COST (2)   VALUE    BALANCE SHEET
------------------------------------------------------------------       --------- --------- -------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities..       $   341.0 $   342.2   $   342.2
States, municipalities and political subdivisions.................           606.1     593.9       593.9
Foreign governments...............................................           172.7     184.0       184.0
Public utilities..................................................         4,687.2   4,799.6     4,799.6
Convertibles and bonds with warrants attached.....................            82.8      84.8        84.8
All other corporate bonds.........................................        40,266.0  40,956.3    40,956.3
Certificates of deposits..........................................              --        --          --
Redeemable preferred stock........................................           881.4     902.4       902.4
                                                                         --------- ---------   ---------
Total fixed maturity securities, available-for-sale...............        47,037.2  47,863.2    47,863.2
                                                                         --------- ---------   ---------
Equity securities, available-for-sale:
Common stocks:
Public utilities..................................................              --        --          --
Banks, trust and insurance companies..............................              --        --          --
Industrial, miscellaneous and all other...........................           303.6     312.6       312.6
Non-redeemable preferred stock....................................            17.9      17.9        17.9
                                                                         --------- ---------   ---------
Total equity securities, available-for-sale.......................       $   321.5 $   330.5   $   330.5
                                                                         --------- ---------   ---------
Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities..              --        --          --
States, municipalities and political subdivisions.................              --        --          --
Foreign governments...............................................              --        --          --
Public utilities..................................................              --        --          --
Convertibles and bonds with warrants attached.....................              --        --          --
All other corporate bonds.........................................              --        --          --
Certificates of deposits..........................................              --        --          --
Redeemable preferred stock........................................              --        --          --
                                                                         --------- ---------   ---------
Total fixed maturity securities, held-to-maturity.................              --        --          --
                                                                         --------- ---------   ---------

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

SCHEDULE I -- SUMMARY OF INVESTMENTS --

  OTHER THAN INVESTMENTS IN RELATED PARTIES -- (CONTINUED) As of December 31,
                              2004 (in millions)

Column A                                       Column B  Column C    Column D
                                                                     AMOUNT AT
                                                                       WHICH
                                                                   SHOWN IN THE
                                                                   CONSOLIDATED
TYPE OF INVESTMENT                             COST (2)   VALUE    BALANCE SHEET
-----------------------------------------      --------- --------- -------------
Equity securities, trading:
Common stocks:
Public utilities.........................      $      -- $      --   $      --
Banks, trust and insurance companies.....             --        --          --
Industrial, miscellaneous and all other..            4.2       4.2         4.2
Non-redeemable preferred stock...........             --        --          --
                                               --------- ---------   ---------
Total equity securities, trading.........            4.2       4.2         4.2
                                               --------- ---------   ---------
Mortgage loans on real estate, net (1)...       11,837.9      XXXX    11,792.6
Real estate, net:
Investment properties (1)................          291.1      XXXX       277.2
Acquired in satisfaction of debt (1).....             --      XXXX          --
Policy loans.............................        2,012.0      XXXX     2,012.0
Other long-term investments (2)..........        3,359.3      XXXX     3,359.3
Short-term investments...................            0.2      XXXX         0.2
                                               --------- ---------   ---------
Total investments........................      $64,863.4 $48,197.9   $65,639.2
                                               ========= =========   =========

(1) Difference between Column B and Column D is primarily due to valuation allowances and accumulated depreciation of real estate. See notes to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

   As of December 31, 2004, 2003 and 2002 and for each of the years then ended
                                  (in millions)

Column A                                         Column B    Column C    Column D    Column E   Column F
                                                              FUTURE
                                                              POLICY                   OTHER
                                                            BENEFITS,                 POLICY
                                                 DEFERRED    LOSSES,                  CLAIMS
                                                  POLICY    CLAIMS AND                  AND
                                                ACQUISITION    LOSS      UNEARNED    BENEFITS   PREMIUM
SEGMENT                                            COSTS     EXPENSES  PREMIUMS (1) PAYABLE (1) REVENUE
--------------------------------------------    ----------- ---------- ------------ ----------- --------
2004:
Protection..................................     $  197.4   $26,381.1     $ 43.3      $182.5    $1,546.4
Wealth Management (2).......................        (16.7)   11,640.4         --         0.1        10.0
Guaranteed & Structured Financial Products..          0.6    27,106.6         --         4.6        20.0
Corporate & Other...........................          0.1        40.9         --         0.6       403.6
                                                 --------   ---------     ------      ------    --------
   Total....................................     $  181.4   $65,169.0     $ 43.3      $187.8    $1,980.0
                                                 ========   =========     ======      ======    ========
2003:
Protection..................................     $2,775.1   $23,079.1     $333.3      $129.1    $1,583.8
Wealth Management (2).......................        634.7    10,850.8         --         0.1        35.3
Guaranteed & Structured Financial Products..          7.8    27,420.7       73.6         2.7        16.8
Corporate & Other...........................          3.1       784.3         --        34.6       403.5
                                                 --------   ---------     ------      ------    --------
   Total....................................     $3,420.7   $62,134.9     $406.9      $166.5    $2,039.4
                                                 ========   =========     ======      ======    ========
2002:
Protection..................................     $2,660.3   $20,715.9     $300.3      $108.2    $1,662.1
Wealth Management (2).......................        681.2     8,952.8         --         0.1        29.3
Guaranteed & Structured Financial Products..          8.6    26,845.4       68.6         2.9        18.3
Corporate & Other...........................          2.5     1,043.9         --        49.5       274.5
                                                 --------   ---------     ------      ------    --------
   Total....................................     $3,352.6   $57,558.0     $368.9      $160.7    $1,984.2
                                                 ========   =========     ======      ======    ========

(1) Unearned premiums and other policy claims and benefits payable are included in these amounts.

(2) Formerly referred to as the Asset Gathering Segment prior to the merger with Manulife April 28, 2004.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

   As of December 31, 2004, 2003 and 2002 and for each of the years then ended
                                  (in millions)

Column A                                            Column B   Column C          Column D           Column E
                                                                              AMORTIZATION OF
                                                                              DEFERRED POLICY
                                                                             ACQUISITION COSTS
                                                                               AND VALUE OF
                                                               BENEFITS,    BUSINESS ACQUIRED,
                                                                CLAIMS,      EXCLUDING AMOUNTS
                                                      NET     LOSSES, AND RELATED TO NET REALIZED    OTHER
                                                   INVESTMENT SETTLEMENT   INVESTMENT AND OTHER    OPERATING
SEGMENT                                            INCOME (3)  EXPENSES       GAINS (LOSSES)      EXPENSES (3)
--------------------------------------------       ---------- ----------- ----------------------- ------------
2004:
Protection..................................        $1,371.4   $1,904.7           $132.1            $  470.0
Wealth Management (4).......................           655.4      398.2            103.0               325.8
Guaranteed & Structured Financial Products..         1,364.9      957.5             38.7               188.4
Corporate & Other...........................            25.1      338.4             (0.3)              629.8
                                                    --------   --------           ------            --------
   Total....................................        $3,416.8   $3,598.8           $273.5            $1,614.0
                                                    ========   ========           ======            ========
2003:
Protection..................................        $1,448.9   $1,912.4           $195.1            $  473.8
Wealth Management (4).......................           709.4      500.7            111.4               228.2
Guaranteed & Structured Financial Products..         1,676.7    1,084.0              2.3               194.2
Corporate & Other...........................           (35.6)     352.1             (0.4)              499.7
                                                    --------   --------           ------            --------
   Total....................................        $3,799.4   $3,849.2           $308.4            $1,395.9
                                                    ========   ========           ======            ========
2002:
Protection..................................        $1,339.2   $1,934.5           $174.6            $  532.3
Wealth Management (4).......................           575.0      446.7            140.5               205.2
Guaranteed & Structured Financial Products..         1,703.9    1,186.8              2.2               135.3
Corporate & Other...........................           (37.1)     237.2             (0.8)              374.6
                                                    --------   --------           ------            --------
   Total....................................        $3,581.0   $3,805.2           $316.5            $1,247.4
                                                    ========   ========           ======            ========

(3) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

(4) Formerly referred to as the Asset Gathering Segment prior to the merger with Manulife April 28, 2004.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV -- REINSURANCE

  As of December 31, 2004, 2003 and 2002 and for each of the years then ended:
                                  (in millions)

                                                         ASSUMED              PERCENTAGE
                                             CEDED TO     FROM                OF AMOUNT
                                    GROSS      OTHER      OTHER       NET     ASSUMED TO
                                    AMOUNT   COMPANIES  COMPANIES    AMOUNT      NET
-------------------------------   ---------- ---------- ---------- ---------- ----------
2004:
Life insurance in force........   $255,940.2 $226,330.7 $145,837.1 $175,446.6    83.1%
                                  ========== ========== ========== ==========
Premiums:
Life insurance.................   $  1,626.7 $    728.5 $    478.8 $  1,377.0    34.8%
Accident and health Insurance..        903.4      498.7      198.3      603.0    32.9%
                                  ---------- ---------- ---------- ----------
   Total.......................   $  2,530.1 $  1,227.2 $    677.1 $  1,980.0    34.2%
                                  ========== ========== ========== ==========
2003:
Life insurance in force........   $291,130.3 $222,077.8 $ 75,965.3 $145,017.8    52.4%
                                  ========== ========== ========== ==========
Premiums:
Life insurance.................   $  2,037.1 $  1,036.6 $    491.7 $  1,492.2    33.0%
Accident and health Insurance..        776.4      428.0      198.8      547.2    36.3%
                                  ---------- ---------- ---------- ----------
   Total.......................   $  2,813.5 $  1,464.6 $    690.5 $  2,039.4    33.9%
                                  ========== ========== ========== ==========
2002:
Life insurance in force........   $308,858.4 $179,098.5 $ 34,544.8 $164,304.7    21.0%
                                  ========== ========== ========== ==========
Premiums:
Life insurance.................   $  1,945.3 $    734.3 $    305.4 $  1,516.4    20.1%
Accident and health Insurance..        619.7      315.8      163.9      467.8    35.0%
                                  ---------- ---------- ---------- ----------
   Total.......................   $  2,565.0 $  1,050.1 $    469.3 $  1,984.2    23.7%
                                  ========== ========== ========== ==========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of John Hancock Variable Annuity Account H of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account H (the "Account") (comprising of, respectively, Large Cap Growth, Active Bond, Financial Industries, International Equity Index , Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, Alliance Growth & Income, Alliance Premier Growth, Delaware Small Value, Delaware Trend, Dreyfus Mid Cap Stock, Dreyfus Emerging Leaders, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC) (classes 1 &
2), Fidelity VIP II Overseas (SC) (classes 1 & 2), Janus Aspen Worldwide Growth
(SC), Janus Aspen Global Technology (SC), Lord Abbett Growth & Income, Lord Abbett Mid Cap Value, M Fund Turner Core Growth, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation, M Fund Business Opportunities Value, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (classes IC & SC), MFS Research Series (classes IC & SC), MFS Mid Cap Growth Series (SC), Oppenheimer VA Capital Appreciation (SC), Putnam American Government, Putnam International Equity, Putnam Investors, Putnam Vista, Franklin US Government II, Franklin Small Cap II and Franklin Mutual Shares II Sub-accounts) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account H at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 2, 2005

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2004

                                                 Large Cap                   Financial     International
                                                  Growth      Active Bond    Industries    Equity Index    Health Sciences
                                                Subaccount    Subaccount     Subaccount      Subaccount       Subaccount
                                                -----------   ------------   -----------   -------------   ---------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value   $89,644,276   $235,915,252   $37,676,909    $17,778,260      $16,156,639
 Outside Trust, at value.....................            --             --            --             --               --
                                                -----------   ------------   -----------    -----------      -----------
Total Assets.................................   $89,644,276   $235,915,252   $37,676,909    $17,778,260      $16,156,639
                                                ===========   ============   ===========    ===========      ===========
Net Assets:
Contract in accumulation.....................   $89,644,276   $235,905,729   $37,632,147    $17,778,260      $16,142,352
Contracts in payout (annuitization) period...            --          9,523        44,762             --           14,287
                                                -----------   ------------   -----------    -----------      -----------
Total net assets.............................   $89,644,276   $235,915,252   $37,676,909    $17,778,260      $16,156,639
                                                ===========   ============   ===========    ===========      ===========
Units outstanding............................    11,540,443     19,877,313     2,456,358      1,475,981        1,424,081
                                                ===========   ============   ===========    ===========      ===========
Unit value (in accumulation).................   $      7.77   $      11.87   $     15.34    $     12.05      $     11.35
                                                ===========   ============   ===========    ===========      ===========

                                                 Earnings      Large Cap     Fundamental                   Mid Cap
                                                  Growth         Value          Value      Money Market     Growth
                                                Subaccount     Subaccount    Subaccount     Subaccount    Subaccount
                                                -----------   ------------   -----------   ------------   -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value   $39,284,453   $104,343,513   $81,777,061   $124,937,676   $40,980,279
 Outside Trust, at value.....................            --             --            --             --            --
                                                -----------   ------------   -----------   ------------   -----------
Total Assets.................................   $39,284,453   $104,343,513   $81,777,061   $124,937,676   $40,980,279
                                                ===========   ============   ===========   ============   ===========
Net Assets:
Contract in accumulation.....................   $39,270,207   $104,343,513   $81,777,061   $124,937,676   $40,980,279
Contracts in payout (annuitization) period...        14,246             --            --             --            --
                                                -----------   ------------   -----------   ------------   -----------
Total net assets.............................   $39,284,453   $104,343,513   $81,777,061   $124,937,676   $40,980,279
                                                ===========   ============   ===========   ============   ===========
Units outstanding............................     9,997,353      7,598,977     6,378,011     12,379,167     1,740,548
                                                ===========   ============   ===========   ============   ===========
Unit value (in accumulation).................   $      3.93   $      13.73   $     12.82   $      10.09   $     23.54
                                                ===========   ============   ===========   ============   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                                 Mid Cap        Small Cap      Real Estate      Growth &
                                                 Bond Index      Value B          Value          Equity          Income
                                                 Subaccount     Subaccount      Subaccount     Subaccount      Subaccount
                                                 -----------    -----------    ------------    -----------    ------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $93,939,114    $50,363,523    $120,754,360    $76,050,911    $245,727,558
 Outside Trust, at value.....................             --             --              --             --              --
                                                 -----------    -----------    ------------    -----------    ------------
Total Assets.................................    $93,939,114    $50,363,523    $120,754,360    $76,050,911    $245,727,558
                                                 ===========    ===========    ============    ===========    ============
Net Assets:
Contract in accumulation.....................    $93,919,631    $50,363,523    $120,754,360    $76,033,936    $245,660,061
Contracts in payout (annuitization) period...         19,483             --              --         16,975          67,497
                                                 -----------    -----------    ------------    -----------    ------------
Total net assets.............................    $93,939,114    $50,363,523    $120,754,360    $76,050,911    $245,727,558
                                                 ===========    ===========    ============    ===========    ============
Units outstanding............................      7,424,833      2,820,624       5,020,771      3,726,201      31,479,024
                                                 ===========    ===========    ============    ===========    ============
Unit value (in accumulation).................    $     12.65    $     17.86    $      24.05    $     20.41    $       7.81
                                                 ===========    ===========    ============    ===========    ============

                                                               Total Return    Short-Term       Small Cap       Overseas
                                                  Managed          Bond           Bond       Emerging Growth    Equity B
                                                 Subaccount     Subaccount     Subaccount      Subaccount      Subaccount
                                                ------------   ------------   ------------   ---------------   -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value   $476,793,983   $15,132,753    $103,124,543     $50,099,710     $56,954,691
 Outside Trust, at value.....................             --            --              --              --              --
                                                ------------   -----------    ------------     -----------     -----------
Total Assets.................................   $476,793,983   $15,132,753    $103,124,543     $50,099,710     $56,954,691
                                                ============   ===========    ============     ===========     ===========
Net Assets:
Contract in accumulation.....................   $476,672,682   $15,132,753    $103,124,543     $50,099,710     $56,954,691
Contracts in payout (annuitization) period...        121,301            --              --              --              --
                                                ------------   -----------    ------------     -----------     -----------
Total net assets.............................   $476,793,983   $15,132,753    $103,124,543     $50,099,710     $56,954,691
                                                ============   ===========    ============     ===========     ===========
Units outstanding............................     46,918,685     1,448,013       7,307,760       5,414,628       5,691,494
                                                ============   ===========    ============     ===========     ===========
Unit value (in accumulation).................   $      10.16   $     10.45    $      14.11     $      9.25     $     10.01
                                                ============   ===========    ============     ===========     ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2004

                                                                                                AIM V.I.       AIM V.I.
                                                                                                Premier         Capital
                                                                 High Yield                     Equities      Development
                                                 Equity Index       Bond        Global Bond     Series 1       Series 2
                                                  Subaccount     Subaccount     Subaccount     Subaccount     Subaccount
                                                 ------------    -----------    -----------    -----------    -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $128,719,280    $49,944,612    $42,683,167    $        --    $       --
 Outside Trust, at value.....................              --             --             --     58,231,569     4,495,602
                                                 ------------    -----------    -----------    -----------    ----------
Total Assets.................................    $128,719,280    $49,944,612    $42,683,167    $58,231,569    $4,495,602
                                                 ============    ===========    ===========    ===========    ==========
Net Assets:
Contract in accumulation.....................    $128,719,280    $49,944,612    $42,683,167    $58,201,517    $4,481,270
Contracts in payout (annuitization) period...              --             --             --         30,052        14,332
                                                 ------------    -----------    -----------    -----------    ----------
Total net assets.............................    $128,719,280    $49,944,612    $42,683,167    $58,231,569    $4,495,602
                                                 ============    ===========    ===========    ===========    ==========
Units outstanding............................       7,212,199      4,669,206      2,947,819      7,622,075       379,228
                                                 ============    ===========    ===========    ===========    ==========
Unit value (in accumulation).................    $      17.85    $     10.70    $     14.48    $      7.64    $    11.85
                                                 ============    ===========    ===========    ===========    ==========

                                                  Alliance      Alliance
                                                  Growth &      Premier       Delaware       Delaware     Dreyfus Mid
                                                   Income        Growth      Small Value      Trend        Cap Stock
                                                 Subaccount    Subaccount    Subaccount     Subaccount    Subaccount
                                                 ----------    ----------    -----------    ----------    -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $       --     $     --     $       --      $    --       $     --
 Outside Trust, at value.....................     2,306,677      371,126      1,318,590       91,176        734,207
                                                 ----------     --------     ----------      -------       --------
Total Assets.................................    $2,306,677     $371,126     $1,318,590      $91,176       $734,207
                                                 ==========     ========     ==========      =======       ========
Net Assets:
Contract in accumulation.....................    $2,306,677     $371,126     $1,318,590      $91,176       $734,207
Contracts in payout (annuitization) period...            --           --             --           --             --
                                                 ----------     --------     ----------      -------       --------
Total net assets.............................    $2,306,677     $371,126     $1,318,590      $91,176       $734,207
                                                 ==========     ========     ==========      =======       ========
Units outstanding............................       199,583       38,327         76,382        6,802         52,263
                                                 ==========     ========     ==========      =======       ========
Unit value (in accumulation).................    $    11.56     $   9.68     $    17.26      $ 13.40       $  14.05
                                                 ==========     ========     ==========      =======       ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                 Dreyfus
                                                 Emerging    Fidelity VIP II   Fidelity VIP   Fidelity VIP II   Fidelity VIP
                                                 Leaders     Contrafund (SC)   Growth (SC)     Overseas(SC)     Overseas SC2
                                                Subaccount     Subaccount       Subaccount      Subaccount       Subaccount
                                                ----------   ---------------   ------------   ---------------   ------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $     --      $        --     $        --      $        --       $     --
 Outside Trust, at value.....................     602,767       93,142,927      52,009,521       22,119,675        733,160
                                                 --------      -----------     -----------      -----------       --------
Total Assets.................................    $602,767      $93,142,927     $52,009,521      $22,119,675       $733,160
                                                 ========      ===========     ===========      ===========       ========
Net Assets:
Contract in accumulation.....................    $602,767      $93,128,692     $52,003,651      $22,119,675       $733,160
Contracts in payout (annuitization) period...          --           14,235           5,870               --             --
                                                 --------      -----------     -----------      -----------       --------
Total net assets.............................    $602,767      $93,142,927     $52,009,521      $22,119,675       $733,160
                                                 ========      ===========     ===========      ===========       ========
Units outstanding............................      41,117        7,639,036       6,568,502        2,160,300         56,615
                                                 ========      ===========     ===========      ===========       ========
Unit value (in accumulation).................    $  14.66      $     12.19     $      7.92      $     10.24       $  12.95
                                                 ========      ===========     ===========      ===========       ========

                                                               Janus Aspen     Janus Aspen     Lord Abbett   Lord Abbett
                                                Fidelity VIP    Worldwide        Global         Growth &       Mid Cap
                                                 Growth SC2    Growth (SC)   Technology (SC)     Income         Value
                                                 Subaccount    Subaccount      Subaccount      Subaccount    Subaccount
                                                ------------   -----------   ---------------   -----------   -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value     $     --     $       --      $       --      $       --    $       --
 Outside Trust, at value.....................      918,933      8,768,007       2,784,111       1,462,570     1,314,073
                                                  --------     ----------      ----------      ----------    ----------
Total Assets.................................     $918,933     $8,768,007      $2,784,111      $1,462,570    $1,314,073
                                                  ========     ==========      ==========      ==========    ==========
Net Assets:
Contract in accumulation.....................     $918,933     $8,768,007      $2,784,111      $1,462,570    $1,314,073
Contracts in payout (annuitization) period...           --             --              --              --            --
                                                  --------     ----------      ----------      ----------    ----------
Total net assets.............................     $918,933     $8,768,007      $2,784,111      $1,462,570    $1,314,073
                                                  ========     ==========      ==========      ==========    ==========
Units outstanding............................       92,534      1,332,177         205,337         114,067        90,858
                                                  ========     ==========      ==========      ==========    ==========
Unit value (in accumulation).................     $   9.93     $     6.58      $    13.56      $    12.82    $    14.46
                                                  ========     ==========      ==========      ==========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                  M Fund                        M Fund        M Fund
                                                  Turner        M Fund         Frontier      Business     MFS Investors
                                                   Core         Brandes        Capital      Opportunity   Growth Stock
                                                  Growth     International   Appreciation      Value       Series (IC)
                                                Subaccount    Subaccount      Subaccount    Subaccount     Subaccount
                                                ----------   -------------   ------------   -----------   -------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $     --      $     --        $     --       $    --      $        --
 Outside Trust, at value.....................     192,884       528,745         237,949        69,293       18,149,812
                                                 --------      --------        --------       -------      -----------
Total Assets.................................    $192,884      $528,745        $237,949       $69,293      $18,149,812
                                                 ========      ========        ========       =======      ===========
Net Assets:
Contract in accumulation.....................    $192,884      $528,745        $237,949       $69,293      $18,149,812
Contracts in payout (annuitization) period...          --            --              --            --               --
                                                 --------      --------        --------       -------      -----------
Total net assets.............................    $192,884      $528,745        $237,949       $69,293      $18,149,812
                                                 ========      ========        ========       =======      ===========
Units outstanding............................      25,055        35,235          18,145         5,743        2,187,799
                                                 ========      ========        ========       =======      ===========
Unit value (in accumulation).................    $   7.70      $  15.01        $  13.11       $ 12.07      $      8.30
                                                 ========      ========        ========       =======      ===========

                                                   MFS New                                       MFS New          MFS
                                                  Discovery     MFS Research    MFS Mid Cap     Discovery      Research
                                                 Series (IC)    Series (IC)     Growth (SC)    Series (SC)    Series (SC)
                                                 Subaccount      Subaccount     Subaccount     Subaccount     Subaccount
                                                 -----------    ------------    -----------    -----------    -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $        --    $        --      $     --       $     --       $     --
 Outside Trust, at value.....................     14,921,677     11,349,852       434,325        169,300        209,321
                                                 -----------    -----------      --------       --------       --------
Total Assets.................................    $14,921,677    $11,349,852      $434,325       $169,300       $209,321
                                                 ===========    ===========      ========       ========       ========
Net Assets:
Contract in accumulation.....................    $14,921,677    $11,349,852      $434,325       $169,300       $209,321
Contracts in payout (annuitization) period...             --             --            --             --             --
                                                 -----------    -----------      --------       --------       --------
Total net assets.............................    $14,921,677    $11,349,852      $434,325       $169,300       $209,321
                                                 ===========    ===========      ========       ========       ========
Units outstanding............................      1,148,327      1,237,837        46,505         15,286         18,689
                                                 ===========    ===========      ========       ========       ========
Unit value (in accumulation).................    $     12.99    $      9.17      $   9.34       $  11.08       $  11.20
                                                 ===========    ===========      ========       ========       ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                  Oppenheimer VA        Putnam         Putnam
                                                      Capital          American     International      Putnam
                                                 Appreciation (SC)    Government       Equity        Investors
                                                    Subaccount        Subaccount     Subaccount      Subaccount
                                                 -----------------    ----------    -------------    ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value       $       --         $     --       $     --        $     --
 Outside Trust, at value.....................        1,762,206          258,449        817,662         166,524
                                                    ----------         --------       --------        --------
Total Assets.................................       $1,762,206         $258,449       $817,662        $166,524
                                                    ==========         ========       ========        ========
Net Assets:
Contract in accumulation.....................       $1,762,206         $258,449       $817,662        $166,524
Contracts in payout (annuitization) period...               --               --             --              --
                                                    ----------         --------       --------        --------
Total net assets.............................       $1,762,206         $258,449       $817,662        $166,524
                                                    ==========         ========       ========        ========
Units outstanding............................          165,608           23,883         65,187          15,004
                                                    ==========         ========       ========        ========
Unit value (in accumulation).................       $    10.64         $  10.82       $  12.54        $  11.10
                                                    ==========         ========       ========        ========

                                                                                                  Franklin
                                                   Putnam     Franklin US     Franklin Small    Mutual Shares
                                                   Vista      Gov't II Cl 2       Cap Cl 2        Sec Cl 2
                                                 Subaccount    Subaccount        Subaccount      Subaccount
                                                 ----------   -------------    --------------   -------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust, at value    $       --   $          --   $            --   $          --
 Outside Trust, at value.....................       119,673       2,990,795           647,520         859,664
                                                 ----------   -------------   ---------------   -------------
Total Assets.................................    $  119,673   $   2,990,795   $       647,520   $     859,664
                                                 ==========   =============   ===============   =============
Net Assets:
Contract in accumulation.....................    $  119,673   $   2,990,795   $       647,520   $     859,664
Contracts in payout (annuitization) period...            --              --                --              --
                                                 ----------   -------------   ---------------   -------------
Total net assets.............................    $  119,673   $   2,990,795   $       647,520   $     859,664
                                                 ==========   =============   ===============   =============
Units outstanding............................         9,901         270,370            53,586          67,878
                                                 ==========   =============   ===============   =============
Unit value (in accumulation).................    $    12.09   $       11.06   $         12.08   $       12.66
                                                 ==========   =============   ===============   =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                             STATEMENT OF OPERATIONS

                                December 31, 2004

                                                        Large Cap                Financial   International
                                                          Growth    Active Bond  Industries  Equity Index   Health Sciences
                                                        Subaccount  Subaccount   Subaccount   Subaccount      Subaccount
                                                        ----------  -----------  ----------  -------------  ---------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.........................  $  571,112  $ 8,379,392  $  427,150  $     326,601  $            --
                                                        ----------  -----------  ----------  -------------  ---------------
Total Investment Income...............................     571,112    8,379,392     427,150        326,601               --
Expenses:
 Mortality & expense risk.............................     777,433    3,125,386     477,510        187,130          200,199
                                                        ----------  -----------  ----------  -------------  ---------------
Net investment income(loss)...........................    (206,321)   5,254,006     (50,360)       139,471         (200,199)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....      69,438       (4,057)  1,290,635        585,699          243,228
 Distributions received from realized capital gains
   of the underlying portfolio........................          --    3,141,493          --             --               --
                                                        ----------  -----------  ----------  -------------  ---------------
Realized gain (loss)..................................      69,438    3,137,436   1,290,635        585,699          243,228
Change in unrealized appreciation (depreciation)
  during the period...................................   4,174,613     (151,189)  1,325,207      1,933,236        1,331,521
                                                        ----------  -----------  ----------  -------------  ---------------
Net increase (decrease) in net assets resulting
  from operations.....................................  $4,037,730  $ 8,240,253  $2,565,482  $   2,658,406  $     1,374,550
                                                        ==========  ===========  ==========  =============  ===============

                                                          Earnings    Large Cap     Fundamental                   Mid Cap
                                                           Growth       Value          Value      Money Market     Growth
                                                         Subaccount   Subaccount    Subaccount     Subaccount    Subaccount
                                                        -----------   -----------   -----------   ------------   ----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................  $   306,862   $ 1,489,112   $   775,082   $  1,572,346   $       --
                                                        -----------   -----------   -----------   ------------   ----------
Total Investment Income...............................      306,862     1,489,112       775,082      1,572,346           --
Expenses:.............................................
 Mortality & expense risk.............................      516,384     1,185,536       593,455      1,883,435      496,299
                                                        -----------   -----------   -----------   ------------   ----------
Net investment income(loss)...........................     (209,522)      303,576       181,627       (311,089)    (496,299)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....   (3,291,519)      427,076        14,333             --    1,068,193
 Distributions received from realized capital gains
  of the underlying portfolio.........................           --     2,918,241            --             --    3,739,050
                                                        -----------   -----------   -----------   ------------   ----------
Realized gain (loss)..................................   (3,291,519)    3,345,317        14,333             --    4,807,243
Change in unrealized appreciation (depreciation)
  during the period...................................    3,951,525     8,571,871     8,473,566             --     (602,789)
                                                        -----------   -----------   -----------   ------------   ----------
Net increase (decrease) in net assets resulting
  from operations.....................................  $   450,484   $12,220,764   $ 8,669,526   $   (311,089)  $3,708,155
                                                        ===========   ===========   ===========   ============   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                                       Mid Cap     Small Cap   Real Estate    Growth &
                                                          Bond Index   Value B       Value       Equity        Income
                                                          Subaccount  Subaccount   Subaccount  Subaccount    Subaccount
                                                         -----------  ----------  -----------  -----------  -----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................   $ 4,545,431  $  151,769  $   954,024  $ 1,353,194  $ 2,632,511
                                                         -----------  ----------  -----------  -----------  -----------
Total Investment Income...............................     4,545,431     151,769      954,024    1,353,194    2,632,511
Expenses:
 Mortality & expense risk.............................     1,268,901     407,305    1,368,264      769,502    3,029,049
                                                         -----------  ----------  -----------  -----------  -----------
Net investment income(loss)...........................     3,276,530    (255,536)    (414,240)     583,692     (396,538)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....       349,151     536,853    3,939,547    1,610,593   (3,339,266)
 Distributions received from realized capital gains
   of the underlying portfolio........................       165,834   4,987,971    6,842,707    5,604,316           --
                                                         -----------  ----------  -----------  -----------  -----------
Realized gain (loss)..................................       514,985   5,524,824   10,782,254    7,214,909   (3,339,266)
Change in unrealized appreciation (depreciation)
  during the period...................................    (1,164,829)    843,857   13,088,212   11,131,792   25,440,412
                                                         -----------  ----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations.....................................   $ 2,626,686  $6,113,145  $23,456,226  $18,930,393  $21,704,608
                                                         ===========  ==========  ===========  ===========  ===========

                                                                      Total Return   Short-Term     Small Cap      Overseas
                                                           Managed        Bond          Bond     Emerging Growth   Equity B
                                                          Subaccount   Subaccount    Subaccount    Subaccount     Subaccount
                                                         -----------  ------------  -----------  ---------------  ----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................   $ 9,003,420  $    321,197  $ 3,224,134  $            --  $  163,602
                                                         -----------  ------------  -----------  ---------------  ----------
Total Investment Income...............................     9,003,420       321,197    3,224,134               --     163,602
Expenses:
 Mortality & expense risk.............................     6,046,176       173,382    1,384,985          229,880     404,913
                                                         -----------  ------------  -----------  ---------------  ----------
Net investment income(loss)...........................     2,957,244       147,815    1,839,149         (229,880)   (241,311)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....    (2,940,370)       10,534      (66,600)         253,720   1,444,190
 Distributions received from realized capital gains
    of the underlying portfolio.......................            --       177,195           --               --          --
                                                         -----------  ------------  -----------  ---------------  ----------
Realized gain (loss)..................................    (2,940,370)      187,729      (66,600)         253,720   1,444,190
Change in unrealized appreciation (depreciation)
  during the period...................................    30,927,598       101,603   (1,652,049)       4,319,579   3,722,100
                                                         -----------  ------------  -----------  ---------------  ----------
Net increase (decrease) in net assets resulting
  from operations.....................................   $30,944,472  $    437,147  $   120,500  $     4,343,419  $4,924,979
                                                         ===========  ============  ===========  ===============  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                                                                  AIM V.I.    AIM V.I.
                                                                                                  Premier      Capital
                                                                       High Yield                 Equities   Development
                                                        Equity Index      Bond     Global Bond    Series 1    Series 2
                                                         Subaccount    Subaccount  Subaccount    Subaccount  Subaccount
                                                        -----------   -----------  -----------  -----------  -----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................  $ 2,235,041   $ 3,285,145  $ 2,416,435  $   265,725  $        --
                                                        -----------   -----------  -----------  -----------  -----------
Total Investment Income...............................    2,235,041     3,285,145    2,416,435      265,725           --
Expenses:
 Mortality & expense risk.............................    1,581,328       638,781      520,923      767,025       44,629
                                                        -----------   -----------  -----------  -----------  -----------
Net investment income(loss)...........................      653,713     2,646,364    1,895,512     (501,300)     (44,629)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....   (2,372,401)   (1,243,046)     765,797   (3,505,889)     188,073
 Distributions received from realized capital gains
    of the underlying portfolio.......................           --            --           --           --           --
                                                        -----------   -----------  -----------  -----------  -----------
Realized gain (loss)..................................   (2,372,401)   (1,243,046)     765,797   (3,505,889)     188,073
Change in unrealized appreciation (depreciation)
  during the period...................................   12,717,058     1,828,795      947,191    6,371,903      371,649
                                                        -----------   -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations.....................................  $10,998,370   $ 3,232,113  $ 3,608,500  $ 2,364,714  $   515,093
                                                        ===========   ===========  ===========  ===========  ===========

                                                         Alliance     Alliance
                                                         Growth &     Premier      Delaware     Delaware    Dreyfus Mid
                                                          Income       Growth     Small Value    Trend       Cap Stock
                                                        Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                                                        -----------  -----------  -----------  -----------  -----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................  $    16,662  $        --  $    22,892  $        --  $     1,264
                                                        -----------  -----------  -----------  -----------  -----------
Total Investment Income...............................       16,662           --       22,892           --        1,264
Expenses:
 Mortality & expense risk.............................       27,463        4,886       14,170        1,174        8,491
                                                        -----------  -----------  -----------  -----------  -----------
Net investment income(loss)...........................      (10,801)      (4,886)       8,722       (1,174)      (7,227)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....       26,655       (8,732)      43,637        6,012        4,978
 Distributions received from realized capital
   gains of the underlying portfolio..................           --           --           --           --       17,089
                                                        -----------  -----------  -----------  -----------  -----------
Realized gain (loss)..................................       26,655       (8,732)      43,637        6,012       22,067
Change in unrealized appreciation (depreciation)
  during the period...................................      180,176       35,254      152,567        3,935       68,703
                                                        -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
   from operations....................................  $   196,030  $    21,636  $   204,926  $     8,773  $    83,543
                                                        ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                         Dreyfus
                                                         Emerging   Fidelity VIP II   Fidelity VIP  Fidelity VIP II   Fidelity VIP
                                                         Leaders    Contrafund (SC)   Growth (SC)    Overseas (SC)   Overseas (SC2)
                                                        Subaccount    Subaccount       Subaccount     Subaccount       Subaccount
                                                        ----------  ---------------   ------------  ---------------  --------------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................  $       --  $       209,263  $      95,355  $       213,454  $       6,961
                                                        ----------  ---------------  -------------  ---------------  -------------
Total Investment Income...............................          --          209,263         95,355          213,454          6,961
Expenses:
 Mortality & expense risk.............................       6,581        1,088,244        691,574          262,237          8,669
                                                        ----------  ---------------  -------------  ---------------  -------------
Net investment income(loss)...........................      (6,581)        (878,981)      (596,219)         (48,783)        (1,708)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....      21,245          265,946     (3,179,052)        (264,186)        18,874
 Distributions received from realized capital gains
   of the underlying portfolio........................      49,032               --             --               --             --
                                                        ----------  ---------------  -------------  ---------------  -------------
Realized gain (loss)..................................      70,277          265,946     (3,179,052)        (264,186)        18,874
Change in unrealized appreciation (depreciation)
  during the period...................................      (9,944)      11,935,126      4,685,214        2,645,513         61,174
                                                        ----------  ---------------  -------------  ---------------  -------------
Net increase (decrease) in net assets resulting
  from operations.....................................  $   53,752  $    11,322,091  $     909,943  $     2,332,544  $      78,340
                                                        ==========  ===============  =============  ===============  =============

                                                                      Janus Aspen    Janus Aspen    Lord Abbett  Lord Abbett
                                                        Fidelity VIP   Worldwide       Global        Growth &      Mid Cap
                                                        Growth (SC2)  Growth (SC)  Technology (SC)    Income        Value
                                                         Subaccount   Subaccount     Subaccount     Subaccount   Subaccount
                                                        ------------  -----------  ---------------  -----------  -----------
Investment Income:
Distributions received from the net investment
  income of the underlying portfolio..................  $      1,132  $    81,299  $            --  $    11,582  $     3,514
                                                        ------------  -----------  ---------------  -----------  -----------
Total Investment Income...............................         1,132       81,299               --       11,582        3,514
Expenses:
 Mortality & expense risk.............................        11,266      117,051           36,222       17,873       14,620
                                                        ------------  -----------  ---------------  -----------  -----------
Net investment income(loss)...........................       (10,134)     (35,752)         (36,222)      (6,291)     (11,106)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....        10,410     (477,306)          36,842       50,405       51,089
 Distributions received from realized capital gains
   of the underlying portfolio........................            --           --               --       11,773       17,902
                                                        ------------  -----------  ---------------  -----------  -----------
Realized gain (loss)..................................        10,410     (477,306)          36,842       62,178       68,991
Change in unrealized appreciation (depreciation)
  during the period...................................        16,371      747,420          (36,768)      96,124      176,053
                                                        ------------  -----------  ---------------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations.....................................  $     16,647  $   234,362  $       (36,148) $   152,011  $   233,938
                                                        ============  ===========  ===============  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

                                                                                                                         MFS
                                                                                                M Fund      M Fund     Investors
                                                                                  M Fund       Frontier    Business     Growth
                                                                 M Fund Turner    Brandes      Capital    Opportunity    Stock
                                                                  Core Growth  International Appreciation    Value    Series (IC)
                                                                  Subaccount    Subaccount    Subaccount  Subaccount  Subaccount
                                                                 ------------- ------------- ------------ ----------- -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio..................................     $   471       $ 5,448      $    --      $   357   $       --
                                                                    -------       -------      -------      -------   ----------
Total Investment Income........................................         471         5,448           --          357           --
Expenses:
 Mortality & expense risk......................................       1,972         5,935        2,730          804      228,690
                                                                    -------       -------      -------      -------   ----------
Net investment income(loss)....................................      (1,501)         (487)      (2,730)        (447)    (228,690)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares..............         100        11,543           52        1,244     (897,563)
 Distributions received from realized capital gains of
   the underlying portfolio....................................          --        25,396           --          428           --
                                                                    -------       -------      -------      -------   ----------
Realized gain (loss)...........................................         100        36,939           52        1,672     (897,563)
Change in unrealized appreciation (depreciation)
  during the period............................................      19,487        60,033       21,283       11,109    2,446,378
                                                                    -------       -------      -------      -------   ----------
Net increase (decrease) in net assets resulting from
  operations...................................................     $18,086       $96,485      $18,605      $12,334   $1,320,125
                                                                    =======       =======      =======      =======   ==========

                                                          MFS New                                 MFS New       MFS
                                                         Discovery   MFS Research   MFS Mid Cap   Discovery    Research
                                                        Series (IC)   Series (IC)   Growth (SC)  Series (SC)  Series (SC)
                                                        Subaccount    Subaccount    Subaccount   Subaccount   Subaccount
                                                        ----------   ------------   -----------  -----------  -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.........................  $       --   $    124,010   $        --  $        --  $     1,826
                                                        ----------   ------------   -----------  -----------  -----------
Total Investment Income...............................          --        124,010            --           --        1,826
Expenses:
 Mortality & expense risk.............................     198,847        142,914         5,016        2,068        2,480
                                                        ----------   ------------   -----------  -----------  -----------
Net investment income(loss)...........................    (198,847)       (18,904)       (5,016)      (2,068)        (654)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....    (578,589)      (570,773)       (1,618)        (920)       1,907
 Distributions received from realized capital gains
   of the underlying portfolio........................          --             --            --           --           --
                                                        ----------   ------------   -----------  -----------  -----------
Realized gain (loss)..................................    (578,589)      (570,773)       (1,618)        (920)       1,907
Change in unrealized appreciation (depreciation)
  during the period...................................   1,416,210      2,109,054        56,959        9,911       25,040
                                                        ----------   ------------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations..........................................  $  638,774   $  1,519,377   $    50,325  $     6,923  $    26,293
                                                        ==========   ============   ===========  ===========  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2004

                                                          Oppenheimer VA      Putnam       Putnam
                                                              Capital        American   International    Putnam
                                                         Appreciation (SC)  Government     Equity      Investors
                                                            Subaccount      Subaccount   Subaccount    Subaccount
                                                         -----------------  ----------  -------------  ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.........................       $  3,934        $ 10,128      $  11,198   $    721
                                                             --------        --------      ---------   --------
Total Investment Income...............................          3,934          10,128         11,198        721
Expenses:
 Mortality & expense risk.............................         21,443           3,266          9,343      1,898
                                                             --------        --------      ---------   --------
Net investment income(loss)...........................        (17,509)          6,862          1,855     (1,177)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....         (2,270)         (1,666)         2,691      2,534
 Distributions received from realized capital gains of
   the underlying portfolio...........................             --           4,142             --         --
                                                             --------        --------      ---------   --------
Realized gain (loss)..................................         (2,270)          2,476          2,691      2,534
Change in unrealized appreciation (depreciation)
  during the period...................................        108,254          (5,799)       100,622     15,461
                                                             --------        --------      ---------   --------
Net increase (decrease) in net assets resulting from
  operations..........................................       $ 88,475        $  3,539      $ 105,168   $ 16,818
                                                             ========        ========      =========   ========

                                                                                                        Franklin
                                                                        Franklin US   Franklin Small  Mutual Shares
                                                         Putnam Vista  Gov't II Cl 2     Cap Cl 2       Sec Cl 2
                                                          Subaccount    Subaccount      Subaccount     Subaccount
                                                         ------------  -------------  --------------  -------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.........................     $    --       $152,435        $    --         $ 5,808
                                                           -------       --------        -------         -------
Total Investment Income...............................          --        152,435             --           5,808
Expenses:
 Mortality & expense risk.............................       1,354         38,332          7,328           9,556
                                                           -------       --------        -------         -------
Net investment income(loss)...........................      (1,354)       114,103         (7,328)         (3,748)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....           3         (7,215)         2,235           2,326
 Distributions received from realized capital gains of
   the underlying portfolio...........................          --             --             --              --
                                                           -------       --------        -------         -------
Realized gain (loss)..................................           3         (7,215)         2,235           2,326
Change in unrealized appreciation (depreciation)
  during the period...................................      18,940        (42,370)        63,182          86,130
                                                           -------       --------        -------         -------
Net increase (decrease) in net assets resulting from
  operations..........................................     $17,589       $ 64,518        $58,089         $84,708
                                                           =======       ========        =======         =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                                   Large Cap Growth              Active Bond
                                                                      Subaccount                  Subaccount
                                                               ------------------------   --------------------------
                                                                   2004      2003/(a)/        2004          2003
                                                               -----------  -----------   ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $  (206,321) $  (399,826)  $  5,254,006  $  7,809,396
 Realized gain (loss)........................................       69,438   (1,544,332)     3,137,436     6,903,040
 Change in unrealized appreciation (depreciation) during
   the year..................................................    4,174,613   11,497,228       (151,189)   (3,334,644)
                                                               -----------  -----------   ------------  ------------
Net increase (decrease) in net assets resulting from
  operations.................................................    4,037,730    9,553,070      8,240,253    11,377,792
Contract transactions:
 Net payments received from contract owners..................    4,166,722    4,749,270     10,254,358    20,114,028
 Net transfers for contract benefits and terminations........   (7,416,763)  (3,765,940)   (33,102,053)  (33,554,210)
 Net transfers between subaccounts...........................   34,513,991   13,070,468     (8,174,267)   66,672,781
                                                               -----------  -----------   ------------  ------------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................   31,263,950   14,053,798    (31,021,962)   53,232,599
                                                               -----------  -----------   ------------  ------------
Total increase (decrease) in net assets......................   35,301,680   23,606,868    (22,781,709)   64,610,391
Net assets at the beginning of the year......................   54,342,596   30,735,728    258,696,961   194,086,570
                                                               -----------  -----------   ------------  ------------
Net assets at the end of the year............................  $89,644,276  $54,342,596   $235,915,252  $258,696,961
                                                               ===========  ===========   ============  ============

                                                                  Financial Industries    International Equity Index
                                                                       Subaccount                Subaccount
                                                                ------------------------  --------------------------
                                                                    2004      2003/(a)/       2004        2003/(a)/
                                                                -----------  -----------  -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   (50,360) $    43,402  $   139,471   $   123,433
 Realized gain (loss)........................................     1,290,635     (524,194)     585,699       562,897
 Change in unrealized appreciation (depreciation) during
   the year..................................................     1,325,207    8,179,973    1,933,236     2,205,486
                                                                -----------  -----------  -----------   -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     2,565,482    7,699,181    2,658,406     2,891,816
Contract transactions:
 Net payments received from contract owners..................     1,165,970    1,429,001    1,334,212     1,472,437
 Net transfers for contract benefits and terminations........    (4,978,808)   4,624,352   (1,153,878)     (579,634)
 Net transfers between subaccounts...........................       201,244   (1,228,210)   3,061,428     6,950,488
                                                                -----------  -----------  -----------   -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    (3,611,594)  (4,423,561)   3,241,762     7,843,291
                                                                -----------  -----------  -----------   -----------
Total increase (decrease) in net assets......................    (1,046,112)   3,235,620    5,900,168    10,735,107
Net assets at the beginning of the year......................    38,723,021   35,447,401   11,878,092     1,142,985
                                                                -----------  -----------  -----------   -----------
Net assets at the end of the year............................   $37,676,909  $38,723,021  $17,778,260   $11,878,092
                                                                ===========  ===========  ===========   ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                     Health Sciences            Earnings Growth
                                                                       Subaccount                 Subaccount
                                                                ------------------------   ------------------------
                                                                    2004      2003/(a)/        2004      2003/(a)/
                                                                -----------  -----------   -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $  (200,199) $  (105,027)  $  (209,522) $  (449,400)
 Realized gain (loss)........................................       243,228     (288,176)   (3,291,519)  (3,978,051)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     1,331,521    3,169,347     3,951,525   12,385,842
                                                                -----------  -----------   -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     1,374,550    2,776,144       450,484    7,958,391
Contract transactions:
 Net payments received from contract owners..................     1,361,605    1,887,166     1,802,139    2,366,502
 Net transfers for contract benefits and terminations........    (1,857,195)    (934,741)   (5,300,020)  (4,304,509)
 Net transfers between subaccounts...........................       844,331    2,030,963       109,324     (307,087)
                                                                -----------  -----------   -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................       348,741    2,983,388    (3,388,557)  (2,245,094)
                                                                -----------  -----------   -----------  -----------
Total increase (decrease) in net assets......................     1,723,291    5,759,532    (2,938,073)   5,713,297
Net assets at the beginning of the year......................    14,433,348    8,673,816    42,222,526   36,509,229
                                                                -----------  -----------   -----------  -----------
Net assets at the end of the year............................   $16,156,639  $14,433,348   $39,284,453  $42,222,526
                                                                ===========  ===========   ===========  ===========

                                                                    Large Cap Value           Fundamental Value
                                                                       Subaccount                Subaccount
                                                               -------------------------  ------------------------
                                                                   2004          2003         2004      2003/(a)/
                                                               ------------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $    303,576  $   426,908  $   181,627  $    52,604
 Realized gain (loss)........................................     3,345,317      331,421       14,333   (1,168,531)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     8,571,871   13,291,754    8,473,566    9,321,917
                                                               ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................    12,220,764   14,050,083    8,669,526    8,205,990
Contract transactions:
 Net payments received from contract owners..................     7,242,509    8,664,325    2,458,250    2,598,219
 Net transfers for contract benefits and terminations........   (10,200,625)  (5,617,616)  (6,252,354)  (4,116,460)
 Net transfers between subaccounts...........................    13,574,411   14,742,746   37,490,874      979,933
                                                               ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    10,616,295   17,789,455   33,696,770     (538,308)
                                                               ------------  -----------  -----------  -----------
Total increase (decrease) in net assets......................    22,837,059   31,839,538   42,366,296    7,667,682
Net assets at the beginning of the year......................    81,506,454   49,666,916   39,410,765   31,743,083
                                                               ------------  -----------  -----------  -----------
Net assets at the end of the year............................  $104,343,513  $81,506,454  $81,777,061  $39,410,765
                                                               ============  ===========  ===========  ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                      Money Market              Mid Cap Growth
                                                                       Subaccount                 Subaccount
                                                               --------------------------  ------------------------
                                                                   2004          2003          2004         2003
                                                               ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $   (311,089) $   (667,387) $  (496,299) $  (335,588)
 Realized gain (loss)........................................            --           (25)   4,807,243    2,399,849
 Change in unrealized appreciation (depreciation) during
   the year..................................................            --            --     (602,789)   8,015,341
                                                               ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................      (311,089)     (667,412)   3,708,155   10,079,602
Contract transactions:
 Net payments received from contract owners..................    10,748,240    21,838,513    2,651,695    3,354,000
 Net transfers for contract benefits and terminations........   (43,717,255)  (69,268,181)  (4,881,584)  (3,418,335)
 Net transfers between subaccounts...........................   (19,951,706)  (27,506,629)   2,749,513    6,114,880
                                                               ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................   (52,920,721)  (74,936,297)     519,624    6,050,545
                                                               ------------  ------------  -----------  -----------
Total increase (decrease) in net assets......................   (53,231,810)  (75,603,709)   4,227,779   16,130,147
Net assets at the beginning of the year......................   178,169,486   253,773,195   36,752,500   20,622,353
                                                               ------------  ------------  -----------  -----------
Net assets at the end of the year............................  $124,937,676  $178,169,486  $40,980,279  $36,752,500
                                                               ============  ============  ===========  ===========

                                                                       Bond Index               Mid Cap Value B
                                                                       Subaccount                 Subaccount
                                                               --------------------------  ------------------------
                                                                   2004        2003/(a)/       2004      2003/(a)/
                                                               ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $  3,276,530  $  3,412,932  $  (255,536) $   524,866
 Realized gain (loss)........................................       514,985     1,539,561    5,524,824    1,131,142
 Change in unrealized appreciation (depreciation) during
   the year..................................................    (1,164,829)   (2,560,388)     843,857    4,730,207
                                                               ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     2,626,686     2,392,105    6,113,145    6,386,215
Contract transactions:
 Net payments received from contract owners..................     5,125,672    10,418,861    2,538,950    2,041,853
 Net transfers for contract benefits and terminations........   (14,130,257)  (15,476,122)  (3,081,635)  (1,811,118)
 Net transfers between subaccounts...........................    (4,392,697)    1,288,043   20,289,142    4,697,744
                                                               ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................   (13,397,282)   (3,769,218)  19,746,457    4,928,479
                                                               ------------  ------------  -----------  -----------
Total increase (decrease) in net assets......................   (10,770,596)   (1,377,113)  25,859,602   11,314,694
Net assets at the beginning of the year......................   104,709,710   106,086,823   24,503,921   13,189,227
                                                               ------------  ------------  -----------  -----------
Net assets at the end of the year............................  $ 93,939,114  $104,709,710  $50,363,523  $24,503,921
                                                               ============  ============  ===========  ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                     Small Cap Value          Real Estate Equity
                                                                       Subaccount                 Subaccount
                                                               --------------------------  ------------------------
                                                                   2004          2003          2004      2003/(a)/
                                                               ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $   (414,240) $   (464,065) $   583,692  $   891,637
 Realized gain (loss)........................................    10,782,254     4,179,400    7,214,909    2,030,154
 Change in unrealized appreciation (depreciation) during
   the year..................................................    13,088,212    21,165,885   11,131,792    9,739,752
                                                               ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................    23,456,226    24,881,220   18,930,393   12,661,543
Contract transactions:
 Net payments received from contract owners..................     5,256,227     7,105,857    3,867,140    3,450,286
 Net transfers for contract benefits and terminations........   (12,749,210)   (7,875,737)  (6,965,234)  (3,766,029)
 Net transfers between subaccounts...........................     4,573,565     7,308,710    6,973,828    6,974,955
                                                               ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    (2,919,418)    6,538,830    3,875,734    6,659,212
                                                               ------------  ------------  -----------  -----------
Total increase (decrease) in net assets......................    20,536,808    31,420,050   22,806,127   19,320,755
Net assets at the beginning of the year......................   100,217,552    68,797,502   53,244,784   33,924,029
                                                               ------------  ------------  -----------  -----------
Net assets at the end of the year............................  $120,754,360  $100,217,552  $76,050,911  $53,244,784
                                                               ============  ============  ===========  ===========

                                                                     Growth & Income                 Managed
                                                                       Subaccount                  Subaccount
                                                               --------------------------  --------------------------
                                                                   2004        2003/(a)/       2004        2003/(a)/
                                                               ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $   (396,538) $   (655,927) $  2,957,244  $  9,131,833
 Realized gain (loss)........................................    (3,339,266)   (9,224,661)   (2,940,370)  (11,670,924)
 Change in unrealized appreciation (depreciation) during
   the year..................................................    25,440,412    55,566,485    30,927,598    75,234,385
                                                               ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations.................................................    21,704,608    45,685,897    30,944,472    72,695,294
Contract transactions:
 Net payments received from contract owners..................     7,786,485     8,694,534    21,456,611    24,238,774
 Net transfers for contract benefits and terminations........   (31,978,012)  (24,939,543)  (72,805,357)  (65,414,244)
 Net transfers between subaccounts...........................     1,096,730    45,831,484     8,323,394     6,001,448
                                                               ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................   (23,094,797)   29,586,475   (43,025,352)  (35,174,022)
                                                               ------------  ------------  ------------  ------------
Total increase (decrease) in net assets......................    (1,390,189)   75,272,372   (12,080,880)   37,521,272
Net assets at the beginning of the year......................   247,117,747   171,845,375   488,874,863   451,353,591
                                                               ------------  ------------  ------------  ------------
Net assets at the end of the year............................  $245,727,558  $247,117,747  $476,793,983  $488,874,863
                                                               ============  ============  ============  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                       Total Return Bond                Short-Term
                                                                          Subaccount                  Bond Subaccount
                                                                ------------------------------  --------------------------
                                                                                Period from
                                                                             May 1, 2003 (*) to
                                                                    2004       Dec. 31, 2003        2004        2003/(a)/
                                                                -----------  ------------------ ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $   147,815      $   17,856     $  1,839,149  $  2,399,090
 Realized gain (loss)........................................       187,729          18,791          (66,600)      342,378
 Change in unrealized appreciation (depreciation) during
   the year..................................................       101,603          28,471       (1,652,049)   (1,167,747)
                                                                -----------      ----------     ------------  ------------
Net increase (decrease) in net assets resulting from
  operations.................................................       437,147          65,118          120,500     1,573,721
Contract transactions:
 Net payments received from contract owners..................     3,624,806       4,429,732        5,216,662     9,875,104
 Net transfers for contract benefits and terminations........      (985,294)       (171,754)     (16,291,739)  (14,382,627)
 Net transfers between subaccounts...........................     4,296,433       3,436,565        3,590,847    12,493,048
                                                                -----------      ----------     ------------  ------------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................     6,935,945       7,694,543       (7,484,230)    7,985,525
                                                                -----------      ----------     ------------  ------------
Total increase (decrease) in net assets......................     7,373,092       7,759,661       (7,363,730)    9,559,246
Net assets at the beginning of the year......................     7,759,661              --      110,488,273   100,929,027
                                                                -----------      ----------     ------------  ------------
Net assets at the end of the year............................   $15,132,753      $7,759,661     $103,124,543  $110,488,273
                                                                ===========      ==========     ============  ============

                                                                Small Cap Emerging Growth     Overseas Equity B
                                                                       Subaccount                 Subaccount
                                                                -------------------------  ------------------------
                                                                    2004       2003/(a)/       2004      2003/(a)/
                                                                -----------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $  (229,880) $   (98,562)  $  (241,311) $    49,945
 Realized gain (loss)........................................       253,720     (324,835)    1,444,190      215,038
 Change in unrealized appreciation (depreciation) during
   the year..................................................     4,319,579    3,540,224     3,722,100    6,298,609
                                                                -----------  -----------   -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     4,343,419    3,116,827     4,924,979    6,563,592
Contract transactions:
 Net payments received from contract owners..................     1,157,357      892,259     1,144,975    1,173,516
 Net transfers for contract benefits and terminations........    (2,602,645)    (824,238)   (4,171,523)  (2,300,208)
 Net transfers between subaccounts...........................    35,943,132    1,954,918    27,978,571    2,466,183
                                                                -----------  -----------   -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    34,497,844    2,022,939    24,952,023    1,339,491
                                                                -----------  -----------   -----------  -----------
Total increase (decrease) in net assets......................    38,841,263    5,139,766    29,877,002    7,903,083
Net assets at the beginning of the year......................    11,258,447    6,118,681    27,077,689   19,174,606
                                                                -----------  -----------   -----------  -----------
Net assets at the end of the year............................   $50,099,710  $11,258,447   $56,954,691  $27,077,689
                                                                ===========  ===========   ===========  ===========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                      Equity Index               High Yield Bond
                                                                       Subaccount                  Subaccount
                                                               --------------------------   ------------------------
                                                                   2004        2003/(a)/        2004      2003/(a)/
                                                               ------------  ------------   -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $    653,713  $  1,768,841   $ 2,646,364  $ 2,112,688
 Realized gain (loss)........................................    (2,372,401)   (3,847,539)   (1,243,046)  (1,300,843)
 Change in unrealized appreciation (depreciation) during
   the year..................................................    12,717,058    25,143,768     1,828,795    4,262,992
                                                               ------------  ------------   -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................    10,998,370    23,065,070     3,232,113    5,074,837
Contract transactions:
 Net payments received from contract owners..................     7,021,558     9,324,697     3,437,914    7,110,839
 Net transfers for contract benefits and terminations........   (14,012,199)   (9,049,234)   (5,792,552)  (4,244,716)
 Net transfers between subaccounts...........................     4,920,297    13,015,828       956,158   13,315,503
                                                               ------------  ------------   -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    (2,070,344)   13,291,291    (1,398,480)  16,181,626
                                                               ------------  ------------   -----------  -----------
Total increase (decrease) in net assets......................     8,928,026    36,356,361     1,833,633   21,256,463
Net assets at the beginning of the year......................   119,791,254    83,434,893    48,110,979   26,854,516
                                                               ------------  ------------   -----------  -----------
Net assets at the end of the year............................  $128,719,280  $119,791,254   $49,944,612  $48,110,979
                                                               ============  ============   ===========  ===========

                                                                       Global Bond         AIM V.I. Premier Equities Series 1
                                                                       Subaccount                       Subaccount
                                                                ------------------------   ----------------------------------
                                                                    2004      2003/(a)/           2004              2003
                                                                -----------  -----------      ------------      -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $ 1,895,512  $ 2,126,110      $   (501,300)     $  (506,646)
 Realized gain (loss)........................................       765,797    1,225,292        (3,505,889)      (5,699,690)
 Change in unrealized appreciation (depreciation) during
   the year..................................................       947,191    1,136,816         6,371,903       18,397,380
                                                                -----------  -----------      ------------      -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     3,608,500    4,488,218         2,364,714       12,191,044
Contract transactions:
 Net payments received from contract owners..................     3,106,671    6,740,535           712,660          787,051
 Net transfers for contract benefits and terminations........    (5,077,601)  (4,353,496)       (8,494,036)      (6,212,916)
 Net transfers between subaccounts...........................     1,942,201    5,795,219        (3,061,289)      19,559,208
                                                                -----------  -----------      ------------      -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................       (28,729)   8,182,258       (10,842,665)      14,133,343
                                                                -----------  -----------      ------------      -----------
Total increase (decrease) in net assets......................     3,579,771   12,670,476        (8,477,951)      26,324,387
Net assets at the beginning of the year......................    39,103,396   26,432,920        66,709,520       40,385,133
                                                                -----------  -----------      ------------      -----------
Net assets at the end of the year............................   $42,683,167  $39,103,396      $ 58,231,569      $66,709,520
                                                                ===========  ===========      ============      ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                AIM V.I. Capital Development Series   Alliance Growth & Income
                                                                             2 Subaccount                    Subaccount
                                                                -----------------------------------   ------------------------
                                                                   2004                     2003         2004          2003
                                                                ----------               ----------   ----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $  (44,629)              $  (15,944)  $  (10,801)   $   (6,708)
 Realized gain (loss)........................................      188,073                   48,236       26,655       (46,842)
 Change in unrealized appreciation (depreciation) during
   the year..................................................      371,649                  369,028      180,176       478,251
                                                                ----------               ----------   ----------    ----------
Net increase (decrease) in net assets resulting from
  operations.................................................      515,093                  401,320      196,030       424,701
Contract transactions:
 Net payments received from contract owners..................      361,625                  450,684       25,679       151,910
 Net transfers for contract benefits and terminations........     (492,262)                 (93,442)    (184,114)     (138,916)
 Net transfers between subaccounts...........................    1,516,735                1,229,112      301,227       331,270
                                                                ----------               ----------   ----------    ----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    1,386,098                1,586,354      142,792       344,264
                                                                ----------               ----------   ----------    ----------
Total increase (decrease) in net assets......................    1,901,191                1,987,674      338,822       768,965
Net assets at the beginning of the year......................    2,594,411                  606,737    1,967,855     1,198,890
                                                                ----------               ----------   ----------    ----------
Net assets at the end of the year............................   $4,495,602               $2,594,411   $2,306,677    $1,967,855
                                                                ==========               ==========   ==========    ==========

                                                               Alliance Premier Growth    Delaware Small Value
                                                                      Subaccount                Subaccount
                                                               -----------------------    --------------------
                                                                  2004         2003          2004       2003
                                                                --------     --------     ----------  --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $ (4,886)    $ (4,107)    $    8,722  $ (6,265)
 Realized gain (loss)........................................     (8,732)      (5,150)        43,637     6,290
 Change in unrealized appreciation (depreciation) during
   the year..................................................     35,254       75,518        152,567   217,567
                                                                --------     --------     ----------  --------
Net increase (decrease) in net assets resulting from
  operations.................................................     21,636       66,261        204,926   217,592
Contract transactions:
 Net payments received from contract owners..................     11,175       68,976         19,612    50,827
 Net transfers for contract benefits and terminations........    (86,198)      (9,244)       (80,205)  (76,552)
 Net transfers between subaccounts...........................      3,165       61,078        364,710   189,886
                                                                --------     --------     ----------  --------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    (71,858)     120,810        304,117   164,161
                                                                --------     --------     ----------  --------
Total increase (decrease) in net assets......................    (50,222)     187,071        509,043   381,753
Net assets at the beginning of the year......................    421,348      234,277        809,547   427,794
                                                                --------     --------     ----------  --------
Net assets at the end of the year............................   $371,126     $421,348     $1,318,590  $809,547
                                                                ========     ========     ==========  ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        For the years ended December 31,

                                                                  Delaware Trend    Dreyfus Mid Cap Stock
                                                                    Subaccount          Subaccount
                                                               -------------------  ---------------------
                                                                 2004       2003      2004        2003
                                                               --------   --------  --------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................  $ (1,174)  $   (990) $ (7,227)  $ (5,657)
 Realized gain (loss)........................................     6,012     (1,125)   22,067     (6,752)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     3,935     26,841    68,703    163,358
                                                               --------   --------  --------   --------
Net increase (decrease) in net assets resulting from
  operations.................................................     8,773     24,726    83,543    150,949
Contract transactions:
 Net payments received from contract owners..................       355     16,085    12,462     73,033
 Net transfers for contract benefits and terminations........   (16,750)   (25,191)  (32,249)   (53,184)
 Net transfers between subaccounts...........................     1,508     31,432    11,536    103,860
                                                               --------   --------  --------   --------
Net increase (decrease) in net assets resulting from
  contract transactions......................................   (14,887)    22,326    (8,251)   123,709
                                                               --------   --------  --------   --------
Total increase (decrease) in net assets......................    (6,114)    47,052    75,292    274,658
Net assets at the beginning of the year......................    97,290     50,238   658,915    384,257
                                                               --------   --------  --------   --------
Net assets at the end of the year............................  $ 91,176   $ 97,290  $734,207   $658,915
                                                               ========   ========  ========   ========

                                                                  Dreyfus Emerging      Leaders Fidelity VIP II Contrafund (SC)
                                                                     Subaccount                     Subaccount
                                                                ---------------------   ---------------------------------------
                                                                  2004         2003          2004                  2003
                                                                --------     --------   ---------------     -------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................   $ (6,581)    $ (2,651)   $   (878,981)        $     (561,481)
 Realized gain (loss)........................................     70,277        3,207         265,946             (1,284,402)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     (9,944)      83,948      11,935,126             16,931,413
                                                                --------     --------    ------------         --------------
Net increase (decrease) in net assets resulting from
  operations.................................................     53,752       84,504      11,322,091             15,085,530
Contract transactions:
 Net payments received from contract owners..................      2,626        5,179       6,083,102              7,044,460
 Net transfers for contract benefits and terminations........    (35,872)     (14,066)    (10,630,897)            (5,849,589)
 Net transfers between subaccounts...........................    305,164       59,279       7,925,675              9,624,230
                                                                --------     --------    ------------         --------------
Net increase (decrease) in net assets resulting from
  contract transactions......................................    271,918       50,392       3,377,880             10,819,101
                                                                --------     --------    ------------         --------------
Total increase (decrease) in net assets......................    325,670      134,896      14,699,971             25,904,631
Net assets at the beginning of the year......................    277,097      142,201      78,442,956             52,538,325
                                                                --------     --------    ------------         --------------
Net assets at the end of the year............................   $602,767     $277,097    $ 93,142,927         $   78,442,956
                                                                ========     ========    ============         ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        For the years ended December 31,

                                                                  Fidelity VIP Growth (SC)      Fidelity VIP II Overseas (SC)
                                                                         Subaccount                      Subaccount
                                                                ----------------------------    ----------------------------
                                                                    2004            2003            2004            2003
                                                                ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $   (596,219)   $   (556,528)   $    (48,783)   $    (79,217)
 Realized gain (loss) .......................................     (3,179,052)     (7,328,244)       (264,186)     (2,159,093)
 Change in unrealized appreciation (depreciation) during
   the year .................................................      4,685,214      22,275,011       2,645,513       7,795,178
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations ................................................        909,943      14,390,239       2,332,544       5,556,868
Contract transactions:
 Net payments received from contract owners .................        723,311       1,241,503       1,223,048       1,543,753
 Net transfers for contract benefits and terminations .......     (6,814,794)     (6,271,855)     (2,015,886)     (1,754,435)
 Net transfers between subaccounts ..........................     (2,256,256)        326,611       1,325,690         760,757
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................     (8,347,739)     (4,703,741)        532,852         550,075
                                                                ------------    ------------    ------------    ------------
Total increase (decrease) in net assets .....................     (7,437,796)      9,686,498       2,865,396       6,106,943
Net assets at the beginning of the year .....................     59,447,317      49,760,819      19,254,279      13,147,336
                                                                ------------    ------------    ------------    ------------
Net assets at the end of the year ...........................   $ 52,009,521    $ 59,447,317    $ 22,119,675    $ 19,254,279
                                                                ============    ============    ============    ============

                                                                 Fidelity VIP Overseas (SC2)      Fidelity VIP Growth (SC2)
                                                                         Subaccount                      Subaccount
                                                                ------------    ------------    ------------    ------------
                                                                    2004            2003            2004            2003
                                                                ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $     (1,708)   $     (4,128)   $    (10,134)   $     (7,294)
 Realized gain (loss) .......................................         18,874          (6,319)         10,410         (25,868)
 Change in unrealized appreciation (depreciation) during
   the year .................................................         61,174         201,131          16,371         209,258
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations ................................................         78,340         190,684          16,647         176,096
Contract transactions:
 Net payments received from contract owners .................         18,925          65,404           6,774         100,131
 Net transfers for contract benefits and terminations .......        (53,646)        (31,124)        (58,389)        (32,454)
 Net transfers between subaccounts ..........................         20,644         195,759          90,377         224,580
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................        (14,077)        230,039          38,762         292,257
                                                                ------------    ------------    ------------    ------------
Total increase (decrease) in net assets .....................         64,263         420,723          55,409         468,353
Net assets at the beginning of the year .....................        668,897         248,174         863,524         395,171
                                                                ------------    ------------    ------------    ------------
Net assets at the end of the year ...........................   $    733,160    $    668,897    $    918,933    $    863,524
                                                                ============    ============    ============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        For the years ended December 31,

                                                               Janus Aspen Worldwide Growth (SC)  Janus Aspen Global Technology (SC)
                                                                          Subaccount                          Subaccount
                                                               --------------------------------   ---------------------------------
                                                                                                                     Period from
                                                                                                                   May 5, 2003 (*)
                                                                  2004                 2003           2004         to Dec. 31, 2003
                                                               ------------        ------------   ------------     ----------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................  $    (35,752)       $    (40,338)  $    (36,222)    $        (13,344)
 Realized gain (loss) .......................................      (477,306)         (1,615,492)        36,842              335,970
 Change in unrealized appreciation (depreciation) during
   the year .................................................       747,420           3,575,944        (36,768)             117,697
                                                               ------------        ------------   ------------     ----------------
Net increase (decrease) in net assets resulting from
  operations ................................................       234,362           1,920,114        (36,148)             440,323
Contract transactions:
 Net payments received from contract owners .................       392,083             602,160        594,558              569,558
 Net transfers for contract benefits and terminations .......    (1,404,679)         (1,100,753)      (292,874)             (39,680)
 Net transfers between subaccounts ..........................      (448,606)           (951,129)        72,788            1,475,586
                                                               ------------        ------------   ------------     ----------------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................    (1,461,202)         (1,449,722)       374,472            2,005,464
                                                               ------------        ------------   ------------     ----------------
Total increase (decrease) in net assets .....................    (1,226,840)            470,392        338,324            2,445,787
Net assets at the beginning of the year .....................     9,994,847           9,524,455      2,445,787                   --
                                                               ------------        ------------   ------------     ----------------
Net assets at the end of the year ...........................  $  8,768,007        $  9,994,847   $  2,784,111     $      2,445,787
                                                               ============        ============   ============     ================

                                                                Lord Abbett Growth & Income   Lord Abbett Mid Cap Value
                                                                         Subaccount                   Subaccount
                                                                ---------------------------   --------------------------
                                                                    2004          2003           2004            2003
                                                                -----------    ------------   -----------    -----------

Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $    (6,291)    $    (3,575)  $   (11,106)   $    (3,498)
 Realized gain (loss) .......................................        62,178         (14,842)       68,991         14,502
 Change in unrealized appreciation (depreciation) during
   the year .................................................        96,124         298,218       176,053        149,785
                                                                -----------     -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ................................................       152,011         279,801       233,938        160,789
Contract transactions:
 Net payments received from contract owners .................        11,783         133,863        32,154        109,367
 Net transfers for contract benefits and terminations .......      (130,295)        (78,219)      (74,320)       (48,572)
 Net transfers between subaccounts ..........................         7,278         581,637       258,133        337,293
                                                                -----------     -----------   -----------    -----------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................      (111,234)        637,281       215,967        398,088
                                                                -----------     -----------   -----------    -----------
Total increase (decrease) in net assets .....................        40,777         917,082       449,905        558,877
Net assets at the beginning of the year .....................     1,421,793         504,711       864,168        305,291
                                                                -----------     -----------   -----------    -----------
Net assets at the end of the year ...........................   $ 1,462,570     $ 1,421,793   $ 1,314,073    $   864,168
                                                                ===========     ===========   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                        M Fund                    M Fund
                                                                  Turner Core Growth      Brandes International
                                                                      Subaccount                Subaccount
                                                                ----------------------    ----------------------
                                                                  2004         2003         2004          2003
                                                                ---------    ---------    ---------    ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $  (1,501)   $    (563)   $    (487)   $     875
 Realized gain (loss) .......................................         100          (49)      36,939       (2,221)
 Change in unrealized appreciation (depreciation) during
   the year .................................................      19,487       18,871       60,033       94,152
                                                                ---------    ---------    ---------    ---------
Net increase (decrease) in net assets resulting from
  operations ................................................      18,086       18,259       96,485       92,806
Contract transactions:
 Net payments received from contract owners .................      38,408       41,360       39,117      101,052
 Net transfers for contract benefits and terminations .......        (247)         (49)           2           --
 Net transfers between subaccounts ..........................      24,849       24,729        4,711       84,004
                                                                ---------    ---------    ---------    ---------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................      63,010       66,040       43,830      185,056
                                                                ---------    ---------    ---------    ---------
Total increase (decrease) in net assets .....................      81,096       84,299      140,315      277,862
Net assets at the beginning of the year .....................     111,788       27,489      388,430      110,568
                                                                ---------    ---------    ---------    ---------
Net assets at the end of the year ...........................   $ 192,884    $ 111,788    $ 528,745    $ 388,430
                                                                =========    =========    =========    =========

                                                                            M Fund                        M Fund
                                                                Frontier Capital Appreciation    Business Opportunity Value
                                                                         Subaccount                     Subaccount
                                                                -----------------------------    --------------------------
                                                                   2004               2003          2004            2003
                                                                ----------         ----------    ----------      ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $   (2,730)        $     (789)   $     (447)     $      (35)
 Realized gain (loss) .......................................           52               (320)        1,672              76
 Change in unrealized appreciation (depreciation) during
   the year .................................................       21,283             31,023        11,109           9,982
                                                                ----------         ----------    ----------      ----------
Net increase (decrease) in net assets resulting from
  operations ................................................       18,605             29,914        12,334          10,023
Contract transactions:
 Net payments received from contract owners .................       39,073             91,987            34          14,598
 Net transfers for contract benefits and terminations .......         (162)                 1        (3,001)             (1)
 Net transfers between subaccounts ..........................       26,157             (9,449)       (1,895)         24,961
                                                                ----------         ----------    ----------      ----------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................       65,068             82,539        (4,862)         39,558
                                                                ----------         ----------    ----------      ----------
Total increase (decrease) in net assets .....................       83,673            112,453         7,472          49,581
Net assets at the beginning of the year .....................      154,276             41,823        61,821          12,240
                                                                ----------         ----------    ----------      ----------
Net assets at the end of the year ...........................   $  237,949         $  154,276    $   69,293      $   61,821
                                                                ==========         ==========    ==========      ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        For the years ended December 31,

                                                           MFS Investors Growth Stock Series (IC)   MFS New Discovery Series (IC)
                                                                         Subaccount                           Subaccount
                                                           -------------------------------------   -------------------------------
                                                               2004                     2003           2004               2003
                                                           ------------             ------------   ------------       ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................  $   (228,690)            $   (202,559)  $   (198,847)      $   (196,323)
 Realized gain (loss) ...................................      (897,563)              (1,546,528)      (578,589)        (1,748,283)
 Change in unrealized appreciation (depreciation) during
   the year .............................................     2,446,378                4,839,142      1,416,210          6,362,402
                                                           ------------             ------------   ------------       ------------
Net increase (decrease) in net assets resulting from
  operations ............................................     1,320,125                3,090,055        638,774          4,417,796
Contract transactions:
 Net payments received from contract owners .............       916,293                1,083,285        134,142            235,034
 Net transfers for contract benefits and terminations ...    (2,217,711)              (1,989,634)    (2,034,748)        (1,638,060)
 Net transfers between subaccounts ......................      (337,255)               1,204,650     (1,118,109)          (202,007)
                                                           ------------             ------------   ------------       ------------
Net increase (decrease) in net assets resulting from
  contract transactions .................................    (1,638,673)                 298,301     (3,018,715)        (1,605,033)
                                                           ------------             ------------   ------------       ------------
Total increase (decrease) in net assets .................      (318,548)               3,388,356     (2,379,941)         2,812,763
Net assets at the beginning of the year .................    18,468,360               15,080,004     17,301,618         14,488,855
                                                           ------------             ------------   ------------       ------------
Net assets at the end of the year .......................  $ 18,149,812             $ 18,468,360   $ 14,921,677       $ 17,301,618
                                                           ============             ============   ============       ============

                                                                  MFS Research Series (IC)         MFS Mid Cap Growth (SC)
                                                                          Subaccount                      Subaccount
                                                                ----------------------------    ----------------------------
                                                                    2004            2003            2004            2003
                                                                ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $    (18,904)   $    (60,524)   $     (5,016)   $     (3,793)
 Realized gain (loss) .......................................       (570,773)     (1,463,027)         (1,618)         (8,377)
 Change in unrealized appreciation (depreciation) during
   the year .................................................      2,109,054       3,703,396          56,959         103,637
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations ................................................      1,519,377       2,179,845          50,325          91,467
Contract transactions:
 Net payments received from contract owners .................        170,526         274,647          18,751          21,164
 Net transfers for contract benefits and terminations .......     (1,186,081)     (1,137,865)        (33,494)        (11,477)
 Net transfers between subaccounts ..........................       (729,142)        107,728           8,870          67,596
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................     (1,744,697)       (755,490)         (5,873)         77,283
                                                                ------------    ------------    ------------    ------------
Total increase (decrease) in net assets .....................       (225,320)      1,424,355          44,452         168,750
Net assets at the beginning of the year .....................     11,575,172      10,150,817         389,873         221,123
                                                                ------------    ------------    ------------    ------------
Net assets at the end of the year ...........................   $ 11,349,852    $ 11,575,172    $    434,325    $    389,873
                                                                ============    ============    ============    ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                 MFS New Discovery Series      MFS Research Series (SC)
                                                                      (SC) Subaccount                 Subaccount
                                                                --------------------------    --------------------------
                                                                   2004           2003           2004            2003
                                                                -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $    (2,068)   $    (1,562)   $      (654)   $    (1,385)
 Realized gain (loss) .......................................          (920)        (3,369)         1,907        (15,427)
 Change in unrealized appreciation (depreciation) during
   the year .................................................         9,911         41,802         25,040         49,562
                                                                -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ................................................         6,923         36,871         26,293         32,750
Contract transactions:
 Net payments received from contract owners .................         1,147         10,199          2,283         42,317
 Net transfers for contract benefits and terminations .......       (11,964)        (7,479)       (13,104)       (27,649)
 Net transfers between subaccounts ..........................         3,835         53,009          1,422         15,003
                                                                -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................        (6,982)        55,729         (9,399)        29,671
                                                                -----------    -----------    -----------    -----------
Total increase (decrease) in net assets .....................           (59)        92,600         16,894         62,421
Net assets at the beginning of the year .....................       169,359         76,759        192,427        130,006
                                                                -----------    -----------    -----------    -----------
Net assets at the end of the year ...........................   $   169,300    $   169,359    $   209,321    $   192,427
                                                                ===========    ===========    ===========    ===========

                                                                       Oppenheimer VA                 Putnam American
                                                                  Capital Appreciation (SC)              Government
                                                                        Subaccount                       Subaccount
                                                                ----------------------------    ----------------------------
                                                                    2004            2003            2004            2003
                                                                ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $    (17,509)   $    (12,460)   $      6,862    $      5,551
 Realized gain (loss) .......................................         (2,270)        (16,622)          2,476           1,676
 Change in unrealized appreciation (depreciation) during
   the year .................................................        108,254         386,544          (5,799)         (7,209)
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations ................................................         88,475         357,462           3,539              18
Contract transactions:
 Net payments received from contract owners .................         54,960         202,703           3,481          19,984
 Net transfers for contract benefits and terminations .......       (122,776)        (77,968)         (1,870)        (45,624)
 Net transfers between subaccounts ..........................         29,031         477,025         (13,432)        141,831
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................        (38,785)        601,760         (11,821)        116,191
                                                                ------------    ------------    ------------    ------------
Total increase (decrease) in net assets .....................         49,690         959,222          (8,282)        116,209
Net assets at the beginning of the year .....................      1,712,516         753,294         266,731         150,522
                                                                ------------    ------------    ------------    ------------
Net assets at the end of the year ...........................   $  1,762,206    $  1,712,516    $    258,449    $    266,731
                                                                ============    ============    ============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        For the years ended December 31,

                                                               Putnam International Equity      Putnam Investors
                                                                       Subaccount                  Subaccount
                                                               ---------------------------  ------------------------
                                                                  2004             2003        2004          2003
                                                               ----------       ----------  ----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................  $    1,855       $   (2,588) $   (1,177)   $     (917)
 Realized gain (loss) .......................................       2,691           (6,940)      2,534        (3,765)
 Change in unrealized appreciation (depreciation) during
   the year .................................................     100,622          162,332      15,461        31,419
                                                               ----------       ----------  ----------    ----------
Net increase (decrease) in net assets resulting from
  operations ................................................     105,168          152,804      16,818        26,737
Contract transactions:
 Net payments received from contract owners .................      12,630           89,864       2,308        11,338
 Net transfers for contract benefits and terminations .......     (44,130)         (39,284)     (1,661)      (13,367)
 Net transfers between subaccounts ..........................      17,436          157,018       4,182        56,618
                                                               ----------       ----------  ----------    ----------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................     (14,064)         207,598       4,829        54,589
                                                               ----------       ----------  ----------    ----------
Total increase (decrease) in net assets .....................      91,104          360,402      21,647        81,326
Net assets at the beginning of the year .....................     726,558          366,156     144,877        63,551
                                                               ----------       ----------  ----------    ----------
Net assets at the end of the year ...........................  $  817,662       $  726,558  $  166,524    $  144,877
                                                               ==========       ==========  ==========    ==========

                                                                     Putnam Vista         Franklin US Gov't II Cl 2
                                                                      Subaccount                  Subaccount
                                                                ----------------------    --------------------------
                                                                   2004        2003           2004          2003
                                                                ---------    ---------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $  (1,354)   $  (1,066)   $   114,103    $   117,985
 Realized gain (loss) .......................................           3         (429)        (7,215)        (2,857)
 Change in unrealized appreciation (depreciation) during
   the year .................................................      18,940       25,738        (42,370)       (92,625)
                                                                ---------    ---------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ................................................      17,589       24,243         64,518         22,503
Contract transactions:
 Net payments received from contract owners .................         213        6,617         40,027        219,645
 Net transfers for contract benefits and terminations .......      (3,326)        (996)      (183,461)      (123,694)
 Net transfers between subaccounts ..........................         493       13,129       (166,098)     1,133,779
                                                                ---------    ---------    -----------    -----------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................      (2,620)      18,750       (309,532)     1,229,730
                                                                ---------    ---------    -----------    -----------
Total increase (decrease) in net assets .....................      14,969       42,993       (245,014)     1,252,233
Net assets at the beginning of the year .....................     104,704       61,711      3,235,809      1,983,576
                                                                ---------    ---------    -----------    -----------
Net assets at the end of the year ...........................   $ 119,673    $ 104,704    $ 2,990,795    $ 3,235,809
                                                                =========    =========    ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       For the years ended December 31,

                                                                  Franklin Small Cap Cl 2       Franklin Mutual Shares Sec Cl 2
                                                                         Subaccount                       Subaccount
                                                                ----------------------------    -------------------------------
                                                                    2004            2003            2004              2003
                                                                ------------    ------------    ------------      -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................   $     (7,328)   $     (5,006)   $     (3,748)     $      (1,558)
 Realized gain (loss) .......................................          2,235         (13,249)          2,326            (15,804)
 Change in unrealized appreciation (depreciation) during
   the year .................................................         63,182         153,700          86,130            139,374
                                                                ------------    ------------    ------------      -------------
Net increase (decrease) in net assets resulting from
  operations ................................................         58,089         135,445          84,708            122,012
Contract transactions:
 Net payments received from contract owners .................         19,185         115,519           5,362             22,068
 Net transfers for contract benefits and terminations .......        (16,508)        (25,043)        (25,839)           (50,776)
 Net transfers between subaccounts ..........................         29,780         103,990          89,837            185,323
                                                                ------------    ------------    ------------      -------------
Net increase (decrease) in net assets resulting from contract
  transactions ..............................................         32,457         194,466          69,360            156,615
                                                                ------------    ------------    ------------      -------------
Total increase (decrease) in net assets .....................         90,546         329,911         154,068            278,627
Net assets at the beginning of the year .....................        556,974         227,063         705,596            426,969
                                                                ------------    ------------    ------------      -------------
Net assets at the end of the year ...........................   $    647,520    $    556,974    $    859,664      $     705,596
                                                                ============    ============    ============      =============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

1. Organization

John Hancock Variable Annuity Account H (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Value, and Revolution Wealth Builder Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifty-eight sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trust (Outside Trusts). New sub-accounts may be added as new Funds are added to the Trust or to the Outside Trusts, or as other investment options are developed, and made available to contract owners. The fifty-eight Portfolios of the Trust and Outside Trusts which are currently available, are the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, Alliance Growth & Income, Alliance Premier Growth, Delaware Small Value, Delaware Trend, Dreyfus Mid Cap Stock, Dreyfus Emerging Leaders, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC) (classes 1 & 2), Fidelity VIP II Overseas (SC) (classes 1 & 2), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC), Lord Abbett Growth & Income, Lord Abbett Mid Cap Value, M Fund Turner Core Growth, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation, M Fund Business Opportunities Value, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (classes IC & SC), MFS Research Series (classes IC & SC), MFS Mid Cap Growth Series (SC), Oppenheimer VA Capital Appreciation (SC), Putnam American Government, Putnam International Equity, Putnam Investors, Putnam Vista, Franklin US Government II, Franklin Small Cap II and Franklin Mutual Shares II Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investments in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

2. Significant Accounting Policies -- (continued)

Net Assets in Payout (Annuitization) Period

A small portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHLICO and may result in additional amounts being transferred into the variable annuity account by JHLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at various annual rates ranging from 1.00% to 1.70%, depending on the type of contract, of net assets of the Account.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contract owner transactions.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2004.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2004

4. Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2004 were as follows:

Subaccount                            Shares Owned       Cost          Value
----------                            ------------   ------------   ------------
Large Cap Growth.....................   6,198,759    $ 84,034,575   $ 89,644,276
Active Bond..........................  24,493,197     237,247,470    235,915,252
Financial Industries.................   2,440,936      29,729,342     37,676,909
International Equity Index...........   1,094,302      13,600,664     17,778,260
Health Sciences......................   1,443,485      13,318,650     16,156,639
Earnings Growth......................   4,722,110      42,992,676     39,284,453
Large Cap Value......................   6,556,609      90,018,427    104,343,513
Fundamental Value....................   6,519,363      71,854,112     81,777,061
Money Market......................... 124,937,676     124,937,672    124,937,676
Mid Cap Growth.......................   2,679,816      37,247,637     40,980,279
Bond Index...........................   9,345,983      94,141,585     93,939,114
Mid Cap Value B......................   4,314,392      46,623,815     50,363,523
Small Cap Value......................   6,217,271      91,184,354    120,754,360
Real Estate Equity...................   3,797,984      57,929,443     76,050,911
Growth & Income......................  19,824,924     218,184,544    245,727,558
Managed..............................  35,098,718     448,294,116    476,793,983
Total Return Bond....................   1,491,369      15,002,679     15,132,753
Short-Term Bond......................  10,386,872     104,676,261    103,124,543
Small Cap Emerging Growth............   5,648,782      44,032,507     50,099,710
Overseas Equity B....................   5,239,139      47,189,239     56,954,691
Equity Index.........................   8,345,701     121,561,274    128,719,280
High Yield Bond......................   7,688,120      48,788,885     49,944,612
Global Bond..........................   3,466,761      39,442,302     42,683,167
AIM V.I. Premier Equities Series 1...   2,733,876      56,533,889     58,231,569
AIM V.I. Capital Development Series 2     308,552       3,756,971      4,495,602
Alliance Growth & Income.............      96,635       1,751,445      2,306,677
Alliance Premier Growth..............      16,059         309,701        371,126
Delaware Small Value.................      43,389         949,369      1,318,590
Delaware Trend.......................       2,993          64,584         91,176
Dreyfus Mid Cap Stock................      41,788         546,375        734,207
Dreyfus Emerging Leaders.............      26,379         524,555        602,767
Fidelity VIP II Contrafund (SC)......   3,510,853      73,167,020     93,142,927
Fidelity VIP Growth (SC).............   1,631,415      54,506,650     52,009,521
Fidelity VIP II Overseas(SC).........   1,268,330      17,936,931     22,119,675
Fidelity VIP Overseas (SC2)..........      42,160         496,817        733,160
Fidelity VIP Growth (SC2)............      29,043         745,184        918,933
Janus Aspen Worldwide Growth (SC)....     329,377       8,475,925      8,768,007
Janus Aspen Global Technology (SC)...     784,257       2,703,182      2,784,111

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

4. Details of Investments -- (continued)

                                          Shares
Subaccount                                 Owned       Cost         Value
----------                               ---------  -----------  -----------
Lord Abbett Growth & Income.............    53,811  $ 1,100,519  $ 1,462,570
Lord Abbett Mid Cap Value...............    63,207      985,051    1,314,073
M Fund Turner Core Growth...............    13,184      161,894      192,884
M Fund Brandes International............    31,103      404,112      528,745
M Fund Frontier Capital Appreciation....    11,037      196,317      237,949
M Fund Business Opportunities Value.....     5,666       49,074       69,293
MFS Investors Growth Stock Series (IC).. 1,908,498   18,196,737   18,149,812
MFS New Discovery Series (IC)........... 1,003,475   13,766,099   14,921,677
MFS Research Series (IC)................   741,820   10,586,983   11,349,852
MFS Mid Cap Growth Series (SC)..........    62,046      305,992      434,325
MFS New Discovery Series (SC)...........    11,509      129,547      169,300
MFS Research Series (SC)................    13,744      156,254      209,321
Oppenheimer VA Capital Appreciation (SC)    47,977    1,384,361    1,762,206
Putnam American Government..............    22,071      266,644      258,449
Putnam International Equity.............    55,585      591,751      817,662
Putnam Investors........................    16,669      124,007      166,524
Putnam Vista............................     9,628       82,854      119,673
Franklin US Gov't II Cl 2...............   232,928    3,082,189    2,990,795
Franklin Small Cap Cl 2.................    33,326      459,687      647,520
Franklin Mutual Shares Sec Cl 2.........    51,662      661,552      859,664

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2004 were as follows:

Subaccount                                Purchases       Sales
----------                               -----------   -----------
Large Cap Growth........................ $40,653,845   $ 9,596,216
Active Bond.............................  24,925,653    47,552,116
Financial Industries....................   3,435,369     7,097,323
International Equity Index..............   5,603,623     2,222,389
Health Sciences.........................   3,329,127     3,180,585
Earnings Growth.........................   3,855,012     7,453,091
Large Cap Value.........................  23,586,111     9,747,999
Fundamental Value.......................  41,738,662     7,860,265
Money Market............................  37,419,325    90,651,134
Mid Cap Growth..........................  11,158,301     7,395,926
Bond Index..............................  14,167,057    24,077,194
Mid Cap Value B.........................  28,504,161     4,025,268
Small Cap Value.........................  20,699,936    17,190,888
Real Estate Equity......................  20,458,134    10,394,392
Growth & Income.........................  12,821,249    36,312,584
Managed.................................  33,177,583    73,245,690

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

4. Details of Investments -- (continued)

Subaccount                                Purchases        Sales
----------                               -----------    -----------
Total Return Bond....................... $ 9,058,137    $ 1,797,182
Short-Term Bond.........................  16,903,790     22,029,094
Small Cap Emerging Growth...............  39,019,953      4,751,988
Overseas Equity B.......................  30,856,513      6,145,801
Equity Index............................  16,023,929     17,440,560
High Yield Bond.........................  11,549,117     10,301,232
Global Bond.............................  10,998,710      8,549,069
AIM V.I. Premier Equities Series 1......   1,345,970     12,689,935
AIM V.I. Capital Development Series 2...   2,197,589        856,121
Alliance Growth & Income................     394,658        262,667
Alliance Premier Growth.................      27,048        103,792
Delaware Small Value....................     447,199        134,361
Delaware Trend..........................       3,818         19,879
Dreyfus Mid Cap Stock...................      52,340         50,729
Dreyfus Emerging Leaders................     368,364         53,995
Fidelity VIP II Contrafund (SC).........  12,740,887     10,241,989
Fidelity VIP Growth (SC)................   1,531,378     10,475,336
Fidelity VIP II Overseas(SC)............   4,147,849      3,663,781
Fidelity VIP Overseas (SC2).............      82,642         98,427
Fidelity VIP Growth (SC2)...............     125,348         96,719
Janus Aspen Worldwide Growth (SC).......     889,201      2,386,155
Janus Aspen Global Technology (SC)......   1,784,784      1,446,533
Lord Abbett Growth & Income.............     100,767        206,519
Lord Abbett Mid Cap Value...............     409,556        186,793
M Fund Turner Core Growth...............      63,912          2,403
M Fund Brandes International............     148,223         79,485
M Fund Frontier Capital Appreciation....     114,878         52,540
M Fund Business Opportunities Value.....         940          5,821
MFS Investors Growth Stock Series (IC)..   1,741,533      3,608,896
MFS New Discovery Series (IC)...........     645,044      3,862,607
MFS Research Series (IC)................   1,058,702      2,822,302
MFS Mid Cap Growth Series (SC)..........      40,992         51,882
MFS New Discovery Series (SC)...........       5,817         14,867
MFS Research Series (SC)................      13,202         23,254
Oppenheimer VA Capital Appreciation (SC)     114,499        170,793
Putnam American Government..............      39,387         40,204
Putnam International Equity.............      49,654         61,863
Putnam Investors........................      15,667         12,015
Putnam Vista............................       1,170          5,144
Franklin US Gov't II Cl 2...............     327,398        522,826
Franklin Small Cap Cl 2.................      65,884         40,755
Franklin Mutual Shares Sec Cl 2.........     107,808         42,196

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2004

5. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                At December 31,                For the years and periods ended December 31,
                                      -----------------------------------   -------------------------------------------------
                                                                                               Investment
                                      Units    Unit Fair Value    Assets     Expenses Ratio*     Income     Total Return***
Subaccount                            (000s)  Highest to Lowest   (000s)    Highest to Lowest   Ratio**    Highest to Lowest
----------                            ------  -----------------  --------   -----------------  ----------  ------------------
Large Cap Growth..........      2004  11,540   $12.18 to $7.52   $ 89,644      1.7% to 1%          0.91%     2.58% to 7.92%
                             2003/e/   7,395    11.87 to 7.19      54,343      1.7 to 1.25         0.29      24.07 to 10.92
                                2002   5,305        5.79           30,736         1.25             0.34         (28.78)

Active Bond...............      2004  19,877   10.48 to 15.33     235,915       1.7 to 1           3.39       2.98 to 3.71
                                2003  22,416   14.78 to 10.17     258,697       1.7 to 1           4.46      5.42 to (0.39)
                                2002  17,616   14.02 to 11.00     194,087       1.25 to 1          5.30       6.21 to 5.87

Financial Industries......      2004   2,456   12.95 to 15.79      37,677       1.7 to 1           1.12       6.82 to 7.57
                             2003/e/   2,693   14.67 to 12.13      38,723       1.7 to 1           1.38      24.79 to 13.28
                                2002   3,057   11.76 to 11.60      35,447       1.25 to 1          0.87    (20.27) to (20.44)

International Equity Index      2004   1,476   16.41 to 11.27      17,778      1.7 to 1.25         2.26      18.23 to 18.75
                             2003/e/   1,215    13.89 to 9.49      11,878      1.7 to 1.25         3.28      40.22 to 25.40
                                2002     169        6.77            1,143         1.25          2.55/c/        (18.63)/c/

Health Sciences...........      2004   1,424   13.50 to 10.98      16,157      1.7 to 1.25        --/b/       9.23 to 9.72
                             2003/e/   1,423   12.36 to 10.00      14,433      1.7 to 1.25         0.28      30.10 to 8.98
                                2002   1,128        7.69            8,674         1.25             0.25         (20.97)

Earnings Growth...........      2004   9,997    11.84 to 3.70      39,284      1.7 to 1.25         0.75       0.92 to 1.38
                             2003/e/  11,313    11.73 to 3.65      42,223      1.7 to 1.25         0.07      23.24 to 11.01
                                2002  12,342        2.96           36,509         1.25            --/b/         (33.18)

Large Cap Value...........      2004   7,599   13.73 to 13.72     104,344      1.7 to 1.25         1.61      13.07 to 13.58
                                2003   6,743   12.15 to 12.08      81,506      1.7 to 1.25         1.96      23.95 to 9.94
                                2002   5,096        9.75           49,667         1.25             1.73         (14.32)

Fundamental Value.........      2004   6,378   14.09 to 12.70      81,777      1.7 to 1.25         1.58      13.64 to 14.15
                             2003/e/   3,533   12.40 to 11.12      39,411      1.7 to 1.25         1.41      27.10 to 13.17
                             2002/f/   3,627        8.75           31,743         1.25             1.25         (18.45)

Money Market..............      2004  12,379    9.89 to 12.17     124,938       1.7 to 1           1.05      (.60) to 0.06
                                2003  17,611    12.16 to 9.95     178,169       1.7 to 1           0.96     (0.42) to (0.50)
                                2002  24,998   12.17 to 10.15     253,773       1.25 to 1          1.47       0.30 to 0.50

Mid Cap Growth............      2004   1,741   15.42 to 25.90      40,980      1.7 to 1.25        --/b/      9.79 to 10.28
                                2003   1,624   23.49 to 14.05      36,753      1.7 to 1.25        --/b/      45.05 to 19.61
                                2002   1,274        16.19          20,622         1.25            --/b/         (22.13)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               December 31, 2004

5. Unit Values -- (continued)

                                      At December 31,            For the years and periods ended December 31,
                             ---------------------------------- -----------------------------------------------
                                                                                  Investment
                             Units    Unit Fair Value   Assets   Expenses Ratio*    Income    Total Return***
Subaccount                   (000s)  Highest to Lowest  (000s)  Highest to Lowest  Ratio**   Highest to Lowest
----------                   ------- ----------------- -------- ----------------- ---------- ------------------
Bond Index........      2004 $ 7,425 $10.27 to $12.91  $ 93,939   1.7% to 1.25%       4.54%    2.30% to 2.75%
                     2003/e/   8,385  12.57 to 10.04    104,710    1.7 to 1.25        4.34     2.32 to (0.78)
                     2002/f/   8,636      12.28         106,087       1.25            5.28          8.58

Mid Cap Value B...      2004   2,821  16.30 to 18.39     50,364    1.7 to 1.25        0.46     16.74 to 17.26
                     2003/e/   1,571  15.68 to 13.96     24,504    1.7 to 1.25        4.35     43.35 to 24.67
                     2002/f/   1,205      10.94          13,189       1.25            0.50        (16.23)

Small Cap Value...      2004   5,021  15.86 to 25.43    120,754    1.7 to 1.25        0.88     23.26 to 23.81
                        2003   5,005  20.54 to 12.87    100,218    1.7 to 1.25        0.66     36.26 to 18.34
                     2002/f/   4,564      15.07          68,798       1.25            0.68         (7.60)

Real Estate Equity      2004   3,726  17.25 to 20.85     76,051    1.7 to 1.25        2.22     34.19 to 34.79
                     2003/e/   3,465  15.47 to 12.85     53,245    1.7 to 1.25        3.42     35.19 to 21.10
                        2002   2,965      11.44          33,924       1.25            4.73          0.09

Growth & Income...      2004  31,479  12.97 to 13.52    245,728     1.7 to 1          1.09      9.08 to 9.86
                     2003/e/  35,129  12.30 to 11.89    247,118     1.7 to 1          0.93     23.11 to 11.03
                        2002  30,324   9.99 to 5.66     171,845     1.25 to 1         0.73   (22.98) to (23.10)

Managed...........      2004  46,919  12.04 to 10.05    476,794    1.7 to 1.25        1.88      6.36 to 6.84
                     2003/e/  51,775  11.32 to 9.41     488,875    1.7 to 1.25        3.27     17.53 to 6.90
                        2002  56,403       8.00         451,354       1.25            1.79        (14.35)

Total Return Bond.      2004   1,448  10.38 to 10.46     15,133    1.7 to 1.25        2.63      2.93 to 3.39
                        2003     768  10.11 to 10.08      7,760    1.7 to 1.25     0.93/c/   1.35 to (1.19)/c/

Short-Term Bond...      2004   7,308  9.98 to 15.07     103,125    1.7 to 1.25        2.98      (.29) to .16
                     2003/e/   7,520  15.04 to 10.01    110,488    1.7 to 1.25        3.44     1.49 to (0.34)
                     2002/f/   6,809      14.82         100,929       1.25            4.15          4.37

Small Cap Emerging
  Growth..........      2004   5,415  15.44 to 9.34      50,100     1.7 to 1       0.00/b/      7.61 to 9.63
                     2003/e/   1,344  14.35 to 8.23      11,258    1.7 to 1.25          --     46.98 to 27.03
                        2002   1,092       5.60           6,119       1.25            0.19        (29.11)

Overseas Equity B.      2004   5,691  14.35 to 9.78      56,955     1.7 to 1          0.49      9.14 to 9.90
                     2003/e/   3,057  13.14 to 8.90      27,078     1.7 to 1          1.47     31.05 to 14.88
                        2002   2,851   6.79 to 6.72      19,175     1.25 to 1         0.59    0.89 to (19.33)

Equity Index......      2004   7,212  13.19 to 15.61    128,719     1.7 to 1          1.80      8.84 to 9.60
                     2003/e/   7,138  14.24 to 12.12    119,791     1.7 to 1          3.13     27.14 to 12.69
                        2002   6,192  13.49 to 11.20     83,435     1.25 to 1         1.38   (23.08) to (23.27)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

5. Unit Values -- (continued)

                                                 At December 31,              For the years and periods ended December 31,
                                       ----------------------------------  -------------------------------------------------
                                                                                              Investment
                                       Units    Unit Fair Value   Assets    Expenses Ratio*     Income      Total Return***
Subaccount                             (000s)  Highest to Lowest  (000s)   Highest to Lowest   Ratio**     Highest to Lowest
----------                             ------  -----------------  -------  -----------------  ----------   -----------------
High Yield Bond.............     2004  4,669   $11.33 to $10.57   $49,945    1.7% to 1.25%         6.62%    6.33% to 6.80%
                              2003/e/  4,835    10.68 to 9.90      48,111     1.7 to 1.25          6.94     15.07 to 4.62
                                 2002  3,122         8.60          26,855        1.25              9.90         (5.70)

Global Bond.................     2004  2,948    11.89 to 15.13     42,683     1.7 to 1.25          5.96      8.77 to 9.26
                              2003/e/  2,882    13.85 to 10.93     39,103     1.7 to 1.25          7.55     14.46 to 4.49
                              2002/f/  2,184        12.10          26,433        1.25              6.50         17.36

AIM V.I. Premier Equities
  Series 1..................     2004  7,622    12.23 to 7.62      58,232     1.7 to 1.25          0.43      2.23 to 4.46
                                 2003  9,136    11.77 to 7.29      66,710     1.6 to 1.25          0.33     23.54 to 10.30
                                 2002  6,842         5.90          40,385        1.25              0.30        (31.16)

AIM V.I. Capital Development
  Series 2..................     2004    379    14.53 to 11.31      4,496     1.7 to 1.25         --/b/     13.33 to 13.84
                                 2003    254    12.84 to 9.93       2,594     1.7 to 1.45         --/b/     33.37 to 9.57
                                 2002     81         7.45             607        1.25             --/b/       (24.44)/c/

Alliance Growth & Income....     2004    200       11.56/d/         2,307       1.25/d/         0.76/d/        9.84/d/
                                 2003    187       10.52/d/         1,968       1.25/d/         0.81/d/        30.54/d/
                                 2002    149         8.06           1,199        1.25              0.54        (23.24)

Alliance Premier Growth.....     2004     38       9.68/d/            371       1.25/d/       0.00/b,d/        7.00/d/
                                 2003     47       9.05/d/            421       1.25/d/         --/b,d/        21.85/d/
                                 2002     32         7.34             234        1.25             --/b/        (31.71)

Delaware Small Value........     2004     76       17.26/d/         1,319       1.25/d/         2.03/d/        19.66/d/
                                 2003     56       14.43/d/           810       1.25/d/         0.22/d/        39.90/d/
                                 2002     41        10.31             428        1.25              0.50         (6.95)

Delaware Trend..............     2004      7       13.40/d/            91       1.25/d/         --/b,d/        10.93/d/
                                 2003      8       12.08/d/            97       1.25/d/         --/b,d/        33.11/d/
                                 2002      6         9.08              50        1.25             --/b/        (21.04)

Dreyfus Mid Cap Stock.......     2004     52       14.05/d/           734       1.25/d/         0.19/d/        12.81/d/
                                .2003     53       12.45/d/           659       1.25/d/         0.18/d/        29.84/d/
                                 2002     40         9.59             384        1.25              0.35        (13.76)

Dreyfus Emerging Leaders....     2004     41       14.66/d/           603       1.25/d/         --/b,d/        12.77/d/
                                 2003     21       13.00/d/           277       1.25/d/         --/b,d/        45.34/d/
                                 2002     16         8.94             142        1.25             --/b/        (21.09)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

5. Unit Values -- (continued)

                                            At December 31,              For the years and periods ended December 31,
                                  ----------------------------------  -------------------------------------------------
                                                                                         Investment
                                  Units    Unit Fair Value   Assets    Expenses Ratio*     Income      Total Return***
Subaccount                        (000s)  Highest to Lowest  (000s)   Highest to Lowest   Ratio**     Highest to Lowest
----------                        ------  -----------------  -------  -----------------  ----------   -----------------
Fidelity VIP II
  Contrafund (SC)........   2004  7,639   $14.04 to $11.95   $93,143    1.7% to 1.25%        0.25%    13.39% to 13.90%
                            2003  7,416    12.38 to 10.49     78,443     1.7 to 1.25         0.33      26.76 to 16.44
                            2002  6,347         8.28          52,538        1.25             0.72          (10.49)

Fidelity VIP Growth (SC).   2004  6,569         7.92          52,010        1.25             0.17           1.98
                            2003  7,657         7.76          59,447        1.25             0.20           31.14
                            2002  8,404         5.92          49,761        1.25             0.15          (31.08)

Fidelity VIP II
  Overseas (SC)..........   2004  2,160    16.21 to 9.66      22,120     1.7 to 1.25         1.04      11.58 to 12.07
                            2003  2,183    14.53 to 8.62      19,254     1.7 to 1.25         0.72      41.40 to 23.71
                            2002  2,157         6.10          13,147        1.25             0.72          (21.29)

Fidelity VIP
  Overseas (SC2).........   2004     57       12.95/d/           733       1.25/d/        1.00/d/         11.90/d/
                            2003     58       11.57/d/           669       1.25/d/        0.35/d/         41.26/d/
                            2002     30         8.19             248        1.25             0.31          (21.48)

Fidelity VIP Growth (SC2)   2004     93       9.93/d/            919       1.25/d/        0.13/d/          1.84/d/
                            2003     89       9.75/d/            864       1.25/d/           0.08         30.89/d/
                            2002     53         7.45             395        1.25             0.04          (31.15)

Janus Aspen Worldwide
  Growth (SC)............   2004  1,332    12.74 to 6.39       8,768     1.7 to 1.25         0.88      (1.54) to 3.23
                            2003  1,597    12.41 to 6.19       9,995     1.6 to 1.25         0.83       22.14 to 9.48
                            2002  1,880         5.01           9,524        1.25             0.59          (26.52)

Janus Aspen Global
  Technology (SC)........   2004    205    13.48 to 13.58      2,784     1.7 to 1.25        --/b/      (1.13) to (.68)
                            2003    179    13.67 to 13.63      2,446     1.7 to 1.25        --/b/     32.62 to 16.72/c/

Lord Abbett Growth &
  Income.................   2004    114      12.82/d/          1,463      1.25/d/            0.81         11.25/d/
                            2003    123      11.53/d/         1,422d      1.25/d/         0.88/d/         29.39/d/
                            2002     57        8.91              505       1.25              1.44          (16.81)

Lord Abbett Mid Cap Value   2004     91      14.46/d/          1,314      1.25/d/            0.30         22.50/d/
                            2003     73      11.81/d/           864d      1.25/d/         0.67/d/         23.20/d/
                            2002     32        9.58              305       1.25              0.93          (10.38)

M Fund Turner Core
  Growth.................   2004     25   13.72 to 6.84          193    1.6 to 1.25          0.30       15.22 to 9.82
                            2003     18        6.23              112       1.25              0.34           32.93
                            2002      6        4.68               27       1.25              0.29          (27.44)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

5. Unit Values -- (continued)

                                               At December 31,             For the years and periods ended December 31,
                                     ----------------------------------  -------------------------------------------------
                                                                                            Investment
                                     Units    Unit Fair Value   Assets    Expenses Ratio*     Income      Total Return***
Subaccount                           (000s)  Highest to Lowest  (000s)   Highest to Lowest   Ratio**     Highest to Lowest
----------                           ------  -----------------  -------  -----------------  ----------   -----------------
M Fund Brandes
  International..............  2004     35   $18.13 to $14.23   $   529    1.6% to 1.25%        1.21%    22.03% to 22.46%
                               2003     32    14.85 to 11.62        388     1.6 to 1.25         1.70      45.59 to 9.57
                               2002     14         7.98             111        1.25             1.37         (16.35)

M Fund Frontier Capital
  Appreciation...............  2004     18    15.65 to 11.23        238     1.6 to 1.25        --/b/       7.59 to 7.97
                               2003     13    14.55 to 10.40        154     1.6 to 1.25        --/b/      53.96 to 9.18
                               2002      6         6.75              42        1.25            --/b/         (26.33)

M Fund Business Opportunities
  Value......................  2004      6        12.07              69        1.25             0.56          21.08
                               2003      6         9.97              62        1.25             1.14          28.05
                               2002      2         7.78              12        1.25          1.60/c/        (14.79)/c/

MFS Investors Growth Stock
  Series (IC)................  2004  2,188    12.33 to 8.05      18,150     1.7 to 1.25        --/b/       7.35 to 7.83
                               2003  2,445    11.48 to 7.46      18,468     1.7 to 1.25        --/b/      21.51 to 2.45
                               2002  2,456         6.14          15,080        1.25            --/b/         (28.44)

MFS New Discovery
  Series (IC)................  2004  1,148        12.99          14,922        1.25            --/b/           5.21
                               2003  1,401        12.35          17,302        1.25            --/b/          32.05
                               2002  1,549         9.35          14,489        1.25            --/b/         (32.49)

MFS Research Series (IC).....  2004  1,238    13.49 to 9.10      11,350     1.6 to 1.25         1.09      14.02 to 14.41
                               2003  1,450    11.84 to 7.95      11,575     1.6 to 1.25         0.67      23.16 to 6.31
                               2002  1,572         6.46          10,151        1.25             0.28         (25.49)

MFS Mid Cap Growth
  Series (SC)................  2004     47       9.34/d/            434       1.25/d/        --/b,d/         12.94/d/
                               2003     47       8.27/d/         390/d/       1.25/d/        --/b,d/         34.92/d/
                               2002     36         6.13             221        1.25            --/b/         (44.12)

MFS New Discovery
  Series (SC)................  2004     15       11.08/d/           169       1.25/d/        --/b,d/         4.89/d/
                               2003     16       10.56/d/        169/d/       1.25/d/        --/b,d/         31.77/d/
                               2002     10         8.01              77        1.25            --/b/         (32.69)

MFS Research Series (SC).....  2004     19       11.21/d/           209       1.25/d/        0.92/d/         14.13/d/
                               2003     20       9.82/d/         192/d/       1.25/d/        0.36/d/         22.84/d/
                               2002     16         7.99             130        1.25             0.08         (25.67)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

5. Unit Values -- (continued)

                                                 At December 31,                For the years and periods ended December 31,
                                       ------------------------------------  --------------------------------------------------
                                                                                                Investment
                                       Units    Unit Fair Value    Assets     Expenses Ratio*     Income       Total Return***
Subaccount                             (000s)  Highest to Lowest   (000s)    Highest to Lowest   Ratio**      Highest to Lowest
----------                             ------  -----------------  ---------  -----------------  ----------    -----------------
Oppenheimer VA Capital
  Appreciation (SC)............  2004   166        $10.64/d/      $   1,762      1.25%/d/           0.23%/ d/     5.28%/d/
                                 2003   169        10.11/d/        1,713/d/      1.25/d/         0.28/d/          29.08/d/
                                 2002    96          7.83               753        1.25             0.32          (27.97)

Putnam American Government.....  2004    24        10.82/d/             258      1.25/d/         3.87/d/           1.38 d
                                 2003    25        10.67/d/          267/d/      1.25/d/         1.80/d/          0.29/d/
                                 2002    14          10.64              151        1.25             1.49            7.47

Putnam International Equity....  2004    65        12.54/d/             818      1.25/d/         1.50/d/          14.75/d/
                                 2003    66        10.93/d/          727/d/      1.25/d/         0.77/d/          26.93/d/
                                 2002    43          8.61               366        1.25             0.39          (18.70)

Putnam Investors...............  2004    15        11.10/d/             167      1.25/d/         0.47/d/          11.24/d/
                                 2003    15         9.98/d/          145/d/      1.25/d/         0.37/d/          25.56/d/
                                 2002     8          7.95                64        1.25             0.14          (24.93)

Putnam Vista...................  2004    10        12.09/d/             120      1.25/d/         --/b,d/          17.13/d/
                                 2003    10        10.32/d/          105/d/      1.25/d/         --/b,d/          31.51/d/
                                 2002     8          7.85                62        1.25            --/b/          (31.44)

Franklin US Gov't II Cl 2......  2004   270        11.06/d/           2,991      1.25/d/         4.96/d/          2.19/d/
                                 2003   299        10.82/d/           3,236      1.25/d/         5.48/d/          0.94/d/
                                 2002   185          10.72            1,984        1.25             4.41            8.39

Franklin Small Cap Cl 2........  2004    54        12.09/d/             648      1.25/d/         --/b,d/          10.10/d/
                                 2003    51        10.99/d/             557      1.25/d/         --/b,d/          35.54/d/
                                 2002    28          8.11               227        1.25             0.25          (29.36)

Franklin Mutual Shares Sec Cl 2  2004    68        12.66/d/             860      1.25/d/         0.76/d/          11.23/d/
                                 2003    62        11.39/d/             706      1.25/d/            0.96          23.59/d/
                                 2002    46          9.21               427        1.25             0.70          (12.95)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                December 31, 2004

5. Unit Values -- (continued)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a     Total accumulation units not greater than 500 units.

b     Portfolio distributed no dividends during the period.

c There were no new funds added for year 2004. The commencement of Subaccount operations for years 2002 and 2003 are as follows:

Subaccount                              2003       2002
----------                              -----     -------
International Equity Index.........                May 6
AIM V.I. Capital Development Series                May 3
M Fund Business Opportunity Value..               June 26
Mid Cap Value......................     May 2
Total Return Bond..................     May 5
Janus Aspen Global Technology......     May 5

d.    The Subaccount had one share class.

e.    Certain amounts in 2003 have been reclassified to permit comparison.

f.    Certain amounts in 2002 have been reclassified to permit comparison.